As filed with the U.S. Securities and Exchange Commission on December 15, 2017
Registration No. 333-

  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
REGISTRATION STATEMENT

☒ Registration Statement under the Securities Act of 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.

TCG BDC, INC.
(Exact name of Registrant as specified in its charter)

520 Madison Avenue, 40th Floor
New York, NY 10022
(Address of Principal Executive Offices)
(212) 813-4900
(Registrant’s Telephone Number, including Area Code)
Michael A. Hart
TCG BDC, Inc.
520 Madison Avenue, 40th Floor
New York, New York 10022
(Name and Address of Agent for Service)

Copies of information to:

Monica J. Shilling, Esq. Proskauer Rose LLP 2049 Century Park East, 32nd Floor Los Angeles, CA 90067 Telephone: (310) 557-2900 Facsimile: (310) 557-2193	William G. Farrar, Esq. Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004 (212) 558-4000 (212) 558-3588

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box:  ☒
It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, $0.01 par value per share(2)(3)
Preferred Stock, $0.01 par value per share(2)(3)
Subscription Rights(2)
Warrants(4)
Debt Securities(3)(5)
Units(6)
Total			$500,000,000(1)(7)	$62,250
Common Stock, $0.01 par value per share (8)	5,500,000	$17.135(9)	$94,242,500(9)	$11,733.19
Total				$73,983.19

(1)
Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)
Subject to Note 7 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of common stock as may be sold, from time to time separately or as units in combination with other securities registered hereunder.

(3)
Includes such indeterminate number of shares of common stock, preferred stock or debt securities as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(4)
Subject to Note 7 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time separately or as units in combination with other securities registered hereunder, representing rights to purchase common stock, preferred stock or debt securities.

(5)
Subject to Note 7 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time separately or as units in combination with other securities registered hereunder. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $500,000,000.

(6)
Subject to Note 7 below, there is being registered hereunder an indeterminate number of units. Each unit may consist of a combination of any one or more of the securities being registered hereunder and may also include securities issued by third parties, including the U.S. Treasury.

(7)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement by the Registrant exceed $500,000,000.

(8)	These shares are being registered on behalf of selling stockholders.

(9)
Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(c) of the Securities Act of 1933, as amended, the proposed maximum aggregate offering amount and the amount of the registration fee have been determined on the basis of the high and low market prices of the Registrant’s common stock reported on The NASDAQ Global Select Market on December 14, 2017.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION DATED , 2017
$500,000,000

TCG BDC, INC.
Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units
5,500,000 Shares of Common Stock by Selling Stockholders

We are an externally managed specialty finance company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended. Our investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which we define as companies with approximately $10 million to $100 million of earnings before interest, taxes, depreciation and amortization. We seek to achieve this investment objective by investing primarily in first lien senior secured loans and second lien senior secured loans.
As of September 30, 2017, our investment portfolio consisted of 108 investments in 92 portfolio companies with an aggregate fair value of $1,964.1 million.
We are managed by Carlyle GMS Investment Management L.L.C., an investment adviser registered under the Investment Advisers Act of 1940, as amended. Carlyle GMS Finance Administration L.L.C. provides the administrative services necessary for us to operate. Both Carlyle GMS Investment Management L.L.C. and Carlyle GMS Finance Administration L.L.C. are wholly owned subsidiaries of Carlyle Investment Management L.L.C., a subsidiary of The Carlyle Group L.P. The Carlyle Group L.P. is a global alternative asset manager with approximately $174 billion of assets under management as of September 30, 2017.
We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, which we refer to, collectively, as the “securities.” The preferred stock, debt securities, subscription rights and warrants (including as part of a unit) offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of the securities pursuant to this registration statement through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.
In addition, this prospectus relates to 5,500,000 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders.” Sales of our common stock by the selling stockholders, which may occur at prices below the then current net asset value (“NAV”) per share of our common stock, may adversely affect the market price of our common stock and may make it more difficult for us to raise capital.
The selling stockholders identified under “Selling Stockholders” acquired their respective shares of our common stock (i) through subscription agreements prior to our initial public offering, (ii) through our dividend reinvestment plan, (iii) in the merger of NF Investment Corp. (“NFIC”) with and into us on June 9, 2017, with us as the surviving entity, pursuant to the Agreement and Plan of Merger, dated May 3, 2017 or (iv) in the open market. Each sale by the selling stockholders of their shares of our common stock pursuant to this registration statement through agents, underwriters or dealers will be accompanied by a prospectus supplement that will identify the selling stockholders that are participating in such offering. We will not receive any proceeds from the sale of shares of our common stock by any of the selling stockholders.
Our common stock is traded on The NASDAQ Global Select Market under the symbol “CGBD.” On December 14, 2017 the last reported sales price of our common stock on The NASDAQ Global Select Market was $17.04 per share. The NAV per share of our common stock at September 30, 2017 (the last date prior to the date of this prospectus on which we determined NAV per share) was $18.18. Based on this last reported sales price of our common stock, the aggregate market value of all of the shares of our common stock registered pursuant to this registration statement held by the selling stockholders identified under “Selling Stockholders” is approximately $93,720,000.
Shares of closed-end investment companies, including BDCs, that are listed on an exchange frequently trade at a discount to their NAV per share. If our shares trade at a discount to our NAV per share, it may increase the risk of loss for purchasers in any offerings pursuant to this prospectus and any accompanying prospectus supplements.
This prospectus and any accompanying prospectus supplements contain important information you should know before investing in our securities. Please read this prospectus and any accompanying prospectus supplements before you invest and keep each for future reference. Information required to be included in a Statement of Additional Information may be found in this prospectus and an accompanying prospectus supplement, as applicable. We also file annual, quarterly and current reports, proxy statements and other information about us with the SEC. You may obtain this information or make stockholder inquiries by written or oral request and free of charge by contacting us by mail at our principal executive offices located at 520 Madison Avenue, 40th Floor, New York, NY 10022, on our website at www.tcgbdc.com, or by calling us at (212) 813-4900. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.
Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative. Before buying any securities, you should read the discussion of the material risks of investing in our securities that are described in the “Risk Factors” section beginning on page 19 of this prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is                     , 2017.

TCG BDC, INC.

You should rely only on the information contained in this prospectus and any accompanying prospectus supplements. We have not authorized any other person to provide you with different information or to make any representations not contained in this prospectus or any accompanying prospectus supplements. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume the information contained in this prospectus is accurate after the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

TRADEMARKS
This prospectus contains trademarks and service marks owned by Carlyle (as defined below). This prospectus may also contain trademarks and service marks owned by third parties.

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the U.S. Securities and Exchange Commission, using the “shelf” registration process. Under the shelf registration process, which includes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), we may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering.

In addition, this prospectus relates to 5,500,000 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders.”

The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplements together with any exhibits and the additional information described under the headings “Additional Information” and “Risk Factors” before you make an investment decision.

SUMMARY
This summary highlights some of the information contained elsewhere in this prospectus. This summary is not complete and may not contain all of the information that you should consider before investing in the securities offered by this prospectus and the accompanying prospectus supplement. You should review the more detailed information contained in this prospectus and the accompanying prospectus supplement, especially the information set forth under the heading “Risk Factors” and our consolidated financial statements and related notes thereto included elsewhere in this prospectus and the accompanying prospectus supplement.
Unless indicated otherwise in this prospectus or the context suggests otherwise:

•	the terms “we,” “us,” “our,” “TCG BDC” and “Company” refer to TCG BDC, Inc. (f/k/a Carlyle GMS Finance, Inc.), a Maryland corporation and its consolidated subsidiaries;

•	the term “SPV” refers to TCG BDC SPV LLC (f/k/a Carlyle GMS Finance SPV LLC), our wholly owned and consolidated subsidiary;

•	the term “2015-1 Issuer” refers to Carlyle GMS Finance MM CLO 2015-1 LLC, our wholly owned and consolidated subsidiary;

•	the term “Carlyle” refers to The Carlyle Group L.P. (NASDAQ: CG) and its affiliates and consolidated subsidiaries (other than portfolio companies of its affiliated funds);

•	the terms “CGMSFA” and “Administrator” refer to Carlyle GMS Finance Administration L.L.C., our administrator, a wholly owned and consolidated subsidiary of Carlyle;

•	the terms “CGMSIM” and “Investment Adviser” refer to Carlyle GMS Investment Management L.L.C., our investment adviser, a wholly owned and consolidated subsidiary of Carlyle;

•
the term “CPC” refers to the Carlyle Private Credit platform, which is Carlyle’s direct lending business unit that operates within the broader Carlyle Global Credit platform (which in turn operates within Carlyle’s Global Market Strategies (“GMS”) segment); and

•
the term “Credit Fund” refers to Middle Market Credit Fund, LLC, an unconsolidated limited liability company, in which we own a 50% economic interest and co-manage with Credit Partners USA LLC, and its wholly owned and consolidated subsidiary.

We have elected to be regulated as a business development company, or a “BDC,” under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”). In addition, for U.S. federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (together, with the rules and regulations promulgated thereunder, the “Code”).

TCG BDC, Inc.
We are an externally managed specialty finance company focused on lending to middle market companies. We are managed by our Investment Adviser, a wholly owned subsidiary of Carlyle. Since we commenced investment operations in May 2013 through September 30, 2017, we have invested approximately $3.4 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments. Our investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which we define as companies with approximately $10 million to $100 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”), which we believe is a useful proxy for cash flow. We seek to achieve our investment objective primarily through direct originations of secured debt, including first lien senior secured loans (which may include stand-alone first lien loans, first lien/last out loans and “unitranche” loans) and second lien senior secured loans (collectively, “Middle Market Senior Loans”), with the balance of our assets invested in higher yielding investments (which may include unsecured debt, mezzanine debt and investments in equities).
We generate revenues primarily in the form of interest income from the investments we hold. In addition, we generate income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees.
In conducting our investment activities, we believe that we benefit from the significant scale and resources of Carlyle, including our Investment Adviser and its affiliates. We have operated our business as a BDC since we began our investment activities in May 2013.
Investment Strategy
Our Investment Adviser is served by an origination, capital markets, underwriting and portfolio management team comprised of experienced investment professionals in the CPC platform, which is Carlyle’s direct lending business unit that operates within the broader Carlyle Global Credit platform (which in turn operates within Carlyle’s GMS segment). Our investment approach is focused on long-term credit performance and principal preservation. Our Investment Adviser’s investment team utilizes a rigorous, systematic, and consistent investment process, refined over Carlyle’s 30-year history investing in private markets across multiple cycles, designed to achieve enhanced risk-adjusted returns.
Origination Strategy
Our Investment Adviser has built a strong direct origination platform with coverage of over 200 private equity firms and over 150 lending institutions. Our Investment Adviser’s origination team sources approximately 800 opportunities per year for us with an ultimate investment rate by us of less than 10% annually. The scale of our Investment Adviser’s origination platform allows us to maximize access to investment opportunities and enhance overall investment selectivity. We further seek to reduce risk by partnering with experienced sponsors with strong track records. We believe lending to companies owned by leading private equity firms (versus non-sponsored companies) has several important and potentially defensive characteristics. Sponsor involvement provides for:

•
maximization of investment opportunities as approximately 70% of middle market loan volume is sponsor backed as of September 30, 2017, according to the S&P Global Market Intelligence LCD Middle Market Fact Sheet;

•	validation of enterprise value;

•	support, as needed, in strategy, operations and governance of portfolio companies; and

•	the potential for additional capital commitment by sponsor if company requires financial support.
Investment Approach and Risk Monitoring of Investments
Our Investment Adviser utilizes a rigorous, systematic and consistent due diligence underwriting process to evaluate all investment opportunities. Our Investment Adviser’s investment teams primarily consist of origination professionals, research analysts and underwriters. An investment team works on a particular transaction from initial screening through closing, and the same team continues to monitor the credit for the life cycle of the investment.

During the investment process, the investment team works closely with the private equity sponsor in all aspects of due diligence, including onsite meetings, due diligence calls, and review of third party diligence reports. Our Investment Adviser also conducts an independent evaluation of the business, utilizing both internal and external sources. A key differentiator is our Investment Adviser’s integrated credit platform and collaborative efforts that leverage Carlyle’s broader resources, which include access to Carlyle’s relationships and institutional knowledge.

Diversification of our portfolio is a key tenet of our risk management strategy, including diversification by borrower, industry sector, sponsor relationships and other metrics. Additionally, we view proactive portfolio monitoring as a vital part of the investment process. Our Investment Adviser utilizes a proprietary credit surveillance report and software system, an objective rules-based Internal Risk Rating system and proprietary valuation model to assess risk in the portfolio. In addition to monthly portfolio reviews, our Investment Adviser compiles a quarterly risk report that examines, among other metrics, migration in portfolio and loan level investment mix, industry diversification, Internal Risk Ratings, revenue, EBITDA, and leverage. Our Investment Adviser supplements these policies with additional analyses and projections, including stress scenarios, to assess the potential exposure of our portfolio to variable macroeconomic factors and market conditions.
Strategic Relationships
We have established two highly differentiated strategic relationships that expand our product offering and increase our scale, enhancing our investment opportunities and optimizing selectivity rates, as we determine which credits provide the best risk adjusted returns for our stockholders. In early 2015, our Investment Adviser developed a key strategic relationship with Madison Capital Funding LLC (“Madison Capital”), a prominent non-bank finance company that is a subsidiary of New York Life Insurance Company, which has allowed us to offer various lending solutions to potential borrowers and has increased our coverage of U.S. middle market private equity firms. Additionally, in early 2016, we agreed to co-invest with Credit Partners USA LLC (“Credit Partners”), a wholly owned subsidiary of a large Canadian pension fund, to form Credit Fund, a joint venture primarily focused on investing in first lien loans to middle market companies. We and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400 million each. See “—Competitive Strengths—Strategic Relationships.”
Investment Portfolio
As of September 30, 2017, we had 108 investments in 92 portfolio companies with an aggregate fair value of $1,964.1 million. During the nine months ended September 30, 2017, we invested approximately $1.1 billion in new investments. During the same period, we had approximately $521.4 million in exits and repayments resulting in net portfolio increase of approximately $541.2 million.
As of September 30, 2017, our portfolio was invested across 29 industries. As of September 30, 2017, no single portfolio company (excluding Credit Fund) represented more than 3% of our investments at fair value and no single industry represented more than 11% of our investments at fair value. Based on fair value as of September 30, 2017, approximately 99.2% of our investments were in U.S. domestic companies. As of such date, the weighted average remaining term of our debt investments was approximately 4.5 years. Based on fair value as of September 30, 2017, our portfolio consisted of approximately 89.6% in secured debt (75.9% in first lien debt (including 11.7% in first lien/last out loans) and 13.7% in second lien debt), 9.6% in Credit Fund, 0.1% in structured finance obligations and 0.7% in equity investments. Based on fair value as of September 30, 2017, approximately 1.2% of our debt portfolio was invested in debt bearing a fixed interest rate and approximately 98.8% of our debt portfolio was invested in debt bearing a floating interest rate, which primarily are subject to interest rate floors.
As of September 30, 2017, the weighted average yield of our first lien debt (including first lien/last out loans) was 8.30% and 8.36% based on the amortized cost and fair value, respectively. During that same period, the weighted average yield on our second lien debt was 10.37% and 10.29% based on the amortized cost and fair value, respectively.

As of September 30, 2017, we and Credit Partners had each contributed $74.5 million and $35.0 million, respectively, to Credit Fund. As of September 30, 2017, Credit Fund’s portfolio was invested in companies across 20 industries. As of September 30, 2017, Credit Fund had investments in 47 portfolio companies with an aggregate fair value of $823 million. Based on fair value as of September 30, 2017, approximately 95.7% of Credit Fund’s investments were in U.S. domestic companies, and 100% was invested in debt bearing a floating interest rate with an interest rate floor.
Competitive Strengths
Market Leading Direct Origination Platform. We have access to CPC’s strong direct origination platform, with coverage of over 200 private equity firms and over 150 lending institutions. We take a regional approach to client coverage with offices in New York City, Chicago and Los Angeles. The origination team is highly experienced, and maintains deep relationships with a broad network of financial sponsors, commercial and investment banks, and finance companies, which are expected to continue to generate a significant amount of investment opportunities.
Scaled Investment Platform and Capabilities. CPC is an established, scaled investment platform with the ability to invest across the entire capital structure. CPC’s broad capabilities and ability to offer a full financing solution give us access to a wide funnel of opportunities, allow us to select high quality credits, construct the optimal financing package as it relates to price and terms, assert greater control over documentation, and generate attractive risk-adjusted returns for our stockholders. We believe CPC’s hold sizes are among the largest in the middle market, which we believe results in the ability to generate premium economics, as sponsors are willing to pay higher spreads for financing certainty. CPC’s large hold sizes and strategic relationships enable us to provide certainty with regards to spreads, fees, structure and covenants. Furthermore, the breadth of CPC’s debt offerings also allows us to deploy capital at a measured pace across credit cycles and construct a portfolio that will perform in a broad range of economic conditions.
One Carlyle Capabilities Leading to Superior Credit Performance. We benefit from our Investment Adviser’s utilization of the broader resources of Carlyle, which includes access to Carlyle’s relationships and institutional knowledge from almost three decades of private market investing. Our underwriting process leverages Carlyle’s 635 investment professionals across multiple alternative investment asset classes, 41 operating executives, information obtained through direct ownership of over 270 companies and lending relationships with over 700 companies, 13 credit industry research analysts, and in-house government affairs and economic research teams. Our systematic and consistent approach is augmented by industry expertise and tenured underwriting professionals who both lead our Investment Adviser’s investment team and serve on our Investment Adviser’s investment committee. Strong credit underwriting has been a key component of our investing process, where our Investment Adviser seeks to select borrowers whose businesses are expected to generate substantial cash flows, to have leading management teams, stable operating histories, high barriers to entry and meaningful equity value, and to retain significant value.
Experienced Investment Team. Our Investment Adviser’s investment team comprises investment professionals in CPC who have extensive middle market lending experience. The investment team consists of 29 dedicated investment professionals. The seven members of our Investment Adviser’s investment committee have an average of 22 years of industry experience. We believe the breadth and depth of the investment team in sourcing, structuring, executing, and monitoring a broad range of private investments provides us with a significant competitive advantage in building a high quality portfolio of investments.

Carefully Constructed Portfolio of Diversified Senior Secured, Floating Rate Loans. Our portfolio has been defensively constructed, exhibits strong credit quality, generates stable risk-adjusted returns and allows us to generate meaningful investment income, and consequently dividend income, for our stockholders. We have invested approximately $3.4 billion since our inception in directly originated middle market loans. Our portfolio is highly diversified by borrower, industry sector, sponsor relationships and other metrics. As of September 30, 2017, we had a portfolio of 108 investments in 92 portfolio companies across 29 industries and 59 unique sponsors. As of September 30, 2017, approximately 98.8% of our debt investments bore interest at floating rates, subject to interest rate floors, and 75.9% of our portfolio was invested in first lien debt investments (including 11.7% first lien/last out loans).
Strategic Relationships. Our strategic relationships enhance our ability to provide full financing solutions to our borrowers, which results in our being able to generate optimal economics, significant access to diligence and control over documentation terms. Additionally, these relationships further strengthen our origination platform and ability to develop creative financing solutions to invest through the capital structure based on where we believe the best risk-adjusted return opportunities reside. Our Investment Adviser’s strategic relationship with Madison Capital, a leading middle market senior lender with approximately $8.4 billion of assets under management (“AUM”) as of September 30, 2017, allows us to offer a full unitranche financing solution. This product provides middle market companies with certainty for financing without syndication risk and generates attractive risk-adjusted returns on these investments for our stockholders. Madison Capital provides the first lien/first out portion of the unitranche loan, which allows us to provide the first lien/last out portion. Collectively, we and Madison Capital have provided over $1.145 billion (before any repayments or exits) of unitranche loans to middle market companies. The relationship has been extremely successful, and we frequently invest alongside Madison Capital on a variety of investment opportunities (in addition to unitranche loans).
Separately, Credit Fund, our strategic joint venture with a large Canadian pension fund, primarily invests in first lien loans of middle market companies. Since its inception and through September 30, 2017, Credit Fund has provided $986.5 million (before any repayments or exits) of senior secured loans. This joint venture provides us with an enhanced first lien loan product for certain transactions, thus further increasing our deal flow, and results in an increased number of borrowers in our portfolio, which provides strategic benefits as we build incumbent positions for future growth and investment opportunity.
Market Opportunity
We believe the middle market lending environment provides attractive investment opportunities as a result of a combination of the following factors:
Favorable Market Environment. We believe the middle market remains one of the most attractive investment areas due to its large size, superior value relative to the broadly syndicated loan market, and supply-demand imbalance that continues to favor non-bank lenders. We believe market yields remain attractive and leverage levels at middle market companies are stable, creating a favorable investment environment.
Large and Growing U.S. Middle Market. The U.S. middle market is the largest market by many measures, which is expected to enable us to invest selectively as approximately 70% of middle market loan volume is sponsor-backed. According to S&P Capital IQ, as of September 30, 2017, there are over 70,000 U.S. middle market companies generating between $20 million and $1 billion in annual revenue, compared with approximately 3,500 companies with revenue greater than $1 billion. We believe these middle market companies, both sponsored and non-sponsored, represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow.

Leverage, Pricing and Risk. According to the S&P Global Market Intelligence LCD Quarterly Leveraged Lending Review (Q3 2017), middle market companies are less levered, have larger equity contributions, experience lower rates of default, and achieve higher recoveries versus large cap broadly syndicated loans. Middle market loans also tend to achieve more attractive pricing and structures, including documentation, covenants and information/governance, than broadly syndicated loans. Over the 3 year period from 2015 to 2017, middle market loans have exhibited an approximate 200 basis points spread premium over broadly syndicated loans according to the S&P Global Market Intelligence LCD Leveraged Loan Index.
Market Environment Favors Non-Traditional Lenders. Traditional middle market lenders, such as commercial and regional banks and commercial finance companies, have contracted their origination and lending activities and are focusing on more liquid asset classes or have exited the business. At the same time, institutional investors have sought to invest in larger, more liquid offerings, limiting the ability of middle market companies to raise debt capital through public capital markets. This has resulted in other capital providers, such as specialty finance companies, structured-credit vehicles such as collateralized loan obligations (“CLOs”), BDCs, and private investment funds, actively investing in the middle market. We believe the aforementioned changes and restrictions have created a large and growing market opportunity for alternative lenders such as us.
Favorable Capital Markets Trends. Current and future demand for middle market financings, driven by private equity investment and upcoming maturities are expected to provide us with ample deal flow. Current data from the Thompson Reuters LPC Middle Market Weekly Report (October 6, 2017) suggests that approximately $606 billion of upcoming loan maturities for middle market companies are due between 2017 and 2022, and the PitchBook PE & VE Fundraising and Capital Overhang Report (1H 2017) suggests that there is over $739 billion of uninvested capital in 2010–YTD Q3 2017 vintage private equity funds. We believe these refinancings and uninvested capital will provide a steady flow of attractive opportunities for well-positioned lenders with deep and longstanding sponsor and market relationships, particularly for providers of full capital structure financing solutions.
Benefits of Traditional Middle Market Focus. We believe there are significant advantages in our focus on the traditional middle market, a market we categorize to include borrowers with EBITDA in the range of approximately $10 million to $100 million. Traditional middle market companies are generally less levered than companies with EBITDA in excess of $100 million and loans to those borrowers offer more attractive economics in the form of upfront fees, spreads, and prepayment penalties. Senior secured middle market loans typically have strong defensive characteristics: these loans have priority in payment among a portfolio company’s security holders and they carry the least risk among investments in the capital structure; these investments, which are secured by the portfolio company’s assets, typically contain carefully structured covenant packages which allow lenders to take early action in situations where obligors underperform; and these characteristics can provide protection against credit deterioration. Middle market lenders like us are often able to complete more thorough due diligence investigations prior to investment than lenders in the broadly syndicated space.
Carlyle and Our Investment Adviser
Our investment activities are managed by our Investment Adviser. Our Investment Adviser is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments on an ongoing basis.

Our Investment Adviser is an affiliate of Carlyle. Carlyle is one of the world’s largest and most diversified multi-product global alternative asset management firms. Carlyle and its affiliates advise an array of specialized investment funds and other investment vehicles that invest across a range of industries, geographies, asset classes and investment strategies. Since its founding in Washington, D.C. in 1987, Carlyle has grown to become a leading global alternative asset manager with approximately $174 billion in AUM across 306 investment vehicles as of September 30, 2017.
Carlyle Global Credit is one of the largest integrated credit platforms in the industry with approximately $32 billion in AUM and 128 employees with multiple offices, including New York, Chicago and Los Angeles, as of September 30, 2017. Carlyle Global Credit’s investment strategies include loans and structured credit, distressed credit, private credit (through CPC) and energy credit. CPC advises four funds, including us, totaling, in the aggregate, approximately $2 billion in AUM as of September 30, 2017.
Our Investment Adviser’s seven-person investment committee is responsible for reviewing and approving our investment opportunities. The members of the investment committee have experience investing through different credit cycles. The investment committee is led by Michael A. Hart, Managing Director of Carlyle, Head of CPC, Chairman of our Board of Directors (“Board”) and

our Chief Executive Officer and also includes Jeffrey S. Levin, Managing Director of Carlyle and our President. See “Management—Portfolio Management” for biographical information of members of our Investment Adviser’s investment committee.
Our Investment Adviser also serves, and may serve in the future, as investment adviser to other existing and future affiliated BDCs that have investment objectives similar to our investment objectives.
Allocation of Investment Opportunities and Potential Conflicts of Interest
Our Investment Adviser’s investment team forms the exclusive Carlyle platform for U.S. middle market debt investments. The SEC has granted us exemptive relief that permits us and certain of our affiliates to co-invest in suitable negotiated investments (the “Exemptive Relief”). If Carlyle is presented with investment opportunities that generally fall within our investment objective and that of other Carlyle funds, accounts or other similar arrangements (including other existing and future affiliated BDCs) whether focused on a debt strategy or otherwise, Carlyle allocates such opportunities among us and such other Carlyle funds, accounts or other similar arrangements in a manner consistent with the Exemptive Relief, our Investment Adviser’s allocation policies and procedures and Carlyle’s other allocation policies and procedures, where applicable, as discussed below. More specifically, investment opportunities in suitable negotiated investments for investment funds, accounts and other similar arrangements managed by our Investment Adviser are allocated in accordance with the Exemptive Relief. Investment opportunities for investment funds, accounts and other similar arrangements not managed by our Investment Adviser are allocated in accordance with their respective investment adviser’s and Carlyle’s other allocation policies and procedures. Such policies and procedures may result in certain investment opportunities that are attractive to us being allocated to other funds that are not managed by our Investment Adviser. Carlyle’s, including our Investment Adviser’s, allocation policies and procedures are designed to allocate investment opportunities fairly and equitably among its clients over time, taking into account the sourcing of the transaction, the nature of the investment focus of each such other Carlyle fund, accounts or other similar arrangements, the relative amounts of capital available for investment, the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals, any requirements contained in the governing agreements of the Carlyle funds, accounts or other similar arrangements and other considerations deemed relevant by Carlyle in good faith, including suitability considerations and reputational matters. The application of these considerations may cause differences in the performance of different Carlyle funds, accounts and similar arrangements that have similar strategies. For a further explanation of the allocation of opportunities and other related conflicts and risks, please see “Business—Allocation of Investment Opportunities and Potential Conflicts of Interest.”
Because we are a BDC, we are not generally permitted to make loans to companies controlled by Carlyle or other funds managed by Carlyle.
We are also not permitted to make any co-investments with clients of our Investment Adviser or its affiliates (including any fund managed by Carlyle) without exemptive relief from the SEC, subject to certain exceptions, including with respect to our downstream affiliates. The SEC has granted us Exemptive Relief that permits us and certain of our affiliates to co-invest in suitable negotiated investments. Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit our ability to participate in a co-investment transaction. We may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable law and regulations, existing regulatory guidance, and our Investment Adviser’s and Carlyle’s other allocation policies and procedures.
Operating and Regulatory Structure
We have elected to be treated as a BDC under the Investment Company Act. As a BDC, we are required to comply with certain regulatory requirements and are generally prohibited from acquiring assets other than qualifying assets, unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high quality debt instruments maturing in one year or less from the time of investment. Under the rules of the Investment Company Act, “eligible portfolio companies” include (i) private U.S. operating companies, (ii) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange, NYSE Amex Equities and The NASDAQ Global Market) or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (iii) public U.S. operating companies having a market capitalization of less than $250 million.
Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. In particular, as a BDC, we must have at least 200% asset coverage calculated pursuant to the Investment Company Act in order to incur debt or issue preferred stock (which we refer to collectively as “senior securities”). In effect, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us, which requires us to finance our investments with at least as much equity as senior securities in the aggregate. Certain of our credit facilities also require that we maintain asset coverage of at least 200%. See “—Use of Leverage” and “Regulation.”

In addition, as a consequence of our election to be treated as a RIC for U.S. federal income tax purposes, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their investment company taxable income (as defined under the Code) to stockholders as dividends in order to preserve their status as a RIC and not be subject to additional U.S. federal corporate-level taxes. This requirement, in turn, generally prevents us from using our earnings to support our operations, including making new investments. See “U.S. Federal Income Tax Considerations.”
Use of Leverage
Leverage increases the potential for gain and loss on amounts invested and, as a result, increases the risks associated with investing in our securities. The costs associated with our borrowings, including any increase in the fees payable to our Investment Adviser, are borne by our stockholders. Any decision on our part to use borrowings depends upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. Through the SPV, our wholly owned subsidiary, we have a $400 million senior secured revolving credit facility with various lenders (as amended, the “SPV Credit Facility”). In addition, we have a $383 million senior secured revolving credit facility with various lenders (as amended, the “Credit Facility” and, together with the SPV Credit Facility, the “Facilities”).
On June 26, 2015, through our wholly owned subsidiary, the 2015-1 Issuer, we completed a $400 million term debt securitization (the “2015-1 Debt Securitization”), of which we retained 100% of the preferred interests (the “Preferred Interests”), or approximately $126 million at closing. For more information on our debt, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”
Corporate Structure
We were formed in February 2012 as a Maryland corporation structured as an externally managed, non-diversified closed-end investment company. On May 2, 2013, we elected to be regulated as a BDC and commenced substantial investment operations upon the completion of our initial closing of equity capital commitments. Effective on March 15, 2017, we changed our name from “Carlyle GMS Finance, Inc.” to “TCG BDC, Inc.”
On June 9, 2017, pursuant to the Agreement and Plan of Merger, dated May 3, 2017, by and between us and NF Investment Corp. (“NFIC”), NFIC merged with and into us (the “NFIC Acquisition”), with us as the surviving entity. The NFIC Acquisition was accounted for as an asset acquisition.
Recent Developments
On December 13, 2017, our Board of Directors declared a special dividend of $0.12 per share, which is payable on January 17, 2018 to stockholders of record as of December 29, 2017.
Summary Risk Factors
Investing in us involves a high degree of risk. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see “Risk Factors” beginning on page 19 for a more detailed discussion of the principal risks as well as certain other risks you should carefully consider before deciding to invest in our securities.

•
Our operation as a BDC imposes numerous constraints on us and significantly reduces our operating flexibility. Any failure on our part to maintain our status as a BDC or RIC would reduce our operating flexibility, may hinder our achievement of our investment objective, may limit our investment choices and may subject us to greater regulation.

•
Capital markets may experience periods of disruption and instability. These market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may in the future have a negative impact on our business and operations.

•	Our financial condition, results of operations and ability to achieve our investment objective depend on our ability to source investments, access financing and manage future growth effectively.

•
We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, which would have a material adverse effect on our financial performance.

•	We are dependent upon our Investment Adviser for our future success.

•	We may need to raise additional capital to grow because we must distribute most of our income.

•	We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•	Pending or future legislation may allow us to incur additional leverage.

•	We operate in a highly competitive market for investment opportunities, and compete with investment vehicles sponsored or advised by our affiliates.

•	We may experience fluctuations in our quarterly results.

•	There are significant potential conflicts of interest, including the management of other investment funds and accounts by our Investment Adviser, which could impact our investment returns.

•	We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.

•	Our Board may change our investment objective, operating policies and strategies without prior notice and without stockholder approval.

•
A failure in our operational systems or infrastructure, or those of third parties, as well as cyber-attacks could significantly disrupt our business or negatively affect our liquidity, financial condition or results of operations.

•
Our Investment Adviser, Administrator and sub-administrators can resign upon 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

•	We may not replicate our historical performance or the historical success of Carlyle.

•	Our ability to enter into transactions with Carlyle and our other affiliates is generally restricted.

•	Changes in interest rates may increase our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and decrease our net investment income.

•	Our investments are risky and speculative.

•
Our portfolio securities typically do not have a readily available market price and, in such a case, we will value these securities at fair value as determined in good faith under procedures adopted by our Board, which valuation is inherently subjective and may not reflect what we may actually realize for the sale of the investment.

•
Declines in the prices of corporate debt securities and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.

•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.

•	Our portfolio companies may incur debt that ranks equally with, or senior to, some of our investments in such companies.

•
Because we currently do not hold, and likely will not hold, controlling interests in our portfolio companies, we may not be in a position to exercise control over those portfolio companies or prevent decisions by management of those portfolio companies that could decrease the value of our investments.

•	The market price of our common stock may fluctuate significantly over time.

•	Investing in our common stock involves an above average degree of risk.

•	Non-U.S. stockholders may be subject to withholding of U.S. federal income tax on dividends we pay.
Corporate Information
Our principal executive offices are located at 520 Madison Ave., 40th Floor, New York, New York 10022 and our telephone number is (212) 813-4900. We maintain a website located at www.tcgbdc.com. Information on our website is not incorporated into or a part of this prospectus.

OFFERINGS

We may offer, from time to time, in one or more offerings or series, of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the NAV per share of our common stock at the time of an offering. See “Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus.”
In addition, this prospectus relates to 5,500,000 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders.” Sales of our common stock by the selling stockholders, which may occur at prices below the NAV per share of our common stock, may adversely affect the market price of our common stock and may make it more difficult for us to raise capital.
We or the selling stockholders may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we or the selling stockholders, as applicable, designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or the selling stockholders, as applicable, and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.
Set forth below is additional information regarding offerings of our securities:

Use of proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include, among other things, (a) investing in portfolio companies in accordance with our investment objective and (b) repaying indebtedness. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”

We will not receive any proceeds from any sale of common stock by the selling stockholders identified under “Selling Stockholders.”

The NASDAQ Global Select Market symbol	“CGBD”

Distributions
To the extent we have taxable income, we intend to continue to pay quarterly distributions to our stockholders out of assets legally available for distribution. Future quarterly distributions, if any, will be determined by our Board. All future distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare such distributions in future periods. For more information, see “Price Range of Common Stock and Distributions.”

Tax status
We are a BDC under the Investment Company Act. We have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2013, and intend to continue to elect to be so treated annually. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and timely distribute to our stockholders at least 90% of our “investment company taxable income” as defined by the Code, which generally includes net ordinary income and net short-term capital gains in excess of net long-term capital losses, for each taxable year. See “Price Range of Common Stock and Distributions” and “U.S. Federal Income Tax Considerations.”

We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Price Range of Common Stock and Distributions.”

Dividend Reinvestment Plan
We have an “opt out” dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, other than those stockholders who have “opted out” of the plan. As a result of adopting the plan, if our Board authorizes, and we declare, a cash dividend or distribution, our stockholders who have not elected to “opt out” of our dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving cash. Each registered stockholder may elect to have such stockholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered stockholder that does not so elect, distributions on such stockholder’s shares will be reinvested by State Street Bank and Trust Company (“State Street”), our plan administrator, in additional shares. The number of shares to be issued to the stockholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes. We intend to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the NAV per share on the relevant valuation date. If the market value per share is less than the NAV per share on the relevant valuation date, the plan administrator would implement the plan through the purchase of common stock on behalf of participants in the open market, unless we instruct the plan administrator otherwise.

Stockholders who receive dividends and distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who receive their dividends and distributions in cash. However, since their cash dividends and distributions will be reinvested in our common stock, such stockholder will not receive cash with which to pay applicable taxes on reinvested dividends and distributions. See “Dividend Reinvestment Plan.”

If a stockholder elects to “opt out” of our dividend reinvestment plan, that stockholder will receive cash distributions.

Investment Advisory Fees
We pay our Investment Adviser a fee for its services under an investment advisory agreement (the “Investment Advisory Agreement”) consisting of two components—a base management fee and an incentive fee.

The base management fee is calculated and payable quarterly in arrears at an annual rate of 1.50% of our average gross assets, including assets acquired through the incurrence of debt, excluding cash and cash-equivalents and adjusted for share issuances or repurchases. Cash and cash-equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment. Under the Investment Advisory Agreement, the base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed fiscal quarters, except for the first quarter following our initial public offering, in which case the base management fee was calculated based on our gross assets as of the end of such fiscal quarter. The base management fee is appropriately adjusted for any share issuances or repurchases during such fiscal quarter and the base management fees for any partial month or quarter will be pro-rated.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) based on capital gains.

Incentive Fee on Pre-Incentive Fee Net Investment Income

We pay our Investment Adviser an incentive fee quarterly in arrears with respect to our pre-incentive fee net investment income in each calendar quarter as follows (for purposes of comparing our pre-incentive fee net investment income to a “hurdle rate” of 1.50% or a “catch-up rate” of 1.82%, as applicable, our pre-incentive fee net investment income is expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter):

• no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;

• 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.82% in any calendar quarter (7.28% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.82%) as the “catch-up.” The “catch-up” is meant to provide our Investment Adviser with approximately 17.5% of our pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.82% in any calendar quarter; and

• 17.5% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.82% in any calendar quarter (7.28% annualized) is payable to our Investment Adviser. This reflects that once the hurdle rate is reached and the catch-up is achieved, 17.5% of all pre-incentive fee investment income thereafter is allocated to our Investment Adviser.

Incentive Fee on Capital Gains

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the date of determination, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees.

See “Fees and Expenses” and “Management—Investment Management Agreement.”

Administration Agreement
We reimburse our Administrator for its costs and expenses and our allocable portion of overhead incurred by our Administrator in performing its obligations under an administration agreement (the “Administration Agreement”). In addition, our Administrator has entered into sub-administration agreements with certain affiliates (the “Carlyle Sub-Administration Agreements”) to have access to personnel. Our Administrator has also entered into a sub-administration agreement with State Street (the “State Street Sub-Administration Agreement” and, together with the Carlyle Sub-Administration Agreements, the “Sub-Administration Agreements”) for certain administrative and professional services.

See “Fees and Expenses,” “Management—Administration Agreement” and “—Sub-Administration Agreements.”
Leverage
From time to time, we may borrow funds to make additional investments. This is known as “leverage” and could increase or decrease returns to our stockholders. The use of leverage involves significant risks. As a BDC, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage ratio, as defined in the Investment Company Act, equals at least 200% immediately after each time we incur indebtedness. The amount of leverage that we employ will depend on our Investment Adviser’s and our Board’s assessment of market conditions and other factors at the time of any proposed borrowing. The costs associated with our borrowings, including any increase in the fees payable to our Investment Adviser, are borne by our stockholders.

Trading at a discount
Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV per share. We are not generally able to issue and sell our common stock at a price below our NAV per share unless, among other things, the requisite stockholders approve such a sale. The risk that our shares may trade at a discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV per share. See “Risk Factors—Risks Related to Offerings Pursuant to this Prospectus—Our shares of common stock have traded at a discount to NAV and may do so again, which could limit our ability to raise additional equity capital.”

Investment Adviser
We are externally managed by our Investment Adviser, CGMSIM, an investment adviser that is registered with the SEC under the Advisers Act. CGMSIM is a wholly owned subsidiary of Carlyle, a global alternative asset manager with approximately $174 billion of AUM as of September 30, 2017. See “Management—Our Investment Adviser.”

Administrator	CGMSFA, a wholly owned subsidiary of Carlyle, serves as our administrator. See “Management—Our Administrator.”

Custodian, transfer agent and dividend disbursing agent	State Street serves as our custodian. State Street also serves as our transfer and distribution payment agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Risk factors	See “Risk Factors” and the other information in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities.

Available information
We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus. We are also required to file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (202) 551-8090 or (800) SEC-0330.

We maintain a website (www.tcgbdc.com) and make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. The information on our website is not incorporated by reference in this prospectus. You may also obtain such information by contacting us in writing at: 520 Madison Ave., 40th Floor, New York, New York 10022, or by telephone (collect) at (212) 813-4900.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. The expenses shown in the table under “estimated annual expenses” are based on estimated amounts for our current fiscal year. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us,” the “Company” or says that “we” will pay fees or expenses, stockholders will indirectly bear these fees or expenses as our investors.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	—(1)
Offering expenses	—(2)
Dividend reinvestment plan expenses	None(3)
Total stockholder transaction expenses	—(4)

Estimated annual expenses (as a percentage of net assets attributable to common stock): (5)
Base management fee payable under the Investment Advisory Agreement	2.11%(6)
Incentive fee payable under the Investment Advisory Agreement (17.5% of pre-incentive fee net investment income and capital gains)	1.71%(7)
Interest payments on borrowed funds	1.99%(8)
Other expenses	0.70%(9)(11)
Acquired fund fees and expenses	1.32%(10)
Total annual expenses	7.83%(11)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission). Purchases of shares of our common stock on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load that stockholders may have paid in connection with their purchase of shares of our common stock.

(2)
The related prospectus supplement, including each underwritten offering by any of the selling stockholders identified under “Selling Stockholders,” will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan are included in “Other expenses” in the table above. For additional information, see “Dividend Reinvestment Plan.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	The net assets attributable to common stock used to calculate the percentages in this table reflect our net assets of $1,124.4 million as of September 30, 2017.

(6)
The base management fee under the Investment Advisory Agreement is calculated and payable quarterly in arrears at an annual rate of 1.50% of our average gross assets, including assets acquired through the incurrence of debt, excluding cash and cash equivalents and adjusted for share issuances or repurchases. For purposes of the table above, the percentage reflected is calculated based on our average net assets (rather than our average gross assets) for the same period. The base management fee is payable quarterly in arrears. See “Management—Investment Advisory Agreement.”

(7)
We may have capital gains and net investment income that could result in the payment of an incentive fee to the Investment Adviser in the twelve months after the date of this prospectus. The incentive fee payable in the example below is estimated based on annualizing our actual results for the nine months ended September 30, 2017 as if they had occurred following our initial public offering, and assumes that the incentive fee is 17.5% for all relevant periods. However, the incentive fee payable to the Investment Adviser is based on our performance and will not be paid unless we achieve certain goals.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) in an amount equal to 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Management—Investment Advisory Agreement.” The incentive fee does not give effect to the Proposed Amendment. See “Management—Investment Advisory Agreement—Incentive Fee.”

(8)
Interest payments on borrowed funds is estimated based on annualizing our interest expense for the nine month period ended September 30, 2017 under our secured borrowings and the notes offered in the Debt Securitization (the “2015-1 Notes”) excluding fees (such as fees on undrawn amounts and amortization of upfront fees). This estimated item is based on the assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. Our stockholders indirectly bear the costs of borrowings under any debt instruments we may enter into.

(9)
Includes our estimated overhead expenses, such as payments under the Administration Agreement for certain expenses incurred by the Investment Adviser. See “Certain Relationships and Related Party Transactions—Administration Agreement” and “—Sub-Administration Agreements.” The expenses in this table are based on our actual other expenses for the nine month period ended September 30, 2017.

(10)
Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest that (1) are investment companies or (2) would be investment companies under Section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the Investment Company Act. This amount includes the estimated annual fees and expenses of Credit Fund, which was our only acquired fund as of September 30, 2017.

(11)	Estimated.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The incentive fee payable in the example below assumes that the incentive fee is 17.5% for all relevant periods. Transaction expenses are included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (none of which is subject to the incentive fee based on capital gains) (1)	$102	$224	$347	$653
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the incentive fee based on capital gains) (2)	$112	$254	$397	$753

(1)	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.

(2)
Assumes no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and not otherwise deferrable under the terms of the Investment Advisory Agreement and therefore subject to the incentive fee based on capital gains. Because our investment strategy involves investments that generate primarily current income, we believe that a 5% annual return resulting entirely from net realized capital gains is unlikely.

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income portion of the incentive fee under the Investment Advisory Agreement is unlikely to be significant assuming a 5% annual return, the second example assumes that the 5% annual return will be generated entirely through net realized capital gains and, as a result, will trigger the payment of the capital gains portion of the incentive fee under the Investment Advisory Agreement. The income portion of the incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through net realized capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.
This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL AND OTHER INFORMATION
The tables below set forth our selected consolidated historical financial data for the periods indicated. The selected consolidated historical financial data as of and for the years ended December 31, 2016, 2015 and 2014, have been derived from our audited consolidated financial statements, which are included in “Financial Statements and Supplementary Data” of this prospectus. Interim financial information for the nine months ended September 30, 2017 and 2016 has been derived from our unaudited interim financial statements, which are included in “Financial Statements and Supplementary Data” of this prospectus. Our unaudited interim financial statements were prepared on a basis consistent with our audited financial statements and, in our opinion, include all adjustments necessary for the fair statement of the results for the periods represented. Our historical results are not necessarily indicative of future results. The selected financial data in this section is not intended to replace the financial statements and is qualified in its entirety by the financial statements and related notes included in this prospectus.
The selected consolidated financial information and other data presented below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and the related notes thereto.

	For the nine month periods ended September 30,		For the years ended
			December 31,
	2017	2016	2016	2015	2014	2013
(dollar amounts in thousands, except per share data)
Consolidated Statements of Operations Data
Income
Total investment income	$115,491	$77,815	$110,971	$69,190	$32,984	$4,969
Expenses
Net expenses	49,856	36,543	51,350	33,666	18,724	6,638
Net investment income (loss)	65,635	41,272	59,621	35,524	14,260	(1,669)
Net realized gain (loss) on investments—non-controlled/non-affiliated	(7,724)	(9,055)	(9,644)	1,164	72	63
Net change in unrealized appreciation (depreciation) on investments—non-controlled/non-affiliated	808	18,239	17,560	(18,015)	(8,718)	(321)
Net change in unrealized appreciation (depreciation) on investments—non-controlled/affiliated	(976)	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments—controlled/affiliated	(526)	1,957	2,272	—	—	—
Net increase (decrease) in net assets resulting from operations	57,217	52,413	69,809	18,673	5,614	(1,927)
Per Share Data
Basic and diluted net investment income	$1.31	$1.19	$1.65	$1.43	$1.09	$(0.55)
Basic and diluted earnings	$1.15	$1.51	$1.93	$0.75	$0.43	$(0.64)
Dividends declared (1)	$1.15	$1.20	$1.68	$1.74	$1.25	$0.00

(1)
Cumulative per share dividends declared by our Board for the nine month periods ended September 30, 2017 and 2016, and years ended December 31, 2016, 2015 and 2014. Cumulative per share dividends declared by our Board for the years ended December 31, 2016 and 2015 included a special dividend of $0.07 and $0.18 per share, respectively.

	As of and for the nine month period ended	As of and for the years ended
	September 30,	December 31,
	2017	2016	2015	2014	2013
(dollar amounts in thousands, except per share data)
Consolidated Statements of Assets and Liabilities Data
Investments—non-controlled/non-affiliated, at fair value	$1,760,611	$1,323,102	$1,052,666	$698,662	$212,807
Investments—non-controlled/affiliated, at fair value	14,959	—	—	—	—
Investments—controlled/affiliated, at fair value	188,547	99,657	—	—	—
Cash and cash equivalents	35,149	38,489	41,837	8,754	42,010
Total assets	2,013,475	1,490,155	1,104,032	716,720	260,967
Secured borrowings	578,769	421,885	234,313	308,441	66,822
2015-1 Notes payable	271,001	270,849	270,644	—	—
Total liabilities	889,122	726,018	532,306	378,463	74,965
Total net assets	1,124,353	764,137	571,726	338,257	186,002
Net assets per share	$18.18	$18.32	$18.14	$18.86	$19.42

Other Data:
Number of portfolio companies/structured finance obligations/investment funds at period/year end	92	86	85	72	27
Average funded investments in new portfolio companies/structured finance obligations (1)	8,496	12,188	12,996	10,597	6,751
Total return based on NAV (2)(3)	5.51%	10.25%	5.41%	3.55%	-2.90%

(1)
Average is calculated per portfolio company based on the total amount funded during the period divided by the number of portfolio companies invested/structured finance obligations made during the period.

(2)
Total return is based on the change in NAV per share during the period/year plus the declared dividends, assuming reinvestment of dividends in accordance with the dividend reinvestment plan, divided by the beginning NAV for the year. For the nine months ended September 30, 2017, the total return based on NAV equaled the change in NAV per share during the period plus the declared and payable dividends of $1.15 per share for the nine months ended September 30, 2017, divided by the beginning NAV for the period. Total return for the nine month period ended September 30, 2017 and for the years ended December 31, 2016, 2015, 2014 and 2013 was inclusive of $(0.10), $0.01, $0.11, $0.09 and $0.32, respectively, per share increase (decrease) in NAV related to the offering price of subscriptions and the offering price of common stock in the IPO, net of underwriting and offering costs during the period. Excluding the effects of these common stock issuances, total return would have been 6.06%, 10.20%, 4.83%, 3.09% and (4.05%), for the nine month period ended September 30, 2017 and the years ended December 31, 2016, 2015, 2014 and 2013, respectively.

(3)
Percentages do not reflect the expiration of the fee waiver that occurred after the completion of our initial public offering. Prior to our initial public offering, our Investment Adviser waived its right to receive one-third (0.50%) of the 1.50% base management fee. The fee waiver was scheduled to terminate upon consummation of our initial public offering. However, in connection with our initial public offering, our Investment Adviser agreed to continue the fee waiver until completion of the quarter ended September 30, 2017, at which time the fee waiver terminated. As a result, beginning October 1, 2017, the base management fee returned to an annual rate of 1.50% of our gross assets, and was effectively higher than the base management fee prior to October 1, 2017.

SELECTED QUARTERLY FINANCIAL DATA
(Unaudited)
(Dollar amounts are in thousands, except per share data, unless otherwise indicated)

		2017
		Q3	Q2	Q1
Total investment income		$42,648	$38,744	$34,099
Net expenses		17,568	17,296	14,992
Net investment income (loss)		25,080	21,448	19,107
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments		463	(5,947)	(2,934)
Net increase (decrease) in net assets resulting from operations		25,543	15,501	16,173
Net asset value per share		18.18	18.14	18.30
Basic and diluted earnings per common share		$0.41	$0.34	$0.39

	2016
	Q4	Q3	Q2	Q1
Total investment income	$33,156	$28,957	$25,748	$23,110
Net expenses	14,807	13,111	12,282	11,150
Net investment income (loss)	18,349	15,846	13,466	11,960
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(953)	13,324	12,485	(14,668)
Net increase (decrease) in net assets resulting from operations	17,396	29,170	25,951	(2,708)
Net asset value per share	18.32	18.38	18.02	17.66
Basic and diluted earnings per common share	$0.48	$0.78	$0.75	$(0.08)

	2015
	Q4	Q3	Q2	Q1
Total investment income	$20,685	$19,601	$15,925	$12,979
Net expenses	9,920	9,267	7,980	6,499
Net investment income (loss)	10,765	10,334	7,945	6,480
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(20,748)	(681)	1,270	3,308
Net increase (decrease) in net assets resulting from operations	(9,983)	9,653	9,215	9,788
Net asset value per share	18.14	19.02	19.09	19.05
Basic and diluted earnings per common share	$(0.34)	$0.35	$0.40	$0.50

RISK FACTORS
Potential investors should be aware that an investment in the Company involves a high degree of risk. There can be no assurance that the Company’s investment objective will be achieved or that an investor will receive a return of its capital. In addition, there will be occasions when the Investment Adviser and its affiliates may encounter potential conflicts of interest in connection with the Company. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. The following considerations, together with all of the other information included in this prospectus and the accompanying prospectus supplement, including our consolidated financial statements and the related notes thereto, should be carefully evaluated before making an investment in the Company. If any of the following events occur, our business, financial condition and operating result could be materially and adversely affected. In such case, our NAV and the trading price of our securities could decline, and you may lose all or part of your investment.
Risks Related to Our Business and Structure
Capital markets may experience periods of disruption and instability. These market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may in the future have a negative impact on our business and operations.
From time to time, capital markets may experience periods of disruption and instability. During such periods of market disruption and instability, we and other companies in the financial services sector may have limited access, if available, to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions which will apply to us as a BDC, we will generally not be able to issue additional shares of our common stock at a price less than NAV without first obtaining approval for such issuance from our stockholders and our Independent Directors (as defined below). In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the Investment Company Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.
Given the extreme volatility and dislocation in the capital markets over the past several years, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. In addition, significant changes in the capital markets, including the extreme volatility and disruption over the past several years, has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving these investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our investment valuations. Further, the illiquidity of our investments may make it difficult for us to sell such investments if required and to value such investments. As a result, we may realize significantly less than the value at which we will have recorded our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of the portfolio companies in which we make investments may be susceptible to economic slowdowns or recessions and may be unable to repay the loans we made to them during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record our investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our and our portfolio companies’ funding costs, limit our and our portfolio companies’ access to the capital markets or result in a decision by lenders not to extend credit to us or our portfolio companies. These events could prevent us from increasing investments and harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we will actually provide significant managerial assistance to that portfolio company, a bankruptcy court might subordinate all or a portion of our claim to that of other creditors.

We are dependent upon our Investment Adviser for our future success.
We do not have any employees. We depend on the diligence, skill and network of business contacts of our Investment Adviser’s investment professionals and CPC to source appropriate investments for us. We depend on members of our Investment Adviser’s investment team to appropriately analyze our investments and our Investment Adviser’s investment committee to approve and monitor our middle market portfolio investments. Our Investment Adviser’s investment committee, together with the other members of its investment team, evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued availability of the members of our Investment Adviser’s investment committee and the other investment professionals available to our Investment Adviser. Neither we nor our Investment Adviser has employment agreements with these individuals or other key personnel, and we cannot provide any assurance that unforeseen business, medical, personal or other circumstances would not lead any such individual to terminate his or her relationship with us. The loss of Mr. Hart, or any of the other senior investment professionals to which our Investment Adviser has access, could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we cannot assure you that CGMSIM will remain our investment adviser or that we will continue to have access to Carlyle’s investment professionals or its information and deal flow. Further, the can be no assurance that CGMSIM will replicate its own or Carlyle’s historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by other Carlyle-managed funds.
Our financial condition, results of operations and ability to achieve our investment objective depend on our ability to source investments, access financing and manage future growth effectively.
Our ability to achieve our investment objective and to grow depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on our Investment Adviser’s ability to identify, invest in and monitor companies that meet our investment criteria.
Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and its ability to access financing for us on acceptable terms. Our Investment Adviser’s investment team has substantial responsibilities under the Investment Advisory Agreement, has substantial responsibilities in connection with managing us and certain other investment funds and accounts advised by our Investment Adviser, and may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order for us to grow, Carlyle will need to hire, train, supervise, manage and retain new employees. However, we can offer no assurance that any such investment professionals will contribute effectively to the work of our Investment Adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We may need to raise additional capital to grow because we must distribute most of our income.
We may need additional capital to fund growth in our investments, and a reduction in the availability of new capital could limit our ability to grow. We have elected to be treated, and intend to qualify annually, as a RIC for U.S. federal income tax purposes under Subchapter M of the Code. To maintain our status as a RIC, among other requirements, we must distribute on a timely basis at least 90% of our investment company taxable income to our stockholders to maintain our RIC status. As a result, any such cash earnings may not be available to fund investment originations or repay maturing debt. We have borrowed under the Facilities and through the issuance of the 2015-1 Notes and in the future may borrow under additional debt facilities from financial institutions. We must continue to issue additional debt and equity securities to fund our growth. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. We may pursue growth through acquisitions or strategic investments in new businesses. Completion and timing of any such acquisitions or strategic investments may be subject to a number of contingencies and risks. There can be no assurance that the integration of an acquired business will be successful or that an acquired business will prove to be profitable or sustainable.
In addition, as a BDC, our ability to borrow or issue preferred stock may be restricted if our total assets are less than 200% of our total borrowings and preferred stock. Furthermore, equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price per share less than NAV without first obtaining approval for such issuance from our stockholders and our Independent Directors (as defined below).
Any failure on our part to maintain our status as a BDC or RIC would reduce our operating flexibility, may hinder our achievement of our investment objective, may limit our investment choices and may subject us to greater regulation.
The Investment Company Act imposes numerous constraints on the operations of BDCs and RICs that do not apply to other types of investment vehicles. For example, under the Investment Company Act, we are required as a BDC to invest at least 70% of our total assets in specified types of “qualifying assets,” primarily in private U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. In addition, in order to continue to qualify as a RIC for U.S. federal income tax purposes, we are required to satisfy certain source-of-income, diversification and distribution requirements. These constraints, among others, may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective. See “U.S. Federal Income Tax Considerations.”
Furthermore, any failure to comply with the requirements imposed on us as a BDC by the Investment Company Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our outstanding voting securities as required by the Investment Company Act, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject us to additional regulatory restrictions, significantly decrease our operating flexibility and could significantly increase our cost of doing business. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.
Regulations governing our operation as a BDC affect our ability to, and the way in which we will, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the Investment Company Act. In addition, we may seek to securitize certain of our loans. Under the provisions of the Investment Company Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage ratio, as defined in the Investment Company Act, equals at least 200% of total assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test, which may prohibit us from paying dividends and could prevent us from maintaining our status as a RIC or may prohibit us from repurchasing shares of our common stock. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Accordingly, any failure to satisfy this test could have a material adverse effect on our business, financial condition or results of operations. As of September 30, 2017, our asset coverage calculated in accordance with the Investment Company Act was 232%. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, our common stockholders would also be exposed to typical risks associated with increased leverage, including an increased risk of loss resulting from increased indebtedness.
If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in their best interest.
We are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV per share of our common stock if our Board determines that such sale is in the best interests of us and our stockholders and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock, including in connection with offerings pursuant to this prospectus, or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and holders of our common stock might experience dilution.
We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
As part of our business strategy, we, including through our wholly owned subsidiaries, borrow from and may in the future issue additional senior debt securities to banks, insurance companies and other lenders. Holders of these loans or senior securities would have fixed-dollar claims on our assets that are superior to the claims of our stockholders. If the value of our assets decreases, leverage will cause our NAV to decline more sharply than it otherwise would have without leverage. Similarly, any decrease in our income would cause our net income to decline more sharply than it would have if we had not borrowed. This decline could negatively affect our ability to make dividend payments on our common stock.
Our ability to service our borrowings depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. In addition, our management fees are payable based on our gross assets, including assets acquired through the use of leverage (but excluding cash and any temporary investments in cash-equivalents), which may give our Investment Adviser an incentive to use leverage to make additional investments. See “—We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.” The amount of leverage that we employ will depend on our Investment

Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition to having fixed-dollar claims on our assets that are superior to the claims of our common stockholders, obligations to lenders may be secured by a first priority security interest in our portfolio of investments and cash. In the case of a liquidation event, those lenders would receive proceeds to the extent of their security interest before any distributions are made to our stockholders. In addition, as the holder of the Preferred Interests of the 2015-1 Issuer (i.e., the subordinated class of the 2015-1 Securitization), we may be required to absorb losses with respect to the 2015-1 Debt Securitization.
Our Facilities and the 2015-1 Notes impose financial and operating covenants that restrict our business activities, remedies on default and similar matters. As of September 30, 2017, we were in material compliance with the operating and financial covenants of our Facilities and the 2015-1 Notes. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, although we believe we will continue to be in compliance, we cannot assure you that we will continue to comply with the covenants in our Facilities and the 2015-1 Notes. Failure to comply with these covenants could result in a default. If we were unable to obtain a waiver of a default from the lenders or holders of that indebtedness, as applicable, those lenders or holders could accelerate repayment under that indebtedness, which may result in cross-acceleration of other indebtedness. An acceleration could have a material adverse impact on our business, financial condition and results of operations. Lastly, we may be unable to obtain additional leverage, which would, in turn, affect our return on capital.
As of September 30, 2017, we had a combined $851.8 million of outstanding consolidated indebtedness under our Facilities and 2015-1 Notes. Our annualized interest cost as of September 30, 2017, was 3.37%, excluding fees (such as fees on undrawn amounts and amortization of upfront fees). Since we generally pay interest at a floating rate on our Facilities and 2015-1 Notes, an increase in interest rates will generally increase our borrowing costs.
The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10)%	(5)%	0%	5%	10%
Corresponding return to common stockholder (1)	(20.46)%	(11.51)%	(2.55)%	6.40%	15.35%

(1)
Assumes, as of September 30, 2017, (i) $2,013.5 million in total assets, (ii) $851.8 million in outstanding indebtedness, (iii) $1,124.4 million in net assets and (iv) weighted average interest rate, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 3.37%.

Based on an outstanding indebtedness of $851.8 million as of September 30, 2017, and the weighted average effective annual interest rate, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 3.37% as of that date, our investment portfolio at fair value would have had to produce an annual return of approximately 1.43% to cover annual interest payments on the outstanding debt. For more information on our indebtedness, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”
Our indebtedness could adversely affect our business, financial conditions or results of operations.
We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our credit facilities or otherwise in an amount sufficient to enable us to repay our indebtedness or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness on or before it matures. We cannot assure you that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. We cannot assure you that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to our stockholders or on terms that would not require us to breach the terms and conditions of our existing or future debt agreements.
Changes in interest rates may increase our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and decrease our net investment income.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income and our NAV. Substantially all of our debt investments have variable interest rates that reset periodically based on benchmarks such as the London Interbank Offered Rate (“LIBOR” or “L”) and the U.S. Prime Rate (“Prime

Rate” or “P”), so an increase in interest rates from their historically low present levels may make it more difficult for our portfolio companies to service their obligations under the debt investments that we will hold. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, to the extent we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income to the extent we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income.
In addition, a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our Investment Adviser with respect to our pre-incentive fee net investment income.
We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including, the pace at which investments are made, the interest rate payable on the debt securities we acquire, the default rate on such securities, rates of repayment, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses and changes in unrealized appreciation or depreciation, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
There are significant potential conflicts of interest, including the management of other investment funds and accounts by our Investment Adviser, which could impact our investment returns.
Our executive officers and directors, other current and future principals of our Investment Adviser and certain members of our Investment Adviser’s investment committee may serve as officers, directors or principals of other entities and affiliates of our Investment Adviser and funds managed by our affiliates that operate in the same or a related line of business as we do. Currently, our executive officers, as well as the other principals of our Investment Adviser manage other funds affiliated with Carlyle, including other existing and future affiliated BDCs, including TCG BDC II, Inc. (“BDC II”). In addition, our Investment Adviser’s investment team has responsibilities for managing U.S. middle market debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, us or our stockholders. Although the professional staff of our Investment Adviser will devote as much time to our management as appropriate to enable our Investment Adviser to perform its duties in accordance with the Investment Advisory Agreement, the investment professionals of our Investment Adviser may have conflicts in allocating their time and services among us, on the one hand, and investment vehicles managed by Carlyle or one or more of its affiliates on the other hand.

Our Investment Adviser may face conflicts in allocating investment opportunities between us and affiliated investment vehicles that have overlapping objectives with ours. Although our Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner in accordance with its allocation policies and procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our Investment Adviser or an investment manager affiliated with our Investment Adviser, including Carlyle.
We and our affiliates may own investments at different levels of a portfolio company’s capital structure or otherwise own different classes of a portfolio company’s securities, which may give rise to conflicts of interest or perceived conflicts of interest. Conflicts may also arise because portfolio decisions regarding our portfolio may benefit our affiliates. Our affiliates may pursue or enforce rights with respect to one of our portfolio companies, and those activities may have an adverse effect on us.
As a result of the expansion of Carlyle’s platform into various lines of business in the alternative asset management industry, Carlyle is subject to a number of actual and potential conflicts of interest and subject to greater regulatory oversight than that to which it would otherwise be subject if it had just one line of business. In addition, as Carlyle expands its platform, the allocation of investment opportunities among its investment funds, including us, is expected to become more complex. In addressing these conflicts and regulatory requirements across Carlyle’s various businesses, Carlyle has and may continue to implement certain policies and procedures (for example, information barriers). In addition, we may come into possession of material non-public information with respect to issuers in which we may be considering making an investment. As a consequence, we may be precluded from providing such information or other ideas to other funds affiliated with Carlyle that benefit from such information or we may be precluded from otherwise consummating a contemplated investment. To the extent we or any other funds affiliated with Carlyle fail to appropriately deal with any such conflicts, it could negatively impact our reputation or Carlyle’s reputation and our ability to raise additional funds and the willingness of counterparties to do business with us or result in potential litigation against us.

In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. We have implemented certain policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us and other affiliated persons, including our Investment Adviser, stockholders that own more than 5% of us, employees, officers and directors of us and our Investment Adviser and certain persons directly or indirectly controlling, controlled by or under common control with the foregoing persons. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the Investment Company Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or SEC exemptive relief for such transaction.
In the course of our investing activities, we pay management and incentive fees to our Investment Adviser and reimburse our Investment Adviser for certain expenses it incurs in accordance with our Investment Advisory Agreement. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the senior management team of our Investment Adviser has interests that differ from those of our stockholders, giving rise to a conflict.
In addition, we pay our Administrator, an affiliate of our Investment Adviser, its costs and expenses and our allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including, compensation paid to or compensatory distributions received by our officers (including our Chief Compliance Officer and Chief Financial Officer) and their respective staff who provide services to us, operations staff who provide services to us, and internal audit staff in their role of performing our Sarbanes-Oxley Act internal control assessment. These arrangements create conflicts of interest that our Board monitors.

We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.
Our Investment Adviser is entitled to incentive compensation for each calendar quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting incentive compensation) above a performance threshold for that quarter. In calculating our performance threshold, we use net assets which results in a lower hurdle rate than if we used gross assets like we do for determining our base management fee. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses and depreciation that we may incur in the calendar quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our Investment Adviser incentive compensation for a calendar quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.
Our fee structure may induce our Investment Adviser to pursue speculative investments and incur leverage, and investors may bear the cost of multiple levels of fees and expenses.
The incentive fees payable by us to our Investment Adviser may create an incentive for our Investment Adviser to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fees payable to our Investment Adviser are calculated based on a percentage of our return on invested capital. This may encourage our Investment Adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities. In addition, our Investment Adviser receives the incentive fees based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fees based on income, there is no hurdle rate applicable to the portion of the incentive fees based on net capital gains. As a result, our Investment Adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.
The “catch-up” portion of the incentive fees may encourage our Investment Adviser to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.
Moreover, because the base management fees payable to our Investment Adviser are payable based on our gross assets, including those assets acquired through the use of leverage, our Investment Adviser has a financial incentive to incur leverage which may not be consistent with our stockholders’ interests.
We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, bear our ratable share of any such investment company’s expenses, including management and performance fees. We also remain obligated to pay management and incentive fees to our Investment Adviser with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders bears his or her share of the management and incentive fees of our Investment Adviser as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC for U.S. federal income tax purposes under Subchapter M of the Code.
Although we have elected to be treated, and intend to qualify annually, as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, we cannot assure you that we will be able to maintain RIC status. To maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to our stockholders, we must, among other things, continue to qualify and have in effect an election to be treated as a BDC under the Investment Company Act at all times during each taxable year and meet the Annual Distribution Requirement, the 90% Gross Income Test and the Diversification Tests (each defined term, defined and more fully explained below in “U.S. Federal Income Tax Considerations—Taxation as a Regulation Investment Company”).
If we fail to maintain our RIC status for any reason, and we do not qualify for certain relief provisions under the Code, we would be subject to corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) regardless of whether we make any distributions to our stockholders. In this event, the resulting taxes and any resulting penalties could substantially reduce our net assets, the amount of our income available for distribution and the amount of our distributions to our stockholders, which would have a material adverse effect on our financial performance. For additional discussion regarding the tax implications of a RIC, see “U.S. Federal Income Tax Considerations.”
We may have difficulty satisfying the Annual Distribution Requirement in order to maintain our RIC status if we recognize income before or without receiving cash representing such income.
We may make investments that produce income that is not matched by a corresponding cash receipt by us, such as original issue discount (“OID”), which may arise, for example, if we receive warrants in connection with the making of a loan, or payment-in-kind (“PIK”) interest representing contractual interest added to the loan principal balance and due at the end of the loan term. Any such income would be treated as income earned by us and therefore would be subject to the Annual Distribution Requirement, as defined below in “U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.” Such investments may require us to borrow money or dispose of other securities in order to comply with those requirements. However, under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless an “asset coverage” test is met.
If we are prohibited from making distributions or are unable to raise additional debt or equity capital or sell assets to make distributions, we may not be able to make sufficient distributions to satisfy the Annual Distribution Requirement, and therefore would not be able to maintain our qualification as a RIC. Additionally, we may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent us from accruing a long-term holding period. These investments may prevent us from making capital gain distributions. See “U.S. Federal Income Tax Considerations.”
A portion of our income and fees may not be qualifying income for purposes of the income source requirement.
Some of the income and fees that we may recognize will not satisfy the income source requirement applicable to RICs. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the amount of income available for distribution.
If we are not treated as a “publicly offered regulated investment company,” as defined in the Code, certain U.S. stockholders will be treated as having received a dividend from us in the amount of such U.S. stockholders’ allocable share of the management and incentive fees paid to our Investment Adviser and certain of our other expenses, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholders.
We expect to be treated as a “publicly offered regulated investment company” as a result of shares of our common stock being treated as regularly traded on an established securities market. However, we cannot assure you that we will be treated as a publicly offered regulated investment company for all years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. stockholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. stockholder’s allocable share of the management and incentive fees paid to our Investment Adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholder. Miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code. See “U.S. Federal Income Tax Considerations.”

For as long as we are an “emerging growth company” under the JOBS Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting.
Pursuant to the Jumpstart Our Business Startups Act of 2002, as amended (the “JOBS Act”), we remain an emerging growth company for up to five years following our initial public offering, although if the market value of our common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time, we would cease to be an emerging growth company as of the following December 31. As of June 30, 2017, the market value of our common stock held by non-affiliates exceeded $700 million. Accordingly, we will cease to be an emerging growth company as of December 31, 2017.
For so long as we are an “emerging growth company” under the JOBS Act, while we are obligated to maintain proper and effective internal control over financial reporting, including the internal control evaluation and certification requirements of Section 404 of the Sarbanes-Oxley Act (“Section 404”), we will not be required to comply with all of the requirements under Section 404 until the date we are no longer an emerging growth company under the JOBS Act. Accordingly, our internal controls over financial reporting do not currently meet all of the standards contemplated by Section 404 that we will eventually be required to meet.
After we cease to be an emerging growth company on December 31, 2017, we will be obligated to maintain proper and effective internal control over financial reporting. We may not complete our analysis of our internal control over financial reporting in a timely manner, or our internal controls may not be determined to be effective, which may adversely affect investor confidence in our company and, as a result, the value of our securities.
After we cease to be an emerging growth company on December 31, 2017, we will be required to comply with the independent auditor attestation requirements of Section 404. Complying with Section 404 requires a rigorous compliance program as well as adequate time and resources. We may not be able to complete our internal control evaluation, testing and any required remediation in a timely fashion. If we are not able to implement the applicable requirements of Section 404 in a timely manner or with adequate compliance, our operations, financial reporting or financial results could be adversely affected. Matters impacting our internal controls may cause us to be unable to report our financial information on a timely basis and thereby subject us to adverse regulatory consequences, including sanctions by the SEC or violations of applicable stock exchange listing rules, and result in a breach of the covenants under the agreements governing any of our financing arrangements. There could also be a negative reaction in the financial markets due to a loss of investor confidence in us and the reliability of our financial statements. Confidence in the reliability of our financial statements could also suffer if we or our independent registered public accounting firm were to report a material weakness in our internal controls over financial reporting. This could materially adversely affect us and lead to a decline in the price of our securities.
Our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations. Even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of financial statements. If we fail to maintain the adequacy of our internal controls, including any failure to implement required new or improved controls, or if we experience difficulties in their implementation, our business and operating results could be harmed and we could fail to meet our financial reporting obligations.
Certain investors are limited in their ability to make significant investments in us.
Private funds that are excluded from the definition of “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act are restricted from acquiring directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the Investment Company Act and BDCs, such as us, are also subject to this restriction as well as other limitations under the Investment Company Act that would restrict the amount that they are able to invest in our securities. As a result, certain investors will be limited in their ability to make significant investments in us at a time that they might desire to do so.
Our Board is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.
Under the Maryland General Corporation Law (“MGCL”) and our charter (our “Charter”), our Board is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to the issuance of shares of each class or series, the Board is required by Maryland law and our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our existing common stockholders. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the Investment Company Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock, but may determine to do so in the future. The issuance of preferred stock convertible into shares of common stock might also reduce the net income per share and NAV per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the Investment Company Act, including obtaining common stockholder approval. In addition, under the Investment Company Act, participating preferred stock and preferred stock constitutes a “senior security” for purposes of the 200% asset coverage test. These effects, among others, could have an adverse effect on an investment in our common stock.
Provisions of the MGCL and of our Charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
The MGCL and our Charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. We are subject to the Maryland Business Combination Act (“MBCA”), subject to any applicable requirements of the Investment Company Act. Our Board has adopted a resolution exempting from the MBCA any business combination between us and any other person, subject to prior approval of such business combination by our Board, including approval by a majority of our Independent Directors (as defined below). If the resolution exempting business combinations is repealed or our Board does not approve a business combination, the MBCA may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act (“Control Share Act”) acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Act, the Control Share Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. However, we will amend our bylaws to be subject to the Control Share Act only if our Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the Investment Company Act.
We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board in three classes serving staggered three-year terms, and authorizing our Board to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our Charter without stockholder approval and to increase or decrease the number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our Charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.
Our Board may change our investment objective, operating policies and strategies without prior notice and without stockholder approval.
Our Board has the authority to modify or, if applicable, waive our investment objectives, operating policies and strategies without prior notice (except as required by the Investment Company Act) and without stockholder approval. In addition, none of our investment policies is fundamental and any of them may be changed without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current investment objectives, operating policies or strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.
A failure in our operational systems or infrastructure, or those of third parties, as well as cyber-attacks could significantly disrupt our business or negatively affect our liquidity, financial condition or results of operations.
We rely heavily on our and third parties’ financial, accounting, information and other data processing systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. We face various security threats on a regular basis, including ongoing cyber-security threats to and attacks on our information technology infrastructure that are intended to gain access to our proprietary information, destroy data or disable, degrade or sabotage our systems. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships.
We operate in a business that is highly dependent on information systems and technology. Carlyle has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber-incident, do not guarantee that a cyber-incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident. The information systems and technology that we rely on may not continue to be able to accommodate our growth, and the cost of maintaining such systems may increase from its current level. Such a failure to accommodate growth, or an increase in costs related to such information systems, could have a material adverse effect on us.

 Changes in laws or regulations governing our business or the businesses of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, and any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business and the businesses of our portfolio companies.
We and our portfolio companies are subject to laws and regulations at the U.S. federal, state and local levels and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business or the business of our portfolio companies. The legal, tax and regulatory environment for BDCs, investment advisers and the instruments that they utilize (including derivative instruments) is continuously evolving. In addition, there is significant uncertainty regarding recently enacted legislation (including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the regulations that have recently been adopted and future regulations that may or may not be adopted pursuant to such legislation) and, consequently, the full impact that such legislation will ultimately have on us and the markets in which we trade and invest is not fully known. Such uncertainty and any resulting confusion may itself be detrimental to the efficient functioning of the markets and the success of certain investment strategies.
In addition, as private equity firms become more influential participants in the U.S. and global financial markets and economy generally, there recently has been pressure for greater governmental scrutiny and/or regulation of the private equity industry. It is uncertain as to what form and in what jurisdictions such enhanced scrutiny and/or regulation, if any, on the private equity industry may ultimately take. Therefore, there can be no assurance as to whether any such scrutiny or initiatives will have an adverse impact on the private equity industry, including our ability to effect operating improvements or restructurings of our portfolio companies or otherwise achieve our objectives.
Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operating results or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.
On February 3, 2017, President Trump signed Executive Order 13772 (the “Executive Order”) announcing the new Administration’s policy to regulate the U.S. financial system in a manner consistent with certain “Core Principles,” including regulation that is efficient, effective and appropriately tailored. The Executive Order directed the Secretary of the Treasury, in consultation with the heads of the member agencies of the Financial Stability Oversight Council, to report to the President on the extent to which existing laws, regulations and other government policies promote the Core Principles and to identify any laws, regulations or other government policies that inhibit federal regulation of the U.S. financial system.
On June 12, 2017, the U.S. Department of the Treasury (“Treasury”) published the first of several reports in response to the Executive Order on the depository system covering banks and other savings institutions. On October 6, 2017, the Treasury released a second report outlining ways to streamline and reform the U.S. regulatory system for capital markets, followed by a third report, on October 26, 2017, examining the current regulatory framework for the asset management and insurance industries. Subsequent reports are expected to address: retail and institutional investment products and vehicles, as well as non‑bank financial institutions, financial technology and financial innovation.
On June 8, 2017, the U.S. House of Representatives passed the Financial Choice Act, which includes legislation intended to repeal or replace substantial portions of the Dodd‑Frank Act. Among other things, the proposed law would repeal the Volcker Rule limiting certain proprietary investment and trading activities by banks, eliminate the authority of regulators to designate asset managers and other large non‑bank institutions as “systemically important financial institutions” or “SIFIs,” and repeal the Department of Labor (“DOL”) “fiduciary rule” governing standards for dealing with retirement plans until the SEC issues standards for similar dealings by broker‑dealers and limiting the substance of any subsequent DOL rule to the SEC standards. The bill has been referred to the Senate, where it is unlikely to pass in its current form. On November 16, 2017, a bipartisan group of U.S. Senators, led by Senate Banking Committee Chairman, introduced the Economic Growth, Regulatory Relief, and Consumer Protection Act (the “Senate Regulatory Relief Bill”). The Senate Regulatory Relief Bill would revise various post-crisis regulatory requirements and provide targeted regulatory relief to certain financial institutions. Among the most significant of its proposed amendments to the Dodd-Frank Act are a substantial increase in the $50 billion asset threshold for automatic regulation of bank holding companies as SIFIs, an exemption from the Volcker Rule for insured depository institutions with less than $10 billion in consolidated assets and lower levels of trading assets and liabilities, as well as amendments to the liquidity leverage ratio and supplementary leverage ratio requirements. On December 5, 2017, the Senate Banking Committee approved the Senate Regulatory Relief Bill. If the legislation is adopted in the Senate, it remains unclear whether and how it would be reconciled with its House-passed counterpart, the Financial Choice Act, which is substantially different in scope and substance, and ultimately approved by both chambers of Congress.

At this time it is unclear what impact the Administration’s policies in response to the Executive Order, the Financial Choice Act, the Senate Regulatory Relief Bill or other pending legislation and developments will have on regulations that affect our, our competitors’ and our portfolio companies’ businesses.
Pending legislation may allow us to incur additional leverage.

As a BDC, under the Investment Company Act we generally are not permitted to incur borrowings, issue debt securities or issue preferred stock unless immediately after the borrowing or issuance the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 200%. Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the Investment Company Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and you may face increased investment risk. In addition, since our base management fee is calculated as a percentage of the value of our gross assets, including assets acquired through the incurrence of debt but excluding cash and cash equivalents, our base management fee expenses will increase if we incur additional indebtedness.
Changes in laws or regulations related to U.S. federal income taxation could affect us or the holders of our securities.

Both the United States House of Representatives and the Senate have passed versions of the Tax Cuts and Jobs Act (the “Proposed Legislation”) and are in the process of reconciling the differences between the two bills to produce a final version of the bill. The Proposed Legislation, in either form, could impact us or holders in our securities. In particular, the Proposed Legislation could negatively affect the value of our assets, securities held by us or the issuers of those securities. Additionally, the Proposed Legislation could alter the manner in which the holding period for our securities is determined. We are unable to predict when, if, or which sections of either version of the Proposed Legislation will become law. Even if none of the Proposed Legislation becomes law, Congress could ratify, and the president could sign into law, other pieces of legislation that could materially impact the U.S. federal taxation of us or of holders in our securities, possibly with retroactive effect. Investors should consult with their own tax advisors as to the consequences of the Proposed Legislation and any current and future enacted or proposed legislation.
Our Investment Adviser, Administrator and sub-administrators are able to resign upon 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
Our Investment Adviser, our Administrator and our sub-administrators have the right to resign under the Investment Advisory Agreement, the Administration Agreement and the Sub-Administration Agreements, respectively, upon 60 days’ written notice, whether a replacement has been found or not. If any of them resigns, it may be difficult to find a replacement with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If a replacement is not found quickly, our business, results of operation and financial condition as well as our ability to pay distributions are likely to be adversely affected and the value of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Investment Adviser, our Administrator and their affiliates, including certain of our sub-administrators. Even if a comparable service provider or individuals performing such services are retained, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition. Moreover, the termination by our Investment Adviser of our Investment Advisory Agreement for any reason will be an event of default under the SPV Credit Facility, which could result in the immediate acceleration of the amounts due under the SPV Credit Facility. Similarly, it will be an event of default under the Credit Facility if our Investment Adviser or an affiliate of our Investment Adviser ceases to manage us, which could result in the immediate acceleration of the amounts due under the Credit Facility.
Our Investment Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify our Investment Adviser against certain liabilities, which may lead our Investment Adviser to act in a riskier manner on our behalf than it would when acting for its own account.
Our Investment Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement, and it will not be responsible for any action of our Board in declining to follow our Investment Adviser’s advice or recommendations. Pursuant to the Investment Advisory Agreement, our Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entities affiliated with it will not be liable to us for their acts under the Investment Advisory Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entities affiliated with it with respect to all damages, liabilities, costs and expenses arising out of or otherwise based upon the performance of any of our Investment Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as an

Investment Adviser for us, and not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Investment Advisory and Agreement. These protections may lead our Investment Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See “Risk Factors—Risks Related to Our Business and Structure—Our fee structure may induce our Investment Adviser to pursue speculative investments and incur leverage, and investors may bear the cost of multiple levels of fees and expenses.”
We are subject to certain risks as a result of our direct interest in the Preferred Interests of the 2015-1 Issuer.
Because each of the SPV and the 2015-1 Issuer is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the sale or contribution by SPV to us and the sale or contribution by us to the 2015-1 Issuer as part of the 2015-1 Debt Securitization did not constitute a taxable event for U.S. federal income tax purposes. If the U.S. Internal Revenue Service were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows.
The Preferred Interests in the 2015-1 Issuer are subordinated obligations of the 2015-1 Issuer.
The 2015-1 Issuer is the residual claimant on funds, if any, remaining after holders of all classes of the 2015-1 Notes have been paid in full on each payment date or upon maturity of the 2015-1 Notes under the 2015-1 Debt Securitization documents. The Preferred Interests in the 2015-1 Issuer represent all of the equity interest in the 2015-1 Issuer and, as the holder of the Preferred Interests, we may receive distributions, if any, only to the extent that the 2015-1 Issuer makes distributions out of funds remaining after holders of all classes of the 2015-1 Notes have been paid in full on each payment date any amounts due and owing on such payment date or upon maturity of the 2015-1 Notes. There is no guarantee that we will receive any distributions as the holders of the Preferred Interests.
The interests of holders of the 2015-1 Notes issued by the 2015-1 Issuer may not be aligned with our interests.
The 2015-1 Notes are the debt obligations ranking senior in right of payment to our interests. As such, there are circumstances in which the interests of holders of the 2015-1 Notes may not be aligned with our interests. For example, under the terms of the 2015-1 Issuer, holders of the 2015-1 Notes have the right to receive payments of principal and interest prior to distribution to our interests.
For as long as the 2015-1 Notes remain outstanding, holders of the 2015-1 Notes have the right to act, in certain circumstances, with respect to the portfolio loans in ways that may benefit their interests but not the interests of holders of the Preferred Interests of the 2015-1 Issuer, including by exercising remedies under the 2015-1 Indenture (as defined below).
If an event of default has occurred and acceleration occurs in accordance with the terms of the 2015-1 Indenture, the 2015-1 Notes then outstanding will be paid in full before any further payment or distribution to the Preferred Interests. In addition, if an event of default occurs, holders of a majority of the 2015-1 Notes then outstanding will be entitled to determine the remedies to be exercised under the 2015-1 Indenture, subject to the terms of the 2015-1 Indenture. For example, upon the occurrence of an event of default with respect to the notes issued by the 2015-1 Issuer, the trustee or holders of a majority of the 2015-1 Notes then outstanding may declare the principal, together with any accrued interest, of all the 2015-1 Notes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the 2015-1 Issuer. If at such time the portfolio loans of the 2015-1 Issuer were not performing well, the 2015-1 Issuer may not have sufficient proceeds available to enable the trustee under the 2015-1 Indenture to pay a distribution to holders of the Preferred Interests of the 2015-1 Issuer.
Remedies pursued by the holders of the 2015-1 Notes could be adverse to the interests of the holders of the Preferred Interests, and the holders of the 2015-1 Notes have no obligation to consider any possible adverse effect on such other interests. Thus, any remedies pursued by the holders of the 2015-1 Notes may not be in our best interests and we may not receive payments or distributions upon an acceleration of the 2015-1 Notes. Any failure of the 2015-1 Issuer to make distributions on Preferred Interests we hold, directly or indirectly, whether as a result of an event of default or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in an inability of us to make distributions sufficient to allow for us to qualify as a RIC for U.S. federal income tax purposes.
The 2015-1 Issuer may fail to meet certain asset coverage tests.
Under the documents governing the 2015-1 Debt Securitization, there are two coverage tests applicable to the 2015-1 Notes.
The first such test compares the amount of interest received on the portfolio loans held by the 2015-1 Issuer to the amount of interest payable in respect of the 2015-1 Notes. To meet this first test, interest received on the portfolio loans must equal at least 120% of the interest payable in respect of the 2015-1 Notes issued by the 2015-1 Issuer.

The second such test compares the adjusted collateral principal amount of the portfolio loans of the 2015-1 Debt Securitization to the aggregate outstanding principal amount of the 2015-1 Notes. To meet this second test at any time, the adjusted collateral principal amount of the portfolio loans must equal at least 140% of the outstanding principal amount of the 2015-1 Notes.
If any coverage test with respect to the 2015-1 Notes is not met, proceeds from the portfolio of loans that otherwise would have been distributed to the holders of the Preferred Interests of 2015-1 Issuer will instead be used to redeem first the 2015-1 Notes, to the extent necessary to satisfy the applicable asset coverage tests on a pro forma basis after giving effect to all payments made in respect of the 2015-1 Notes, which we refer to as a mandatory redemption, or to obtain the necessary ratings confirmation. There is no guarantee that the 2015-1 Notes will meet either of these coverage tests, and thus, we may not receive distributions as the holders of the Preferred Interests.
We may not receive cash from the 2015-1 Issuer.
We receive cash from the 2015-1 Issuer only to the extent of payments on the distributions, if any, with respect to the Preferred Interests of the 2015-1 Issuer as permitted under the 2015-1 Debt Securitization. The 2015-1 Issuer may only make payments on Preferred Interests to the extent permitted by the payment priority provisions of the indenture governing the 2015-1 Notes (the “2015-1 Indenture”), as applicable, which generally provide, distribution to Preferred Interests holder may not be made on any payment date unless all amounts owing under the 2015-1 Notes are paid in full. There is no guarantee that we will receive any distributions as the holders of the Preferred Interests.
In addition, if the 2015-1 Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the 2015-1 Debt Securitization, cash would be diverted to first pay the 2015-1 Notes in amounts sufficient to cause such tests to be satisfied. Even if we do not receive cash directly from the 2015-1 Issuer, such amount will still be treated as income subject to our requirement to distribute 90% of our net investment income to our shareholders. Therefore, in the event that we fail to receive cash directly from the 2015-1 Issuer, we could be unable to make such distributions in amounts sufficient to maintain our status as a RIC for U.S. federal income tax purposes, or at all.
We may be required to assume liabilities of the 2015-1 Issuer and are indirectly liable for certain representations and warranties in connection with the 2015-1 Debt Securitization.
As part of the 2015-1 Debt Securitization, we entered into a contribution agreement under which we are required to repurchase any loan (or participation interest therein) which was sold to the 2015-1 Issuer in breach of any representation or warranty made by us with respect to such loan on the date such loan was sold. To the extent we fail to satisfy any such repurchase obligation, the trustee of the 2015-1 Debt Securitization may, on behalf of the 2015-1 Issuer, bring an action against us to enforce these repurchase obligations.
The structure of the 2015-1 Debt Securitization is intended to prevent, in the event of our bankruptcy, the consolidation of the 2015-1 Issuer with our operations. If the true sale of the assets in the 2015-1 Debt Securitization were not respected in the event of our insolvency, a trustee or debtor-in-possession might reclaim the assets of the 2015-1 Issuer for our estate. However, in doing so, we would become directly liable for all of the indebtedness then outstanding under the 2015-1 Debt Securitization, which would equal the full amount of debt of the 2015-1 Issuer reflected on our consolidated balance sheet.
In addition, in connection with 2015-1 Debt Securitization, the Company has made customary representations, warranties and covenants to the 2015-1 Issuer. We remain liable for any breach of such representations for the life of the 2015-1 Debt Securitization.
Risks Related to Our Investments
Our portfolio companies may prepay loans, which may have the effect of reducing our investment income if the returned capital cannot be invested in transactions with equal or greater yields.
Loans are generally prepayable at any time, most of them at no premium to par. We are generally unable to predict the rate and frequency of such repayments. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such portfolio company the ability to replace existing financing with less expensive capital. In periods of rising interest rates, the risk of prepayment of floating rate loans may increase if other financing sources are available. As market conditions change frequently, we will often be unable to predict when, and if, this may be possible for each of our portfolio companies. In the case of some of these loans, having the loan called early may have the effect of reducing our actual investment income below our expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

The financial projections of our portfolio companies could prove inaccurate.
We generally evaluate the capital structure of portfolio companies on the basis of financial projections prepared by the management of such portfolio companies. These projected operating results are normally based primarily on judgments of the management of the portfolio companies. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. General economic conditions, which are not predictable with accuracy, along with other factors may cause actual performance to fall short of the financial projections that were used to establish a given portfolio company’s capital structure. Because of the leverage that is typically employed by our portfolio companies, this could cause a substantial decrease in the value of our investment in the portfolio company. The inaccuracy of financial projections could thus cause our performance to fall short of our expectations.
Our portfolio securities typically do not have a readily available market price and, in such a case, we will value these securities at fair value as determined in good faith under procedures adopted by our Board, which valuation is inherently subjective and may not reflect what we may actually realize from the sale of the investment.
Substantially all of our portfolio investments are in the form of debt investments that are not publicly traded and are less liquid than publicly traded securities. The fair value of these securities is not readily determinable, and the due diligence process that our Investment Adviser undertakes in connection with our investments may not reveal all the facts that may be relevant in connection with such investment. We value these investments on at least a quarterly basis in accordance with our valuation policy, which is at all times consistent with accounting principles generally accepted in the United States (“US GAAP”). Our Board utilizes the services of a third-party valuation firm to aid it in determining the fair value of these investments as well as the recommendations of our Investment Adviser’s investment professionals, which are based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The Board discusses valuations and determines the fair value in good faith based on the input of our Investment Adviser and the third-party valuation firm. The participation of our Investment Adviser in our valuation process, and the indirect pecuniary interest in our Investment Adviser by the Interested Directors (as defined below) on our Board, could result in a conflict of interest, since the management fee is based on our gross assets and also because our Investment Adviser is receiving performance-based incentive fees.
The factors that are considered in the fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow, relevant credit market indices, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Also, since these valuations are, to a large extent, based on estimates, comparisons and qualitative evaluations of private information, it could make it more difficult for investors to value accurately our investments and could lead to undervaluation or overvaluation of our securities. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility. If our Investment Adviser is unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors.
Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse impact on our business, financial condition and results of operations.
Our NAV as of a particular date may be materially greater than or less than the value that would be realized if our assets were to be liquidated as of such date. For example, if we were required to sell a certain asset or all or a substantial portion of its assets on a particular date, the actual price that we would realize upon the disposition of such asset or assets could be materially less than the value of such asset or assets as reflected in our NAV. Volatile market conditions could also cause reduced liquidity in the market for certain assets, which could result in liquidation values that are materially less than the values of such assets as reflected in our NAV.
Our investments are risky and speculative.
We invest primarily in loans to middle market companies whose debt, if rated, is rated below investment grade and, if not rated, would likely be rated below investment grade if it were rated. Investments rated below investment grade are generally considered higher risk than investment grade instruments. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” In our first lien senior secured loans, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies. To the extent we hold second lien senior secured loans and junior debt investments, holders of first lien loans may be repaid before us in the event of a bankruptcy or other insolvency proceeding. This may result in an above average amount of risk and loss of principal. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a heightened risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. When we invest in loans, we may acquire equity securities as well. However, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
In addition, investing in middle market companies involves a number of significant risks, including:

•
these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees or security we may have obtained in connection with our investment;

•
they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•
they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on us;

•
there is generally little public information about these companies. These companies and their financial information are usually not subject to the Exchange Act and other regulations that govern public companies, and we may be unable to uncover all material information about these companies, which may prevent us from making a fully informed investment decision and cause us to lose money on our investments;

•
they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our Investment Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies;

•	changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We operate in a highly competitive market for investment opportunities, and compete with investment vehicles sponsored or advised by our affiliates.
A number of entities compete with us to make the types of investments that we target in middle market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial finance companies, and, to the extent they provide an alternative form of financing, private equity funds, some of which may be affiliates of us. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act and the Code impose on us. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.
We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.
We may not replicate our historical performance or the historical success of Carlyle.
We cannot provide any assurance that we will replicate our own historical performance, the historical success of Carlyle or the historical performance of other companies that our Investment Adviser and our investment team advised in the past. Accordingly, our investment returns could be substantially lower than the returns achieved by the Company in the past, other Carlyle-managed funds or by other clients of our Investment Adviser. We can offer no assurance that our Investment Adviser will be able to continue to implement our investment objective with the same degree of success as it has had in the past.

Our ability to enter into transactions with Carlyle and our other affiliates is restricted.
As a BDC, we are required to comply with certain regulatory requirements. We and any company controlled by us, on the one hand, and our upstream affiliates, or our Investment Adviser and its affiliates, on the other hand, are prohibited under the Investment Company Act from knowingly participating in certain transactions without the prior approval of our Independent Directors (as defined below) and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our upstream affiliate for purposes of the Investment Company Act, and we or a company controlled by us are generally prohibited from buying or selling any security (other than our securities) from or to such affiliate, absent the prior approval of our Independent Directors (as defined below) and so long as such person does not own more than 25% of our outstanding voting securities or otherwise control us. We or a company controlled by us are prohibited from buying or selling any security from or to our Investment Adviser or its affiliates, or any person who owns more than 25% of our voting securities or is otherwise deemed to control, be controlled by, or be under common control with, us, with such persons, absent the prior approval of the SEC.
The Investment Company Act also prohibits certain “joint” transactions with our upstream affiliates, or our Investment Adviser or its affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our Independent Directors (as defined below) and, in some cases, the SEC (other than in certain limited situations pursuant to current regulatory guidance as described below). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing. The SEC has granted us the Exemptive Relief that permits us and certain present and future funds advised by our Investment Adviser (or a future investment adviser controlling, controlled by or under common control with our Investment Adviser) to co-invest in suitable negotiated investments. Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit our ability to participate in a co-investment transaction. In addition to co-investing pursuant to our Exemptive Relief, we may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable law and regulations, existing regulatory guidance, our Investment Adviser’s allocation procedures and Carlyle’s other allocation policies and procedures, where applicable. For example, we may invest alongside such investors consistent with guidance promulgated by the SEC staff permitting us and an affiliated person to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that we negotiate no term other than price. We may, in certain cases, also make investments in securities owned by affiliates that we acquire from non-affiliates. In such circumstances, our ability to participate in any restructuring of such investment or other transaction involving the issuer of such investment may be limited, and as a result, we may realize a loss on such investments that might have been prevented or reduced had we not been restricted in participating in such restructuring or other transaction.
To the extent we make investments in restructurings and reorganizations they may be subject to greater regulatory and legal risks than other traditional direct investments in portfolio companies.
We may make investments in restructurings that involve, or otherwise invest in the debt securities of, companies that are experiencing or are expected to experience severe financial difficulties. These severe financial difficulties may never be overcome and may cause such companies to become subject to bankruptcy proceedings. As such, these investments could subject us to certain additional potential liabilities that may exceed the value of our original investment therein. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high.
Our ability to extend financial commitments may be limited.
The SEC has proposed a new Rule 18f-4 under the Investment Company Act that, if enacted in the form proposed, could adversely impact the way we and other BDCs do business. In addition to imposing restrictions on the use of derivatives, the rule would generally limit our financial commitments to portfolio companies, together with our exposure to other transactions involving senior securities entered into by us other than in reliance of the rule, to not more than 150 percent of our NAV. We cannot assure you when or if the proposed rule will be adopted by the SEC, and if adopted, whether the final rule will constrain our ability to extend financial commitments.
Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.
We are classified as a non-diversified investment company within the meaning of the Investment Company Act, which means that we are not limited by the Investment Company Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on investments in other investment companies. Although we do not intend to focus our investments in any specific industries, our portfolio may be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under Subchapter M of the Code and under the Facilities and 2015-1 Notes, we do not have fixed guidelines for diversification, and while we do not target any specific industries, our investments may be concentrated in relatively few industries. As a result, the aggregate returns we will realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of one or more investments. Additionally, a downturn in any particular industry in which we are invested could also significantly impact our aggregate returns.
Our portfolio companies may be highly leveraged.
Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. Leveraged companies may enter into bankruptcy proceedings at higher rates than companies that are not leveraged.
Our failure to make follow-on investments in our portfolio companies could impair the value of our investments.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.
We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. However, doing so could be placing even more capital at risk in existing portfolio companies.
The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful investment. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.
Declines in the prices of corporate debt securities and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.
As a BDC, we are required to account for our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Depending on market conditions, we may face similar losses, which could reduce our NAV and have a material adverse impact on our business, financial condition and results of operations.
Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.
Although we may do so in the future, currently we do not intend to hold controlling equity positions in our portfolio companies. Accordingly, we may not be able to control decisions relating to a minority equity investment, including decisions relating to the management and operation of the portfolio company and the timing and nature of any exit. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments. If any of the foregoing were to occur, our financial condition, results of operations and cash flow could suffer as a result.
Our portfolio companies may incur debt that ranks equally with, or senior to, some of our investments in such companies.
To the extent we invest in second lien, mezzanine or other instruments, our portfolio companies typically may be permitted to incur other debt that ranks equally with, or senior to, such debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we will be entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. In such cases, after repaying such senior creditors, such portfolio company may not have sufficient remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.
We may also make unsecured loans to portfolio companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.
We may expose ourselves to risks if we engage in hedging transactions.
If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, credit default swaps, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates, credit risk premiums, and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation at an acceptable price that is generally anticipated. The success of any hedging transactions we may enter into will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the effect of the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Income derived from hedging transactions is generally not eligible to be distributed to non-U.S. stockholders free from U.S. withholding tax. We may determine not to hedge against particular risks, including if we determine that available hedging transactions are not available at an appropriate price.
There are certain risks associated with holding debt obligations that have original issue discount or payment-in-kind interest.
OID may arise if we hold securities issued at a discount or in certain other circumstances. OID and PIK create the risk that incentive fees will be paid to the Investment Adviser based on non-cash accruals that ultimately may not be realized, while the Investment Adviser will be under no obligation to reimburse us for these fees.
The higher interest rates of OID instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID instruments generally represent a significantly higher credit risk than coupon loans. Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID income may also create uncertainty about the source of our cash dividends.
For accounting purposes, any cash dividends to stockholders representing OID income are not treated as coming from paid-in capital, even if the cash to pay them comes from the proceeds of issuances of our common stock. As a result, despite the fact that a dividend representing OID income could be paid out of amounts invested by our stockholders, the Investment Company Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.
PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Investment Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate.

Risks Related to Offerings Pursuant to this Prospectus

Investing in our securities may involve a high degree of risk.
The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore an investment in our securities may not be suitable for someone with lower risk tolerance.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.
We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. For example, we may pay operating expenses from net proceeds, which could limit our ability to achieve our investment objective.
The market price of our securities may fluctuate significantly.
The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	the inclusion or exclusion of our securities from certain indices;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	any loss of RIC or BDC status;

•	changes in earnings or perceived changes or variations in operating results;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of our Investment Adviser to employ additional experienced investment professionals or the departure of any of our Investment Adviser’s key personnel;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

•	uncertainty surrounding the strength of the U.S. economic recovery and the policies of the new presidential administration;

•	concerns regarding European sovereign debt;

•	fluctuations in base interest rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.
In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.
Our shares of common stock have traded at a discount from NAV and may do so again, which could limit our ability to raise additional equity capital.
We cannot assure you that a trading market for our common stock can be sustained. In addition, we cannot predict the prices at which our common stock will trade. Shares of closed-end investment companies, including BDCs, frequently trade at a discount from NAV and our common stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our common stock will trade at, above or below NAV. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. Recently, the stocks of BDCs as an industry, including from time to time shares of our common stock, have traded below NAV and during much of 2009 traded at near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. See “Risk Factors—Risks Relating to Our Business and Structure—Capital markets may experience periods of disruption and instability. These market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may in the future have a negative impact on our business and operations.” In addition, when our common stock is trading below its NAV, we will generally not be able to sell additional shares of our common stock to the public at its market price without, among other things, first obtaining the requisite approval of our stockholders.
We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock.
The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the Investment Company Act, preferred stock constitutes a “senior security” for purposes of the 200% asset coverage test.
Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our NAV per share, then you will experience an immediate dilution of the aggregate NAV of your shares.
In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus and a prospectus supplement, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.
In addition, if the subscription price is less than the NAV per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.
Purchases of our common stock under the 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market.
Certain individuals affiliated with Carlyle have adopted a 10b5-1 plan (the “10b5-1 Plan”) in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act, under which the participants will buy up to $15 million in the aggregate of our common stock in the open market during the period beginning July 17, 2017 and ending on the earlier of the date on which the capital committed to the 10b5-1 Plan has been exhausted or June 19, 2018, subject to certain conditions. The 10b5-1 Plan requires the plan administrator to purchase shares of common stock when the market price per share is below the Company’s most recently reported NAV per share (including any updates, corrections or adjustments publicly announced by the Company to any previously announced NAV per share). Whether purchases will be made pursuant to the 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of our common stock or retarding a decline in the market price of the common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market.
Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
As of September 30, 2017, we had 61,859,848 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.
Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.
Our dividend reinvestment plan is an “opt out” dividend reinvestment plan, pursuant to which all dividends declared in cash payable to stockholders that do not elect to receive their distributions in cash are automatically reinvested in shares of our common stock, rather than receiving cash. As a result, our stockholders that “opt out” of our dividend reinvestment plan may experience dilution in their ownership percentage of our common stock over time. See “Price Range of Common Stock and Distributions” and “Dividend Reinvestment Plan” for a description of our dividend policy and obligations.
There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.
We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if enough stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. The Facilities may also limit our ability to declare dividends if we default under certain provisions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See “Price Range of Common Stock and Distributions.” The above referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.
Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to them.
In order to satisfy the Annual Distribution Requirement (as defined below in “U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”) applicable to RICs, we will have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution generally will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally would be taxed on 100% of the fair market value of the dividend on the date the dividend is received by the stockholder in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the trading price (if any) of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders were to determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price (if any) of our common stock. It is unclear whether and to what extent we will be able to pay taxable dividends of the type described in this paragraph.
We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we will include in our taxable income certain amounts that we have not yet received in cash, such as OID or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances or contracted PIK interest, which generally represents contractual interest added to the loan balance and due at the end of the loan term. Such OID and PIK interest will be included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income certain other amounts that we will not receive in cash. The credit risk associated with the collectability of deferred payments may be increased as and when a portfolio company increases the amount of interest on which it is deferring cash payment through deferred interest features. Our investments with a deferred interest feature may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is scheduled to occur upon maturity of the obligation.
Because in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty making distributions to our stockholders that will be sufficient to enable us to meet the Annual Distribution Requirement (as defined below in “U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company”) necessary for us to maintain our status as a RIC. Accordingly, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital, or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business) to enable us to make distributions to our stockholders that will be sufficient to enable us to meet the Annual Distribution Requirement. If we are unable to obtain cash from other sources to meet the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes). Alternatively, we may, with the consent of all our shareholders, designate an amount as a consent dividend (i.e., a deemed dividend). In that case, although we would not distribute any actual cash to our shareholders, the consent dividend would be treated like an actual dividend under the Code for all U.S. federal income tax purposes. This would allow us to deduct the amount of the consent dividend and our shareholders would be required to include that amount in income as if it were actually distributed. For additional discussion regarding the tax implications of a RIC, see “U.S. Federal Income Tax Considerations.”
Non-U.S. stockholders may be subject to withholding of U.S. federal income tax on dividends we pay.
Distributions of our “investment company taxable income” to a non-U.S. stockholder that are not effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States may be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current or accumulated earnings and profits. Certain properly designated dividends are generally exempt from withholding of U.S. federal income tax, including certain dividends that are paid in respect of our (i) “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year), and certain other requirements were satisfied. No assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by us. See “U.S. Federal Income Tax Considerations—Taxation of Non-U.S. stockholders.”

The trading market or market value of any publicly issued debt securities may fluctuate.
Any publicly issued debt securities that we may issue may or may not have an established trading market. We cannot assure you that a trading market for any publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, any publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of such debt securities;

•	the outstanding principal amount of debt securities with terms identical to such debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of such debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of such debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by such debt securities.
In addition, there may be a limited number of buyers if and when a decision is made to sell your debt securities. This too may materially adversely affect the market value of such debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.
If such debt securities are redeemable at our option, we may choose to redeem such debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if such debt securities are subject to mandatory redemption, we may be required to redeem the debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, an investor may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.
Our credit ratings may not reflect all risks of an investment in our debt securities.
Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for any publicly issued debt securities.
Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.
Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the Investment Company Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

FORWARD-LOOKING STATEMENTS
This prospectus contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. Our forward-looking statements include information in this prospectus regarding general domestic and global economic conditions, our future financing plans, our ability to operate as a BDC and the expected performance of, and the yield on, our portfolio companies. In particular, there are forward-looking statements under “Summary—TCG BDC, Inc.,” “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” There may be events in the future, however, that we are not able to predict accurately or control. The factors listed under “Risk Factors,” as well as any cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in our securities, you should be aware that the occurrence of the events described in these risk factors and elsewhere in this prospectus could have a material adverse effect on our business, results of operation and financial position. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Under Sections 27A(b)(2) of the Securities Act and Section 21E(b)(2) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in a beneficial ownership report we file under the Exchange Act.
The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

•	our, or our portfolio companies’, future business, operations, operating results or prospects;

•	the return or impact of current and future investments;

•	the impact of any protracted decline in the liquidity of credit markets on our business;

•	the impact of fluctuations in interest rates on our business;

•
currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

•	our future operating results;

•	the impact of changes in laws, policies or regulations (including the interpretation thereof) affecting our operations or the operations of our portfolio companies;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	our ability to recover unrealized losses;

•	market conditions and our ability to access alternative debt markets and additional debt and equity capital;

•	our contractual arrangements and relationships with third parties;

•	the general economy and its impact on the industries in which we invest;

•	the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

•	competition with other entities and our affiliates for investment opportunities;

•	the speculative and illiquid nature of our investments;

•	the use of borrowed money to finance a portion of our investments;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the loss of key personnel;

•	the costs associated with being a publicly traded company;

•	the timing, form and amount of any dividend distributions;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability to consummate acquisitions;

•	the ability of our Investment Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the ability of The Carlyle Group Employee Co., L.L.C. and CELF Advisors LLP to attract and retain highly talented professionals that can provide services to our Investment Adviser and Administrator;

•	our ability to maintain our status as a BDC; and

•	our intent to satisfy the requirements of a regulated investment company under Subchapter M of the Code.
Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective. We also expect to use a portion of the net proceeds of any sale of our securities to repay or repurchase outstanding indebtedness, which may include indebtedness under (a) the SPV Credit Facility and (b) the Credit Facility
The supplement to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.
We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective. We cannot assure you that we will achieve our targeted investment pace.
Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high quality short-term investments. These securities may earn lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower dividends, if any, during such period.
We will not receive any proceeds from any sale of common stock by the selling stockholders identified under “Selling Stockholders.”

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock is traded on The NASDAQ Global Select Market under the symbol “CGBD.” Our common stock has historically traded at prices both above and below our NAV per share. It is not possible to predict whether our common stock will trade at, above or below NAV. See “Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Our shares of common stock have traded at a discount from NAV and may do so again, which could limit our ability to raise additional equity capital.”
The following table sets forth, for each fiscal quarter since our initial public offering, the NAV per share of our common stock, the range of high and low closing sales prices of our common stock, the closing sales price as a premium (discount) to NAV and the dividends or distributions declared by us. On December 14, 2017, the last reported closing sales price of our common stock on The NASDAQ Global Select Market was $17.04 per share, which represented a discount of approximately 6.27% to the NAV per share reported by us as of September 30, 2017.

		Price Range
	NAV(1)	High	Low	High Sales Price Premium (Discount) to NAV(2)	Low Sales Price Premium (Discount) to NAV(2)	Cash Dividend Per Share(3)
Year ending December 31, 2017
Second Quarter (beginning June 14, 2017)	$18.14	$18.49	$18.01	1.93%	(0.72)%	$0.37
Third Quarter	$18.18	$18.89	$18.00	3.91%	(0.99)%	$0.37
Fourth Quarter (through December 14, 2017)	*	$18.88	$17.04	*	*	$0.49

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated as the respective high or low closing sales price less NAV, divided by NAV (in each case, as of the applicable quarter).

(3)	Represents the dividend or distribution declared in the relevant quarter.

*	NAV has not yet been calculated for this period
To the extent that we have taxable income available, we intend to distribute quarterly dividends to our stockholders. The amount of our dividends, if any, will be determined by our Board. Any dividends to our stockholders will be declared out of assets legally available for distribution. We anticipate that our distributions will generally be paid from taxable earnings, including interest and capital gains generated by our investment portfolio, and any other income, including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees, that we receive from portfolio companies. However, if we do not generate sufficient taxable earnings during a year, all or part of a distribution may constitute a return of capital. The specific tax characteristics of our dividends and other distributions will be reported to stockholders after the end of each calendar year. See “U.S. Federal Income Tax Considerations” for further information regarding the tax treatment of our distributions and the tax consequences of our retention of net capital gains.
The following table summarizes our dividends or distributions declared and payable for the fiscal years ended December 31, 2015, 2016 and 2017:

Date Declared	Record Date	Payment Date	Per Share Amount
March 11, 2015	March 13, 2015	April 17, 2015	$0.37
June 24, 2015	June 30, 2015	July 22, 2015	$0.37
September 24, 2015	September 24, 2015	October 22, 2015	$0.42
December 29, 2015	December 29, 2015	January 22, 2016	$0.40
December 29, 2015	December 29, 2015	January 22, 2016	$0.18	(1)
Total Dividend for 2015			$1.74

March 10, 2016	March 14, 2016	April 22, 2016	$0.40
June 8, 2016	June 8, 2016	July 22, 2016	$0.40
September 28, 2016	September 28, 2016	October 24, 2016	$0.40
December 29, 2016	December 29, 2016	January 24, 2017	$0.41
December 29, 2016	December 29, 2016	January 24, 2017	$0.07	(1)
Total Dividend for 2016			$1.68

March 20, 2017	March 20, 2017	April 24, 2017	$0.41
June 20, 2017	June 30, 2017	July 18, 2017	$0.37
August 7, 2017	September 29, 2017	October 18, 2017	$0.37
November 7, 2017	December 29, 2017	January 17, 2018	$0.37
December 13, 2017	December 29, 2017	January 17, 2018	$0.12	(1)
Total Dividend for 2017			$1.64

(1)	Represents a special dividend.

We have elected to be treated, and intend to continue to qualify annually, as a RIC. To maintain our qualification as a RIC, we must, among other things, fulfill the Annual Distribution Requirement, the 90% Gross Income Test and the Diversification Tests (each defined term, defined and more fully explained below in “U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company”). In order to avoid certain excise taxes imposed on RICs, we intend to distribute during each calendar year an amount in accordance with the Excise Tax Distribution Requirements, as defined and discussed further below in “U.S. Federal Income Tax Considerations – Taxation as a Regulated Investment Company.”
In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment, pay U.S. federal income tax on such amounts at regular corporate tax rates, and elect to treat such gains as deemed distributions to stockholders. As a BDC, we must have at least 200% asset coverage calculated pursuant to the Investment Company Act immediately after each time we issue senior securities. Certain of our credit facilities also require that we maintain asset coverage of at least 200%. As of September 30, 2017, our asset coverage calculated in accordance with the Investment Company Act was 232%. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of our borrowings. See “Risk Factors—Risks Related to Offerings Pursuant to this Prospectus—There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.”
Unless you elect to receive your distributions in cash, we intend to make distributions in additional shares of our common stock under our dividend reinvestment plan. Stockholders who “opt out” of our dividend reinvestment plan receive cash distributions. See “Dividend Reinvestment Plan.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of our borrowings.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
(Dollar amounts are in thousands, except per share data, unless otherwise indicated)
The following discussion and analysis of our financial condition and results of operations should be read in conjunction with “Selected Financial Data and Other Information” and our consolidated financial statements and related notes appearing elsewhere in this prospectus or the accompanying prospectus supplement. The information in this section contains forward-looking information that involves risks and uncertainties. Please see “Risk Factors” and “Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with this discussion and analysis. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus.
OVERVIEW
We are a Maryland corporation formed on February 8, 2012, and structured as an externally managed, non-diversified closed-end investment company. We have elected to be regulated as a BDC under the Investment Company Act. We have elected to be treated, and intend to continue to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code.
Our investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which we define as companies with approximately $10 million to $100 million of EBITDA. We seek to achieve our investment objective primarily through direct originations of Middle Market Senior Loans, with the balance of our assets invested in higher yielding investments (which may include unsecured debt, mezzanine debt and investments in equities). We generally make Middle Market Senior Loans to private U.S. middle market companies that are, in many cases, controlled by private equity firms. Depending on market conditions, we expect that between 70% and 80% of the value of our assets will be invested in Middle Market Senior Loans. We expect that the composition of our portfolio will change over time given our Investment Adviser’s view on, among other things, the economic and credit environment (including with respect to interest rates) in which we are operating.
On June 19, 2017, we closed our initial public offering, issuing 9,454,200 shares of our common stock (including shares issued pursuant to the exercise of the underwriters’ over-allotment option on July 5, 2017) at a public offering price of $18.50 per share. Net of underwriting costs, we received cash proceeds of $169,488. Shares of common stock of TCG BDC began trading on the NASDAQ Global Select Market under the symbol “CGBD” on June 14, 2017.
On June 9, 2017, we acquired NF Investment Corp. (“NFIC”), a BDC managed by our Investment Advisor (the “NFIC Acquisition”). As a result, we issued 434,233 shares of common stock to the NFIC stockholders and approximately $145,602 in cash, and acquired approximately $153,648 in net assets.
We are externally managed by our Investment Adviser, an investment adviser registered under the Advisers Act. Our Administrator provides the administrative services necessary for us to operate. Both our Investment Adviser and our Administrator are wholly owned subsidiaries of Carlyle Investment Management L.L.C., a subsidiary of Carlyle.
In conducting our investment activities, we believe that we benefit from the significant scale and resources of Carlyle, including our Investment Adviser and its affiliates. We have operated our business as a BDC since we began our investment activities in May 2013.
Investments
Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt available to middle market companies, the general economic environment and the competitive environment for the type of investments we make.
Revenue
We generate revenue primarily in the form of interest income on debt investments we hold. In addition, we generate income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees. Our debt investments generally have a stated term of five to eight years and generally bear interest at a floating rate usually determined on the basis of a benchmark such as LIBOR. Interest on these debt investments is generally paid quarterly. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. We may also generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees.
Expenses
Our primary operating expenses include the payment of: (i) investment advisory fees, including base management fees and incentive fees, to our Investment Adviser pursuant to the Investment Advisory Agreement between us and our Investment Adviser; (ii) costs and other expenses and our allocable portion of overhead incurred by our Administrator in performing its administrative obligations under the Administration Agreement between us and our Administrator; and (iii) other operating expenses as detailed below:

•	the costs associated with the private offering of our common stock prior to our initial public offering;

•	the costs of any other offerings of our common stock and other securities, if any;

•	calculating individual asset values and our NAV (including the cost and expenses of any independent valuation firms);

•
expenses, including travel expenses, incurred by our Investment Adviser, or members of our Investment Adviser team managing our investments, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, expenses of enforcing our rights;

•	the base management fee and any incentive fee payable under our Investment Advisory Agreement;

•	certain costs and expenses relating to distributions paid on our shares;

•	administration fees payable under our Administration Agreement and Sub-Administration Agreements, including related expenses;

•	debt service and other costs of borrowings or other financing arrangements;

•	the allocated costs incurred by our Investment Adviser in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, making or holding investments;

•	the costs associated with subscriptions to data service, research-related subscriptions and expenses and quotation equipment and services used in making or holding investments;

•	transfer agent and custodial fees;

•	costs of hedging;

•	commissions and other compensation payable to brokers or dealers;

•	federal and state registration fees;

•	any U.S. federal, state and local taxes, including any excise taxes;

•	independent director fees and expenses;

•
costs of preparing financial statements and maintaining books and records, costs of preparing tax returns, costs of Sarbanes-Oxley Act compliance and attestation and costs of filing reports or other documents with the SEC (or other regulatory bodies), and other reporting and compliance costs, including registration and listing fees, and the compensation of professionals responsible for the preparation or review of the foregoing;

•
the costs of any reports, proxy statements or other notices to our stockholders (including printing and mailing costs), the costs of any stockholders’ meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

•	the costs of specialty and custom software for monitoring risk, compliance and overall portfolio, including any development costs incurred prior to the filing of our election to be regulated as a BDC;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct fees and expenses associated with independent audits, agency, consulting and legal costs; and

•	all other expenses incurred by us or our Administrator in connection with administering our business, including our allocable share of certain officers and their staff compensation.
We expect our general and administrative expenses to be relatively stable or to decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.
PORTFOLIO AND INVESTMENT ACTIVITY
As of September 30, 2017, the fair value of our investments was approximately $1,964,117, comprised of 108 investments in 92 portfolio companies/structured finance obligations/investment fund across 29 industries with 59 sponsors. As of December 31, 2016, the fair value of our investments was approximately $1,422,759, comprised of 98 investments in 86 portfolio companies/structured finance obligations/investment fund across 29 industries with 57 sponsors. As of December 31, 2015, the fair value of our investments was approximately $1,052,666, comprised of 85 portfolio companies/structured finance obligations. The fair value of our investments was approximately $698,662, comprised of 72 portfolio companies/structured finance obligations as of December 31, 2014.
Based on fair value as of September 30, 2017, our portfolio consisted of approximately 89.6% in secured debt (75.9% in first lien debt (including 11.7% in first lien/last out loans) and 13.7% in second lien debt), 9.6% in Credit Fund, 0.1% in structured finance obligations and 0.7% in equity investments. Based on fair value as of September 30, 2017, approximately 1.2% of our debt portfolio was invested in debt bearing a fixed interest rate and approximately 98.8% of our debt portfolio was invested in debt bearing a floating interest rate, which primarily are subject to interest rate floors.
Based on fair value as of December 31, 2016, our portfolio consisted of approximately 92.2% in secured debt (80.1% in first lien debt (including 12.9% in first lien/last out loans) and 12.1% in second lien debt), 7.0% in Credit Fund, 0.4% in structured finance obligations and 0.5% in equity investments. Based on fair value as of December 31, 2016, approximately 0.8% of our debt portfolio was invested in debt bearing a fixed interest rate and approximately 99.2% of our debt portfolio was invested in debt bearing a floating interest rate with an interest rate floor.
Based on fair value as of December 31, 2015, our portfolio consisted of approximately 95.5% in secured debt (75.5% in first lien debt (including 11.7% in first lien/last out loans) and 20.0% in second lien debt), 4.3% in structured finance obligations and 0.2% in equity investments. Based on fair value as of December 31, 2015, approximately 3% of our debt portfolio was invested in debt bearing a fixed interest rate and approximately 97% of our debt portfolio was invested in debt bearing a floating interest rate with an interest rate floor.

Our investment activity for the three month periods ended March 31, 2017 and 2016 and the years ended December 31, 2016, 2015 and 2014 is presented below (information presented herein is at amortized cost unless otherwise indicated):

	For the three month periods ended		For the years ended December 31,
	September 30, 2017	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2014
Investments:
Total investments, beginning of period	$1,727,680	$1,220,872	$1,079,720	$707,701	$213,128
New investments purchased	310,633	308,572	755,654	597,811	614,622
Net accretion of discount on investments	1,832	1,881	5,605	3,035	1,108
Net realized gain (loss) on investments	172	544	(9,644)	1,164	72
Investments sold or repaid	(68,284)	(142,397)	(401,354)	(229,991)	(121,229)
Total Investments, end of period	$1,972,033	$1,389,472	$1,429,981	$1,079,720	$707,701

Principal amount of investments funded:
First Lien Debt	$273,245	$249,318	$604,514	$481,510	$457,212
Second Lien Debt	29,250	—	38,950	115,250	80,790
Structured Finance Obligations	—	—	—	15,760	115,638
Equity Investments	1,500	856	2,856	1,507	—
Investment Fund	12,600	63,200	119,785	—	—
Total	$316,595	$313,374	$766,105	$614,027	$653,640

Principal amount of investments sold or repaid:
First Lien Debt	$(47,470)	$(89,469)	$(254,921)	$(191,718)	$(77,040)
Second Lien Debt	(12,500)	(29,121)	(83,279)	(8,000)	(9,500)
Structured Finance Obligations	—	—	(81,442)	(39,475)	(31,363)
Investment Fund	(8,400)	(22,400)	(22,400)	—	—
Total	$(68,370)	$(140,990)	$(442,042)	$(239,193)	$(117,903)

Number of new funded investments	28	19	62	46	58
Average new funded investment amount	$11,094	$16,241	$12,188	$12,996	$10,597
Percentage of new funded debt investments at floating interest rates	100%	100%	100%	98%	98%
Percentage of new funded debt investments at fixed interest rates	0%	0%	0%	2%	2%
As of September 30, 2017 and December 31, 2016, investments consisted of the following:

	September 30, 2017		December 31, 2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First Lien Debt (excluding First Lien/Last Out)	$1,264,114	$1,259,983	$964,398	$955,478
First Lien/Last Out Unitranche	237,751	230,667	180,928	184,070
Second Lien Debt	266,604	268,783	172,960	171,864
Structured Finance Obligations	6,436	2,585	9,239	5,216
Equity Investments	10,327	13,552	5,071	6,474
Investment Fund	186,801	188,547	97,385	99,657
Total	$1,972,033	$1,964,117	$1,429,981	$1,422,759

The weighted average yields (1) for our first and second lien debt, based on the amortized cost and fair value as of September 30, 2017 and December 31, 2016, were as follows:

	September 30, 2017		December 31, 2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First Lien Debt (excluding First Lien/Last Out)	8.02%	8.05%	7.09%	7.15%
First Lien/Last Out Unitranche	9.77%	10.07%	12.33%	12.12%
First Lien Debt Total	8.30%	8.36%	7.92%	7.96%
Second Lien Debt	10.37%	10.29%	9.97%	10.04%
First and Second Lien Debt Total	8.61%	8.66%	8.19%	8.23%

(1)
Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of September 30, 2017 and December 31, 2016. Weighted average yield on debt and income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at fair value included in such securities. Weighted average yield on debt and income producing securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at amortized cost included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

Total weighted average yields (which includes the effect of accretion of discount and amortization of premiums) of our first and second lien debt investments as measured on an amortized cost basis increased from 8.19% to 8.61% from December 31, 2016 to September 30, 2017. The increase in weighted average yields was primarily due to the increase in 90-day LIBOR from 1.00% to 1.33% and from originations of new investments with higher weighted average yields of 8.96% and sales/repayments of existing investments with lower weighted average yields of 8.60%.
The following table summarizes the fair value of our performing and non-performing investments as of
September 30, 2017 and December 31, 2016:

	September 30, 2017		December 31, 2016
	Fair Value	Percentage	Fair Value	Percentage
Performing	$1,941,309	98.84%	$1,415,131	99.46%
Non-accrual (1)	22,808	1.16	7,628	0.54
Total	$1,964,117	100.00%	$1,422,759	100.00%

(1)
Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest has been paid current and, in management’s judgment, likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. See Note 2 to our consolidated financial statements included elsewhere in this prospectus.

See the Consolidated Schedules of Investments as of September 30, 2017 and December 31, 2016 in our consolidated financial statements and related notes thereto included elsewhere in this prospectus for more information on these investments, including a list of companies and type and amount of investments.
As part of the monitoring process, our Investment Adviser has developed risk policies pursuant to which it regularly assesses the risk profile of each of our debt investments and rates each of them based on the following categories, which we refer to as “Internal Risk Ratings”:

Internal Risk Ratings Definitions

Rating	Definition
1	Performing—Low Risk: Borrower is operating more than 10% ahead of the base case.

2	Performing—Stable Risk: Borrower is operating within 10% of the base case (above or below). This is the initial rating assigned to all new borrowers.

3	Performing—Management Notice: Borrower is operating more than 10% below the base case. A financial covenant default may have occurred, but there is a low risk of payment default.

4
Watch List: Borrower is operating more than 20% below the base case and there is a high risk of covenant default, or it may have already occurred. Payments are current although subject to greater uncertainty, and there is moderate to high risk of payment default.

5
Watch List—Possible Loss: Borrower is operating more than 30% below the base case. At the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment default is very likely or may have occurred. Loss of principal is possible.

6
Watch List—Probable Loss: Borrower is operating more than 40% below the base case, and at the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment default is very likely or may have already occurred. Additionally, the prospects for improvement in the borrower’s situation are sufficiently negative that impairment of some or all principal is probable.

Our Investment Adviser’s risk rating model is based on evaluating portfolio company performance in comparison to the base case when considering certain credit metrics including, but not limited to, adjusted EBITDA and net senior leverage as well as specific events including, but not limited to, default and impairment.
Our Investment Adviser monitors and, when appropriate, changes the investment ratings assigned to each debt investment in our portfolio. In connection with our quarterly valuation process, our Investment Adviser reviews our investment ratings on a regular basis. The following table summarizes the Internal Risk Ratings as of September 30, 2017 and December 31, 2016:

	September 30, 2017		December 31, 2016
	Fair Value	% of Fair Value	Fair Value	% of Fair Value
(dollar amounts in millions)
Internal Risk Rating 1	$75.1	4.27%	$59.3	4.52%
Internal Risk Rating 2	1,376.0	78.20	1,055.7	80.50
Internal Risk Rating 3	187.7	10.67	100.9	7.70
Internal Risk Rating 4	84.1	4.78	75.7	5.77
Internal Risk Rating 5	36.6	2.08	12.2	0.93
Internal Risk Rating 6	—	—	7.6	0.58
Total	$1,759.5	100.00%	$1,311.4	100.00%

As of September 30, 2017 and December 31, 2016, the weighted average Internal Risk Ratings of our debt investment portfolio were 2.2 and 2.2, respectively. As of September 30, 2017 and December 31, 2016, 10 and 8 of our debt investments, with an aggregate fair value of $120.7 million and $95.5 million, respectively, were assigned an Internal Risk Rating of 4-6. As of September 30, 2017 and December 31, 2016, one first lien debt investment in the portfolio with a fair value of $22.8 million and $7.6 million, respectively, was on non-accrual status, which represented approximately 1.30% and 0.58%, respectively, of total first and second lien investments at fair value. The remaining first and second lien debt investments were performing and current on their interest payments as of September 30, 2017 and December 31, 2016.

During the nine month period ended September 30, 2017, 2 investments with fair value of $21.1 million were downgraded to an Internal Risk Rating of 4 due to changes in financial condition and performance of the respective portfolio companies, one of which with fair value of $13.8 million was subsequently upgraded to an Internal Risk Rating of 2 due to a pending repayment in full. The remainder of the net increase in the aggregate fair value of debt investments assigned an Internal Risk Rating of 4-6 was primarily a result of the NFIC Acquisition and the transfer of 9 overlapping debt investments with fair value of approximately $28.4 million into our debt investment portfolio from NFIC, one new investment with fair value of approximately $3.9 million acquired from NFIC, and, to a lesser extent, general market movements, as well as the restructuring of TwentyEighty, Inc. which occurred in the first quarter of 2017 and resulted in the upgrades of the new Term Loan A to an Internal Risk Rating of 2 and new Term Loan B to an Internal Risk Rating of 3.

CONSOLIDATED RESULTS OF OPERATIONS
For the three month and nine month periods ended September 30, 2017 and 2016
The net increase or decrease in net assets from operations may vary substantially from period to period as a result of various factors, including the recognition of realized gains and losses and net change in unrealized appreciation and depreciation. As a result, quarterly comparisons may not be meaningful.
Investment Income
Investment income for the three month and nine month periods ended September 30, 2017 and 2016 was as follows:

	For the three month periods ended		For the nine month periods ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
First Lien Debt	$29,336	$22,703	$84,922	$59,374
Second Lien Debt	7,461	5,462	17,255	16,865
Structured Finance Obligations	—	98	—	859
Equity Investments	—	—	2	13
Investment Fund	5,812	686	13,193	686
Cash	39	8	119	18
Total investment income	$42,648	$28,957	$115,491	$77,815
The increase in investment income for the three month and nine month periods ended September 30, 2017 from the comparable periods in 2016 was primarily driven by our increasing invested balance, increased fees and other income from syndications and prepayments, and increased interest and dividend income from Credit Fund. As of September 30, 2017, the size of our portfolio increased to $1,972,033 from $1,389,472 as of September 30, 2016, at amortized cost, and total principal amount of investments outstanding increased to $2,008,693 from $1,437,034 as of September 30, 2016. As of September 30, 2017, the weighted average yield of our first and second lien debt increased to 8.61% from 8.30% as of September 30, 2016 on amortized cost, primarily due to the increase in 90-day LIBOR and from net originations with higher weighted average yields.
Interest income on our first and second lien debt investments is dependent on the composition and credit quality of the portfolio. Generally, we expect the portfolio to generate predictable quarterly interest income based on the terms stated in each loan’s credit agreement. As of September 30, 2017, one first lien debt investment in the portfolio was non-performing. The fair value of the loan in the portfolio on non-accrual status was $22,808, which represents approximately 1.30% of total first and second lien investments at fair value. The remaining first and second lien debt investments were performing and current on their interest payments as of September 30, 2017. All first and second lien debt investments were performing and current on their interest payments as of September 30, 2016.
The increase in other income for the three month and nine month periods ended September 30, 2017 from the comparable periods in 2016 was primarily driven by higher syndication fees and prepayment fees resulting from full paydowns on select investments. For the three month periods ended September 30, 2017 and 2016, the Company earned $1,318 and $1,909, respectively, in other income. For the nine month periods ended September 30, 2017 and 2016, the Company earned $7,900 and $4,578, respectively, in other income.
Our total dividend and interest income from investments in Credit Fund totaled $5,812 and $13,193 for the three month and nine month periods ended September 30, 2017, respectively. Our total dividend and interest income from investments in Credit Fund totaled $686 for the three month and nine month periods ended September 30, 2016. The increase was primarily driven by increased invested balance of Credit Fund since the commencement of operations at Credit Fund. We made our first investment in Credit Fund in February 2016.
Net investment income for the three month and nine month periods ended September 30, 2017 and 2016 was as follows:

	For the three month periods ended		For the nine month periods ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Total investment income	$42,648	$28,957	$115,491	$77,815
Net expenses	17,568	13,111	49,856	36,543
Net investment income (loss)	$25,080	$15,846	$65,635	$41,272
Expenses

	For the three month periods ended		For the nine month periods ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Base management fees	$6,999	$4,699	$17,781	$13,184
Incentive fees	5,321	3,962	15,459	10,318
Professional fees	361	568	1,957	1,574
Administrative service fees	184	180	522	526
Interest expense	5,922	4,051	16,694	11,475
Credit facility fees	521	682	1,553	2,139
Directors’ fees and expenses	121	146	355	410
Other general and administrative	472	390	1,462	1,312
Total expenses	19,901	14,678	55,783	40,938
Waiver of base management fees	2,333	1,567	5,927	4,395
Net expenses	$17,568	$13,111	$49,856	$36,543

Interest expense and credit facility fees for the three month and nine month periods ended September 30, 2017 and 2016 were comprised of the following:

	For the three month periods ended		For the nine month periods ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Interest expense	$5,922	$4,051	$16,694	$11,475
Facility unused commitment fee	309	351	925	1,034
Amortization of deferred financing costs	183	305	541	1,027
Other fees	29	26	87	78
Total interest expense and credit facility fees	$6,443	$4,733	$18,247	$13,614
Cash paid for interest expense	$4,910	$3,906	$15,422	$10,700
The increase in interest expense for the three month and nine month periods ended September 30, 2017 compared to the comparable periods in 2016 was driven by increased drawings under the Facilities related to increased deployment of capital for investments. For the three month period ended September 30, 2017, the average interest rate increased to 3.40% from 2.75% for the comparable period in 2016, and average principal debt outstanding increased to $406,498 from $292,084 for the comparable period in 2016. For the nine month period ended September 30, 2017, the average interest rate increased to 3.24% from 2.67% for the comparable period in 2016, and average principal debt outstanding increased to $402,787 from $277,575 for the comparable period in 2016.
The increase in base management fees (and related waiver of base management fees) and incentive fees related to pre-incentive fee net investment income for the three month and nine month periods ended September 30, 2017 from the comparable period in 2016 were driven by our deployment of capital and increasing invested balance. For the three month periods ended September 30, 2017 and 2016, base management fees were $4,666 and $3,132, respectively, (net the waiver of $2,333 and $1,567, respectively), incentive fees related to pre-incentive fee net investment income were $5,321 and $3,962, respectively, and there were no incentive fees related to realized capital gains. For the nine month periods ended September 30, 2017 and 2016, base management fees were $11,854 and $8,789, respectively, (net the waiver of $5,927 and $4,395, respectively), incentive fees related to pre-incentive fee net investment income were $15,459 and $10,318, respectively, and there were no incentive fees related to realized capital gains. The accrual for any capital gains incentive fee under US GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. See Note 4 to our consolidated financial statements included elsewhere in this prospectus for more information on the incentive and base management fees. For the three month and nine month periods ended September 30, 2017 and 2016, there were no accrued capital gains incentive fees based upon the cumulative net realized and unrealized appreciation (depreciation) as of September 30, 2017 and 2016, respectively.
Professional fees include legal, rating agencies, audit, tax, valuation, technology and other professional fees incurred related to the management of the Company. Administrative service fees represent fees paid to the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the cost of certain of our executive officers and their respective staff. Other general and administrative expenses include insurance, filing, research, subscriptions and other costs. The increase in professional fees for the three month and nine month periods ended September 30, 2017 compared to the comparable periods in 2016 was driven by an increase in non-recurring professional fees related to the NFIC Acquisition.
Net Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) on Investments
During the three month and nine month periods ended September 30, 2017, we had realized gains on 4 and 13 investments, respectively, totaling approximately $181 and $593, respectively, which were offset by realized losses on 1 and 8 investments, respectively, totaling approximately $9 and $8,317, respectively. During the three month and nine month periods ended September 30, 2016, we had realized gains on 3 and 8 investments, respectively, totaling approximately $632 and $811, respectively, which were offset by realized losses on 2 and 12 investments, respectively, totaling approximately $88 and $9,866, respectively. During the three month and nine month periods ended September 30, 2017, we had a change in unrealized appreciation on 59 and 60 investments, respectively, totaling approximately $13,191 and $29,089, respectively, which was offset by a change in unrealized depreciation on 44 and 70 investments, respectively, totaling approximately $12,900 and $29,783, respectively. During the three month and nine month periods ended September 30, 2016, we had a change in unrealized appreciation on 69 and 86 investments, respectively, totaling approximately $19,587 and $34,680, respectively, which was offset by a change in unrealized depreciation on 32 and 25 investments, respectively, totaling approximately $6,807 and $14,484, respectively. In particular, effective January 31, 2017, TwentyEighty, Inc. (fka Miller Heiman, Inc.) completed a restructuring whereby the first lien debt held by us was converted into new term loans and equity. As a result, $10,943 of unrealized depreciation was reversed and we realized a loss of $7,738 on the investment during the nine month period ended September 30, 2017.
Net realized gain (loss) and net change in unrealized appreciation (depreciation) by the type of investments for the three month and nine month periods ended September 30, 2017 and 2016 were as follows:

	For the three month periods ended		For the nine month periods ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Net realized gain (loss) on investments	$172	$544	$(7,724)	$(9,055)
Net change in unrealized appreciation (depreciation) on investments	291	12,780	(694)	20,196
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	$463	$13,324	$(8,418)	$11,141
Net realized gain (loss) and net change in unrealized appreciation (depreciation) by the type of investments for the three month and nine month periods ended September 30, 2017 and 2016 were as follows:

	For the three month periods ended
	September 30, 2017		September 30, 2016
Type	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
First Lien Debt	$141	$(1,434)	$324	$3,082
Second Lien Debt	—	1,359	221	5,648
Structured Finance Obligations	31	—	(1)	1,145
Equity Investments	—	1,330	—	661
Investment Fund	—	(964)	—	2,244
Total	$172	$291	$544	$12,780

	For the nine month periods ended
	September 30, 2017		September 30, 2016
Type	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
First Lien Debt	$(7,710)	$(5,437)	$495	$3,223
Second Lien Debt	(3)	3,275	221	4,189
Structured Finance Obligations	(11)	172	(9,771)	9,888
Equity Investments	—	1,822	—	939
Investment Fund	—	(526)	—	1,957
Total	$(7,724)	$(694	$(9,055)	$20,196
Net change in unrealized depreciation in our investments for the three month and nine month periods ended September 30, 2017 compared to the comparable period in 2016 was primarily due to changes in various inputs utilized under our valuation methodology, including, but not limited to, market spreads, leverage multiples and borrower ratings, and the impact of exits.
For the years ended December 31, 2016, 2015 and 2014
The net increase or decrease in net assets from operations may vary substantially from period to period as a result of various factors, including the recognition of realized gains and losses and net change in unrealized appreciation and depreciation. As a result, quarterly comparisons may not be meaningful.

Investment Income
Investment income for the years ended December 31, 2016, 2015 and 2014, was as follows:

	For the years ended December 31,
	2016	2015	2014
Investment income:
First Lien Debt	$83,713	$45,654	$18,028
Second Lien Debt	23,190	15,357	5,716
Structured Finance Obligations	887	8,160	9,233
Equity Investments	13	12	—
Investment Fund	3,140	—	—
Cash	28	7	7
Total investment income	$110,971	$69,190	$32,984

The increase in investment income for the year ended December 31, 2016 from the comparable period in 2015 was primarily driven by our deployment of capital, increasing invested balance, increased fees and other income from syndications, amendments and prepayments, and dividends declared by Credit Fund. The size of our portfolio increased to $1,429,981 as of December 31, 2016 from $1,079,720 as of December 31, 2015, at amortized cost, and total principal amount of investments outstanding increased to $1,467,133 as of December 31, 2016 from $1,142,364 as of December 31, 2015. The increase in interest income was also due to the increase in the weighted average yield. As of December 31, 2016, the weighted average yield of our first and second lien debt increased to 8.19% from 7.93% as of December 31, 2015, on amortized cost.
The increase in investment income for the year ended December 31, 2015 from the comparable period in 2014 was primarily driven by our deployment of capital and increasing invested balance. The size of our portfolio increased to $1,079,720 as of December 31, 2015 from $707,701 as of December 31, 2014, at amortized cost, and total principal amount of investments outstanding increased to $1,142,364 as of December 31, 2015 from $767,530 as of December 31, 2014. The increase in interest income was also due to the increase in the weighted average yield. As of December 31, 2015, the weighted average yield of our first and second lien debt increased to 7.93% from 6.70% as of December 31, 2014, on amortized cost.
Interest income on our first and second lien debt investments is dependent on the composition and credit quality of the portfolio. Generally, we expect the portfolio to generate predictable quarterly interest income based on the terms stated in each loan’s credit agreement. As of December 31, 2016, one first lien debt investment in the portfolio was non-performing. The fair value of the loan in the portfolio on non-accrual status was $7,628, which represents approximately 0.5% of total investments at fair value. The remaining first and second lien debt investments were performing and current on their interest payments as of December 31, 2016 and for the year then ended. As of December 31, 2015 and 2014 and for the years then ended, all of our first and second lien debt investments were performing and current on their interest payments. Interest income from structured finance obligations is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows. The effective yield is updated periodically based on payments received and expected future payments. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties, including the amount and timing of principal payments which are impacted by prepayments, repurchases, defaults, delinquencies and liquidations of or within the CLO funds. These uncertainties are difficult to predict and are subject to future events that could have impacted our estimates if the information was known at the time. As a result, actual results may differ significantly from these estimates.
For the years ended December 31, 2016, 2015 and 2014, we earned $6,635, $834 and $244, respectively, in other income. The increase in other income for the year ended December 31, 2016 from December 31, 2015 was primarily due to higher syndication and prepayment fees resulting from partial and/or full paydowns on select investments.
Our total dividend and interest income from investments in Credit Fund totaled $3,140 for the year ended December 31, 2016. We made our first investment in Credit Fund in February 2016.

Net investment income (loss) for the years ended December 31, 2016, 2015 and 2014 was as follows:

	For the years ended December 31,
	2016	2015	2014
Total investment income	$110,971	$69,190	$32,984
Net expenses	(51,350)	(33,666)	(18,724)
Net investment income (loss)	$59,621	$35,524	$14,260

Expenses

	For the years ended December 31,
	2016	2015	2014
Base management fees	$18,539	$13,361	$6,559
Incentive fees	14,905	8,881	3,578
Professional fees	2,103	1,845	2,169
Administrative service fees	703	595	626
Interest expense	16,462	9,582	3,648
Credit facility fees	2,573	1,898	3,052
Directors’ fees and expenses	553	419	395
Other general and administrative	1,692	1,539	883
Waiver of base management fees	(6,180)	(4,454)	(2,186)
Net expenses	$51,350	$33,666	$18,724
Interest expense and credit facility fees for the years ended December 31, 2016, 2015 and 2014 were comprised of the following:

	For the years ended December 31,
	2016	2015	2014
Interest expense	$16,462	$9,582	$3,648
Facility unused commitment fee	1,253	847	1,129
Amortization of deferred financing costs	1,213	945	1,820
Other fees	107	106	103
Total interest expense and credit facility fees	$19,035	$11,480	$6,700

Cash paid for interest expense	$15,267	$8,083	$2,882
The increase in interest expense for the year ended December 31, 2016 compared to the comparable period in 2015 was driven by increased drawings under the Facilities related to increased deployment of capital for investments, and additional debt issued through the securitization in the form of the 2015-1 Notes. For the year ended December 31, 2016, the average interest rate increased to 2.81% from 2.31% for the comparable period in 2015, and average principal debt outstanding increased to $580,734 from $406,638 for the comparable period in 2015.
The increase in interest expense for the year ended December 31, 2015 compared to the comparable period in 2014 was driven by increased drawings under the Facilities related to increased deployment of capital for investments. For the year ended December 31, 2015, the average interest rate increased to 2.31% from 2.18% for the comparable period in 2014, and average principal debt outstanding increased to $406,638 from $164,980 for the comparable period in 2014.
The increase in base management fees (and related waiver of base management fees) and incentive fees related to pre-incentive fee net investment income for the year ended December 31, 2016 from the comparable period in 2015 and for the year ended December 31, 2015 from the comparable period in 2014 was driven by our deployment of capital and our increasing invested balance. For the years ended December 31, 2016, 2015 and 2014, base management fees were $12,359, $8,907 and $4,373, respectively (net of waiver of $6,180, $4,454 and $2,186, respectively); incentive fees related to pre-incentive fee net investment income were $14,905, $8,881 and $3,578, respectively, and there were no incentive fees related to realized capital gains. For the year ended December 31, 2016, 2015 and 2014 we recorded no accrued capital gains incentive fees based upon our cumulative net realized and unrealized appreciation (depreciation) as of December 31, 2016, 2015 and 2014, respectively.

The accrual for any capital gains incentive fee under US GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual.
Professional fees include legal, rating agencies, audit, tax, valuation, technology and other professional fees incurred related to the management of us. Administrative service fees represent fees paid to the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the cost of certain of our executive officers and their respective staff. Other general and administrative expenses include insurance, filing, research, subscriptions and other costs. The increase in other general and administrative expenses for the year ended December 31, 2016 from the comparable period in 2015 and for the year ended in December 31, 2015 from the comparable period in 2014 was primarily driven by the increased deployment of capital.
Net Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) on Investments
During the years ended December 31, 2016, 2015 and 2014, we had realized gains on 10, 8, and 4 investments, respectively, totaling approximately $864, $1,622, and $391, respectively, which was offset by realized losses on 14, 6, and 3 investments, respectively, totaling approximately $10,508, $458, and $319, respectively. During the years ended December 31, 2016, 2015 and 2014, we had a change in unrealized appreciation on 104, 48, and 25 investments, respectively, totaling approximately $41,130, $8,597, and $2,931, respectively, which was offset by a change in unrealized depreciation on 24, 71, and 65 investments, respectively, totaling approximately $21,298, $26,612, and $11,649, respectively.
Net realized gain (loss) and net change in unrealized appreciation (depreciation) for the years ended December 31, 2016, 2015 and 2014, were as follows:

	For the years ended December 31,
	2016	2015	2014
Net realized gain (loss) on investments	$(9,644)	$1,164	$72
Net change in unrealized appreciation (depreciation) on investments	19,832	(18,015)	(8,718)
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	$10,188	$(16,851)	$(8,646)
Net realized gain (loss) and net change in unrealized appreciation (depreciation) by the type of investments for the years ended December 31, 2016, 2015 and 2014 were as follows:

	For the years ended December 31,
	2016			2015		2014
Type	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)		Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
First Lien Debt	$383	$	$46	$208	$(3,160)	$—	$(2,829)
Second Lien Debt	275		5,216	—	(2,925)	120	(2,518)
Structured Finance Obligations	(10,302)		11,105	956	(12,139)	(48)	(3,371)
Equity Investments	—		1,193	—	209	—	—
Investment Fund	—		2,272	—	—	—	—
Total	$(9,644)		$19,832	$1,164	$(18,015)	$72	$(8,718)

Net change in unrealized appreciation in our investments for the year ended December 31, 2016 compared to the comparable period in 2015 was primarily due to a tightening spread environment during the year. Net change in unrealized depreciation in our investments for the year ended December 31, 2015 compared to the comparable period in 2014 was primarily due to a widening spread environment during the last six months of the year.
MIDDLE MARKET CREDIT FUND, LLC
Overview

On February 29, 2016, we and Credit Partners entered into an amended and restated limited liability company agreement, which was subsequently amended on June 24, 2016 to co-manage Credit Fund, an unconsolidated Delaware limited liability company. Credit Fund primarily invests in first lien loans of middle market companies. Credit Fund is managed by a six-member board of managers, on which we and Credit Partners each have equal representation. Establishing a quorum for Credit Fund’s board of managers requires at least four members to be present at a meeting, including at least two of our representatives and two of Credit Partners’ representatives. We and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400,000 each. Funding of such commitments generally requires the approval of the board of Credit Fund, including the board members appointed by us. By virtue of its membership interest, the Company and Credit Partners each indirectly bear an allocable share of all expenses and other obligations of Credit Fund.
Together with Credit Partners, we co-invest through Credit Fund. Investment opportunities for Credit Fund are sourced primarily by us and our affiliates. Portfolio and investment decisions with respect to Credit Fund must be unanimously approved by a quorum of Credit Fund’s investment committee consisting of an equal number of representatives of us and Credit Partners. Therefore, although we own more than 25% of the voting securities of Credit Fund, we do not believe that we have control over Credit Fund (other than for purposes of the Investment Company Act). Middle Market Credit Fund SPV, LLC (the “Credit Fund Sub”), a Delaware limited liability company, was formed on April 5, 2016. Credit Fund Sub primarily invests in first lien loans of middle market companies. Credit Fund Sub is a wholly-owned subsidiary of Credit Fund and is consolidated in Credit Fund’s consolidated financial statements commencing from the date of its formation. Credit Fund follows the same Internal Risk Rating system as us.
Credit Fund, we and Credit Partners entered into an administration agreement with Carlyle GMS Finance Administration L.L.C., the administrative agent of Credit Fund (in such capacity, the “Administrative Agent”), pursuant to which the Administrative Agent is delegated certain administrative and non-discretionary functions, is authorized to enter into sub-administration agreements at our expense with the approval of the board of managers of Credit Fund, and is reimbursed by Credit Fund for its costs and expenses and Credit Fund’s allocable portion of overhead incurred by the Administrative Agent in performing its obligations thereunder.
Selected Financial Data
Since inception of Credit Fund and through September 30, 2017 and December 31, 2016, the Company and Credit Partners each made capital contributions of $1 in members’ equity and $74,500 and $35,000, respectively, in subordinated loans to Credit Fund. As of September 30, 2017 and December 31, 2016, Credit Fund had net borrowings of $112,300 and $62,384, respectively, in mezzanine loans under a revolving credit facility with the Company (the “Credit Fund Facility”). As of September 30, 2017 and December 31, 2016, Credit Fund had subordinated loans and members’ capital of $152,495 and $74,547, respectively. As of September 30, 2017 and December 31, 2016, the Company’s ownership interest in such subordinated loans and members’ capital was $76,247 and $37,273, respectively, and in such mezzanine loans was $112,300 and $62,384, respectively.
As of September 30, 2017 and December 31, 2016, Credit Fund held cash and cash equivalents totaling $14,767 and $6,103, respectively.
As of September 30, 2017 and December 31, 2016, Credit Fund had total investments at fair value of $823,129 and $437,829, respectively, which was comprised of first lien senior secured loans and second lien senior secured loans to 47 and 28 portfolio companies, respectively. As of September 30, 2017 and December 31, 2016, no loans in Credit Fund’s portfolio were on non-accrual status or contained PIK provisions. All investments in the portfolio were floating rate debt investments with an interest rate floor. The portfolio companies in Credit Fund are U.S. middle market companies in industries similar to those in which the Company may invest directly. Additionally, as of September 30, 2017 and December 31, 2016, Credit Fund had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $65,341 and $30,361, respectively.
Below is a summary of Credit Fund’s portfolio, followed by a listing of the loans in Credit Fund’s portfolio as of September 30, 2017 and December 31, 2016:

	As of September 30, 2017	As of December 31, 2016
Senior secured loans (1)	$827,857	$439,086
Weighted average yields of senior secured loans based on amortized cost (2)	6.63%	6.47%
Weighted average yields of senior secured loans based on fair value (2)	6.60%	6.41%
Number of portfolio companies in Credit Fund	47	28
Average amount per portfolio company (1)	$17,614	$15,682

(1)	At par/principal amount.

(2)
Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of September 30, 2017 and December 31, 2016. Weighted average yield on debt and income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at fair value included in such securities. Weighted average yield on debt and income producing securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at amortized cost included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

Consolidated Schedule of Investments as of September 30, 2017 (unaudited)
Investments (1)	Industry	Interest Rate	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
First Lien Debt (99.60% of fair value)
Acrisure, LLC (2) (3) (4)	Banking, Finance, Insurance & Real Estate	L + 5.00% (1.00% Floor)	11/22/2023	$19,900	$19,855	$20,099
Advanced Instruments, LLC (2) (3) (4) (7) (10) (11)	Healthcare & Pharmaceuticals	L + 5.25% (1.00% Floor)	10/31/2022	11,940	11,818	11,904
Alpha Packaging Holdings, Inc. (2) (3) (4) (7) (10)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	5/12/2020	15,288	15,236	15,289
AM Conservation Holding Corporation (2) (3) (4)	Energy: Electricity	L + 4.75% (1.00% Floor)	10/31/2022	29,775	29,530	29,647
AMS Finco, S.A.R.L. (Alexander Mann Solutions) (United Kingdom) (2) (3) (4) (11)	Business Services	L + 5.50% (1.00% Floor)	5/26/2024	24,938	24,700	25,012
Anaren, Inc. (2) (3) (4)	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	10,065	10,040	10,065
AQA Acquisition Holding, Inc. (2) (3) (4) (7) (10)	High Tech Industries	L + 4.50% (1.00% Floor)	5/24/2023	27,472	27,346	27,469
Borchers, Inc. (2) (3) (4) (7) (10)	Chemicals, Plastics & Rubber	L + 4.75% (1.00% Floor)	1/13/2024	8,024	7,982	8,024
Brooks Equipment Company, LLC (2) (3) (4)	Construction & Building	L + 5.00% (1.00% Floor)	8/29/2020	7,196	7,180	7,195
Datapipe, Inc. (2) (3) (4)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,675	9,618	9,675
DBI Holding LLC (2) (3) (4) (11)	Transportation: Cargo	L + 5.25% (1.00% Floor)	8/1/2021	19,850	19,697	19,832
DecoPac, Inc. (2) (3) (4) (7) (10)	Non-durable Consumer Goods	L + 4.25% (1.00% Floor)	9/29/2024	13,286	13,136	13,218
Dent Wizard International Corporation (2) (3) (4) (11)	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	24,564	24,431	24,530
DTI Holdco, Inc. (2) (3) (4)	High Tech Industries	L + 5.25% (1.00% Floor)	9/30/2023	19,800	19,619	19,008
EAG, Inc. (2) (3) (4) (11)	Business Services	L + 4.25% (1.00% Floor)	7/28/2018	8,231	8,252	8,231
EIP Merger Sub, LLC (Evolve IP) (2) (3) (4) (8) (11)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	22,740	22,178	22,374
EIP Merger Sub, LLC (Evolve IP) (2) (3) (4) (9) (11)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	1,500	1,461	1,480
Empower Payments Acquisitions, Inc. (2) (3) (4)	Media: Advertising, Printing & Publishing	L + 5.50% (1.00% Floor)	11/30/2023	17,369	17,050	17,369
FCX Holdings Corp. (2) (3) (4) (11)	Capital Equipment	L + 4.50% (1.00% Floor)	8/4/2020	9,620	9,578	9,620
Golden West Packaging Group LLC (2) (3) (4) (11)	Containers, Packaging & Glass	L + 5.25% (1.00% Floor)	6/20/2023	20,948	20,754	20,839
J.S. Held LLC (2) (3) (4) (7) (10)	Banking, Finance, Insurance & Real Estate	L + 5.50% (1.00% Floor)	9/27/2023	18,249	18,057	18,121
Jensen Hughes, Inc. (2) (3) (4) (7) (10) (12)	Utilities: Electric	L + 5.00% (1.00% Floor)	12/4/2021	20,682	20,491	20,682
Kestra Financial, Inc. (2) (3) (4)	Banking, Finance, Insurance & Real Estate	L + 5.25% (1.00% Floor)	6/24/2022	19,750	19,514	19,630
MSHC, Inc. (2) (3) (4)	Construction & Building	L + 4.25% (1.00% Floor)	7/31/2023	10,000	9,956	9,990
North American Dental Management, LLC (2) (3) (4) (7) (10)	Healthcare & Pharmaceuticals	L + 4.75% (1.00% Floor)	7/7/2023	16,869	16,299	16,574
PAI Holdco, Inc. (Parts Authority) (2) (3) (4)	Automotive	L + 4.75% (1.00% Floor)	12/30/2022	9,875	9,817	9,875
Paradigm Acquisition Corp. (2) (3) (4)	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	11,909	11,820	11,909
Pasternack Enterprises, Inc. (Infinite RF) (2) (3) (4) (11)	Capital Equipment	L + 5.00% (1.00% Floor)	5/27/2022	20,280	20,181	20,278

Consolidated Schedule of Investments as of September 30, 2017 (unaudited)
Investments (1)	Industry	Interest Rate	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
Premier Senior Marketing, LLC (2) (3) (4) (11)	Banking, Finance, Insurance & Real Estate	L + 5.00% (1.00% Floor)	7/1/2022	$8,722	$8,680	$8,665
PSI Services LLC (2) (3) (4) (7) (10) (11)	Business Services	L + 5.00% (1.00% Floor)	1/19/2023	30,828	30,278	30,238
Q Holding Company (2) (3) (4)	Automotive	L + 5.00% (1.00% Floor)	12/18/2021	17,322	17,233	17,322
QW Holding Corporation (Quala) (2) (3) (4) (7) (10)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	10,400	9,777	9,994
Restaurant Technologies, Inc. (2) (3) (4)	Retail	L + 4.75% (1.00% Floor)	11/23/2022	17,412	17,275	17,226
Sovos Brands Intermediate, Inc. (2) (3) (4) (7) (10)	Beverage, Food & Tobacco	L + 4.50% (1.00% Floor)	7/18/2024	21,622	21,513	21,619
Superion, LLC (fka Ramundsen Public Sector, LLC) (2) (3) (4)	Sovereign & Public Finance	L + 4.25% (1.00% Floor)	2/1/2024	3,980	3,964	3,980
Surgical Information Systems, LLC (2) (3) (4) (9) (11)	High Tech Industries	L + 5.00% (1.00% Floor)	4/24/2023	30,000	29,718	29,991
Systems Maintenance Services Holding, Inc. (2) (3) (4) (11)	High Tech Industries	L + 5.00% (1.00% Floor)	10/30/2023	24,316	24,155	24,076
T2 Systems Canada, Inc. (2) (3) (4)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	2,680	2,621	2,656
T2 Systems, Inc. (2) (3) (4) (7) (10)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	15,967	15,600	15,818
Teaching Strategies, LLC (2) (3) (4) (7) (10) (11)	Media: Advertising, Printing & Publishing	L + 4.75% (1.00% Floor)	2/27/2023	18,009	17,840	17,936
The Original Cakerie, Ltd. (Canada) (2) (3) (4) (7) (10)	Beverage, Food & Tobacco	L + 5.00% (1.00% Floor)	7/20/2021	6,957	6,892	6,957
The Original Cakerie, Co. (Canada) (2) (3) (4)	Beverage, Food & Tobacco	L + 5.50% (1.00% Floor)	7/20/2021	3,594	3,580	3,594
U.S. Acute Care Solutions, LLC (2) (3) (4)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	5/15/2021	32,111	31,874	31,723
U.S. TelePacific Holdings Corp. (2) (3) (4) (11)	Telecommunications	L + 5.00% (1.00% Floor)	5/2/2023	29,925	29,632	29,177
Valicor Environmental Services, LLC (2) (3) (4) (7) (10) (11)	Environmental Industries	L + 5.00% (1.00% Floor)	6/1/2023	19,977	19,492	19,692
Vantage Specialty Chemicals, Inc. (2) (4) (11)	Chemicals, Plastics & Rubber	P + 3.50%	2/5/2021	22,218	22,142	22,218
WIRB - Copernicus Group, Inc. (2) (3) (4)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	8/12/2022	14,875	14,806	14,875
WRE Holding Corp. (2) (3) (4) (7) (10)	Environmental Industries	L + 4.75% (1.00% Floor)	1/3/2023	5,028	4,936	4,976
Zest Holdings, LLC (2) (3) (4) (11)	Durable Consumer Goods	L + 4.25% (1.00% Floor)	8/16/2023	21,500	21,448	21,657
Zywave, Inc. (2) (3) (4) (7) (10)	High Tech Industries	L + 5.00% (1.00% Floor)	11/17/2022	17,369	17,207	17,529
First Lien Debt Total					816,259	819,858
Second Lien Debt (0.40% of fair value)
Superion, LLC (fka Ramundsen Public Sector, LLC) (2) (3) (7)	Sovereign & Public Finance	L + 8.50% (1.00% Floor)	1/31/2025	$200	$198	$203
Vantage Specialty Chemicals, Inc. (2) (4) (11)	Chemicals, Plastics & Rubber	P + 7.75%	2/5/2022	2,000	1,968	2,000
Zywave, Inc. (2) (3) (4)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	1,050	1,036	1,068
Second Lien Debt Total					$3,202	$3,271
Total Investments					$819,461	$823,129

(1)
Unless otherwise indicated, issuers of investments held by Credit Fund are domiciled in the United States. As of September 30, 2017, the geographical composition of investments as a percentage of fair value was 1.28% in Canada, 3.04% in the United Kingdom, and 95.68% in the United States.

(2)
Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or P), which generally resets quarterly. For each such loan, Credit Fund has provided the interest rate in effect as of September 30, 2017. As of September 30, 2017, all of Credit Fund’s LIBOR loans were indexed to the 90-day LIBOR rate at 1.34%, except for those loans as indicated in Note 11 below, and the Prime Rate loan was indexed at 4.25%.

(3)	Loan includes interest rate floor feature.

(4)
Denotes that all or a portion of the assets are owned by Credit Fund Sub. Credit Fund Sub has entered into a revolving credit facility (the “Credit Fund Sub Facility”). The lenders of the Credit Fund Sub Facility have a first lien security interest in substantially all of the assets of Credit Fund Sub. Accordingly, such assets are not available to creditors of Credit Fund.

(5)
Amortized cost represents original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method.

(6)
Fair value is determined in good faith by or under the direction of the board of managers of Credit Fund, pursuant to Credit Fund’s valuation policy, with the fair value of all investments determined using significant unobservable inputs, which is substantially similar to the valuation policy of the Company provided in “—Critical Accounting Policies—Fair Value Measurements.”

(7)
Denotes that all or a portion of the assets are owned by Credit Fund. Credit Fund has entered into the Credit Fund Facility. The lenders of the Credit Fund Facility have a first lien security interest in substantially all of the assets of Credit Fund. Accordingly, such assets are not available to creditors of Credit Fund Sub.

(8)
Credit Fund receives less than the stated interest rate of this loan as a result of an agreement among lenders. The interest rate reduction is 1.25% on EIP Merger Sub, LLC (Evolve IP). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.

(9)
In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, Credit Fund is entitled to receive additional interest as a result of an agreement among lenders as follows: EIP Merger Sub, LLC (Evolve IP) (3.98%) and Surgical Information Systems, LLC (1.01%). Pursuant to the agreement among lenders in respect of these loans, these investments represent a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

(10)	As of September 30, 2017, Credit Fund had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

First Lien Debt—unfunded delayed draw and revolving term loans commitments	Type	Unused Fee	Par/ Principal Amount	Fair Value
Advanced Instruments, LLC	Revolver	0.50%	$1,333	$(4)
Alpha Packaging Holdings, Inc.	Delayed Draw	1.00%	1,780	—
AQA Acquisition Holding, Inc.	Revolver	0.50%	2,459	—
Borchers, Inc.	Revolver	0.50%	1,935	—
DecoPac, Inc.	Revolver	0.50%	1,714	(8)
Jensen Hughes, Inc.	Delayed Draw	1.00%	1,461	—
Jensen Hughes, Inc.	Revolver	0.50%	2,000	—
J.S. Held LLC	Delayed Draw	0.50%	2,253	(14)
North American Dental Management, LLC	Delayed Draw	1.00%	10,101	(99)
North American Dental Management, LLC	Revolver	0.50%	3,030	(30)
PSI Services LLC	Revolver	0.50%	226	(4)
QW Holding Corporation (Quala)	Delayed Draw	1.00%	7,515	(134)
QW Holding Corporation (Quala)	Revolver	0.50%	4,948	(88)
Sovos Brands Intermediate, Inc.	Revolver	0.50%	3,378	—
T2 Systems, Inc.	Revolver	0.50%	1,173	(10)
Teaching Strategies, LLC	Revolver	0.50%	1,900	(7)
The Original Cakerie, Ltd. (Canada)	Revolver	0.50%	1,665	—
Valicor Environmental Services, LLC	Delayed Draw	1.00%	5,825	(55)
Valicor Environmental Services, LLC	Revolver	0.50%	4,197	(40)
WRE Holding Corp.	Delayed Draw	1.00%	4,125	(21)
WRE Holding Corp.	Revolver	0.50%	823	(4)
Zywave, Inc.	Revolver	0.50%	1,500	13
Total unfunded commitments			$65,341	$(505)

(11)	As of September 30, 2017, this LIBOR loan was indexed to the 30-day LIBOR rate at 1.23%.

(12)	As of September 30, 2017, this LIBOR loan was indexed to the 180-day LIBOR rate at 1.51%.

Consolidated Schedule of Investments as of December 31, 2016
Investments (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
First Lien Debt (99.31% of fair value)
AM Conservation Holding Corporation (2) (3) (4)	Energy: Electricity	L + 4.75% (1.00% Floor)	10/31/2022	$30,000	$29,721	$29,925
Datapipe, Inc. (2) (3) (4) (11)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,750	9,654	9,764
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.) (2) (3) (4) (11)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2023	19,850	19,580	19,723
Diversitech Corporation (2) (4) (10) (11)	Capital Equipment	P + 3.50%	11/19/2021	14,803	14,617	14,803
DTI Holdco, Inc. (2) (3) (4) (7)	High Tech Industries	L + 5.25% (1.00% Floor)	9/30/2023	19,950	19,751	19,651
DYK Prime Acquisition LLC (2) (3) (4)	Chemicals, Plastics & Rubber	L + 4.75% (1.00% Floor)	4/1/2022	5,775	5,735	5,775
EAG, Inc. (2) (3) (4) (11)	Business Services	L + 4.25% (1.00% Floor)	7/28/2018	8,713	8,686	8,720
EIP Merger Sub, LLC (Evolve IP) (2) (3) (4) (8)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	22,971	22,323	22,509
EIP Merger Sub, LLC (Evolve IP) (2) (3) (4) (9)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	1,500	1,455	1,468
Empower Payments Acquisitions, Inc. (2) (3) (7)	Media: Advertising, Printing & Publishing	L + 5.50% (1.00% Floor)	11/30/2023	17,500	17,154	17,279
Generation Brands Holdings, Inc. (2) (3) (4)	Durable Consumer Goods	L + 5.00% (1.00% Floor)	6/10/2022	19,900	19,712	20,099
Jensen Hughes, Inc. (2) (3) (4) (10)	Utilities: Electric	L + 5.00% (1.00% Floor)	12/4/2021	20,409	20,188	20,327
Kestra Financial, Inc. (2) (3) (4)	Banking, Finance, Insurance & Real Estate	L + 5.25% (1.00% Floor)	6/24/2022	19,900	19,632	19,814
MSHC, Inc. (2) (3) (4) (10)	Construction & Building	L + 5.00% (1.00% Floor)	7/19/2021	13,177	13,062	13,003
PAI Holdco, Inc. (Parts Authority) (2) (3) (4)	Automotive	L + 4.75% (1.00% Floor)	12/30/2022	9,950	9,886	9,950
Pasternack Enterprises, Inc. (Infinite RF) (2) (3) (4)	Capital Equipment	L + 5.00% (1.00% Floor)	5/27/2022	11,941	11,844	11,941
Q Holding Company (2) (3) (4)	Automotive	L + 5.00% (1.00% Floor)	12/18/2021	13,964	13,828	13,941
QW Holding Corporation (Quala) (2) (3) (4) (7) (10)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	8,975	8,413	9,030
RelaDyne Inc. (2) (3) (4) (10)	Wholesale	L + 5.25% (1.00% Floor)	7/22/2022	23,514	23,117	23,443
Restaurant Technologies, Inc. (2) (3) (4)	Retail	L + 4.75% (1.00% Floor)	11/23/2022	14,000	13,871	13,969
Systems Maintenance Services Holding, Inc. (2) (3) (4)	High Tech Industries	L + 5.00% (1.00% Floor)	10/30/2023	12,000	11,885	12,001
T2 Systems Canada, Inc. (2) (3) (4) (11)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	2,700	2,635	2,727
T2 Systems, Inc. (2) (3) (4) (10) (11)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	15,300	14,888	15,473
The Original Cakerie, Ltd. (Canada) (2) (3) (4) (10)	Beverage, Food & Tobacco	L + 5.00% (1.00% Floor)	7/20/2021	7,009	6,946	7,009
The Original Cakerie, Co. (Canada) (2) (3) (4)	Beverage, Food & Tobacco	L + 5.50% (1.00% Floor)	7/20/2021	3,621	3,591	3,621
U.S. Acute Care Solutions, LLC (2) (3) (4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	5/15/2021	26,400	26,154	26,336
U.S. Anesthesia Partners, Inc. (2) (3) (4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	12/31/2019	10,374	10,275	10,362
Vantage Specialty Chemicals, Inc. (2) (3) (4) (11)	Chemicals, Plastics & Rubber	L + 4.50% (1.00% Floor)	2/5/2021	17,910	17,786	17,903
WIRB—Copernicus Group, Inc. (2) (3) (4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	8/12/2022	7,980	7,916	8,050

Consolidated Schedule of Investments as of December 31, 2016
Investments (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
Zest Holdings, LLC (2) (3) (4)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	$8,700	$8,658	$8,749
Zywave, Inc. (2) (3) (4) (7) (10)	High Tech Industries	L + 5.00% (1.00% Floor)	11/17/2022	17,500	17,315	17,434
First Lien Debt Total					$430,278	$434,799
Second Lien Debt (0.69% of fair value)
Vantage Specialty Chemicals, Inc. (2) (3) (4) (11)	Chemicals, Plastics & Rubber	L + 8.75% (1.00% Floor)	2/5/2022	$2,000	$1,960	$1,987
Zywave, Inc. (2) (3) (4)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	1,050	1,034	1,043
Second Lien Debt Total					$2,994	$3,030
Total Investments					$433,272	$437,829

(1)
Unless otherwise indicated, issuers of investments held by Credit Fund are domiciled in the United States. As of December 31, 2016, the geographical composition of investments as a percentage of fair value was 2.43% in Canada and 97.57% in the United States.

(2)
Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either L or an alternate base rate (commonly based on the Federal Funds Rate or P), which generally resets quarterly. For each such loan, Credit Fund has provided the interest rate in effect as of December 31, 2016. As of December 31, 2016, all of Credit Fund’s LIBOR loans were indexed to the 90-day LIBOR rate at 1.00%, except for those loans as indicated in Note 11 below, and the Prime Rate loan was indexed at 3.75%.

(3)	Loan includes interest rate floor feature.

(4)
Denotes that all or a portion of the assets are owned by Credit Fund Sub. Credit Fund Sub has entered into the Credit Fund Sub Facility. The lenders of the Credit Fund Sub Facility have a first lien security interest in substantially all of the assets of Credit Fund Sub. Accordingly, such assets are not available to creditors of Credit Fund.

(5)
Amortized cost represents original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method.

(6)
Fair value is determined in good faith by or under the direction of the board of managers of Credit Fund, pursuant to Credit Fund’s valuation policy, which is substantially similar to the valuation policy of the Company provided in “—Critical Accounting Policies—Fair Value Measurements.”

(7)
Denotes that all or a portion of the assets are owned by Credit Fund. Credit Fund has entered into the Credit Fund Facility. The lenders of the Credit Fund Facility have a first lien security interest in substantially all of the assets of Credit Fund. Accordingly, such assets are not available to creditors of Credit Fund Sub.

(8)
Credit Fund receives less than the stated interest rate of this loan as a result of an agreement among lenders. The interest rate reduction is 1.25% on EIP Merger Sub, LLC (Evolve IP). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.

(9)
In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, Credit Fund is entitled to receive additional interest as a result of an agreement among lenders as follows: EIP Merger Sub, LLC (Evolve IP) (3.84%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

(10)	As of December 31, 2016, Credit Fund had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

First Lien Debt—unfunded delayed draw and revolving term loans commitments	Type	Unused Fee	Par/ Principal Amount	Fair Value
Diversitech Corporation	Delayed Draw	1.00%	$5,000	$—
Jensen Hughes, Inc.	Revolver	0.50%	2,000	(7)
Jensen Hughes, Inc.	Delayed Draw	0.50%	1,461	(5)
MSHC, Inc.	Delayed Draw	1.50%	1,790	(21)
QW Holding Corporation (Quala)	Revolver	1.00%	5,086	14
QW Holding Corporation (Quala)	Delayed Draw	1.00%	5,918	17
RelaDyne Inc.	Revolver	0.50%	2,162	(6)
RelaDyne Inc.	Delayed Draw	0.50%	1,824	(5)
T2 Systems, Inc.	Revolver	1.00%	1,955	20
The Original Cakerie, Ltd. (Canada)	Revolver	0.50%	1,665	—
Zywave, Inc.	Revolver	0.50%	1,500	(5)
Total unfunded commitments			$30,361	$2

(11)	As of December 31, 2016, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.77%.

Below is certain summarized consolidated financial information for Credit Fund as of September 30, 2017 and December 31, 2016, respectively. Credit Fund commenced operations in May 2016.

	September 30, 2017	December 31, 2016
	(unaudited)
Selected Consolidated Balance Sheet Information
ASSETS
Investments, at fair value (amortized cost of $819,461 and $433,272, respectively)	$823,129	$437,829
Cash and other assets	21,868	11,326
Total assets	$844,997	$449,155
LIABILITIES AND MEMBERS’ EQUITY
Secured borrowings	$566,061	$248,540
Mezzanine loans	112,300	62,384
Other liabilities	14,141	63,684
Subordinated loans and members’ equity	152,495	74,547
Liabilities and members’ equity	$844,997	$449,155

	For the three month periods ended		For the nine month periods ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Selected Consolidated Statement of Operations Information:
Total investment income	$14,914	$3,642	$33,802	$3,658
Expenses
Interest and credit facility expenses	8,809	1,798	21,204	1,836
Other expenses	356	496	1,041	883
Total expenses	9,165	2,294	22,245	2,719
Net investment income (loss)	5,749	1,348	11,557	939
Net realized gain (loss) on investments	—	41	—	41
Net change in unrealized appreciation (depreciation) on investments	(2,076)	3,798	(889)	3,634
Net increase (decrease) resulting from operations	$3,673	$5,187	$10,668	$4,614
Debt
Credit Fund Facility
On June 24, 2016, Credit Fund entered into the Credit Fund Facility with us pursuant to which Credit Fund may from time to time request mezzanine loans from us, which was subsequently amended on June 5, 2017. The maximum principal amount of the Credit Fund Facility is $125,000. The maturity date of the Credit Fund Facility is June 24, 2018. Amounts borrowed under the Credit Fund Facility bear interest at a rate of LIBOR plus 9.00%.
During the three month periods ended September 30, 2017 and 2016, there were mezzanine loan borrowings of $7,600 and $53,200, respectively, and repayments of $8,400 and $22,400, respectively, under the Credit Fund Facility. During the nine month periods ended September 30, 2017 and 2016, there were mezzanine loan borrowings of $91,760 and $54,200, respectively, and repayments of $41,844 and $22,400, respectively, under the Credit Fund Facility. As of September 30, 2017 and December 31, 2016, there were $112,300 and $62,384 in mezzanine loans outstanding, respectively.
Credit Fund Sub Facility
On June 24, 2016, Credit Fund Sub closed on the Credit Fund Sub Facility with lenders, which was subsequently amended on May 31, 2017. The Credit Fund Sub Facility provides for secured borrowings during the applicable revolving period up to an amount equal to $640,000. The facility is secured by a first lien security interest in substantially all of the portfolio investments held by Credit Fund Sub. The maturity date of the Credit Fund Sub Facility is May 22, 2023. Amounts borrowed under the Credit Fund Sub Facility bear interest at a rate of LIBOR plus 2.50%.
During the three month periods ended September 30, 2017 and 2016, there were secured borrowings of $59,900 and $187,225, respectively, and repayments of $39,784 and $0, respectively, under the Credit Fund Sub Facility. During the nine month periods ended September 30, 2017 and 2016, there were secured borrowings of $357,305 and $206,075, respectively, and repayments of $39,784 and $0, respectively, under the Credit Fund Sub Facility. As of September 30, 2017 and December 31, 2016, there was $566,061 and $248,540 in secured borrowings outstanding, respectively.
FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES
We generate cash from the net proceeds of offerings of our common stock and through cash flows from operations, including investment sales and repayments as well as income earned on investments and cash equivalents. We may also fund a portion of our investments through borrowings under the Facilities, as well as through securitization of a portion of our existing investments.
The SPV closed on May 24, 2013 on the SPV Credit Facility, which was subsequently amended on June 30, 2014, June 19, 2015, June 9, 2016 and May 26, 2017. The SPV Credit Facility provides for secured borrowings during the applicable revolving period up to an amount equal to the lesser of $400,000 (the borrowing base as calculated pursuant to the terms of the SPV Credit Facility) and the amount of net cash proceeds and unpledged capital commitments the Company has received, with an accordion feature that can, subject to certain conditions, increase the aggregate maximum credit commitment up to an amount not to exceed $750,000, subject to restrictions imposed on borrowings under the Investment Company Act and certain restrictions and conditions set forth in the SPV Credit Facility, including adequate collateral to support such borrowings. The SPV Credit Facility imposes financial and operating covenants on us and the SPV that restrict our and its business activities. Continued compliance with these covenants will depend on many factors, some of which are beyond our control.
We closed on March 21, 2014 on the Credit Facility, which was subsequently amended on January 8, 2015, May 25, 2016 and March 22, 2017. The maximum principal amount of the Credit Facility is $383,000, subject to availability under the Credit Facility, which is based on certain advance rates multiplied by the value of the Company’s portfolio investments (subject to certain concentration limitations) net of certain other indebtedness that the Company may incur in accordance with the terms of the Credit Facility. Proceeds of the Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. Maximum capacity under the Credit Facility may be increased, subject to certain conditions, to $550,000 through the exercise by the Company of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Credit Facility includes a $20,000 limit for swingline loans and a $5,000 limit for letters of credit. Subject to certain exceptions, the Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by the Company. The Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity and liquidity, certain limitations on the incurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature.
As of September 30, 2017, we were in material compliance with the financial and reporting covenants of our Facilities and 2015-1 Notes. Although we believe that we and the SPV will remain in compliance, there are no assurances that we or the SPV will continue to comply with the covenants in the Credit Facility and SPV Credit Facility, as applicable. Failure to comply with these covenants could result in a default under the Credit Facility and/or the SPV Credit Facility that, if we or the SPV were unable to obtain a waiver from the applicable lenders, could result in the immediate acceleration of the amounts due under the Credit Facility and/or the SPV Credit Facility, and thereby have a material adverse impact on our business, financial condition and results of operations.
For more information on the SPV Credit Facility and the Credit Facility, see Note 6 to our consolidated financial statements included elsewhere in this prospectus.
The primary use of existing funds and any funds raised in the future is expected to be for investments in portfolio companies, repayment of indebtedness, cash distributions to our stockholders and for other general corporate purposes.
On June 26, 2015, we completed the 2015-1 Debt Securitization. 2015-1 Notes were issued by the 2015-1 Issuer, a wholly-owned and consolidated subsidiary of us, and are secured by a diversified portfolio of the 2015-1 Issuer consisting primarily of first and second lien senior secured loans. The 2015-1 Debt Securitization was executed through a private placement of the 2015-1 Notes, consisting of $160,000 of Aaa/AAA Class A-1A Notes, which bear interest at the three-month LIBOR plus 1.85%; $40,000 of Aaa/AAA Class A-1B Notes, which bear interest at the three-month LIBOR plus 1.75% for the first 24 months and the three-month LIBOR plus 2.05% thereafter; $27,000 of Aaa/AAA Class A-1C Notes, which bear interest at 3.75%; and $46,000 of Aa2 Class A-2 Notes which bear interest at the three-month LIBOR plus 2.70%. The 2015-1 Notes were issued at par and are scheduled to mature on July 15, 2027. We received 100% of the Preferred Interests issued by the 2015-1 Issuer on the closing date of the 2015-1 Debt Securitization in exchange for our contribution to the Issuer of the initial closing date loan portfolio. The Preferred Interests do not bear interest and had a nominal value of $125,900 at closing. In connection with the contribution, we have made customary representations, warranties and covenants to the 2015-1 Issuer. The

Class A-1A, Class A-1B and Class A-1C and Class A-2 Notes are included in our consolidated financial statements and related notes thereto included elsewhere in this prospectus. The Preferred Interests were eliminated in consolidation. For more information on the 2015-1 Notes, see Note 7 to our consolidated financial statements included elsewhere in this prospectus.
As of September 30, 2017 and December 31, 2016, the Company had $35,149 and $38,489, respectively, in cash and cash equivalents. The Facilities consisted of the following as of September 30, 2017 and December 31, 2016:

	September 30, 2017
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$400,000	$329,769	$70,231	$2,664
Credit Facility	383,000	249,000	134,000	134,000
Total	$783,000	$578,769	$204,231	$136,664

	December 31, 2016
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$400,000	$252,885	$147,115	$5,988
Credit Facility	220,000	169,000	51,000	51,000
Total	$620,000	$421,885	$198,115	$56,988

(1)	The unused portion is the amount upon which commitment fees are based.

(2)	Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios.

The following were the carrying values (before debt issuance costs) and fair values of the Company’s 2015-1 Notes as of September 30, 2017 and December 31, 2016:

	September 30, 2017		December 31, 2016
	Carrying Value	Fair Value	Carrying Value	Fair Value
Aaa/AAA Class A-1A Notes	$160,000	$160,030	$160,000	$160,072
Aaa/AAA Class A-1B Notes	40,000	40,009	40,000	39,960
Aaa/AAA Class A-1C Notes	27,000	27,009	27,000	26,951
Aa2 Class A-2 Notes	46,000	46,008	46,000	45,784
Total	$273,000	$273,056	$273,000	$272,767

As of September 30, 2017, we had a combined $851,769 of outstanding consolidated indebtedness under our Facilities and 2015-1 Notes. Our annualized interest cost as of September 30, 2017, was 3.37%, excluding fees (such as fees on undrawn amounts and amortization of upfront fees).
Equity Activity
On June 9, 2017, in connection with the NFIC Acquisition, the Company issued 434,233 shares of common stock valued at approximately $8,046. See Note 13 to our consolidated financial statements included elsewhere in this prospectus for additional information regarding the NFIC Acquisition.
On June 19, 2017, we closed our initial public offering, issuing 9,454,200 shares of our common stock (including shares issued pursuant to the exercise of the underwriters’ over-allotment option on July 5, 2017) at a public offering price of $18.50 per share. Net of underwriting costs, we received cash proceeds of $169,488. Shares of common stock of TCG BDC began trading on the NASDAQ Global Select Market under the symbol “CGBD” on June 14, 2017. Upon the completion of our initial public offering, uncalled capital commitments payable to the Company by the Company’s pre-initial public offering investors were automatically reduced to zero.
Shares issued as of September 30, 2017 and December 31, 2016 were 61,859,848 and 41,702,318, respectively.

The following table summarizes activity in the number of shares of our common stock outstanding during the nine month periods ended September 30, 2017 and 2016:

	For the nine month periods ended
	September 30, 2017	September 30, 2016
Shares outstanding, beginning of period	41,702,318	31,524,083
Common stock issued	20,146,560	8,256,770
Reinvestment of dividends	10,970	10,629
Shares outstanding, end of period	61,859,848	39,791,482
Contractual Obligations
A summary of our significant contractual payment obligations was as follows as of September 30, 2017 and December 31, 2016:

	SPV Credit Facility and Credit Facility		2015-1 Notes
Payment Due by Period	September 30, 2017	December 31, 2016	September 30, 2017	December 31, 2016
Less than 1 Year	$—	$—	$—	$—
1-3 Years	—	—	—	—
3-5 Years	578,769	421,885	—	—
More than 5 Years	—	—	273,000	273,000
Total	$578,769	$421,885	$273,000	$273,000
As of September 30, 2017 and December 31, 2016, $329,769 and $252,885, respectively, of secured borrowings were outstanding under the SPV Credit Facility, $249,000 and $169,000, respectively, were outstanding under the Credit Facility and $273,000 of 2015-1 Notes were outstanding. For the three month and nine month periods ended September 30, 2017, we incurred $5,922 and $16,694, respectively, of interest expense and $309 and $925, respectively, of unused commitment fees. For the three month and nine month periods ended September 30, 2016, we incurred $4,051 and $11,475, respectively, of interest expense and $351 and $1,034, respectively, of unused commitment fees.
OFF BALANCE SHEET ARRANGEMENTS
In the ordinary course of our business, we enter into contracts or agreements that contain indemnifications or warranties. Future events could occur which may give rise to liabilities arising from these provisions against us. We believe that the likelihood of such an event is remote; however, the maximum potential exposure is unknown. No accrual has been made in these consolidated financial statements as of September 30, 2017 and December 31, 2016 included elsewhere in this prospectus for any such exposure.
We have in the past and may in the future become obligated to fund commitments such as revolving credit facilities, bridge financing commitments, or delayed draw commitments.
We had the following unfunded commitments to fund delayed draw and revolving senior secured loans as of the indicated dates:

	Principal Amount as of
	September 30, 2017	December 31, 2016
Unfunded delayed draw commitments	$94,140	$35,704
Unfunded revolving term loan commitments	37,683	24,063
Total unfunded commitments	$131,823	$59,767
Pursuant to an undertaking by us in connection with the 2015-1 Debt Securitization, we agreed to hold on an ongoing basis Preferred Interests with an aggregate dollar purchase price at least equal to 5% of the aggregate outstanding amount of all collateral obligations by the 2015-1 Issuer for so long as any securities of the 2015-1 Issuer remains outstanding. As of September 30, 2017, we were in compliance with this undertaking.

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS
We have an “opt out” dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, other than those stockholders who have “opted out” of the plan. As a result of adopting the plan, if our Board authorizes, and we declare, a cash dividend or distribution, our stockholders who have not elected to “opt out” of our dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving cash. Each registered stockholder may elect to have such stockholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered stockholder that does not so elect, distributions on such stockholder’s shares will be reinvested by State Street, our plan administrator, in additional shares. The number of shares to be issued to the stockholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes. We intend to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the NAV per share on the relevant valuation date. If the market value per share is less than the NAV per share on the relevant valuation date, the plan administrator would implement the plan through the purchase of common stock on behalf of participants in the open market, unless we instruct the plan administrator otherwise.
The following table summarizes our dividends declared and payable since inception through September 30, 2017:

Date Declared	Record Date	Payment Date	Per Share Amount		Total Amount	Annualized Dividend Yield (1)
March 13, 2014	March 31, 2014	April 14, 2014	$0.19		$2,449	4.76%
June 26, 2014	June 30, 2014	July 14, 2014	$0.27		$3,481	5.52%
September 12, 2014	September 18, 2014	October 9, 2014	$0.44		$5,956	9.23%
December 19, 2014	December 29, 2014	January 26, 2015	$0.35		$6,276	8.17%
March 11, 2015	March 13, 2015	April 17, 2015	$0.37		$7,833	8.58%
June 24, 2015	June 30, 2015	July 22, 2015	$0.37		$9,902	9.03%
September 24, 2015	September 24, 2015	October 22, 2015	$0.42		$11,670	8.91%
December 29, 2015	December 29, 2015	January 22, 2016	$0.40		$12,610	8.97%
December 29, 2015	December 29, 2015	January 22, 2016	$0.18	(2)	$5,674	4.03%
March 10, 2016	March 14, 2016	April 22, 2016	$0.40		$13,337	9.26%
June 8, 2016	June 8, 2016	July 22, 2016	$0.40		$13,943	9.23%
September 28, 2016	September 28, 2016	October 24, 2016	$0.40		$15,917	9.37%
December 29, 2016	December 29, 2016	January 24, 2017	$0.41		$17,098	9.09%
December 29, 2016	December 29, 2016	January 24, 2017	$0.07	(2)	$2,919	1.55%
March 20, 2017	March 20, 2017	April 24, 2017	$0.41		$17,100	9.07%
June 20, 2017	June 30, 2017	July 18, 2017	$0.37		$22,720	8.22%
August 7, 2017	September 29, 2017	October 18, 2017	$0.37		$22,888	7.86%

(1)
For dividends declared prior to our initial public offering, annualized dividend yield is calculated by dividing the declared dividend by the weighted average of the NAV at the beginning of the quarter and the capital called during the quarter and annualizing over 4 quarterly periods. For dividends declared after our initial public offering closed on June 19, 2017, annualized dividend yield is calculated by dividing the declared dividend by the closing market price for the quarter and annualizing over 4 quarterly periods.

(2)	Represents a special dividend.
CRITICAL ACCOUNTING POLICIES
The preparation of our consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies, including those relating to the valuation of our investment portfolio, are described below. The critical accounting policies should be read in connection with our consolidated financial statements and related notes thereto included elsewhere in this prospectus.
Fair Value Measurements

The Company applies fair value accounting in accordance with the terms of Financial Accounting Standards Board ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Company values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Company may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Company determines whether the quote obtained is sufficient according to US GAAP to determine the fair value of the security. The Company may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser or the Board, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The process generally used to determine the applicable value is as follows: (i) the value of each portfolio company or investment is initially reviewed by the investment professionals responsible for such portfolio company or investment and, for non-traded investments, a standardized template designed to approximate fair market value based on observable market inputs, updated credit statistics and unobservable inputs is used to determine a preliminary value, which is also reviewed alongside consensus pricing, where available; (ii) preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of senior management; (iii) the Board engages a third-party valuation firm to provide positive assurance on portions of the Middle Market Senior Loans and equity investments portfolio each quarter (such that each non-traded investment other than Credit Fund is reviewed by a third-party valuation firm at least once on a rolling twelve month basis) including a review of management’s preliminary valuation and conclusion on fair value; (iv) the Audit Committee of the Board (the “Audit Committee”) reviews the assessments of the Investment Adviser and the third-party valuation firm and provides the Board with any recommendations with respect to changes to the fair value of each investment in the portfolio; and (v) the Board discusses the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Investment Adviser and, where applicable, the third-party valuation firm.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	call features, put features and other relevant terms of debt;

•	the portfolio company’s leverage and ability to make payments;

•	the portfolio company’s public or private credit rating;

•	the portfolio company’s actual and expected earnings and discounted cash flow;

•	prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;

•	the markets in which the portfolio company does business and recent economic and/or market events; and

•	comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in our consolidated financial statements as of September 30, 2017 and December 31, 2016.

US GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:

•
Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

•
Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

•
Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately-held entities, CLOs, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Investment Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.
The Company generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Company carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.
Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using an average of two market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
Investments in structured finance obligations are generally valued using a discounted cash flow and/or consensus pricing.
Investments in equities are generally valued using a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.

Investments in Credit Fund’s subordinated loan and member’s interest are valued using the NAV of the Company’s ownership interest in the funds and investments in Credit Fund’s mezzanine loans are valued using discounted cash flow analysis with expected repayment rate of principal and interest.
The significant unobservable inputs used in the fair value measurement of the Company’s investments in first and second lien debt securities are discount rates, indicative quotes and comparable EBITDA multiples. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes or comparable EBITDA multiples in isolation may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Company’s investments in structured finance obligations are discount rates, default rates, prepayment rates, recovery rates and indicative quotes. Significant increases in discount rates, default rates or prepayment rates in isolation would result in a significantly lower fair value measurement, while a significant increase in recovery rates in isolation would result in a significantly higher fair value. Significant decreases in indicative quotes in isolation may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Company’s investments in equities are discount rates and comparable EBITDA multiples. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples would result in a significantly lower fair value measurement.
The carrying values of the secured borrowings and 2015-1 Notes approximate their respective fair values and are categorized as Level 3 within the hierarchy. Secured borrowings are valued generally using discounted cash flow analysis. The significant unobservable inputs used in the fair value measurement of the Company’s secured borrowings are discount rates. Significant increases in discount rates would result in a significantly lower fair value measurement. The fair value determination of the Company’s 2015-1 Notes was based on the market quotation(s) received from broker/dealer(s). These fair value measurements were based on significant inputs not observable and thus represent Level 3 measurements as defined in the accounting guidance for fair value measurement.
The carrying value of other financial assets and liabilities approximates their fair value based on the short term nature of these items.
See Note 3 to our consolidated financial statements included elsewhere in this prospectus for further information on fair value measurements.
Use of Estimates
The preparation of our consolidated financial statements and related notes thereto included elsewhere in this prospectus in conformity with US GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Company’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to our consolidated financial statements and related notes thereto included elsewhere in this prospectus. Actual results could differ from these estimates and such differences could be material.
Investments
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the Consolidated Statements of Operations in our consolidated financial statements and related notes thereto included elsewhere in this prospectus reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.
Revenue Recognition

Interest from Investments and Realized Gain/Loss on Investments
Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. At time of exit, the realized gain or loss on an investment is the difference between the amortized cost at time of exit and the cash received at exit using the specific identification method.
The Company may have loans in its portfolio that contain PIK provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Such income is included in interest income in the Consolidated Statements of Operations included elsewhere in this prospectus.
Interest income from investments in the “equity” class of CLO funds, which we refer to as “structured finance obligations”, is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financials Assets. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments and the effective yield is determined and updated at least quarterly. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties, including the amount and timing of principal payments which are impacted by prepayments, repurchases, defaults, delinquencies and liquidations of or within the CLO funds. These uncertainties are difficult to predict and are subject to future events that could have impacted the Company’s estimates if the information was known at the time. As a result, actual results may differ significantly from these estimates.
Dividend Income
Dividend income from Credit Fund is recorded on the record date for Credit Fund to the extent that such amounts are payable by Credit Fund and are expected to be collected.
Other Income
Other income may include income such as consent, waiver, amendment, syndication and prepayment fees associated with the Company’s investment activities as well as any fees for managerial assistance services rendered by the Company to the portfolio companies. Such fees are recognized as income when earned or the services are rendered. The Company may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the Consolidated Statements of Assets and Liabilities included elsewhere in this prospectus.
Non-Accrual Income
Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
Income Taxes
For federal income tax purposes, the Company has elected to be treated as a RIC under the Code, and intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.
The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

In addition, based on the excise distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed. The Company intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.
The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. All penalties and interest associated with income taxes, if any, are included in income tax expense.
The SPVs and the 2015-1 Issuer are disregarded entities for tax purposes and are consolidated with the tax return of the Company.
Dividends and Distributions to Common Stockholders
To the extent that the Company has taxable income available, the Company intends to make quarterly distributions to its common stockholders. Dividends and distributions to common stockholders are recorded on the record date. The amount to be distributed is determined by the Board each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Company may decide to retain such capital gains for investment.
Quantitative and Qualitative Disclosures About Market Risk
We are subject to financial market risks, including changes in the valuations of our investment portfolio and interest rates.
Valuation Risk
Our investments may not have a readily available market price, and we value these investments at fair value as determined in good faith by our Board in accordance with our valuation policy. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and it is possible that the difference could be material.
Interest Rate Risk
As of September 30, 2017, on a fair value basis, approximately 1% of our debt investments bear interest at a fixed rate and approximately 99% of our debt investments bear interest at a floating rate, which primarily are subject to interest rate floors. Interest rates on the investments held within our portfolio of investments are typically based on floating LIBOR, with many of these investments also having a LIBOR floor. Additionally, our Facilities are also subject to floating interest rates and are currently paid based on floating LIBOR rates.
Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. There can be no assurance that a significant change in market interest rates will not have a material adverse effect on our income in the future.
The following table estimates the potential changes in net cash flow generated from interest income, should interest rates increase or decrease by 100, 200 or 300 basis points. Interest income is calculated as revenue from interest generated from our settled portfolio of debt investments held as of September 30, 2017 and December 31, 2016, excluding structured finance obligations and Credit Fund. These hypothetical calculations are based on a model of the settled debt investments in our portfolio, excluding structured finance obligations and Credit Fund, held as of September 30, 2017 and December 31, 2016, and are only adjusted for assumed changes in the underlying base interest rates and the impact of that change on interest income. Interest expense is calculated based on outstanding secured borrowings and 2015-1 Notes as of September 30, 2017 and December 31, 2016 and based on the terms of our Facilities and 2015-1 Notes. Interest expense on our Facilities and 2015-1 Notes is calculated using the interest rate as of September 30, 2017 and December 31, 2016, adjusted for the hypothetical changes in rates, as shown below. We intend to continue to finance a portion of our investments with borrowings and the interest rates paid on our borrowings may impact significantly our net interest income.
We regularly measure exposure to interest rate risk. We assess interest rate risk and manage interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.
Based on our Consolidated Statements of Assets and Liabilities as of September 30, 2017 and December 31, 2016, the following table shows the annual impact on net investment income of base rate changes in interest rates for our settled debt investments (considering interest rate floors for variable rate instruments), excluding structured finance obligations and Credit Fund, and outstanding secured borrowings and 2015-1 Notes assuming no changes in our investment and borrowing structure:

	As of September 30, 2017			As of December 31, 2016
Basis Point Change	Interest Income	Interest Expense	Net Investment Income	Interest Income	Interest Expense	Net Investment Income
Up 300 basis points	$52,304	$(24,803)	$27,501	$40,324	$(20,037)	$20,287
Up 200 basis points	$34,869	$(16,535)	$18,334	$26,848	$(13,358)	$13,490
Up 100 basis points	$17,435	$(8,268)	$9,167	$13,372	$(6,679)	$6,693
Down 100 basis points	$(5,280)	$8,268	$2,988	$(132)	$6,282	$6,150
Down 200 basis points	$(5,986)	$10,554	$4,568	$(132)	$6,282	$6,150
Down 300 basis points	$(6,308)	$10,554	$4,246	$(132)	$6,282	$6,150

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of the end of the nine months ended September 30, 2017 and each fiscal year ended December 31, 2016, 2015, 2014 and 2013. The report of our independent registered public accounting firm, Ernst & Young LLP, on the senior securities table as of December 31, 2016 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year/Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Facilities and 2015-1 Notes
September 30, 2017 (unaudited)	$851.8	$2,320	—	N/A
December 31, 2016	$694.9	$2,100	—	N/A
December 31, 2015	$507.3	$2,127	—	N/A
December 31, 2014	$308.4	$2,097	—	N/A
December 31, 2013	$66.8	$3,784	—	N/A

Revolving Credit Facility
September 30, 2017 (unaudited)	$329.8	$898	—	N/A
December 31, 2016	$252.9	$764	—	N/A
December 31, 2015	$170.3	$714	—	N/A
December 31, 2014	$246.4	$1,675	—	N/A
December 31, 2013	$66.8	$3,784	—	N/A

Facility
September 30, 2017 (unaudited)	$249.0	$678	—	N/A
December 31, 2016	$169.0	$511	—	N/A
December 31, 2015	$64.0	$268	—	N/A
December 31, 2014	$62.0	$422	—	N/A
December 31, 2013	—	—	—	N/A

2015-1 Notes
September 30, 2017 (unaudited)	$273.0	$744	—	N/A
December 31, 2016	$273.0	$825	—	N/A
December 31, 2015	$273.0	$1,145	—	N/A
December 31, 2014	—	—	—	N/A
December 31, 2013	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
As a BDC, we must have at least 200% asset coverage calculated pursuant to the Investment Company Act immediately after each time we issue senior securities. Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because the senior securities are not registered for public trading.

BUSINESS
TCG BDC, Inc.
We are an externally managed specialty finance company focused on lending to middle market companies. We are managed by our Investment Adviser, a wholly owned subsidiary of Carlyle. Since we commenced investment operations in May 2013 through September 30, 2017, we have invested approximately $3.4 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments. Our investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which we define as companies with approximately $10 million to $100 million of EBITDA, which we believe is a useful proxy for cash flow. We seek to achieve our investment objective primarily through direct originations of secured debt, including Middle Market Senior Loans, with the balance of our assets invested in higher yielding investments (which may include unsecured debt, mezzanine debt and investments in equities).
We generate revenues primarily in the form of interest income from the investments we hold. In addition, we generate income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees.
In conducting our investment activities, we believe that we benefit from the significant scale and resources of Carlyle, including our Investment Adviser and its affiliates. We have operated our business as a BDC since we began our investment activities in May 2013.
Corporate Structure
We were formed in February 2012 as a Maryland corporation structured as an externally managed, non-diversified closed-end investment company. On May 2, 2013, we elected to be regulated as a BDC and commenced substantial investment operations upon the completion of our initial closing of equity capital commitments. Effective on March 15, 2017, we changed our name from “Carlyle GMS Finance, Inc.” to “TCG BDC, Inc.”
Our Investment Adviser
Our investment activities are managed by our Investment Adviser. The principal executive offices of our Investment Adviser are located at 520 Madison Avenue, 40th Floor, New York, NY 10022, with additional offices in Chicago and Los Angeles. Our Investment Adviser is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments on an ongoing basis.
Our Investment Adviser is served by an origination, capital markets, underwriting and portfolio management team comprised of experienced investment professionals in the CPC platform, which is Carlyle’s direct lending business unit that operates within the broader Carlyle Global Credit platform (which in turn operates within Carlyle’s GMS segment). Our investment approach is focused on long-term credit performance and principal preservation. Our Investment Adviser’s investment team utilizes a rigorous, systematic, and consistent investment process, refined over Carlyle’s 30-year history investing in private markets across multiple cycles, designed to achieve enhanced risk-adjusted returns.
Our Investment Adviser’s seven-person investment committee is responsible for reviewing and approving our investment opportunities. The members of the investment committee have experience investing through different credit cycles. The investment committee is led by Michael A. Hart, Managing Director of Carlyle, Head of CPC, Chairman of our Board and our Chief Executive Officer and also includes Jeffrey S. Levin, Managing Director of Carlyle and our President. See “Management—Portfolio Management” for biographical information of members of our Investment Adviser’s investment committee.
Our Investment Adviser also serves, and may serve in the future, as investment adviser to other existing and future affiliated BDCs that have investment objectives similar to our investment objectives.
Pursuant to a personnel agreement between our Investment Adviser and Carlyle Employee Co., an affiliate of our Investment Adviser, Carlyle Employee Co. provides our Investment Adviser with access to investment professionals that comprise our Investment Adviser’s investment team. As of September 30, 2017, our Investment Adviser’s investment team includes a team of 29 dedicated investment professionals. The seven members of our Investment Adviser’s investment committee have an average of 22 years of industry experience. In addition, our Investment Adviser and its investment team are supported by a team of finance, operations and administrative professionals currently employed by Carlyle Employee Co. and CELF, both wholly owned subsidiaries of Carlyle. See “Certain Relationships and Related Party Transactions.”

Our Investment Adviser, its investment professionals, our executive officers and directors, and other current and future principals of our Investment Adviser serve or may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as we do and/or investment funds, accounts and other similar arrangements advised by Carlyle. An affiliated investment fund, account or other similar arrangement currently formed or formed in the future and managed by our Investment Adviser or its affiliates may have overlapping investment objectives and strategies with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, our Investment Adviser and/or its affiliates may face conflicts of interest arising out of the investment advisory activities of our Investment Adviser and other operations of Carlyle. See “—Allocation of Investment Opportunities and Potential Conflicts of Interest” and “Risk Factors—Risks Related to Our Business and Structure—There are significant potential conflicts of interest, including the management of other investment funds and accounts by our Investment Adviser, which could impact our investment returns.”
Carlyle
Our Investment Adviser is an affiliate of Carlyle. Carlyle is one of the world’s largest and most diversified multi-product global alternative asset management firms. Carlyle and its affiliates advise an array of specialized investment funds and other investment vehicles that invest across a range of industries, geographies, asset classes and investment strategies. Since its founding in Washington, D.C. in 1987, Carlyle has grown to become a leading global alternative asset manager with approximately $174 billion in AUM across 306 investment vehicles as of September 30, 2017.
Carlyle Global Credit is one of the largest integrated credit platforms in the industry with approximately $32 billion in AUM and 128 employees with multiple offices, including New York, Chicago and Los Angeles, as of September 30, 2017. Carlyle Global Credit’s investment strategies include loans and structured credit, distressed credit, private credit (through CPC) and energy credit. CPC advises our funds, including us, totaling, in the aggregate, approximately $2 billion in AUM as of September 30, 2017.

•	Primary areas of focus for Carlyle’s Global Credit teams include:

•
Loans and Structured Credit. The structured credit funds invest primarily in performing senior secured bank loans through structured vehicles and other investment vehicles. As of September 30, 2017, Carlyle’s loan and structured credit team advised 44 structured credit funds and two carry funds in the United States, Europe, and Asia totaling, in the aggregate, approximately $20.7 billion in AUM.

•
Distressed Credit. The distressed credit funds generally invest in liquid and illiquid securities and obligations, including secured debt, senior and subordinated unsecured debt, convertible debt obligations, preferred stock and public and private equity of financially distressed companies in defensive and asset-rich industries. In certain investments, these funds may seek to restructure pre-reorganization debt claims into controlling positions in the equity of reorganized companies. As of September 30, 2017, Carlyle’s distressed credit team advised three funds totaling, in the aggregate, approximately $3.6 billion in AUM.

•
Private Credit. Carlyle’s private credit business includes Carlyle’s BDCs, which invest primarily in middle market first lien loans (which include unitranche, “first out” and “last out” loans) and second lien loans of middle market companies, typically defined as companies with annual EBITDA ranging from $10 million to $100 million that lack access to the broadly syndicated loan and bond markets. As of September 30, 2017, Carlyle’s private credit investment team advised four funds consisting of two BDCs (including us), a CLO and one corporate mezzanine fund that is past its investment period, totaling, in the aggregate, approximately $2.2 billion in AUM.

•
Energy Credit. Carlyle’s energy credit team invests primarily in privately negotiated mezzanine debt investments in North American energy and power projects and companies. As of September 30, 2017, Carlyle’s energy credit team advised two funds with approximately $4.6 billion in AUM.

•
Opportunistic Credit. Carlyle’s opportunistic credit business invests primarily in opportunistic credit investments as a result of market dislocation or special situations and private credit solutions for corporate borrowers and sponsors. As of September 30, 2017, Carlyle’s opportunistic credit investment team advised one fund with approximately $0.8 billion in AUM.

Strategic Relationships
We have established two highly differentiated strategic relationships that expand our product offering and increase our scale, enhancing our investment opportunities and optimizing selectivity rates, as we determine which credits provide the best risk adjusted returns for our stockholders. In early 2015, our Investment Adviser developed a key strategic relationship with Madison Capital, a prominent non-bank finance company that is a subsidiary of New York Life Insurance Company, which has allowed us to offer various lending solutions to potential borrowers and has increased our coverage of U.S. middle market private equity firms. Additionally, in early 2016, we agreed to co-invest with Credit Partners, a wholly owned subsidiary of a large Canadian pension fund, to form Credit Fund, a joint venture primarily focused on investing in first lien loans to middle market companies. We and Credit Partners each have

50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400 million each. See “—Competitive Strengths—Strategic Relationships.”
About Our Administrator
CGMSFA, a Delaware limited liability company, serves as our Administrator. Pursuant to the Administration Agreement, our Administrator provides services to us and we reimburse our Administrator for its costs and expenses and our allocable portion of overhead incurred by our Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the compensation of certain of our officers and staff. In addition, our Administrator has entered into the Carlyle Sub-Administration Agreements, which provide our Administrator with access to personnel. Our Administrator has also entered into the State Street Sub-Administration Agreement, pursuant to which State Street provides for certain administrative and professional services. State Street also serves as our custodian.
Competitive Strengths
Market Leading Direct Origination Platform. We have access to CPC’s strong direct origination platform, with coverage of over 200 private equity firms and over 150 lending institutions. We take a regional approach to client coverage with offices in New York City, Chicago and Los Angeles. The origination team is highly experienced, and maintains deep relationships with a broad network of financial sponsors, commercial and investment banks, and finance companies, which are expected to continue to generate a significant amount of investment opportunities.
Scaled Investment Platform and Capabilities. CPC is an established, scaled investment platform with the ability to invest across the entire capital structure. CPC’s broad capabilities and ability to offer a full financing solution give us access to a wide funnel of opportunities, allow us to select high quality credits, construct the optimal financing package as it relates to price and terms, assert greater control over documentation, and generate attractive risk-adjusted returns for our stockholders. We believe CPC’s hold sizes are among the largest in the middle market, which we believe results in the ability to generate premium economics, as sponsors are willing to pay higher spreads for financing certainty. CPC’s large hold sizes and strategic relationships enable us to provide certainty with regards to spreads, fees, structure and covenants. Furthermore, the breadth of CPC’s debt offerings also allows us to deploy capital at a measured pace across credit cycles and construct a portfolio that will perform in a broad range of economic conditions.
One Carlyle Capabilities Leading to Superior Credit Performance. We benefit from our Investment Adviser’s utilization of the broader resources of Carlyle, which includes access to Carlyle’s relationships and institutional knowledge from almost three decades of private market investing. Our underwriting process leverages Carlyle’s 635 investment professionals across multiple alternative investment asset classes, 41 operating executives, information obtained through direct ownership of over 270 companies and lending relationships with over 700 companies, 13 credit industry research analysts, and in-house government affairs and economic research teams. Our systematic and consistent approach is augmented by industry expertise and tenured underwriting professionals who both lead our Investment Adviser’s investment team and serve on our Investment Adviser’s investment committee. Strong credit underwriting has been a key component of our investing process, where our Investment Adviser seeks to select borrowers whose businesses are expected to generate substantial cash flows, to have leading management teams, stable operating histories, high barriers to entry and meaningful equity value, and to retain significant value.
Experienced Investment Team. Our Investment Adviser’s investment team comprises investment professionals in CPC who have extensive middle market lending experience. The investment team consists of 29 dedicated investment professionals. The seven members of our Investment Adviser’s investment committee have an average of 22 years of industry experience. We believe the breadth and depth of the investment team in sourcing, structuring, executing, and monitoring a broad range of private investments provides us with a significant competitive advantage in building a high quality portfolio of investments.
Carefully Constructed Portfolio of Diversified Senior Secured, Floating Rate Loans. Our portfolio has been defensively constructed, exhibits strong credit quality, generates stable risk-adjusted returns and allows us to generate meaningful investment income, and consequently dividend income, for our stockholders. We have invested approximately $3.4 billion since our inception in directly originated middle market loans. Our portfolio is highly diversified by borrower, industry sector, sponsor relationships and other metrics. As of September 30, 2017, we had a portfolio of 108 investments in 92 portfolio companies across 29 industries and 59 unique sponsors. As of September 30, 2017, approximately 98.8% of our debt investments bore interest at floating rates, subject to interest rate floors, and 75.9% of our portfolio was invested in first lien debt investments (including 11.7% first lien/last out loans)
Strategic Relationships. Our strategic relationships enhance our ability to provide full financing solutions to our borrowers, which results in our being able to generate optimal economics, significant access to diligence and control over documentation terms. Additionally, these relationships further strengthen our origination platform and ability to develop creative financing solutions to invest through the capital structure based on where we believe the best risk-adjusted return opportunities reside. Our Investment Adviser’s strategic relationship with Madison Capital, a leading middle market senior lender with approximately $8.4 billion of AUM as of September 30, 2017, allows us to offer a full unitranche financing solution. This product provides middle market companies with certainty for financing without syndication risk and generates attractive risk-adjusted returns on these investments for our stockholders. Madison Capital provides the first lien/first out portion of the unitranche loan, which allows us to provide the first lien/last out portion. Collectively, we and Madison Capital have provided over $1.145 billion (before any repayments or exits) of unitranche loans to middle market companies. The relationship has been extremely successful, and we frequently invest alongside Madison Capital on a variety of investment opportunities (in addition to unitranche loans).
Separately, Credit Fund, our strategic joint venture with a large Canadian pension fund, primarily invests in first lien loans of middle market companies. Since its inception and through September 30, 2017, Credit Fund has provided $986.5 million (before any repayments or exits) of senior secured loans. This joint venture provides us with an enhanced first lien loan product for certain transactions, thus further increasing our deal flow, and results in an increased number of borrowers in our portfolio, which provides strategic benefits as we build incumbent positions for future growth and investment opportunity.
The following highlights illustrate our accomplishments since the commencement of our operations:

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Investments—Inclusive of the use of leverage and recycled proceeds from sales and paydowns, we have deployed $2.4 billion in 138 funded first lien debt investments, $398.1 million in 37 funded second lien debt investments, $126.6 million in 27 structured finance obligations, $10.3 million in 11 equity investments and $251.0 million in one investment fund through September 30, 2017.

•
Credit Facilities and the 2015-1 Notes—On May 24, 2013, our wholly owned subsidiary, the SPV, entered into the SPV Credit Facility, with a maximum principal amount of $400 million. In addition, on March 21, 2014, we entered into the Credit Facility, with a maximum principal amount of $283 million. Further, on June 26, 2015, we completed the 2015-1 Debt Securitization. The 2015-1 Notes were issued by the 2015-1 Issuer, our wholly owned and consolidated subsidiary.

•
Credit Platform Enhancements—Our Investment Adviser’s investment team has continued to expand and enhance all facets of the credit platform supporting us. Additional senior origination professionals were added during 2016 which meaningfully expanded the direct sourcing capabilities, bringing the total number of senior origination professionals to seven as of September 30, 2017. The scale of the direct origination platform allows us to maximize the investment opportunity set and increase overall investment selectivity. Direct origination has several important benefits including optimizing transaction economics, improving the strength of the loan documentation, and providing greater access to due diligence materials. Additional senior resources were added to the capital markets group, further enhancing investment sourcing and syndication capabilities with other lenders, including banks, finance companies, credit funds, and other BDCs. Additional professionals were added to the underwriting and portfolio management team to support the overall increase in investment activity and portfolio growth. This team works closely with the origination and capital markets professionals, as well as the CPC industry research analysts in executing all facets of transaction due diligence and portfolio management. Further enhancements and additions will be made as appropriate to ensure that our Investment Adviser’s investment team continues to have best in class execution across each segment of the business.

Market Opportunity
We believe the middle market lending environment provides attractive investment opportunities as a result of a combination of the following factors:
Favorable Market Environment. We believe the middle market remains one of the most attractive investment areas due to its large size, superior value relative to the broadly syndicated loan market, and supply-demand imbalance that continues to favor non-bank lenders. We believe market yields remain attractive and leverage levels at middle market companies are stable, creating a favorable investment environment.
Large and Growing U.S. Middle Market. The U.S. middle market is the largest market by many measures, which is expected to enable us to invest selectively as approximately 70% of middle market loan volume is sponsor-backed. According to S&P Capital IQ, as of September 30, 2017, there are over 70,000 U.S. middle market companies generating between $20 million and $1 billion in annual revenue, compared with approximately 3,500 companies with revenue greater than $1 billion. We believe these middle market companies, both sponsored and non-sponsored, represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow.

Leverage, Pricing and Risk. According to the S&P Global Market Intelligence LCD Quarterly Leveraged Lending Review (Q3 2017), middle market companies are less levered, have larger equity contributions, experience lower rates of default, and achieve higher recoveries versus large cap broadly syndicated loans. Middle market loans also tend to achieve more attractive pricing and structures, including documentation, covenants and information/governance, than broadly syndicated loans. Over the 3 year period from 2015 to 2017, middle market loans have exhibited an approximate 200 basis points spread premium over broadly syndicated loans according to the S&P Global Market Intelligence LCD Leveraged Loan Index.

Market Environment Favors Non-Traditional Lenders. Traditional middle market lenders, such as commercial and regional banks and commercial finance companies, have contracted their origination and lending activities and are focusing on more liquid asset classes or have exited the business. At the same time, institutional investors have sought to invest in larger, more liquid offerings, limiting the ability of middle market companies to raise debt capital through public capital markets. This has resulted in other capital providers, such as specialty finance companies, structured-credit vehicles such as CLOs, BDCs, and private investment funds, actively investing in the middle market. We believe the aforementioned changes and restrictions have created a large and growing market opportunity for alternative lenders such as us.
Favorable Capital Markets Trends. Current and future demand for middle market financings, driven by private equity investment and upcoming maturities are expected to provide us with ample deal flow. Current data from the Thompson Reuters LPC Middle Market Weekly Report October 6, 2017) suggests that approximately $606 billion of upcoming loan maturities for middle market companies are due between 2017 and 2022, and the PitchBook PE & VE Fundraising and Capital Overhang Report (1H 2017) suggests that there is over $739 billion of uninvested capital in 2010–YTD Q3 2017 vintage private equity funds. We believe these refinancings and uninvested capital will provide a steady flow of attractive opportunities for well-positioned lenders with deep and longstanding sponsor and market relationships, particularly for providers of full capital structure financing solutions.
Benefits of Traditional Middle Market Focus. We believe there are significant advantages in our focus on the traditional middle market, a market we categorize to include borrowers with EBITDA in the range of approximately $10 million to $100 million. Traditional middle market companies are generally less levered than companies with EBITDA in excess of $100 million and loans to those borrowers offer more attractive economics in the form of upfront fees, spreads, and prepayment penalties. Senior secured middle market loans typically have strong defensive characteristics: these loans have priority in payment among a portfolio company’s security holders and they carry the least risk among investments in the capital structure; these investments, which are secured by the portfolio company’s assets, typically contain carefully structured covenant packages which allow lenders to take early action in situations where obligors underperform; and these characteristics can provide protection against credit deterioration. Middle market lenders like us are often able to complete more thorough due diligence investigations prior to investment than lenders in the broadly syndicated space.
Allocation of Investment Opportunities and Potential Conflicts of Interest
An affiliated investment fund, account or other similar arrangement currently formed or formed in the future and managed by our Investment Adviser or its affiliates may have overlapping investment objectives and strategies with our own and, accordingly, may invest in asset classes similar to those targeted by us. This creates potential conflicts in allocating investment opportunities among the Company and such other investment funds, accounts and similar arrangements, particularly in circumstances where the availability or liquidity of such investment opportunities is limited or where co-investments by the Company and other funds, accounts or arrangements are not permitted under applicable law, as discussed below.
For example, Carlyle sponsors several investment funds, accounts and other similar arrangements, including, without limitation, structured credit funds as well as future closed-end registered investment companies, BDCs, carry funds, managed accounts and structured credit funds. Our Investment Adviser’s investment team forms the exclusive Carlyle platform for U.S. middle market debt investments. The SEC has granted us Exemptive Relief that permits us and certain of our affiliates to co-invest in suitable negotiated investments. If Carlyle is presented with investment opportunities that generally fall within our investment objective and that of other Carlyle funds, accounts or other similar arrangements (including other existing and future affiliated BDCs) whether focused on a debt strategy or otherwise, Carlyle allocates such opportunities among us and such other Carlyle funds, accounts or other similar arrangements in a manner consistent with the Exemptive Relief, our Investment Adviser’s allocation policies and procedures and Carlyle’s other allocation policies and procedures, where applicable, as discussed below. More specifically, investment opportunities in suitable negotiated investments for investment funds, accounts and other similar arrangements managed by our Investment Adviser are allocated in accordance with the Exemptive Relief. Investment opportunities for investment funds, accounts and other similar arrangements not managed by our Investment Adviser are allocated in accordance with their respective investment adviser’s and Carlyle’s other allocation policies and procedures. Such policies and procedures may result in certain investment opportunities that are attractive to us being allocated to other funds that are not managed by our Investment Adviser. Carlyle’s, including our Investment Adviser’s, allocation policies and procedures are designed to allocate investment opportunities fairly and equitably among its clients over time, taking into account the sourcing of the transaction, the nature of the investment focus of each such other Carlyle fund, accounts or other similar arrangements, the relative amounts of capital available for investment, the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals, any requirements contained in the governing agreements of the Carlyle funds, accounts or other similar arrangements and other considerations deemed relevant by Carlyle in good faith, including suitability considerations and reputational matters. The application of these considerations may cause differences in the performance of different Carlyle funds, accounts and similar arrangements that have similar strategies.
Because we are a BDC, we are not generally permitted to make loans to companies controlled by Carlyle or other funds managed by Carlyle.

We are also not permitted to make any co-investments with clients of our Investment Adviser or its affiliates (including any fund managed by Carlyle) without exemptive relief from the SEC, subject to certain exceptions, including with respect to our downstream affiliates. The SEC has granted us Exemptive Relief that permits us and certain of our affiliates to co-invest in suitable negotiated investments. Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit our ability to participate in a co-investment transaction. We may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable law and regulations, existing regulatory guidance, and our Investment Adviser’s and Carlyle’s other allocation policies and procedures.
While Carlyle and our Investment Adviser seek to implement their respective allocation processes in a fair and equitable manner under the particular circumstances, there can be no assurance that it will result in equivalent allocation of or participation in investment opportunities or equivalent performance of investments allocated to us as compared to the other entities. In some cases, due to information barriers that are in place, we and other Carlyle investment funds, accounts or other similar arrangements may compete with each other for specific investment opportunities without being aware that they are competing with each other. Carlyle has a conflict system in place above these information barriers to identify potential conflicts early in the process and determine if an allocation decision needs to be made. If the conflicts system detects a potential conflict, the legal and compliance departments of Carlyle assess investment opportunities to determine whether a particular investment opportunity is required to be allocated to a particular investment fund, account or other similar arrangement (including us) or is prohibited from being allocated to a particular investment fund, account or similar arrangement. Subject to a determination by the legal and compliance departments (if applicable), portfolio management teams are then charged with ensuring that investment opportunities are allocated to the appropriate investment fund, account or similar arrangement. In addition, in some cases Carlyle and our Investment Adviser may make investment recommendations to investment funds, accounts and similar arrangements where the investment funds, accounts and similar arrangements make the investment independently of Carlyle and our Investment Adviser. As a result, there are circumstances where investments appropriate for us are instead allocated, in whole or in part, to such other investment funds, accounts or other similar arrangements irrespective of our Investment Adviser’s and Carlyle’s other policies and procedures regarding allocation of investments. Where Carlyle otherwise has discretion to allocate investment opportunities among various funds, accounts and other similar arrangements, it should be noted that Carlyle may determine to allocate such investment opportunities away from us.
During periods of unusual market conditions, our Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only investment funds, accounts or similar arrangements that are typically managed on a side-by-side basis with levered and/or long-short investment funds, accounts or similar arrangements.
Investment Strategy
We target U.S. middle market companies, generally controlled by private equity investment firms that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. We may also make opportunistic loans to independently owned and publicly held middle market companies. We seek to partner with strong management teams executing long-term growth strategies. Target businesses typically exhibit some or all of the following characteristics:

•	EBITDA of $10—$100 million;

•	Minimum of 35% original sponsor cash equity;

•	Sustainable leading positions in their respective markets;

•	Scalable revenues and operating cash flow;

•	Experienced management teams with successful track records;

•	Stable, predictable cash flows with low technology and market risks;

•	Diversified product offering and customer base;

•	Low capital expenditures requirements;

•	A North American base of operations;

•	Strong customer relationships;

•	Products, services or distribution channels having distinctive competitive advantages; and

•	Defensible niche strategy or other barriers to entry.
While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be necessarily met by each prospective portfolio company. In addition, we may change our investment objective and/or investment criteria over time without notice to or consent from our investors.

Investment Approach and Risk Monitoring of Investments
Our Investment Adviser utilizes a rigorous, systematic and consistent due diligence underwriting process to evaluate all investment opportunities. Our Investment Adviser’s investment teams primarily consist of origination professionals, research analysts and underwriters. An investment team works on a particular transaction from initial screening through closing, and the same team continues to monitor the credit for the life cycle of the investment.
We view our investment process as consisting of the phases described below:
Origination. Our Investment Adviser has built a strong direct origination platform with coverage of over 200 private equity firms and over 150 lending institutions. Our Investment Adviser’s origination team sources approximately 800 opportunities per year for us with an ultimate investment rate by us of less than 10% annually. The scale of our Investment Adviser’s origination platform allows us to maximize access to investment opportunities and enhance overall investment selectivity. We further seek to reduce risk by partnering with experienced sponsors with strong track records. We believe lending to companies owned by leading private equity firms (versus non-sponsored companies) has several important and potentially defensive characteristics. Sponsor involvement provides for:

•
maximization of investment opportunities as approximately 70% of middle market loan volume is sponsor backed as of September 30, 2017, according to the S&P Global Market Intelligence LCD Middle Market Fact Sheet;

•	validation of enterprise value;

•	support, as needed, in strategy, operations and governance of portfolio companies; and

•	the potential for additional capital commitment by sponsor if company requires financial support.
The origination team supplements these relationships through personal visits and marketing campaigns focused on maximizing investment deal flow. It is their responsibility to identify specific opportunities, refine opportunities through candid exploration of the underlying facts and circumstances and to apply creative and flexible solutions to solve clients’ financing needs. The origination personnel are located in New York, Chicago and Los Angeles. Each originator maintains long-standing relationships with potential sources of deal flow and is responsible for covering a specified target market. We believe those originators’ strength and breadth of relationships across a wide range of markets generate numerous financing opportunities, which should enable our Investment Adviser to be highly selective in recommending investments.
Transaction Screening. After the senior originator has completed an initial screen, the investment team will prepare and present a consistent screening template that includes business description, proposed transaction financing structures, preliminary financial analysis, initial assessment of investment merits and key risks and market/industry considerations to a subset of our Investment Adviser’s investment committee. During this early stage, the investment team also assesses initial adherence with environmental, social, and governance policies. Based on feedback from the committee, the deal team will prepare and disseminate an outcome email that documents the takeaways from the meeting, including preferred financing structure as well as terms, key diligence items, and next steps.
Underwriting. The next step is full credit analysis and in-depth due diligence. During the investment process, the investment team works closely with the private equity sponsor in all aspects of due diligence, including onsite meetings, due diligence calls, and review of third party diligence reports. Our Investment Adviser also conducts an independent evaluation of the business, utilizing both internal and external sources. A key differentiator is our Investment Adviser’s integrated credit platform and collaborative efforts that leverage Carlyle’s broader resources, which include access to Carlyle’s relationships and institutional knowledge. This includes speaking to the private equity investment professionals (in accordance with information barrier restrictions), Carlyle operating executives, Carlyle’s Chief Economist & Director of Research, Carlyle’s Government Affairs professionals, and any executive within Carlyle’s private equity portfolio. In addition, we utilize multiple third party expert networks to supplement its work to gain further insight into company and industry factors from various thought leaders across the company’s markets. From the multiple diligence sources noted above, the deal team will prepare a highly detailed approval memo that includes, but is not limited to, the following:

•	Overview of the opportunity and investment team recommendation

•	Structure, terms and pricing of the proposed facilities

•	Sources and uses

•	Sponsor background, history

•	Risks and mitigants

•	Detailed analysis of historical financial statements, including analysis of EBITDA adjustments, where appropriate

•	Projections, including management/sponsor case and base case, with assumptions clearly described, including revenue and EBITDA bridge, where appropriate

•	Downside case analysis

•	Fixed/variable cost analysis

•	Business/product description

•	Customers & suppliers

•	Industry trends and analysis

•	Competition

•	Management

•	Legal, environmental, regulatory issues (if applicable)

•	Capital markets/syndication strategy (if applicable)

•	Items as to which approval is conditional and which require further due diligence and/or subsequent resolution
 Monitoring. Diversification of our portfolio is a key tenet of our risk management strategy, including diversification by borrower, industry sector, sponsor relationships and other metrics. Additionally, we view proactive portfolio monitoring as a vital part of the investment process. Our Investment Adviser utilizes a proprietary credit surveillance report and software system, an objective rules-based Internal Risk Rating system and proprietary valuation model to assess risk in the portfolio. In addition to monthly portfolio reviews, our Investment Adviser compiles a quarterly risk report that examines, among other metrics, migration in portfolio and loan level investment mix, industry diversification, Internal Risk Ratings, revenue, EBITDA, and leverage. Our Investment Adviser supplements these policies with additional analyses and projections, including stress scenarios, to assess the potential exposure of our portfolio to variable macroeconomic factors and market conditions.
Portfolio Composition
As of September 30, 2017 and December 31, 2016, the fair value of our investments was approximately $1,964.1 million and $1,422.8 million, respectively, in 92 and 86 portfolio companies/structured finance obligations/investment fund, respectively. The type, geography and industry composition of our non-controlled/non-affiliated investments as a percentage of fair value as of September 30, 2017 and December 31, 2016 was each as follows:

Type—% of Fair Value	As of September 30, 2017	As of December 31, 2016
First Lien Debt (excluding First Lien/Last Out)	64.15%	67.15%
First Lien/Last Out Unitranche	11.74	12.94
Second Lien Debt	13.69	12.08
Structured Finance Obligations	0.13	0.37
Equity Investments	0.69	0.46
Investment Fund	9.60	7.00
Total	100.00%	100.00%

Type—% of Fair Value of First and Second Lien Debt	As of September 30, 2017	As of December 31, 2016
Floating Rate	98.80%	99.25%
Fixed Rate	1.20	0.75
Total	100.00%	100.00%

Geography—% of Fair Value	As of September 30, 2017	As of December 31, 2016
Cayman Islands	0.13%	0.37%
United Kingdom	0.68	1.47
United States	99.19	98.16
Total	100.00%	100.00%

Industry—% of Fair Value	As of September 30, 2017	As of December 31, 2016	As of September 30, 2017
Aerospace & Defense	3.55		4.31%
Automotive	1.06		2.70
Banking, Finance, Insurance & Real Estate	10.89		10.59
Beverage, Food & Tobacco	2.51		1.08
Business Services	8.21		9.97
Capital Equipment	1.83		2.62
Chemicals, Plastics & Rubber	1.70		1.39
Construction & Building	1.25		1.67
Consumer Services	5.36		5.62
Containers, Packaging & Glass	1.91		3.35
Durable Consumer Goods	3.00		1.40
Energy: Electricity	2.12		2.59
Energy: Oil & Gas	0.68		0.77
Environmental Industries	2.74		2.90
Forest Products & Paper	2.66		1.68
Healthcare & Pharmaceuticals	10.92		11.36
High Tech Industries	7.64		3.26
Hotel, Gaming & Leisure	2.31		2.11
Investment Fund	9.60		7.00
Media: Advertising, Printing & Publishing	1.79		5.06
Metals & Mining	0.40		0.72
Non-durable Consumer Goods	1.80		2.06
Retail	—		0.58
Software	2.00		0.79
Sovereign & Public Finance	0.09		—
Structured Finance	0.13		0.37
Telecommunications	4.51		7.76
Transportation: Cargo	4.27		2.41
Transportation: Consumer	1.88		1.96
Wholesale	3.19		1.92
Total	100.00%		100.00%
See the Consolidated Schedules of Investments as of September 30, 2017 and December 31, 2016 in our consolidated financial statements and related notes thereto included elsewhere in this prospectus for more information on these investments, including a list of companies and type, cost and fair value of investments which are included in our consolidated financial statements included in this prospectus.
Competition
Our primary competitors in providing financing to middle market companies include public and private funds, other BDCs, commercial and investment banks, collateralized loan obligations, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that will not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act and the Code impose on us. We cannot assure you that the competitive pressures we will face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We expect to use the expertise of the members of our Investment Adviser’s investment committee and its investment team to assess investment risks and determine appropriate pricing for our investments. In addition, we expect that the relationships developed by our Investment Adviser’s investment team will enable us to learn about and compete effectively for, financing opportunities with attractive middle market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to Our Investments—We operate in a highly competitive market for investment opportunities, and compete with investment vehicles sponsored or advised by our affiliates.”
Staffing
We do not currently have any employees. Our Chief Financial Officer and Treasurer and Chief Operating Officer, each a Managing Director of Carlyle, and our Chief Compliance Officer and Secretary, a Director of Carlyle, are retained by our Administrator pursuant to the Carlyle Sub-Administration Agreements. Each of these professionals performs their respective functions for us under the terms of our Administration Agreement.
Our day-to-day investment operations are managed by our Investment Adviser. Pursuant to its personnel agreement with Carlyle Employee Co., our Investment Adviser has access to the members of its investment committee, and a team of additional experienced investment professionals who, collectively, comprise the Investment Adviser’s investment team. Our Investment Adviser may hire additional investment professionals to provide services to us.
Properties
We maintain our principal executive office at 520 Madison Ave., 40th Floor, New York, New York 10022. We do not own any real estate.
Legal Proceedings
From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under loans to or other contracts with our portfolio companies. We and our Investment Adviser are not currently subject to any material legal proceedings, and, to our knowledge, no material legal proceeding is threatened against us.

PORTFOLIO COMPANIES
The table set forth below contains certain information as of September 30, 2017 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and any board observer or participation rights we may receive in connection with our investment. In general, under the Investment Company Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its outstanding voting securities. As a result, for purposes of the Investment Company Act, we are presumed to control Middle Market Credit Fund, LLC.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost (1)	Fair Value	Percentage of Class Held
Equity and Debt Investments (6)
Access CIG, LLC	Business Services	First Lien	L + 5.00% (1% Floor)	10/17/2021	18,195	18,096	18,246	—
6818 A Patterson Pass Road Livermore, CA 94550
Achilles Acquisition LLC	Banking, Finance, Insurance & Real Estate	First Lien	L + 6.00% (1% Floor)	6/6/2023	38,657	37,586	38,209	—
200 Galleria Pkwy SE Atlanta, GA 30339
Acrisure, LLC	Banking, Finance, Insurance & Real Estate	Second Lien	L + 9.25% (1% Floor)	11/22/2024	33,750	32,884	33,228	—
5664 Prairie Creek Drive SE Caledonia, MI 49316
Advanced Instruments, LLC	Healthcare & Pharmaceuticals	First Lien	L + 5.25% (1% Floor)	10/31/2022	10,448	10,253	10,416	—
2 Technology Way Norward, MA 02062
AIM Group USA Inc.	Aerospace & Defense	Second Lien	L + 9.00% (1% Floor)	8/2/2022	23,000	22,728	22,830	—
705 SW 7th Street Renton, WA 98057
Alpha Packaging Holdings, Inc.	Containers, Packaging & Glass	First Lien	L + 4.25% (1% Floor)	5/12/2020	2,904	2,902	2,904	—
1555 Page Industrial Blvd St. Louis, MO 63132
AMS Group HoldCo, LLC	Transportation: Cargo	First Lien	L + 6.00% (1% Floor)	9/29/2023	29,925	29,172	29,450	—
2400 Old Mill Road Carrollton, TX 75007
AmeriLife Group, LLC	Banking, Finance, Insurance & Real Estate	Second Lien	L + 8.75% (1% Floor)	1/10/2023	22,000	21,638	21,723	—
2650 McCormick Drive Clearwater, FL 33759
Anaren, Inc.	Telecommunications	First Lien	L + 4.50% (1% Floor)	2/18/2021	3,832	3,812	3,832	—
6635 Kirkville Road East Syracuse, NY 13057
Argon Medical Devices, Inc.	Healthcare & Pharmaceuticals	Second Lien	L + 9.50% (1% Floor)	6/23/2022	25,000	24,431	25,000	—
5151 Headquarters Drive Suite 210 Plano, TX 75024
Aquilex LLC	Environmental Industries	First Lien	L + 4.00% (1% Floor)	12/31/2020	3,208	3,206	3,208
13190 56th Ct N #401 Clearwater, FL 33760
Audax AAMP Holdings, Inc.	Durable Consumer Goods	First Lien	L + 7.50% (1% Floor)	1/31/2018	12,487	12,483	12,441	—
13190 56th Ct N #401 Clearwater, FL 33760
Berlin Packaging L.L.C.	Containers, Packaging & Glass	Second Lien	L + 6.75% (1% Floor)	10/1/2022	3,500	3,487	3,500	—
525 West Monroe Street 14th Floor Chicago, IL 60661
Brooks Equipment Company, LLC	Construction & Building	First Lien	L + 5.00% (1% Floor)	8/29/2020	2,591	2,578	2,590	—
10926 David Taylor Drive Suite 300 Charlotte, NC 28262

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost (1)	Fair Value	Percentage of Class Held
Capstone Logistics Acquisition, Inc.	Transportation: Cargo	First Lien	L + 4.50% (1% Floor)	10/7/2021	19,198	19,076	19,150	—
16525 The Corners Parkway Peachtree Corners, GA 30092
Captive Resources Midco, LLC	Banking, Finance, Insurance & Real Estate	First Lien	L + 5.75% (1% Floor)	6/30/2020	30,900	30,616	30,900	—
201 East Commerce Drive Schaumburg, IL 60173
Central Security Group, Inc.	Consumer Services	First Lien	L + 5.63% (1% Floor)	10/6/2021	39,183	38,826	39,101	—
2448 E. 81st Street, Suite 4300 Tulsa, OK 74137
CIP Revolution Holdings, LLC	Media: Advertising, Printing & Publishing	First Lien	L + 6.00% (1% Floor)	8/19/2021	19,105	18,943	18,977	—
CIP Revolution Investments, LLC		LLC interest			30,000	300	388	0.58%
4680 Parkway Drive, Suite 202 Mason, OH 45040
Colony Hardware Corporation	Construction & Building	First Lien	L + 6.00% (1% Floor)	10/23/2021	22,128	21,882	22,030	—
269 S. Lambert Road Orange, CT 06477
Confie Seguros Holding II Co.	Banking, Finance, Insurance & Real Estate	Second Lien	L + 10.00% (1.25% Floor)	5/8/2019	9,000	8,954	8,798	—
7711 Center Avenue, Suite 200 Huntington Beach, CA 92647
Continuum Managed Services Holdco, LLC	High Tech Industries	First Lien	L + 8.75% (1% Floor)	6/8/2023	22,943	22,234	23,175	—
99 High Street Boston, MA 02110
Dade Paper & Bag, LLC	Forest Products & Paper	First Lien	L + 7.50% (1% Floor)	6/10/2024	49,875	48,920	49,995	—
255 Route 1 & 9 Jersey City , NJ 07306		LLC Interest			1,500,000	1,500	2,169	0.47%
Datapipe, Inc.	Telecommunications	First Lien	L + 4.75% (1% Floor)	3/15/2019	9,675	9,619	9,675	—
10 Exchange Place Jersey City, NJ 07302
DecoPac, Inc.	Non-durable Consumer Goods	Shares			1,500,000	1,500	1,500	0.58%
3500 Thurston Avenue Anoka, Minnesota 55303
Dent Wizard International Corporation	Automotive	First Lien	L + 4.75% (1% Floor)	4/7/2020	897	895	896	—
4710 Earth City Expressway Bridgeton, MO 63044-3831
Derm Growth Partners III, LLC (Dermatology Associates)	Healthcare & Pharmaceuticals	First Lien	L + 6.50% (1% Floor)	5/31/2022	49,917	49,302	49,624	—
1720 S. Beckham Ave, Suite 102 Tyler, Texas 75701		LLC interest			1,000,000	1,000	1,573	0.49%
DermaRite Industries, LLC	Healthcare & Pharmaceuticals	First Lien	L + 7.00% (1% Floor)	3/3/2022	20,053	19,713	19,911	—
7777 West Side Ave. North Bergen, NJ 07047

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost (1)	Fair Value	Percentage of Class Held
Dimensional Dental Management, LLC	Healthcare & Pharmaceuticals	First Lien (4)	L + 6.75% (1% Floor)	2/12/2021	31,780	31,106	31,625	—
1030 St. Georges Avenue Suite 401 Avenel, NJ 07001-1327
Drew Marine Group Inc.	Chemicals, Plastics & Rubber	Second Lien	L + 7.00% (1% Floor)	5/19/2021	12,500	12,483	12,469	—
100 South Jefferson Road Whippany, NJ 07981
Direct Travel, Inc.	Hotel, Gaming & Leisure	First Lien	L + 6.50% (1% Floor)	12/1/2021	26,495	25,963	26,425	—
7430 E. Caley Avenue Suite 220 E Centinnial, CO 80111
EIP Merger Sub, LLC (Evolve IP)	Telecommunications	First Lien (4)	L + 6.25% (1% Floor)	6/7/2021	27,284	26,593	26,921	—
989 Old Eagle School Road Wayne, PA 19087
Emergency Communications Network, LLC	Telecommunications	First Lien	L + 6.25% (1% Floor)	6/1/2023	24,938	24,723	24,933	—
780 West Granada Blvd Ormond Beach, FL 32174
EP Minerals, LLC	Metals & Mining	First Lien	L + 4.50% (1% Floor)	8/20/2020	7,926	7,905	7,926	—
9785 Gateway Drive Reno, NV 89521
FCX Holdings Corp.	Capital Equipment	First Lien	L + 4.50% (1% Floor)	8/4/2020	3,829	3,828	3,829	—
3000 East 14th Avenue Columbus, OH 43219
Frontline Technologies Holdings, LLC	Software	First Lien	L + 6.50% (1% Floor)	9/18/2023	39,295	38,832	39,205	—
1400 Atwater Drive Malvern, PA 19355
FWR Holding Corporation	Beverage, Food & Tobacco	First Lien	L + 6.00% (1% Floor)	8/21/2023	35,666	34,444	34,856	—
8027 Cooper Creek Blvd. #103 University Park, FL 34201
Genex Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Second Lien	L + 7.75% (1% Floor)	5/30/2022	8,990	8,913	8,910	—
440 E Swedesford Rd Wayne, PA 19087
Global Franchise Group, LLC	Beverage, Food & Tobacco	First Lien	L + 5.75% (1% Floor)	12/18/2019	14,505	14,366	14,463	—
5555 Glenridge Connector, Suite 850 Atlanta, GA 30342
Global Software, LLC	High Tech Industries	First Lien	L + 5.25% (1% Floor)	5/2/2022	20,884	20,548	20,776	—
GS Holdco LLC (Global Software, LLC)		LLC interest			1,000,000	1,001	1,506	1.96%
3201 Beechleaf Court, Suite 170 Raleigh, NC 27604
Green Energy Partners/Stonewall LLC	Energy: Electricity	First Lien	L + 5.50% (1% Floor)	11/13/2021	20,000	19,653	18,652	—
4100 Spring Valley Rd. Suite 1001 Dallas, TX 75244
Hummel Station LLC	Energy: Electricity	First Lien	L + 6.00% (1% Floor)	10/27/2022	25,000	24,035	22,938	—
5001 Spring Valley Rd. Suite 1150 Dallas, TX 75244
Hydrofarm, LLC	Wholesale	First Lien	L + 7.00%	5/12/2022	18,881	18,718	18,851	—
2249 S. McDowell Ext. Petaluma, CA 94954

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost (1)	Fair Value	Percentage of Class Held
Indra Holdings Corp. (Totes Isotoner)	Non-durable Consumer Goods	First Lien	L + 4.25% (1% Floor)	5/1/2021	18,965	17,138	11,411	—
9655 International Blvd Cincinnati, OH 45246
Integro Parent Inc.	Banking, Finance, Insurance & Real Estate	First Lien	L + 5.75% (1% Floor)	10/30/2022	4,914	4,814	4,806	—
1 State Street Plaza New York, NY 10004
Institutional Shareholder Services Inc.	Banking, Finance, Insurance & Real Estate	Second Lien	L + 8.50% (1% Floor)	4/29/2022	12,500	12,414	12,500	—
7 World Trade Center New York, NY 10007
Jazz Acquisition, Inc. (Wencor)	Aerospace & Defense	Second Lien	L + 6.75% (1% Floor)	6/19/2022	7,500	7,406	7,088	—
1625 N 1100 W Springville, UT 84663
Legacy.com Inc.	High Tech Industries	First Lien (4)	L + 6.00% (1% Floor)	3/20/2023	17,000	16,642	17,241	—
820 Davis Street, Suite 210 Evanston, IL 60201		Shares			1,500,000	1,500	1,679	1.11%
Metrogistics LLC	Transportation Cargo	First Lien	L + 6.50% (1% Floor)	9/30/2022	16,681	16,491	16,625	—
110 Rock Cliff Court Suite D Saint Louis, MO 63123
National Technical Systems, Inc.	Aerospace & Defense	First Lien	L + 6.25% (1% Floor)	6/12/2021	26,351	26,056	25,554	—
24007 Ventura Boulevard Calabasas, CA 91302
NES Global Talent Finance US LLC(2)	Energy: Oil & Gas	First Lien	L + 5.50% (1% Floor)	10/3/2019	13,800	13,636	13,296	—
Station House Stamford New Road Altrincham, Cheshire WA14 1EP Manchester, UK
NMI AcquisitionCo, Inc.	High Tech Industries	First Lien	P + 5.75% (2% Floor)	9/6/2022	51,220	50,196	50,590	—
2174 W Grove Parkway Suite 150 Pleasant Grove, UT 84062
OnCourse Learning Corporation	Consumer Services	First Lien	L + 6.50% (1% Floor)	9/12/2021	30,411	30,076	30,198	—
20225 Water Town Blvd. 4th Floor Brookfield, WI 53045
Paradigm Acquisition Corp.	Business Services	First Lien	L + 5.00% (1% Floor)	6/2/2022	15,461	15,339	15,461	—
1277 Treat Boulevard, Suite 800 Walnut Creek, CA 94597
Payment Alliance International, Inc.	Business Services	First Lien (4)	L + 6.05% (1% Floor)	9/15/2021	26,544	25,952	26,287	—
6060 Dutchmans Lane Suite 320 Louisville, KY 40205
Pelican Products, Inc.	Containers, Packaging & Glass	First Lien	L + 4.25% (1% Floor)	4/11/2020	3,594	3,599	3,585	—
23215 Early Ave Torrance, CA 90505
Pexco LLC	Chemicals, Plastics & Rubber	Second Lien	L + 8.00% (1% Floor)	5/8/2025	20,000	19,814	20,346	—
10101 78th Ave Pleasant Prairie, WI 53158
Plano Molding Company, LLC	Hotel, Gaming & Leisure	First Lien	L + 7.50% (1% Floor)	5/12/2021	21,536	21,232	18,891	—
431 E. South St Plano, IL 60545

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost (1)	Fair Value	Percentage of Class Held
PMG Acquisition Corporation	Healthcare & Pharmaceuticals	First Lien	L+6.25% (1% Floor)	5/22/2022	27,251	26,843	27,192	—
8 Matchett Industrial Park Drive Pierceton, IN 46562
Power Stop, LLC (5)	Automotive	Mezzanine Loan	11.00%	5/29/2022	10,000	9,845	9,920	—
Power Stop Intermediate Holdings, LLC		LLC interest			7,150	715	1,139	0.72%
6112 W. 73rd Street, Unit C Bedford Park, IL 60638
PPT Management Holdings, LLC	Healthcare & Pharmaceuticals	First Lien	L+6.00% (1% Floor)	12/16/2022	24,813	24,626	24,582	—
333 Earle Ovington Suite 225 Uniondale, NY 11553
Prime Risk Partners, Inc.	Banking, Finance, Insurance & Real Estate	First Lien	L+5.75% (1% Floor)	8/13/2023	1,549	1,503	1,506	—
3820 Mansell Road, Suite 100 Alpharetta, GA 30022-1537		First Lien	L+5.75% (1% Floor)	8/13/2023	19,339	18,758	18,888	—
Product Quest Manufacturing, LLC	Containers, Packaging & Glass	First Lien (4)	L + 5.75% (1% Floor)	9/9/2020	33,000	32,270	22,808	—
330 Carswell Avenue Daytona Beach, FL 32117		First Lien	L + 6.75% (3.25% Floor)	3/31/2019	1,192	1,192	1,192
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC)	Wholesale	First Lien	L + 4.50% (1% Floor)	1/28/2020	14,949	14,260	13,771	—
1010 Lamar, Suite 1320 Houston, TX 77022		Second Lien	L + 8.50% (1% Floor)	7/28/2020	3,000	2,965	2,337	—
PSC Industrial Holdings Corp	Environmental Industries	First Lien	L + 4.75% (1% Floor)	12/5/2020	14,588	14,378	14,588	—
5151 San Felipe, Suite 1600 Houston, TX 77056
PT Intermediate Holdings III, LLC (Parts Town)	Wholesale	First Lien	L + 6.50% (1% Floor)	6/23/2022	22,700	22,498	22,642	—
1150A N Swift Rd Addison, IL 60101
Q International Courier, LLC	Transportation: Cargo	Second Lien	L + 8.25% (1% Floor)	9/19/2025	18,750	18,376	18,546	—
175-28 148th Avenue Jamaica, NY 11434-5516
QW Holding Corporation (Quala)	Environmental Industries	First Lien	L + 6.75% (1% Floor)	8/31/2022	36,641	35,819	35,989	—
1302 N. 19th Street, Suite 300 Tampa, FL 33605
Reladyne, Inc.	Wholesale	Second Lien	L + 9.50% (1% Floor)	1/21/2023	5,000	4,880	4,975	—
8280 Montgomery Rd Suite 101 Cincinnati, OH 45236
Reliant Pro Rehab, LLC	Healthcare & Pharmaceuticals	First Lien (4)	L+10.00% (1% Floor)	12/29/2017	24,625	24,555	24,625	—
6860 Dallas Parkway, Suite 500 Plano, TX 75024
Rough Country, LLC	Durable Consumer Goods	Second Lien	L + 8.50% (1% Floor)	11/25/2023	42,500	41,275	42,254	—
1400 Morgan Road Dyersburg, TN 38024		LLC interest			754,775	755	850	0.28%
SolAero Technologies Corp.	Telecommunications	First Lien	L + 5.25% (1% Floor)	12/10/2020	25,312	24,501	23,216	—
10420 Research Road, SE Albuquerque, NM 87123
Superion, LLC (fka Ramundsen Public Sector, LLC)	Sovereign & Public Finance	Second Lien	L + 8.50% (1% Floor)	1/31/2025	1,800	1,784	1,824	—
1000 Business Center Drive Lake Mary, FL 32746
Superior Health Linens, LLC	Business Services	First Lien	L + 6.50% (1% Floor)	9/30/2021	21,192	20,902	20,960	—
5005 S. Packard Ave. Cudahy, WI 53110

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost (1)	Fair Value	Percentage of Class Held
Surgical Information Systems, LLC	High Tech Industries	First Lien(4)	L + 5.00% (1% Floor)	4/24/2023	30,000	29,718	29,991	—
555 North Point Center East Alpharetta, GA 30022
T2 Systems Canada, Inc.	Transportation: Consumer	First Lien	L + 6.75% (1% Floor)	9/28/2022	4,020	3,933	3,985	—
T2 Systems, Inc.		First Lien	L + 6.75% (1% Floor)	9/28/2022	32,728	32,011	32,429	—
T2 Systems Parent Corporation		Shares			555,556	556	553	0.64%
8900 Keystone Crossing Suite 700 Indianapolis, IN 46240
The Hilb Group, LLC	Banking, Finance, Insurance & Real Estate	First Lien (4)	L + 6.00% (1% Floor)	6/24/2021	32,673	32,157	32,281	—
THG Acquisition, LLC (The Hilb Group, LLC)		LLC interest			1,500,000	1,500	2,195	1.11%
8720 Stony Point Parkway Suite 125 Richmond, VA 23235
The SI Organization, Inc.	Aerospace & Defense	First Lien	L + 4.75% (1% Floor)	11/23/2019	14,339	14,350	14,339	—
15050 Conference Center Drive Chantilly, VA 20151
The Topps Company, Inc.	Non-durable Consumer Goods	First Lien	L + 6.00% (1.25% Floor)	10/2/2020	23,192	22,986	22,413	—
1 Whitehall Street New York, NY 10004
TruckPro, LLC	Automotive	First Lien	L + 5.00% (1% Floor)	8/6/2018	8,917	8,904	8,877	—
1610 Century Center Parkway Suite 107 Memphis, TN 38134
Tweddle Group, Inc.	Media: Advertising, Printing & Publishing	First Lien	L + 6.00% (1% Floor)	10/24/2022	7,453	7,362	7,502	—
24700 Maplehurt Dr. Clinton Twp, MI 48036
TwentyEighty, Inc. - Revolver (fka Miller Heiman, Inc.)	Business Services	First Lien	L + 8.00% (1% Floor)	3/21/2020	—	(6)	(9)	—
TwentyEighty, Inc. – (Term A Loans)		First Lien	L + 3.50% (1% Floor) cash, 4.50% PIK	3/21/2020	3,859	3,839	3,735	—
TwentyEighty, Inc. – (Term B Loans)		First Lien	1.00% cash, 7.00% PIK	3/21/2020	6,598	6,360	6,149	—
TwentyEighty, Inc. – (Term C Loans)		First Lien	0.25% cash, 8.75% PIK	3/21/2020	6,380	5,742	5,084	—
TwentyEighty Investors LLC		LLC interest			69,786	—	—	6.98%
10901 W. Toller Drive, Suite 203 Littleton, CO 80127
Vantage Specialty Chemicals, Inc.	Chemicals, Plastics & Rubber	Second Lien	P + 7.75%	2/5/2022	500	504	500	—
4650 South Racine Ave Chicago, IL 60609
Vetcor Professional Practices, LLC	Consumer Services	First Lien	L + 6.00% (1% Floor)	4/20/2021	35,784	35,387	36,036	—
350 Lincoln Place Hingham, MA 02043
Vistage Worldwide, Inc.	Business Services	First Lien	L + 5.50% (1% Floor)	8/19/2021	33,133	32,960	33,133	—
11452 El Camino Real, Suite 400 San Diego, CA 92130
VRC Companies, LLC	Business Services	First Lien	L + 6.50% (1% Floor)	3/31/2023	32,694	31,983	32,240	—
5400 Meltech Blvd #101 Memphis, TN 38118

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost (1)	Fair Value	Percentage of Class Held
W/S Packaging Group Inc.	Containers, Packaging & Glass	First Lien	L + 5.00% (1% Floor)	8/9/2019	4,015	3,881	3,583	—
2571 S. Hemlock Road Green Bay, WI 54229
Watchfire Enterprises, Inc.	Media: Advertising, Printing & Publishing	First Lien	L + 4.00% (1% Floor)	10/2/2020	1,362	1,350	1,362	—
1015 Maple Street Danville, IL 61832		Second Lien	L + 8.00% (1% Floor)	10/2/2021	7,000	6,939	7,000
Winchester Electronics Corporation	Capital Equipment	First Lien	L + 6.50% (1% Floor)	6/30/2022	31,688	31,412	32,021	—
68 Water Street Norwalk, CT 06854
Zest Holdings, LLC	Durable Consumer Goods	First Lien	L + 4.25% (1% Floor)	8/16/2023	3,440	3,432	3,465	—
2061 Wineridge Place Escondido, CA 92029
Zywave, Inc.	High Tech Industries	Second Lien	L + 9.00% (1% Floor)	11/17/2023	4,950	4,884	5,035	—
10100 W. Innovation Drive Suite 300 Milwaukee, WI 53226
Total Equity and Debt Investments						$1,778,796	$1,759,433

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/LLC Interest	Cost	Fair Value
Investment Fund (2)
Middle Market Credit Fund, LLC	Investment Fund	Mezzanine Loan	L+9.00%	6/24/2018	$112,300	$112,300	$112,300
520 Madison Avenue New York, NY 10022		Subordinated Loan and Member’s Interest	0.001%	3/1/2021	74,501	74,501	76,247
Total Investment Fund						$186,801	$188,547

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal	Amortized Cost (1)	Fair Value
Structured Finance Obligations (2)
1776 CLO I, Ltd., Subordinated Notes	Structured Finance			5/8/2020	$11,750	$6,436	$2,585
Total Structured Finance Obligations						$6,436	$2,585
Total Investments						$1,972,033	$1,964,117

(1)
Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. Equity tranche CLO fund investments, which are referred to as “structured finance obligations”, are recorded at amortized cost using the effective interest method.

(2)
The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

(3)
The Company receives less than the stated interest rate of this loan as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.

(4)
In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

(5)	Represents a corporate mezzanine loan, which is subordinated to senior secured term loans of the portfolio company/investment fund.

(6)	Assets are pledged as collateral for the Facilities or 2015-1 Notes.

(7)	Amounts in thousands, unless disclosed otherwise.

MANAGEMENT
Our business and affairs are managed under the direction of our Board. Our Board currently consists of five members, three of whom are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (each, an “Independent Director”) and two of whom are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (each, an “Interested Director”). The Board elects our officers, who serve at the discretion of our Board. The responsibilities of the Board include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.
Board of Directors and Executive Officers
Our Board is presently composed of five directors, divided into three classes, each serving staggered three-year terms. The term of our first class of directors will expire at the 2020 annual meeting of stockholders; the term of our second class of directors will expire at the 2018 annual meeting of stockholders; and the term of our third class of directors will expire at the 2019 annual meeting of stockholders.
Each director holds office for the term to which he or she is elected or appointed and until his or her successor is duly elected and qualifies, or until his or her earlier death, resignation, retirement, disqualification or removal.
Directors

Name	Age	Position	Director Since	Class
Interested Directors
Michael A. Hart	56	Chairman of the Board and Chief Executive Officer	2015	Class I (term expires in 2020)
Eliot P.S. Merrill	47	Director	2013	Class II (term expires in 2018)

Independent Directors
Nigel D. T. Andrews	70	Director	2012	Class II (term expires in 2018)
Leslie E. Bradford	62	Director	2017	Class III (term expires in 2019)
John G. Nestor	72	Director	2013	Class III (term expires in 2019)
Executive Officers Who are Not Directors

Name	Age	Position	Officer Since
Jeffrey S. Levin	37	President	2016
Orit Mizrachi	45	Chief Operating Officer	2014
Venugopal Rathi	38	Chief Financial Officer and Treasurer	2015
Matthew Cottrell	45	Chief Compliance Officer and Secretary	2012
The business address of each director and executive officer who is not a director is 520 Madison Avenue, 40th Floor, New York, NY 10022.

Biographical Information and Discussion of Experience and Qualifications
Set forth below is biographical information of each director, including a discussion of such director’s particular experience, qualifications, attributes or skills that lead us and our Board to conclude, as of the date of this prospectus, that such individual should serve as a director, in light of the Company’s business and structure.

Interested Directors
Michael A. Hart has served on our Board since March 2015 and as our Chairman of the Board since March 2017 and our Chief Executive Officer since May 2016. Mr. Hart is also Chairman of the Investment Adviser’s Investment Committee. Mr. Hart has also served on the board of directors and as the chief executive officer of BDC II and TCG BDC III, Inc. (“BDC III”) since April 2017. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Hart served as a director on the board of directors of NFIC and as the chief executive officer of NFIC. Mr. Hart is also Head of Carlyle Private Credit. Mr. Hart may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Mr. Hart has over 26 years of capital markets, corporate finance, M&A, risk management, accounting and managerial experience. Prior to joining Carlyle in 2014, Mr. Hart was a Managing Director in the Financial Markets Advisory group at BlackRock Solutions, where he served as co-head of the U.S. advisory practice and was a member of the BlackRock Solutions Operating Committee. Prior to joining BlackRock Solutions, Mr. Hart spent 12 years with Morgan Stanley where his responsibilities included Global Co-Head of Leveraged and Acquisition Finance, Global Head of the Loan Products Group and Co-Chairman of the firm’s Capital Commitment Committee. Mr. Hart is an experienced leader whose extensive experience in capital markets, corporate finance and risk management provides our Board with valuable insight and leadership.
Eliot P.S. Merrill has served on our Board since 2013 and served as Interim Chairman of our Board from May 2016 to March 2017. Mr. Merrill has also served on the board of directors of BDC II since October 2017 and BDC III since April 2017. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Merrill served as a member of the board of directors of NFIC. Mr. Merrill is a Managing Director and Co-head of Carlyle Global Partners based in New York. Carlyle Global Partners seeks to deliver attractive risk-adjusted returns on significant sums of capital over a longer timeframe than typical private equity funds, thereby creating substantial longer-term appreciation. Mr. Merrill may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Before the launch of Carlyle Global Partners in 2014, Mr. Merrill was a Managing Director of Carlyle, primarily focused on U.S. buyout opportunities in the telecommunications and media sectors. Mr. Merrill is a member of the board of directors of Getty Images, TCW Group, Content Partners, and Schon Klinik and Citizen Schools of New York, a non-profit. Mr. Merrill has previously served on the boards of several other Carlyle investments, including AMC Loews and Nielson Company B.V. Prior to joining Carlyle in 2001, Mr. Merrill was a Principal at Freeman Spogli & Co., a buyout fund with offices in New York and Los Angeles. Prior to that, Mr. Merrill worked at Dillon Read & Co. Inc. in the Mergers and Acquisitions Group. Before that, Mr. Merrill was a Sail Consultant and Special Project Coordinator for Doyle Sailmakers, Inc. Mr. Merrill’s depth of experience in investment management and capital markets, intimate knowledge of the business and operations of Carlyle’s investment platform, and experience as a director of other public and private companies provides our Board with valuable insight.
Independent Directors
Nigel D.T. Andrews has served on our Board since 2012, and is the Chairman of our Audit Committee, a member of the nominating and governance committee of our Board (the “Nominating and Governance Committee”) and a member of the compensation committee of our Board (the “Compensation Committee”). Mr. Andrews has also served as a member of the board of directors and as chairman of the audit committee of BDC II and BDC III since April 2017. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Andrews served as a member of the board of directors and on the audit committee of NFIC. Mr. Andrews may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Andrews recently retired from his roles as governor at London Business School, a director and a member of the audit and remuneration committees at Old Mutual plc., and Chairman of Old Mutual Asset Management, where he served from 2002 to 2014. Mr. Andrews continues to actively manage his own private investments and to serve as a trustee of Victory funds, a position he has held since 2002. From 2000 to 2010, Mr. Andrews served on the board of directors of Chemtura Corporation, a New York Stock Exchange listed company. Mr. Andrews also served as a Managing Director of Internet Capital Group, Inc. from 2000 to 2001. From 1987 to 2000, Mr. Andrews held various senior management positions within General Electric Company, including Executive Vice President of GE Capital from 1993 to 2000 and, prior to that, Vice President and General Manager of GE Plastics-Americas. During Mr. Andrews’ 13-year career with GE, he also served as a Vice President for Corporate Business Development and Strategy reporting to the chairman of the board. Prior to joining GE, Mr. Andrews was a partner at Booz Allen Hamilton Inc. He began his career in business management at Shell International Chemical Company. Mr. Andrews’ broad executive experience with the operations and transactions of industrial and financial services businesses provides our Board with valuable insights and knowledge that will enhance our ability to achieve our investment objectives.
Leslie E. Bradford has served on our Board since October 2017 and is a member of our Audit Committee, Nominating and Governance Committee and Compensation Committee. Ms. Bradford is also a member of the board of directors and the audit committee of BDC II since October 2017. Ms. Bradford may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. From 2011 to 2013, Ms. Bradford was a senior advisor and director of the Alumni Network of Morgan Stanley. Prior to that, Ms. Bradford had risk management and advisory responsibilities throughout all business unit and support areas of Morgan Stanley over a 25+ year career. Prior to joining Morgan

Stanley, Ms. Bradford was a vice president in the corporate division of Irving Trust Company from 1977 to 1985 and was responsible for the development of corporate client lending and non-lending business in Northeastern United States. Ms. Bradford has also served on the boards and committees of various organizations, including as a former trustee of the American Foundation for the Blind, a former trustee of the Morgan Stanley Foundation, and a Dartmouth College Fund Committee member. Ms. Bradford holds an undergraduate degree in Religion from Dartmouth College and an MBA in Finance from the New York University Graduate School of Business. Ms. Bradford’s broad industry experience in corporate, financial, and public sectors have provided her with an abundance of skills and valuable insight in handling complex transactions and issues, all of which makes her well qualified to serve on our Board.
John G. Nestor has served on our Board since 2013, and is a member of our Audit Committee, Nominating and Governance Committee and Compensation Committee. Mr. Nestor is also a member of the board of directors and the audit committee of each of BDC II and BDC III. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Nestor was a member of the board of directors and on the audit committee of NFIC. Mr. Nestor may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Nestor joined Kirtland Capital Partners in March 1986. He is chairman and senior managing partner of this private investment firm. Prior to joining Kirtland Capital Partners, Mr. Nestor worked for 16 years for Continental Illinois Bank. For eight years he focused on lending to small businesses in the Chicago area. In 1977 Mr. Nestor was transferred to Philadelphia where he was involved in commercial lending and in 1979 he moved to Cleveland to manage Continental’s Cleveland Office. Mr. Nestor is chairman of the board of directors of SmartSource Computer and Audio Visual Rentals, and he is also a member of the board of directors of Form Tech Concrete Forms. Mr. Nestor serves as a trustee of the Kelvin and Eleanor Smith Foundation and as the board chair of Deaconess Community Foundation. Mr. Nestor is the former chairman of the board of trustees of the Cleveland Foodbank and The Diversity Center. Mr. Nestor is an experienced leader whose numerous board and advisory positions and experiences in the middle markets provide our Board valuable insights.
Executive Officers Who Are Not Directors
Jeffrey S. Levin was appointed as our President in May 2016. Mr. Levin also serves as the president of BDC II and BDC III since April 2017. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Levin served as the president of NFIC. Prior to his appointment as our President, Mr. Levin served as the Head of Origination. Mr. Levin may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in 2012, Mr. Levin was a founding member of Morgan Stanley Credit Partners, a corporate debt fund, where he was responsible for originating, structuring and executing credit and private equity investments across various industries. Prior to that role, Mr. Levin was a member of the Leveraged & Acquisition Finance Group at Morgan Stanley where he was responsible for originating and executing high yield bond and leveraged loan transactions.
Venugopal Rathi was appointed as our as our Chief Financial Officer and Treasurer in 2015. Mr. Rathi also serves as the chief financial officer and treasurer of BDC II and BDC III since April 2017. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Rathi served as the chief financial officer and treasurer of NFIC. Mr. Rathi may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle, Mr. Rathi worked at Ernst & Young LLP and provided assurance and advisory services to a wide variety of clients in the financial services industry. Mr. Rathi has extensive knowledge of fund-level and vehicle-level accounting, US GAAP and SOX compliance, valuation, and financial reporting practices across a wide range of investment strategies, including carry funds, hedge funds, CLOs, BDCs and mutual funds.
Orit Mizrachi was appointed as our Chief Operating Officer in 2014 and is a Managing Director of Carlyle. Ms. Mizrachi is also the chief operating officer of BDC II and BDC III since April 2017. Prior to the completion of the NFIC Acquisition in June 2017, she served as the chief operating officer of NFIC. Since joining Carlyle, Ms. Mizrachi has been involved in various roles, including our chief financial officer and Director of Operations for the GMS platform. Ms. Mizrachi may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in 2010, Ms. Mizrachi worked in the hedge fund industry as the chief financial officer of Carlyle Blue Wave Management L.P. and as controller at Sagamore Hill Capital Management L.P., two multi-strategy hedge funds. Ms. Mizrachi started her career at Goldstein Golub & Kessler LLP as an auditor in their financial services group.
Matthew Cottrell was appointed as our as our Chief Compliance Officer and Secretary in 2012 and is a Director of Carlyle based in London. Mr. Cottrell is also the chief compliance officer and secretary of BDC II and BDC III since April 2017. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Cottrell served as the chief compliance officer and secretary of NFIC. Since joining Carlyle, Mr. Cottrell has been involved with fund structuring, documentation and management of a range of CLOs, low levered, market value and synthetic funds together with regulation, compliance and operations management for GMS in Europe. Mr. Cottrell may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle, Mr. Cottrell was a Director in structured finance and credit policy at Fitch Ratings and he practiced as a banking lawyer in the international finance group at Ashurst, an international law firm.

Board Leadership Structure
Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of our Investment Adviser and officers, reviews and monitors the services and activities performed by our Investment Adviser and executive officers, and approves the engagement and reviews the performance of our independent registered public accounting firm.
Under our Bylaws, our Board may designate a Chairman to preside over the meetings of our Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an Independent Director, and we believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders’ best interests at such times.

Presently, Mr. Hart serves as Chairman of our Board. Mr. Hart is an Interested Director. We believe that Mr. Hart’s extensive knowledge of the financial services industry and capital markets in particular qualifies him to serve as the Chairman of our Board. We believe that we are best served through this existing leadership structure, as Mr. Hart’s relationship with our Investment Adviser provides an effective bridge and encourages an open dialogue between management and our Board, ensuring that both groups act with a common purpose.
Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when an Interested Director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the establishment of an Audit Committee comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board leadership structures are appropriate for companies in different situations.
Role in Risk Oversight
Our Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors, and (b) active monitoring by our Chief Compliance Officer and of the operation of our compliance policies and procedures. As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists our Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the internal audit staff (sourced through our Administrator and Carlyle Employee Co., with whom we have a personnel agreement), accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting and audits of our financial statements.
Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report addresses, at a minimum: (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which our Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least four times each year.
We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors
Our Board has established an Audit Committee, Nominating and Governance Committee and Compensation Committee and may establish additional committees in the future.

Audit Committee
The Audit Committee is currently composed of Messrs. Andrews and Nestor and Ms. Bradford, all of whom are Independent Directors. Mr. Andrews serves as Chairman of the Audit Committee. Our Board has determined that Mr. Andrews is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act (“Regulation S-K”). Each of Messrs. Andrews and Nestor and Ms. Bradford meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements.
During the fiscal year ended December 31, 2016, the Audit Committee met 9 times.
Our Audit Committee’s charter is available on our website at: www.tcgbdc.com.
Nominating and Governance Committee
The members of the Nominating and Governance Committee are Messrs. Andrews and Nestor and Ms. Bradford, each of whom is independent for purposes of the Investment Company Act and are independent for listing exchange corporate governance regulations. Mr. Nestor serves as Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for (i) developing, reviewing and, as appropriate, updating certain policies regarding the nomination of directors and recommending such policies or any changes in such policies to the Board for approval, (ii) identifying individuals qualified to become directors, (iii) evaluating and recommending to the Board nominees to fill vacancies on the Board or committees thereof or to stand for election by the stockholders of the Company, (iv) reviewing the Company’s policies relating to corporate governance and recommending any changes in such policies to the Board, and (v) overseeing the evaluation of the Board (including its leadership structure) and its committees. The Nominating and Governance Committee’s charter is available on our website (www.tcgbdc.com).
The Nominating and Governance Committee considers nominees properly recommended by stockholders in compliance with the procedures set forth in our bylaws. Our bylaws provide with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board or (3) by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the bylaws, and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only pursuant to our notice of the meeting and (1) by or at the direction of the Board or (2) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the bylaws, and at the time of the special meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. See “Description of Capital Stock—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.”
Compensation Committee
The members of the a compensation committee of the Board (the “Compensation Committee”) are Messrs. Andrews and Nestor and Ms. Bradford, each of whom is independent for purposes of the Investment Company Act and are independent for listing exchange corporate governance regulations. Mr. Andrews serves as chairman of the Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board for determining, any compensation paid directly, if any, by us to our executive officers. The Compensation Committee is also charged with assisting the Board with all matters related to compensation, as directed by the Board. None of our executive officers is directly compensated by us and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. The Compensation Committee’s charter is available on our website (www.tcgbdc.com).

Rule 17j-1 Code of Ethics
We have adopted a code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain transactions by our personnel. We have also adopted the Investment Adviser’s Policies and Procedures Regarding Material, Non-Public Information and the Prevention of Insider Trading (the “Code of Conduct and Insider Trading Policies”), intended to comply with Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act of 1940, as amended. The Code of Ethics and the Code of Conduct and Insider Trading Policies generally do not permit investments by our and the Investment Adviser’s personnel in securities that may be purchased or sold by us.
Beneficial Ownership of Our Directors
The following table sets out the dollar range of our equity securities beneficially owned by each of our directors as of December 31, 2016. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Name of Director	Dollar Range of Equity Securities in the Company (1)(2)
Interested Directors
Michael A. Hart	Over $100,000
Eliot P.S. Merrill	Over $100,000

Independent Directors
Nigel D.T. Andrews	Over $100,000
William P. Hendry (deceased)(3)	None
John G. Nestor	None

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)	Dollar ranges were determined using the number of shares beneficially owned as of December 31, 2016 multiplied by our NAV per share as of September 30, 2017.

(3)	Ms. Bradford was appointed to the Board in October 2017 to fill the vacancy resulting from the death of Mr. Hendry in September 2017.
Compensation of Independent Directors
Independent Directors are compensated as follows: (i) a $90,000 annual fee; (ii) for a meeting of our Board, $2,500 for each such board meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such board meeting, and $950 for each such board meeting attended telephonically; (iii) for a meeting of a committee of the Board, $1,250 for each such committee meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such committee meeting, and $650 for each such committee meeting attended telephonically; and (iv) an annual fee of $16,000 for the Chairman of our Audit Committee.

The following table sets forth information concerning total compensation earned by or paid to each of our Independent Directors during the fiscal year ended December 31, 2016:

	Fees Earned or Paid in Cash	Total Compensation from the Company	Total Compensation from the Fund Complex(1)(2)
Nigel D.T. Andrews, Director	$133,500	$133,500	$151,000
John G. Nestor, Director	$136,500	$136,500	$172,000
William P. Hendry, Director (deceased)(2)	$148,000	$148,000	$186,000
Michael L. Rankowitz, Director (resigned)(3)	$124,000	$124,000	$158,000

(1)
Messrs. Andrews, Hendry and Nestor served on the board of directors of NFIC. The Company and NFIC were part of the Fund Complex during the year ended December 31, 2016. Compensation amounts shown include compensation such Directors received from the Company and NFIC for services rendered during the fiscal year ended December 31, 2016. Mr. Andrews was appointed to the board of directors of NFIC effective March 11, 2016. BDC II and BDC III were not formed until 2017, and thus no such compensation was paid by BDC II or BDC III for the fiscal year ended December 31, 2016.

(2)	Ms. Bradford was appointed to the Board in October 2017 to fill the vacancy resulting from the death of Mr. Hendry in September 2017.

(3)
Mr. Rankowitz resigned from our Board and from the board of directors of NFIC effective November 9, 2016. In connection therewith, Mr. Rankowitz also resigned as a member of the Audit Committee of our Board and a member of the audit committee and the pricing committee of the board of directors of NFIC.

Compensation of Executive Officers
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of our Investment Adviser or its affiliates or by subcontractors, pursuant to the terms of the Investment Advisory Agreement, and the Administration Agreement. Each of our executive officers is an employee of our Investment Adviser or its affiliates. Our day-to-day investment operations are managed by our Investment Adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by our Investment Adviser or its affiliates or by subcontractors.
None of our officers receives direct compensation from us. We have agreed to reimburse our Administrator for our allocable portion of the compensation paid to or compensatory distributions received by our Chief Financial Officer and Chief Compliance Officer. In addition, to the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions at cost. We have agreed to reimburse our Administrator, Carlyle Employee Co., with whom we have entered into a personnel agreement, and our sub-administrator, CELF, for our allocable portion of the compensation of any personnel, other than legal department personnel, that they provide for our use.
No compensation is expected to be paid to Directors who are Interested Directors.

Portfolio Managers
The management of our investment portfolio is the responsibility of our Investment Adviser and its investment committee, and we consider our Investment Adviser’s investment committee to be our portfolio managers. The majority of the members of our Investment Adviser’s investment committee must approve each new investment that we make, including an affirmative vote of the Chairman of the investment committee. As of September 30, 2017, certain members of our Investment Committee are also primarily responsible for the day-to-day management of one other pooled investment vehicle, with approximately $185.8 million of capital commitments, and one other account, with approximately $50.0 million of capital commitments. The biographical information of the members of our Investment Adviser’s investment committee is set forth below. The members of our Investment Adviser’s investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities.

Name	Position
Michael A. Hart	Managing Director, Head of CPC, CEO and Chairman of the Board and Chairman of Investment Committee
Mark Jenkins	Managing Director, Head of Carlyle Global Credit
Jeffrey S. Levin	Managing Director, President of the Company
Thomas Hennigan	Managing Director, Chief Risk Officer of CPC, Chief Risk Officer and Head of Underwriting and Portfolio Management of the Company
Grishma Parekh	Managing Director, Head of Origination of the Company and Carlyle Private Credit
Linda Pace	Managing Director, Head of Carlyle Loans and Structured Credit
Erica Frontiero	Managing Director, Head of Capital Markets of Carlyle Private Credit
For biographical information of Mr. Hart, see “—Biographical Information and Discussion of Experience and Qualifications—Interested Directors.” For biographical information about Mr. Levin see “—Biographical Information and Discussion of Experience and Qualifications—Executive Officers Who Are Not Directors.”
Mark Jenkins is a Managing Director of Carlyle and Head of Carlyle Global Credit. Prior to joining Carlyle in 2016, Mr. Jenkins was a Senior Managing Director at Canada Pension Plan Investment Board (CPPIB) where he was responsible for leading CPPIB’s Global Private Investment Group with approximately CAD$56 billion of AUM. He was Chair of the Credit Investment Committee, Chair of the Private Investments Committee and also managed the portfolio value creation group. While at CPPIB, Mr. Jenkins founded CPPIB Credit Investments, which is a multi-strategy platform making direct principal credit investments. He also led CPPIB’s acquisition and oversight of Antares Capital and the subsequent expansion in middle market direct lending. Prior to CPPIB, he was Managing Director, Co-Head of Leveraged Finance Origination and Execution for Barclays Capital in New York. Before Barclays, Mr. Jenkins worked for 11 years at Goldman Sachs & Co. in senior positions within the Fixed Income and Financing Groups in New York. He served on the boards of Wilton Re, Teine Energy, Antares Capital and Merchant Capital Solutions.

Thomas Hennigan was appointed as our Chief Risk Officer in 2016. Mr. Hennigan is also the chief risk officer of BDC II and BDC III since April 2017. He has been our Head of Underwriting and Portfolio Management since inception. In addition, Mr. Hennigan serves as the Chief Risk Officer for Carlyle Private Credit. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Hennigan served as the chief risk officer of NFIC. Mr. Hennigan may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in 2011, Mr. Hennigan was as senior vice president and head of underwriting and portfolio management for Churchill Financial LLC, which he joined in 2006. In this role, Mr. Hennigan was responsible for managing Churchill Financial’s underwriting and portfolio management activities, including supervising the professionals involved in the underwriting process and overseeing the firm’s regular portfolio review meetings. Mr. Hennigan joined Churchill Financial from GE Corporate Financial Services. During his four years at GE, Mr. Hennigan had underwriting and portfolio management responsibilities in the Global Sponsor Finance Group and in the Global Media and Communications Group. Mr. Hennigan began his career with Wachovia Securities, Inc. in 1998, where he worked in middle market investment banking and loan syndications.
Grishma Parekh was appointed as our Head of Origination in 2017. Ms. Parekh is also head of origination of BDC II since April 2017. Ms. Parekh is a Managing Director of Carlyle and also serves as the head of origination of Carlyle Private Credit. Since joining Carlyle, Ms. Parekh has been responsible for sourcing, structuring, evaluating and executing middle market private debt and equity investments across various industries. Ms. Parekh may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. She has served on the board of directors for Shari’s Management, Voice Construction, Combined Systems, and as an observer for Document Technologies and FishNet Security. Prior to joining Carlyle in 2007, Ms. Parekh was an investment banker with JPMorgan in New York.
Linda Pace is a Managing Director of Carlyle and the Head of Carlyle Loans and Structured Credit. Since joining Carlyle, Ms. Pace has been responsible for portfolio management for Carlyle High Yield Partners, deploying capital into the U.S. market in cash and synthetic form. Prior to joining Carlyle, Ms. Pace spent 10 years with BHF-Bank AG, where she was co-head of the bank’s syndicated loan group in New York. She invested in leveraged loans on behalf of the bank’s $2 billion on-balance sheet portfolio, as well as their $400 million collateralized loan obligation funds. Prior to that, Ms. Pace worked at Société Générale as a corporate credit analyst.
Erica Frontiero is a Managing Director of Carlyle and the Head of Capital Markets for Carlyle Private Credit. Prior to joining Carlyle in 2016, Ms. Frontiero spent twelve years with Antares/GE Capital in Capital Markets, structuring, syndicating, and trading leveraged loans, across a wide spectrum of industries to investors including, banks, hedge funds, pension funds and other financial institutions. She began her professional career at Banc of America Securities (Bank of America Merrill Lynch) in leveraged finance, in New York and in London. She is currently a member of the board of directors of Dress for Success Worldwide and a member of the 2016 class of WomeninPower.org, an executive fellowship program created by the 92Y in Manhattan. Ms. Frontiero is also one of the founding members of the creative advisory board for Orchid Worldwide, a boutique, sales, marketing and Travel Company, and a member of the inaugural class of Pipeline Angels, which aims to increase the number of women angel investors and social entrepreneurs in the US.
The table below shows the dollar range of shares of common stock to be beneficially owned by our portfolio managers as of December 31, 2016.

Name	Aggregate Dollar Range of Equity Securities in TCG BDC, Inc. (1)
Michael A. Hart	$100,001 – $500,000
Mark Jenkins	None
Jeffrey S. Levin	$100,001 – $500,000
Thomas Hennigan	$10,001 – $50,000
Grishma Parekh	$50,001 – $100,000
Linda Pace	$10,001 – $50,000
Erica Frontiero	None

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.
Investment Advisory Agreement
Pursuant to the Investment Advisory Agreement we entered into with our Investment Adviser, we pay our Investment Adviser a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

Base Management Fee
The base management fee is calculated and payable quarterly in arrears at an annual rate of 1.50% of our average gross assets, including assets acquired through the incurrence of debt, excluding cash and cash-equivalents and adjusted for share issuances or repurchases. Cash and cash-equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment. Prior to our initial public offering, our Investment Adviser waived its right to receive one-third (0.50%) of the 1.50% base management fee, which waiver was extended at the time of our initial public offering through September 30, 2017 at which time it terminated. Any waived base management fees are not subject to recoupment by our Investment Adviser.
Under the Investment Advisory Agreement, the base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed fiscal quarters, except for the first quarter following our initial public offering, in which case the base management fee was calculated based on our gross assets as of the end of such fiscal quarter. The base management fee is appropriately adjusted for any share issuances or repurchases during such fiscal quarter and the base management fees for any partial month or quarter will be pro-rated.
Incentive Fee
The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) in an amount equal to 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.
Incentive Fee on Pre-Incentive Fee Net Investment Income
Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the base management fee, expenses payable under our Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Under the Investment Advisory Agreement, pre-incentive net income includes, in the case of investments with a deferred interest feature, accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
Under the Investment Advisory Agreement, pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.50% per quarter (6% annualized) or a “catch-up rate” of 1.82% per quarter (7.28% annualized), as applicable.
Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.50% base management fee.
We pay our Investment Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;

•
100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.82% in any calendar quarter (7.28% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.82%) as the “catch-up.” The “catch-up” is meant to provide our Investment Adviser with approximately 17.5% of our pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.82% in any calendar quarter; and

•
17.5% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.82% in any calendar quarter (7.28% annualized) is payable to our Investment Adviser. This reflects that once the hurdle rate is reached and the catch-up is achieved, 17.5% of all pre-incentive fee investment income thereafter is allocated to our Investment Adviser.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Percentage of pre-incentive fee net investment income allocated to our Investment Adviser
These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our Investment Adviser with respect to pre-incentive fee net investment income.
Incentive Fee on Capital Gains
The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the date of determination, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined at the end of the first calendar year of operations may be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation.
Examples of Quarterly Incentive Fee Calculation
The figures provided in the following examples are hypothetical, are presented for illustrative purposes only and are not indicative of actual expenses or returns. Please refer to our SEC filings for information on actual expenses and returns.
These examples assume a 17.5% incentive fee and a 1.50% management fee.

Example 1: Income Related Portion of Incentive Fee(*):
Alternative 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%.
Hurdle rate (1) = 1.50%.
Management fee (2) = 0.375%.
Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%.
Pre-incentive fee net investment income =
(investment income - (management fee + other expenses)) = 0.675%.
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.
Alternative 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.30%.
Hurdle rate (1) = 1.50%.
Management fee (2) = 0.375%.
Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%.
Pre-incentive fee net investment income =
(investment income – (management fee + other expenses)) = 1.725%
Incentive fee = 17.5% × pre-incentive fee net investment income, subject to the “catch-up”(4)
= 100% × (1.725%–1.50%)
= 0.225%.

Alternative 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 4.00%.
Hurdle rate (1) = 1.50%.
Management fee (2) = 0.375%.
Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%.
Pre-incentive fee net investment income =
(investment income – (management fee + other expenses)) = 3.425%.
Incentive fee = 17.5% × pre-incentive fee net investment income, subject to the “catch-up” (4)
Incentive fee = 100% × “catch-up” + (17.5% × (pre-incentive fee net investment income – 1.82%)).
Catch-up = 1.82% – 1.50%.
= 0.32%
Incentive fee = (100% × 0.32%) + (17.5% × (3.425% – 1.82%))
= 0.320% + (17.5% × 1.605%)
= 0.320% + 0.281%
= 0.601%.

(*)
The hypothetical amount of pre-incentive fee net investment income shown is expressed, post-completion of the Company’s initial public offering, as a rate of return on the average daily Hurdle Calculation Value, and subsequently as a rate of return on the value of our total net assets.

(1)	Represents 6.00% annualized hurdle rate.

(2)	Represents 1.50% annualized management fee.

(3)	Hypothetical other expenses. Excludes organizational and offering expenses.

(4)
The “catch-up” provision is intended to provide our Adviser with an incentive fee of approximately 17.5% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 1.82% in any calendar quarter. The “catch-up” portion of our pre-incentive fee net investment income is the portion that exceeds the 1.5% hurdle rate but is less than or equal to approximately 1.82% (that is, 1.5% divided by (1 – 0.175)) in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:
Alternative 1
Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”).

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million.

•	Year 3: FMV of Investment B determined to be $25 million.

•	Year 4: Investment B sold for $31 million.
The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None.

•	Year 2: $5.25 million capital gains incentive fee, calculated as follows:
$30 million realized capital gains on sale of Investment A multiplied by 17.5%.

•	Year 3: None, calculated as follows:(5)
$4.375 million cumulative fee (17.5% multiplied by $25 million ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $5.25 million (previous capital gains fee paid in Year 2).

•	Year 4: $175,000 capital gains incentive fee, calculated as follows:
$5.425 million cumulative fee ($31 million cumulative realized capital gains ($30 million from Investment A and $1 million from Investment B) multiplied by 17.5%) less $5.25 million (previous capital gains fee paid in Year 2).
Alternative 2
Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million.

•	Year 4: FMV of Investment B determined to be $35 million.

•	Year 5: Investment B sold for $20 million.
The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None.

•
Year 2: $4.375 million capital gains incentive fee, calculated as follows: 17.5% multiplied by $25 million ($30 million realized capital gains on sale of Investment A less $5 million unrealized capital depreciation on Investment B).

•
Year 3: $1.225 million capital gains incentive fee, calculated as follows: $5.6 million cumulative fee (17.5% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $4.375 million (previous capital gains fee paid in Year 2).

•
Year 4: $525,000 capital gains incentive fee, calculated as follows: $6.125 million cumulative fee (17.5% multiplied by $35 million cumulative realized capital gains) less $5.6 million (previous cumulative capital gains fee paid in Year 2 and Year 3).

•
Year 5: None $4.375 million cumulative fee (17.5% multiplied by $25 million ($35 million cumulative realized capital gains less $10 million realized capital losses)) less $6.125 million (previous cumulative capital gains fee paid in Years 2, 3 and 4).

(5)
If the Investment Advisory Agreement is terminated on a date other than December 31 of any year, we may pay aggregate capital gain incentive fees that are more than the amount of such fees that would have been payable if the Investment Advisory Agreement had been terminated on December 31 of such year. This would occur if the fair market value of an investment declined between the time the Amended Advisory Agreement was terminated and December 31.

For the nine month period ended September 30, 2017, incentive fees related to pre-incentive fee net investment income were $15,459 thousand. For the years ended December 31, 2016 and 2015, incentive fees related to pre-incentive fee net investment income were $14,905 thousand and $8,881 thousand, respectively.
For the nine month period ended September 30, 2017, and for the years ended December 31, 2016 and 2015, there were no incentive fees related to realized capital gains.
For the nine month period ended September 30, 2017, base management fees were $11,854 thousand (net of waiver of $5,927 thousand). For the years ended December 31, 2016 and 2015, base management fees were $12,359 thousand and $8,907 thousand, respectively (net of waiver of $6,180 thousand and $4,454 thousand, respectively).
As of September 30, 2017 and December 31, 2016, $9,986 thousand and $8,157 thousand, respectively, was included in base management and incentive fees payable in the accompanying Consolidated Statements of Assets and Liabilities.

Expenses
Our primary operating expenses include the payment of: (i) investment advisory fees, including base management fees and incentive fees, to our Investment Adviser pursuant to the Investment Advisory Agreement; (ii) costs and other expenses and our allocable portion of overhead incurred by our Administrator in performing its administrative obligations under the Administration Agreement; and (iii) other operating expenses as detailed below:

•	the costs associated with the private offering of our common stock prior to our initial public offering;

•	the costs of any other offerings of our common stock and other securities, if any;

•	calculating individual asset values and our NAV (including the cost and expenses of any independent valuation firms);

•
expenses, including travel expenses, incurred by our Investment Adviser, or members of our Investment Adviser team managing our investments, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, expenses of enforcing our rights;

•	the base management fee and any incentive fee payable under our Investment Advisory Agreement;

•	certain costs and expenses relating to distributions paid on our shares;

•	administration fees payable under our Administration Agreement and sub-administration agreements, including related expenses;

•	debt service and other costs of borrowings or other financing arrangements;

•	the allocated costs incurred by our Investment Adviser in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, making or holding investments;

•	the costs associated with subscriptions to data service, research-related subscriptions and expenses and quotation equipment and services used in making or holding investments;

•	transfer agent and custodial fees;

•	costs of hedging;

•	commissions and other compensation payable to brokers or dealers;

•	federal and state registration fees;

•	any U.S. federal, state and local taxes, including any excise taxes;

•	independent director fees and expenses;

•
costs of preparing financial statements and maintaining books and records, costs of preparing tax returns, costs of Sarbanes-Oxley Act compliance and attestation and costs of filing reports or other documents with the SEC (or other regulatory bodies), and other reporting and compliance costs, including registration and listing fees, and the compensation of professionals responsible for the preparation or review of the foregoing;

•
the costs of any reports, proxy statements or other notices to our stockholders (including printing and mailing costs), the costs of any stockholders’ meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

•	the costs of specialty and custom software for monitoring risk, compliance and overall portfolio, including any development costs incurred prior to the filing of our election to be regulated as a BDC;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct fees and expenses associated with independent audits, agency, consulting and legal costs; and

•	all other expenses incurred by us or our Administrator in connection with administering our business, including our allocable share of certain officers and their staff compensation.
We expect our general and administrative expenses to be relatively stable or to decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.
Board Approval of the Investment Advisory Agreement
In accordance with Section 15(a) and 15(c) of the Investment Company Act, the Original Investment Advisory Agreement was amended and restated by the Investment Advisory Agreement after receiving the approval of our Board, including a majority of our Independent Directors, at an in-person meeting of the Board held on May 30, 2017, and the approval of our stockholders at a special meeting of our stockholders held on September 15, 2017.
In its consideration of the Investment Advisory Agreement, the Board considered the information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by our Investment Adviser;

•	the investment performance of our Investment Adviser;

•	comparative data with respect to advisory fees or similar expenses paid by other BDCs, investment companies and other accounts, if any, of our Investment Adviser with similar investment objectives;

•	our projected operating expenses and expense ratio compared to BDCs, investment companies and other accounts, if any, of our Investment Adviser with similar investment objectives;

•	the costs of the services to be provided and profits to be realized by our Investment Adviser and its affiliates from the relationship with us;

•	the extent to which economies of scale would be realized as we continue to grow;

•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of our Investment Adviser; and

•	the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
No single factor was determinative of the Board’s and the Independent Directors’ decisions to approve the Investment Advisory Agreement, but rather, the directors based their determination on the total mix of information available to them. Following consideration of the foregoing, the Board determined that the terms of the Investment Advisory Agreement are fair to, and in the best interests of, us and our stockholders.

Duration, Termination and Amendment
On April 3, 2013, the Company’s Board, including a majority of Independent Directors approved the Original Investment Advisory Agreement in accordance with, and on the basis of an evaluation satisfactory to such directors as required by, Section 15(c) of the Investment Company Act. The Original Investment Advisory Agreement was amended and restated by the Investment Advisory Agreement on September 15, 2017 after the approval of the Company’s Board, including a majority of the Independent Directors, at an in-person meeting of the Board held on May 30, 2017 and the approval of the Company’s stockholders at a special meeting of stockholders held on September 15, 2017. The Investment Advisory Agreement amended the Original Investment Agreement to, among other things, (i) reduce the incentive fee payable by the Company to the Investment Adviser from an annual rate of 20% to an annual rate of 17.5%, (ii) delete the incentive fee payment deferral test described below, and (iii) include in the pre-incentive fee net investment income, in the case of investments with a deferred interest feature, accrued income that the Company has not yet received in cash. The initial term of the Investment Advisory Agreement will expire on September 15, 2019 and, unless terminated earlier, the Investment Advisory Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board and by the vote of a majority of the Independent Directors. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.
Indemnification
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Investment Adviser, its respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with our Investment Adviser, including without limitation its sole member, are entitled to indemnification from us for all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by any of them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance in good faith of any of the Investment Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Company.
Organization of our Investment Adviser
Our Investment Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of our Investment Adviser are located at 520 Madison Ave., 40th Floor, New York, New York 10022.
Administration Agreement
CGMSFA, a Delaware limited liability company, serves as our Administrator. Pursuant to the Administration Agreement that we entered into with our Administrator, our Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, and being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists us in determining and publishing our NAV, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.
Payments under the Administration Agreement are equal to an amount that reimburses our Administrator for its costs and expenses and our allocable portion of overhead incurred by our Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the compensation paid to or compensatory distributions received by our officers (including our Chief Compliance Officer and Chief Financial Officer) and their respective staff who provide services to us, operations staff who provide services to us, and internal audit staff. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Additionally, we ultimately bear the costs of any sub-administration agreements that our Administrator enters into.
For the nine months ended September 30, 2017, we incurred $522 thousand in fees under the Administration Agreement, which were included in administration service fees in the accompanying Consolidated Statements of Operations. For the years ended December 31, 2016 and 2015, we incurred $703 thousand and $595 thousand, respectively, in fees under the Administrative Agreement, which were included in administrative service fees in the accompanying Consolidated Statements of Operations. As of September 30, 2017 and December 31, 2016, $100 thousand and $137 thousand, respectively, was unpaid and included in administrative service fees payable in the accompanying Consolidated Statements of Assets and Liabilities.

Sub-Administration Agreements
Our Administrator entered into the Carlyle Sub-Administration Agreements pursuant to which Carlyle Employee Co. and CELF agreed to provide our Administrator with access to certain legal, operations, financial, compliance, accounting, internal audit (in their role of performing our Sarbanes-Oxley Act internal control assessment), clerical and administrative personnel that presently support our Investment Adviser’s investment team. Pursuant to the Carlyle Sub-Administration Agreements, our Administrator agreed to reimburse Carlyle Employee Co. and CELF for their respective allocable portion of the compensation or compensatory distribution of any personnel, other than legal department personnel, that Carlyle Employee Co. and CELF provide for its use. In addition, our Administrator, pursuant to a separate sub-administration agreement, has engaged State Street, to act on behalf of our Administrator in its performance of certain other administrative services for us. The principal office of State Street is One Lincoln Street, Boston, MA 02111. State Street also serves as our custodian. The initial term of the State Street Sub-Administration Agreement ends on April 1, 2017 and, unless terminated earlier, the State Street Sub-Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. The State Street Sub-Administration Agreement may be terminated upon at least 60 days’ written notice and without penalty by the vote of a majority of the outstanding securities of the Company, or by the vote of the Board or by either party to the State Street Sub-Administration Agreement.
For the nine months ended September 30, 2017, $531 thousand fees incurred in connection with the Sub-Administration Agreements were included in other general and administrative in the accompanying Consolidated Statements of Operations. For the years ended December 31, 2016 and 2015, fees incurred in connection with the Sub-Administration Agreements, which amounted to $602 thousand and $486 thousand, respectively, were included in other general and administrative in the accompanying Consolidated Statements of Operations. As of September 30, 2017 and December 31, 2016, $122 thousand and $159 thousand, respectively, was unpaid and included in other accrued expenses and liabilities in the accompanying Consolidated Statements of Assets and Liabilities.
Indemnification
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator, its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with our Administrator, including without limitation its sole member, the Investment Adviser to the extent that they are providing services for or otherwise acting on behalf of our Administrator, Adviser or the Company, are entitled to indemnification from us for all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by any of them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance in good faith of any of our Administrator’s duties or obligations under the Administration Agreement or otherwise as an administrator adviser of the Company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
As a BDC, we are also subject to certain regulatory requirements that restrict our ability to engage in certain related-party transactions. In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us and other affiliated persons, including our Investment Adviser, stockholders that own more than 5% of us, employees, officers and directors of us and our Investment Adviser and certain persons directly or indirectly controlling, controlled by or under common control with the foregoing persons. Our policies and procedures also assist us in complying with the relevant sections of the Investment Company Act and the restrictions associated with the Exemptive Relief. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the Investment Company Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by our Board or exemptive relief for such transactions. Our Board will review these procedures on an annual basis.
Investment Advisory Agreement
We are party to the Investment Advisory Agreement with our Investment Adviser, a wholly owned subsidiary of Carlyle, an entity in which certain of our directors and officers and members of our Investment Adviser’s investment team may have indirect ownership and pecuniary interests. See “Management—Investment Advisory Agreement.”
Our Investment Adviser, members of its investment committee, members of its investment team, our executive officers and directors and other current and future principals of our Investment Adviser may serve as investment advisers, officers, directors or principals of other entities and investment funds that operate in the same or a related line of business as we do and/or investment funds, accounts and other similar arrangements advised by Carlyle, including other affiliated BDCs. Currently, our executive officers, as well as the other principals of our Investment Adviser manage other funds affiliated with Carlyle. In addition, our Investment Adviser’s investment team has responsibilities for sourcing and managing U.S. middle market debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, us or our stockholders. See “Risk Factors—Risks Related to Our Business and Structure— There are significant potential conflicts of interest, including the management of other investment funds and accounts by our Investment Adviser, which could impact our investment returns”; “Business—Allocation of Investment Opportunities and Potential Conflicts of Interest”; and “Management—Investment Advisory Agreement” for more information. For information on payments made under the Investment Advisory Agreement, see “Management—Investment Advisory Agreement.”
Administration Agreement
Our Administrator, an affiliate of our Investment Adviser, provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to the Administration Agreement which we entered into with our Administrator. Our Administrator receives reimbursements equal to an amount that reimburses it for its costs and expenses and our allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the compensation paid to or compensatory distributions received by our officers (including our Chief Compliance Officer and Chief Financial Officer) and respective staff who provide services to us, operations staff who provide services to us, and internal audit staff in their role of performing our Sarbanes-Oxley Act internal control assessment. See “Management—Organization of our Investment Adviser—Administration Agreement” for more information. For information on payments made under the Administration Agreement, see “Management—Organization of our Investment Adviser—Administration Agreement.”

Additionally, from time to time our Investment Adviser, our Administrator and their respective affiliates, may pay third-party providers to us of goods or services. We will subsequently reimburse our Investment Adviser, our Administrator or such affiliates thereof for any such amounts paid on our behalf.
10b5-1 Plan
Certain individuals affiliated with Carlyle have adopted the 10b5-1 Plan in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act, under which the participants will buy up to $15 million in the aggregate of our common stock in the open market during the period beginning July 17, 2017 and ending on the earlier of the date on which the capital committed to the 10b5-1 Plan has been exhausted or June 19, 2018, subject to certain conditions. The 10b5-1 Plan requires the plan administrator to purchase shares of common stock when the market price per share is below the Company’s most recently reported NAV per share (including any updates, corrections or adjustments publicly announced by the Company to any previously announced NAV per share). Whether purchases will be made pursuant to the 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of our common stock or retarding a decline in the market price of the common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market. See “Risk Factors—Purchases of our common stock under the 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market.”
Placement Fees
The Company was party to a placement fee arrangement with TCG Securities, L.L.C. (“TCG”), a licensed broker-dealer and an affiliate of the Investment Adviser, which may require stockholders to pay a placement fee to TCG for TCG’s services, which terminated at the time our registration statement for our initial public offering went effective.
For the nine month period ended September 30, 2017, TCG earned placement fees of $19 thousand from the Company’s stockholders in connection with the issuance or sale of the Company’s common stock.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
As of November 30, 2017, there were 62,207,603 shares of common stock issued and outstanding and 1,738 stockholders of record.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons.
The following table sets forth, as of November 30, 2017, the beneficial ownership as indicated in the Company’s books and records of each current Director, each executive officer of the Company, the executive officers and Directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock. To our knowledge, as of November 30, 2017, there were no other persons than those listed below who owned 5% or more of the outstanding shares of our common stock. Except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is 520 Madison Avenue, 40th Floor, New York, NY 10022.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Five-Percent Stockholders:
State of Connecticut acting through its treasurer as trustee	3,199,468	(1)	5.2%
Directors and Named Executive Officers:
Interested Directors
Michael A. Hart	21,238	(2)	*
Eliot P.S. Merrill	10,100	(3)	*
Independent Directors
Nigel D.T. Andrews	10,100	(4)	*
Leslie E. Bradford	—		—
John G. Nestor	—		—
Named Executive Officers Who Are Not Directors
Mathew Cottrell	—		—
Jeffrey S. Levin	15,782	(5)	*
Orit Mizrachi	2,434	(6)	*
Venugopal Rathi	526	(7)	*
All Directors and Executive Officers Group (nine persons)	60,180		0.1%

*	Represents less than one tenth of one percent.

(1)	Consists of 3,199,468 shares of common stock directly owned. The address of the State of Connecticut is 55 Elm Street, 6th Floor, Hartford, Connecticut 06106.

(2)	Consists of 21,238 shares of common stock directly owned by Mr. Hart.

(3)	Consists of 10,100 shares of common stock directly owned by Mr. Merrill.

(4)	Consists of 10,100 shares of common stock directly owned by Mr. Andrews.

(5)	Consists of 15,782 shares of common stock directly owned by Mr. Levin.

(6)	Consists of 2,434 shares of common stock directly owned by Ms. Mizrachi.

(7)	Consists of 526 shares of common stock directly owned by Mr. Rathi.

SELLING STOCKHOLDERS
This prospectus also relates to 5,500,000 shares of our common stock that may be offered for resale on behalf of the stockholders identified below. The stockholders acquired their respective shares of our common stock (i) through subscription agreements prior to our initial public offering, (ii) through our dividend reinvestment plan, (iii) in the NFIC Acquisition or (iv) in the open market. We are registering the shares to permit the stockholders and their pledgees, donees, transferees and other successors-in-interest that receive their shares from a stockholder as a gift, partnership distribution or other non-sale related transfer after the date of this prospectus to resell the shares when and as they deem appropriate. We do not know how long the stockholders will hold the shares before selling them, if at all, or how many shares they will sell, if any, and we currently have no agreements, arrangements or understandings with any of the stockholders regarding the sale of any of the resale shares.
The following table sets forth:

•	the name of the stockholders;

•	the number and percentage of shares of our common stock that the stockholders beneficially owned prior to the offering for resale of the shares under this prospectus;

•	the number of shares of our common stock that may be offered for resale for the account of the stockholders under this prospectus; and

•
the number and percentage of shares of our common stock to be beneficially owned by the stockholders after the offering of the resale shares (assuming all of the offered resale shares are sold by the stockholders).

The number of shares in the column “Number of Shares Being Offered” represents all of the shares that each stockholder may offer under this prospectus. The shares offered by this prospectus may be offered from time to time by the stockholders listed below.
This table is prepared solely based on information supplied to us by the listed stockholders and any public documents filed with the SEC. The applicable percentages of beneficial ownership are based on an aggregate of 62,207,603 shares of our common stock issued and outstanding on November 30, 2017, adjusted as may be required by rules promulgated by the SEC. Certain selling stockholders have affiliations with broker-dealers, but received the shares in the ordinary course of business and, at the time of receipt, had no agreements or understandings, directly or indirectly, with any person to distribute the shares. No selling stockholder has, or within the past three years has had, any position, office, or other material relationship with us.
Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power (including the power to dispose) with respect to the securities.

	Shares Beneficially Owned Prior to Offering		Number of Shares Being Offered	Shares Beneficially Owned After Offering
Stockholders	Number	Percent		Number	Percent

DETERMINATION OF NET ASSET VALUE
In accordance with the procedures adopted by our Board, the NAV per share of our outstanding shares of common stock is determined by dividing the value of total assets minus liabilities by the total number of shares outstanding.
We conduct the valuation of our assets, pursuant to which our NAV shall be determined, at all times consistent with US GAAP and the Investment Company Act. Our Board, with the assistance of the Audit Committee, determines the fair value of our assets on at least a quarterly basis, in accordance with the terms of ASC 820. Our valuation procedures are set forth in more detail below.
ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same — to estimate the price at which an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).
ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
The three-level hierarchy for fair value measurement is defined as follows:
Level 1 — inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. We do not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.
Level 2 — inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
Level 3 — inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately held entities, non-investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. Our Investment Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

We value securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. We may also obtain quotes with respect to certain of our investments, such as our securities/instruments traded in active markets and our liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, we determine whether the quote obtained is sufficient according to US GAAP to determine the fair value of the security. We may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.

Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser or our Board, does not represent fair value, shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The process generally used to determine the applicable value is as follows:

(i)
the value of each portfolio company or investment is initially reviewed by the investment professionals responsible for such portfolio company or investment and, for non-traded investments, a standardized template designed to approximate fair market value based on observable market inputs, updated credit statistics and unobservable inputs is used to determine a preliminary value, which is also reviewed alongside consensus pricing, where available;

(ii)	preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of our senior management;

(iii)
our Board engages a third-party valuation firm to provide positive assurance on portions of the Middle Market Senior Loans and equity investment portfolio each quarter (such that each non-traded investment (other than Credit Fund) is reviewed by a third-party valuation firm at least once on a rolling twelve month basis) including a review of management’s preliminary valuation and conclusion on fair value;

(iv)
our Audit Committee reviews the assessments of the Investment Adviser and the third-party valuation firm and provide our Board with any recommendations with respect to changes to the fair value of each investment in our portfolio; and

(v)
our Board discusses the valuation recommendations of the Audit Committee and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser and, where applicable, the third-party valuation firm.

All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	call features, put features and other relevant terms of debt;

•	the portfolio company’s leverage and ability to make payments;

•	the portfolio company’s public or “private” credit rating;

•	the portfolio company’s actual and expected earnings and discounted cash flow;

•	prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;

•	the markets in which the portfolio company does business and recent economic and/or market events; and

•	comparisons to comparable transactions and publicly traded securities.

Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale; and

•	securities affected by significant events.
The Board is ultimately responsible for the determination, in good faith, of the fair value of our portfolio investments.
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

DESCRIPTION OF SECURITIES
This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities, warrants and units. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and bylaws.
STOCK
Our authorized stock consists of 200,000,000 shares, par value $0.01 per share, all of which are initially designated as common stock. There are no outstanding options or warrants to purchase our stock. Our common stock is listed on the NASDAQ Global Select Market under the symbol “CGBD.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. Under our Charter, our Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, our Charter provides that the Board, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.
In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.
Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
The following are our outstanding classes of capital stock as of November 30, 2017:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	200,000,000	None	62,207,603
Preferred Stock
Our Charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.
You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer of the corporation or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of his or her ultimate entitlement to indemnification. The Charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
We have entered into indemnification agreements with our directors and executive officers that will provide the maximum indemnification permitted under Maryland law and the Investment Company Act.
Certain Provisions of the MGCL and Our Charter and Bylaws
The MGCL and our Charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors
Our Board is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2018, 2019 and 2020, respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Each year, one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of our Board will help to ensure the continuity and stability of our management and policies.
Election of Directors
As permitted by our Charter, our bylaws provide that a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our Charter and bylaws our Board may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our Charter provides that the number of directors will be increased or decreased only by the Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve unless our bylaws are amended in which case we may have more than twelve directors but never less than one. Our Charter provides that, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the Investment Company Act.
Our Charter provides that a director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our Charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the bylaws, and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by the Board or (2) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the bylaws, and at the time of the special meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by a majority of our Board, the Chairman of the Board and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange, co-invest or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast: (i) certain Charter amendments; (ii) any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company; (iii) any proposal for our liquidation or dissolution; or (iv) any proposal regarding a merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that the MGCL requires to be approved by our stockholders. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Our Charter and bylaws provide that the Board will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
As permitted by the MGCL, our Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board shall determine such rights apply.
Control Share Acquisitions
The MGCL, pursuant to the Control Share Act, provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of their increasing ranges of voting power. The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the Investment Company Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Act would, if implemented, violate Section 18(i) of the Investment Company Act.

Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the MBCA, provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons (as defined in the Investment Company Act). This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the MBCA only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the MBCA does not conflict with the Investment Company Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflict with Investment Company Act
Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the MBCA, or any provision of our Charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Exclusive Forum
Our Charter and bylaws provide that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, the Charter or bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a federal or state court located in the state of Delaware, provided that to the extent the appropriate court located in the state of Delaware determines that it does not have jurisdiction over such action, then the sole and exclusive forum shall be any federal or state court located in the state of Maryland. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid.

DESCRIPTION OF PREFERRED STOCK
In addition to shares of common stock, our Charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our Charter to set, subject to the express terms of any of our then outstanding classes or series of stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such issuance must adhere to the requirements of the Investment Company Act, Maryland law and any other limitations imposed by law.
The Investment Company Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.
For any class or series of preferred stock that we may issue, our Board will determine and the articles supplementary and the prospectus supplement relating to such class or series will describe:

•	the designation and number of shares of such class or series;

•
the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non‑participating;

•	any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

•	the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such class or series;

•	any provisions relating to the redemption of the shares of such class or series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.
The features of the preferred stock are further limited by the requirements applicable to RICs (as defined below) under the Code.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF SUBSCRIPTION RIGHTS
GENERAL
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•
the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over‑subscription privilege with respect to unsubscribed securities and the terms of such over‑subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
EXERCISE OF SUBSCRIPTION RIGHTS
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.
DILUTIVE EFFECTS

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current NAV per share, the rights offering may reduce our NAV per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•
in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•
in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book‑entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the Investment Company Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of Ares Capital and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The Investment Company Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Additional Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities is issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.
The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we will, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”
GENERAL
The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the events of default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities.
CONVERSION AND EXCHANGE
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
PAYMENT AND PAYING AGENTS
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
Except as otherwise indicated in the applicable prospectus supplement, if any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the applicable prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book‑entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
EVENTS OF DEFAULT
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

•	We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within 5 days.

•
We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days.

•	Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”) (Section 315 of the Trust Indenture Act of 1939). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•
The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book‑entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
MERGER OR CONSOLIDATION
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•	Immediately after giving effect to such transaction, no default or Event of Default shall have happened and be continuing.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
MODIFICATION OR WAIVER
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	materially adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify certain of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture, and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect, including adding additional covenants or events of default. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•
If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•
For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book‑entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
DEFEASANCE
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service (“IRS”) ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”
FORM, EXCHANGE AND TRANSFER OF CERTIFICATED REGISTERED SECURITIES
Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
RESIGNATION OF TRUSTEE
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
INDENTURE PROVISIONS—SUBORDINATION
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture. “Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.
THE TRUSTEE UNDER THE INDENTURE
We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

CERTAIN CONSIDERATIONS RELATING TO FOREIGN CURRENCIES
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.
BOOK‑ENTRY DEBT SECURITIES
The Depository Trust Company (“DTC”), New York, NY, will act as securities depository for the debt securities. The debt securities will be issued as fully‑ registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully‑registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.
DTC, the world’s largest securities depository, is a limited‑purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non‑U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post‑trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic, computerized book‑entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non‑U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non‑U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.
Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is, in turn, to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book‑entry system for the debt securities is discontinued.
To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not affect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).
Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of the Direct and Indirect Participants.
DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book‑entry‑only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book‑entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF UNITS
The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.
We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.
A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

•
the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

DIVIDEND REINVESTMENT PLAN
We have an “opt out” dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, other than those stockholders who have “opted out” of the plan. Under the plan, if our Board authorizes, and we declare, a cash dividend or distribution, our stockholders who have not elected to “opt out” of our dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving cash.

Each registered stockholder may elect to have such stockholder’s dividends and distributions distributed in cash rather than participate in the plan.
For any registered stockholder that does not so elect, distributions on such stockholder’s shares will be reinvested by State Street, our plan administrator, in additional shares. The number of shares to be issued to the stockholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes. The plan administrator will maintain all participants’ accounts in the plan and furnish written confirmation of all transactions in the accounts. Shares in the account of each participant will be held by the plan administrator on behalf of the participant in book entry form in the plan administrator’s name or the plan administrator’s nominee. Those stockholders whose shares are held through a broker or other nominee may receive cash distributions by notifying their broker or nominee of their election. We intend to continue to pay quarterly distributions to our stockholders out of assets legally available for distribution. Future quarterly distributions, if any, will be determined by our Board. All future distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare such distributions in future periods. See “Price Range of Common Stock and Distributions.”
We intend to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the NAV per share on the relevant valuation date. If the market value per share is less than the NAV per share on the relevant valuation date, the plan administrator would implement the plan through the purchase of common stock on behalf of participants in the open market, unless we instruct the plan administrator otherwise. If we are implementing the plan through the issuance of newly issued shares, the number of shares to be issued to a stockholder would be determined by dividing the total dollar amount of the dividend or distribution payable to such stockholder by the market price per share of our common stock on the relevant valuation date. If the plan administrator is purchasing common stock on behalf of participants to implement the plan, the number of shares to be issued to a stockholder would be determined by dividing the total dollar amount of the dividend or distribution payable to such stockholder by the average purchase price per share of all shares of common stock purchased with respect to that dividend or distribution. Market price per share as of any date would be the closing price per share of our common stock on the primary exchange on which our common stock is traded or, if no sale is reported for such day on such exchange, at the average of the electronically reported bid and asked prices for that day. The number of shares of our common stock to be outstanding after giving effect to payment of a dividend or distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.
The plan administrator’s fees under the plan are paid by us. If a participant elects to sell part or all of his, her or its shares and have the proceeds remitted to the participant, such request must first be submitted to the participant’s broker, who will coordinate with the plan administrator and who may deduct a per share brokerage commission from the proceeds.
Participants may terminate their accounts under the plan by notifying the plan administrator.
Stockholders who receive dividends and distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who receive their dividends and distributions in cash. However, since their cash dividends and distributions will be reinvested in our common stock, such stockholder will not receive cash with which to pay applicable taxes on reinvested dividends and distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or distribution from us will generally be equal to the cash that would have been received if the stockholder had received the dividend or distribution in cash, unless we issue new shares that are trading at or above NAV, in which case, the stockholder’s basis in the new shares will generally be equal to their fair market value. Any stock received in a dividend or distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
We reserve the right to amend or terminate the plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. There is no direct service charge to participants with regard to purchases in the plan; however, we reserve the right to amend the plan to include a service charge payable by the participants. Notice will be sent to participants of any amendments as soon as practicable after such action by us.
All correspondence concerning the plan should be directed to the plan administrator by mail at State Street Corporation, Attention: Plan Administrator, 100 Huntington Ave., Copley Place Tower 2, Floor 3, Mail Code: CPH0255, Boston, MA 02116. Participants who hold their shares through a broker or other nominee should direct correspondence or questions concerning the dividend reinvestment plan to their broker or nominee.

REGULATION
General
We have elected to be regulated as a BDC under the Investment Company Act and have elected to be treated as a RIC under the Code. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A publicly traded BDC provides stockholders with the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.
We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the Investment Company Act. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be Independent Directors. We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because we are a BDC, we are not generally permitted to make loans to companies controlled by Carlyle or other funds managed by Carlyle. We are also not permitted to make any co-investments with our Investment Adviser or its affiliates (including any fund managed by Carlyle) without exemptive relief from the SEC, subject to certain exceptions, including with respect to our downstream affiliates. The SEC has granted us Exemptive Relief that permits us and certain present and future funds advised by our Investment Adviser (or a future investment adviser controlling, controlled by or under common control with our Investment Adviser) to co-invest in suitable negotiated investments. Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit our ability to participate in a co-investment transaction. We may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable law and regulations, existing regulatory guidance, and our Investment Adviser’s allocation policies and procedures.
As a BDC, we are generally required to meet an asset coverage ratio, defined under the Investment Company Act as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage the risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. The portion of our portfolio invested in securities issued by investment companies ordinarily will subject our stockholders to additional indirect expenses. Our investment portfolio is also subject to diversification requirements by virtue of our intended status to be a RIC for U.S. tax purposes. See “Risk Factors—Risks Related to Our Business and Structure” for more information.
In addition, investment companies registered under the Investment Company Act and private funds that are excluded from the definition of “investment company” pursuant to either Section 3(c)(1) or 3(c)(7) of the Investment Company Act may not acquire, directly or through a controlled entity, more than 3% of our total outstanding voting stock (measured at the time of the acquisition), unless the funds comply with an exemption under the Investment Company Act. As a result, certain of our investors may hold a smaller position in our shares than if they were not subject to these restrictions.

We are generally not able to issue and sell our common stock at a price below NAV per share. See “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we will, raise additional capital.” As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV of our common stock if our Board determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
We will be periodically examined by the SEC for compliance with the Investment Company Act.
As a BDC, we are subject to certain risks and uncertainties. See “Risk Factors—Risks Related to Our Business and Structure.”
Qualifying Assets
We may invest up to 30% of our portfolio opportunistically in “non-qualifying assets,” which will be driven primarily through opportunities sourced through the CPC platform. However, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

(c)	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(2)	Securities of any eligible portfolio company which we control.

(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment.
Managerial Assistance to Portfolio Companies
A BDC must have been organized under the laws of, and have its principal place of business in, any state or states within the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Our Investment Adviser or an affiliate thereof may provide such managerial assistance on our behalf to portfolio companies that request such assistance. We may receive fees for these services.
Temporary Investments
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as “temporary investments,” so that 70% of our assets are qualifying assets. We may also invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and Senior Securities
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factor—Risks Related to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we will, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”
Code of Ethics
We and our Investment Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our and our Investment Adviser’s personnel in securities that may be purchased or sold by us. Our code of ethics is filed with the SEC. For information on how to obtain a copy of the code of ethics, see “Additional Information.”
Compliance Policies and Procedures
We and our Investment Adviser have each adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule 13a-15 of the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting and, commencing as of December 31, 2017, which is the date on which we cease to be an emerging growth company under the JOBS Act, must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

•
pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to our Investment Adviser. The proxy voting policies and procedures of our Investment Adviser are set forth below. These guidelines are reviewed periodically by our Investment Adviser and our Independent Directors, and, accordingly, are subject to change.
An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, our Investment Adviser recognizes that it must vote portfolio securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Our Investment Adviser will vote proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. Our Investment Adviser will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although our Investment Adviser will generally vote against proposals that may have a negative impact on our portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.
Our Investment Adviser’s proxy voting decisions will be made by its investment committee. To ensure that the vote is not the product of a conflict of interest, our Investment Adviser will require that: (1) anyone involved in the decision making process disclose to our Investment Adviser’s investment committee, and Independent Directors, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how our Investment Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities during the nine month period ended September 30, 2017 free of charge by making a written request for proxy voting information to our Investor Relations Department at TCG BDC, Inc., 520 Madison Avenue, 40th Floor, New York, New York, 10022, by calling us at (212) 813-4900 or on the SEC’s website at www.sec.gov.
Privacy Principles
We endeavor to maintain the privacy of our stockholders and to safeguard their non-public personal information. The following information is provided to help stockholders understand what non-public personal information we collect, how we protect that information and why, in certain cases, we may share that information with select other parties.
We may collect non-public personal information about stockholders from our subscription agreements or other forms, such as name, address, account number and the types and amounts of investments, and information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity. We may disclose the non-public personal information that we collect from our stockholders or former stockholders, as described above, to our affiliates and service providers and as allowed by applicable law or regulation. Any party that receives this information from us is permitted to use it only for the services required by us and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. We permit access only by authorized personnel who need access to that non-public personal information to provide services to us and our stockholders. We also maintain physical, electronic and procedural safeguards for non-public personal information that are designed to comply with applicable law.

Compliance with Listing Requirements
Our shares of common stock began trading on the NASDAQ Global Select Market under the symbol “CGBD” on June 14, 2017. As a listed company on the NASDAQ Global Select Market, we are subject to various listing standards including corporate governance listing standards. We will monitor our compliance with all listing standards and will take actions necessary to ensure that we are in compliance therewith.
Compliance with the JOBS Act
We currently are an “emerging growth company,” as defined in the JOBS Act, until the earliest of:

•	up to five years measured from the date of the first sale of common equity securities pursuant to an effective registration statement;

•	the last day of the first fiscal year in which our annual gross revenues are $1.07 billion or more;

•	the date on which we have, during the preceding three-year period, issued more than $1.0 billion in non-convertible debt; and

•
the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of the common stock that is held by non-affiliates exceeds $700 million as of any June 30.

As of June 30, 2017, the market value of the common stock held by non-affiliates exceeded $700 million. Accordingly, we will cease to be an emerging growth company as of December 31, 2017.
Under the JOBS Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected. See “Risk Factors—Risks Related to Our Business and Structure—For as long as we are an “emerging growth company,” under the JOBS Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting.”
In addition, Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act, as amended by Section 102(b) of the JOBS Act, provide that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. However, pursuant to Section 107 of the JOBS Act, we are choosing to “opt out” of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us, to our qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and to an investment in shares of our common stock. This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. If we choose to issue preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, the material U.S. federal income tax considerations in relation to such securities will be addressed in the relevant prospectus supplement. This summary applies only to beneficial owners of our common stock that hold such common stock as capital assets.
This summary does not purport to be a complete description of all the income tax considerations applicable to such an investment. For example, we have not described all of the tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, partnerships or other pass-through entities (including S corporations) and their owners, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, financial institutions, real estate investment trusts (“REITs”) , RICs, U.S. persons with a functional currency other than the U.S. dollar, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations,” “passive foreign investment companies,” and persons that hold our common stock as a position in a “straddle,” “hedge,” or as part of a “constructive sale” for U.S. federal income tax purposes or to the owners or partners of a stockholder. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, its legislative history, existing and proposed regulations, and published rulings and court decisions all as currently in effect, all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed herein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the Medicare surtax on net investment income, special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt securities or certain other investment assets. For purposes of this discussion, a “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•
a trust if (i) a U.S. court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of the substantial decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
For purposes of this discussion, a “non-U.S. stockholder” generally is a beneficial owner of the shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership (or entity or arrangement treated as a partnership) and certain determinations made at the partner level. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its own tax advisors with respect to the partnership’s purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.
Taxation as a Regulated Investment Company
We have elected to be treated, and intend to qualify annually, as a RIC for U.S. federal income tax purposes under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. Instead, dividends we distribute generally will be taxable to the holders of our common stock, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to the holders of our common stock. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders on an annual basis at least 90% of our investment company taxable income or ICTI (generally, our net ordinary income plus the excess of our realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction) for each taxable year (the “Annual Distribution Requirement”). The following discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement for each taxable year.
In order to qualify as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, we must, among other things:

•	continue to qualify and have in effect an election to be treated as a BDC under the Investment Company Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities or foreign currencies (the “90% Gross Income Test”); and

•
diversify our holdings such that at the end of each quarter of our taxable year, at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships”(the “Diversification Tests”).

If we qualify as a RIC and satisfy the Annual Distribution Requirement, as we believe we will, then we will not be subject to U.S. federal income tax on the portion of our net taxable income that we timely distribute (or are deemed to timely distribute) to stockholders. We are subject to U.S. federal income tax at regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We intend to make distributions as additional shares of our common stock, unless you elect to “opt out” of our dividend reinvestment plan, in which case you will receive your distributions in cash. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The IRS has issued private rulings indicating that this rule will apply even if the issuer limits the total amount of cash that may be distributed, provided that the limitation does not cause the cash to be less than 20% of the total distribution. We generally intend to pay distributions in cash to stockholders who have “opted out” of our dividend reinvestment plan. However, we reserve the right, in our sole discretion from time to time, to limit the total amount of cash distributed to as little as 20% of the total distribution depending on, among other factors, the levels of our cash balances. In such a case, each stockholder receiving cash would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. In no event will any stockholder that has “opted out” of our dividend reinvestment plan, in which case such stockholder will receive cash, receive less than 20% of his or her entire distribution in cash. For U.S. federal income tax purposes, the amount of a dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.
Stockholders receiving dividends in shares of our common stock will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current or accumulated earnings and profits for U.S. federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders were to determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price (if any) of our common stock. It is unclear whether and to what extent we will be able to pay taxable dividends of the type described in this paragraph. We may make investments that produce income that is not matched by a corresponding cash receipt by us. Any such income would be treated as income earned by us and therefore would be subject to both the Annual Distribution Requirement and the Excise Tax Distribution Requirements (as defined below). Such investments may require us to borrow money or dispose of other securities in order to comply with those requirements. However, under the Investment Company Act (and possibly certain debt covenants), we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation.”

Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Distribution Requirements (as defined below), we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to raise additional debt or equity capital or sell assets to make distributions, we may not be able to make sufficient distributions to satisfy the Annual Distribution Requirement, and therefore would not be able to maintain our qualification as a RIC. Additionally, we may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent us from accruing a long-term holding period. These investments may prevent us from making capital gain distributions as described below. We intend to monitor our transactions, make the appropriate tax elections and make the appropriate entries in our books and records when we make any such investments in order to mitigate the effect of these rules.
A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed our investment company income, we would have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses generally do not pass through to the holders of its common stock. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset future capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we may for U.S. federal income tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions. In addition, if future capital gains are offset by carried forward capital losses, such future capital gains are not subject to any corporate-level U.S. federal income tax, regardless of whether they are distributed to the holders of our common stock.
We may include in our taxable income certain amounts that we have not yet received in cash. For example, if we hold debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), we must include in our taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation, such as warrants or stock. Because such original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make distributions to the holders of our common stock in order to satisfy the Annual Distribution Requirements and/or the Excise Tax Distribution Requirement, even though we will have not received any corresponding cash payments. Accordingly, to enable us to make distributions to the holders of our common stock that will be sufficient to enable us to satisfy the Annual Distribution Requirement, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).
In addition, if we fail to distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any undistributed ordinary income and capital gain net income for preceding years on which we paid no U.S. federal income tax less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), we will be liable for a 4% nondeductible excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.
Failure to Qualify as a RIC
If we failed to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, we might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which might, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If we failed to qualify for treatment as a RIC and such relief provisions do not apply to us, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate U.S. federal income tax rates (and we also would be subject to any applicable state and local taxes), regardless of whether we make any distributions to the holders of our common stock. We would not be able to deduct distributions to our stockholders, nor would distributions to the holders of our common stock be required to be made for U.S. federal income tax purposes. Any distributions we make generally would be taxable to the holders of our common stock as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. stockholders, to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. holders of our common stock that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in its shares of our common stock, and any remaining distributions would be treated as capital gain.
Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the 5-year period after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of our requalification as a RIC. We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.
Our Investments—General
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. We have and intend to continue to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.
Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.
A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, cause us to recognize taxable income without a corresponding receipt of cash, which could affect our ability to satisfy the Annual Distribution Requirement and/or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test or otherwise would not count toward satisfying the Diversification Tests.
Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.
If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable dividend to the holders of our common stock. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution

Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Distribution Requirements. See “—Taxation as a Regulated Investment Company” above.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Some of the income that we might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Gross Income Test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Gross Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to the holders of our common stock on such fees and income.
The remainder of this discussion assumes that we qualify as a RIC for each taxable year.
Taxation of U.S. Stockholders
The following discussion applies only to U.S. stockholders. If you are not a U.S. stockholder, this section does not apply to you.
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions we pay to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) generally are taxable to U.S. stockholders at the preferential rates applicable to long-term capital gains. However, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to Qualifying Dividends or the dividends received deduction available to corporations under the Code. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
Our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the dollar amount that would have been received if the stockholder had received the dividend or distribution in cash, unless we were to issue new shares that are trading at or above NAV, in which case, the stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder’s allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for its shares of common stock. Since we expect to pay tax on any retained capital gains at the regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals (and other non-corporate U.S. stockholders) on long-term capital gains, the amount of tax that individual stockholders (and other non-corporate U.S. stockholders) will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S.

federal income tax. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders. We cannot treat any of our investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.
In general, individual and certain other non-corporate U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares, and a maximum U.S. federal income tax rate of 23.8% on their net taxable gain after taking into account the net investment income tax, discussed below. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may currently deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
We believe that we qualify as a publicly offered RIC and will continue to qualify as a publicly offered RIC for this and future tax years. We qualify as a publicly offered RIC if either (i) shares of our common stock are held by at least 500 persons at all times during a taxable year or (ii) shares of our common stock are treated as regularly traded on an established securities market. For any period that we are not considered to be a “publicly offered” RIC, for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (i) our earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the management and incentive fees paid to our Investment Adviser and certain of our other expenses, (ii) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year and (iv) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. Miscellaneous itemized deductions generally are deductible by a U.S. stockholder of our common stock that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 67 of the Code.
We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Tax Shelter Reporting Regulations
If a U.S. stockholder recognizes a loss with respect to common stock of the Company of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder, the U.S. stockholder generally must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their specific circumstances.
Net Investment Income Tax
A non-corporate U.S. stockholder (other than certain trusts) generally will be subject to a 3.8% tax on the lesser of (i) the U.S. stockholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. holder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to the our common stock, and net gain attributable to the disposition of the our common stock (in each case, unless such common stock is held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.
Taxation of Non-U.S. Stockholders
The following discussion applies only to non-U.S. stockholders. If you are not a non-U.S. stockholder, this discussion does not apply to you.

Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences.
Distributions of our “investment company taxable income” to non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. stockholders directly) that are not effectively connected with such non-U.S. stockholder’s conduct of a trade or business within the United States will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current or accumulated earnings and profits. This withholding may be applied to reduce any future distributions to which you may be entitled. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. stockholders, and we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.
Under Section 871(k) of the Code, certain properly designated dividends received by a non-U.S. stockholder are generally exempt from withholding of U.S. federal income tax where they (1) are paid in respect of our “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the non-U.S. stockholder of our common stock are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). However, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8 or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary may withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.
Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax or any withholding of such tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States), in which case the distribution or gains will be subject to U.S. federal income tax on a net basis at the rates and in the manner applicable to U.S. stockholders generally or, (b) in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met, in which case, except as otherwise provided by an applicable income tax treaty, the distributions or gain, which may be offset by certain U.S.-source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the non-U.S. stockholder is not considered a resident alien under the Code.
If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If a distribution is a distribution of our investment company taxable income and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment of the non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) would be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in shares of our common stock. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment of the non-U.S. stockholder), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the total dollar amount that would have been received if the stockholder had received the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case, the stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares would have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.
A non-U.S. stockholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8 or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our common stock.
Certain Additional Tax Considerations
Information Reporting and Backup Withholding
U.S. stockholders. Information returns will generally be filed with the IRS in connection with payments on our common stock and the proceeds from a sale or other disposition of our common stock. We may be required to withhold U.S. federal income tax (“backup withholding”) at currently applicable rates, from all taxable distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Backup withholding is not an additional tax, and any amount withheld under backup withholding may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.
Non-U.S. stockholders. Generally, we must report to the IRS and to non-U.S. stockholders the amount of interest and dividends paid to the non-U.S. stockholder and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such dividend payments and any withholding may also be made available to the tax authorities in the country in which the holder resides under the provisions of an applicable tax treaty or agreement. In general, a non-U.S. stockholder will not be subject to backup withholding with respect to payments of dividends if (a) the non-U.S. stockholder provides its name and address, and certifies, under penalties of perjury, to the applicable withholding agent that it is not a U.S. person (which certification may be made on an IRS W-8BEN or W-8BEN-E (or successor form)) or (b) the non-U.S. stockholder holds our common stock through certain foreign intermediaries or certain foreign partnerships, and satisfies the certification requirements of applicable Treasury regulations. A

non-U.S. stockholder will be subject to information reporting and, depending on the circumstances, backup withholding with respect to the proceeds of the sale or other disposition (including a redemption) of shares of our common stock within the United States or conducted through certain U.S.-related payors, unless the payor of the proceeds receives the statement described above or the non-U.S. stockholder otherwise establishes an exemption.
Withholding and Information Reporting on Foreign Financial Accounts
Under the Code and recently issued Treasury regulations, the applicable withholding agent generally will be required to withhold 30% of any payments of dividends on our common stock and, after December 31, 2018, 30% of the gross proceeds from a sale or other disposition of our common stock paid, in each case, to (i) a non-U.S. financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such non-U.S. financial institution agrees to verify, report and disclose its U.S. account holders and meets certain other specified requirements or (ii) a non-financial non-U.S. entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or a reduction in, withholding of U.S. federal income taxes with respect to such interest, dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld. This withholding may be applied to reduce any future distributions to which you may be entitled. All stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and foreign tax consequences, of an investment in our common stock.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our assets are held by State Street pursuant to a custody agreement. State Street also acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of State Street is One Heritage Drive, Floor 1, North Quincy, MA 02171.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.
Subject to policies established by the Company’s Board, the Investment Adviser is primarily responsible for the execution of any traded securities in the Company’s portfolio and the Company’s allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operations facilities of the firm and the firm’s risk and skill in positioning blocks of securities.
While the Investment Adviser generally seeks reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and the Company and any other clients. In return for such services, the Company may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION
We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, in one or more underwritten public offerings, at‑the‑market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. In addition, this prospectus relates to 5,500,000 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders.”
We or the selling stockholders may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we or the selling stockholders will receive from the sale; any over‑allotment options under which underwriters may purchase additional securities from us or the selling stockholders; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re‑allowed or paid to dealers; any securities exchange or market on which the securities may be listed; and, in the case of a rights offering, the number of shares of our common stock issuable upon the exercise of each right. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.
The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of any common stock offered by us, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.
In connection with the sale of the securities, underwriters or agents may receive compensation from us, the selling stockholders or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us or the selling stockholders and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us or the selling stockholders will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker‑dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We or the selling stockholders, as applicable, may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.
Any underwriter may engage in over‑allotment, stabilizing transactions, short‑covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over‑allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate‑covering or other short‑covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on The NASDAQ Global Select Market may engage in passive market making transactions in our common stock on The NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We or the selling stockholders may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we or the selling stockholders will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best‑efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements that we or the selling stockholders may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us or the selling stockholders, as applicable against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we or the selling stockholders will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us or the selling stockholders pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us or the selling stockholders, as applicable. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
We or the selling stockholders may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or the selling stockholders or borrowed from us, the selling stockholders or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us or the selling stockholders in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.
We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities.

LEGAL MATTERS
The legality of the securities offered hereby will be passed upon for the Company by Proskauer Rose LLP, Los Angeles, California, Sullivan & Cromwell LLP, New York, New York and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of TCG BDC, Inc. at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the senior securities schedule under the heading “Senior Securities” as of December 31, 2016, 2015, 2014 and 2013, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, 5 Times Square, New York, NY 10036, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

ADDITIONAL INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.
We also file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.
We maintain a website (www.tcgbdc.com) and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us by mail sent to the attention of the Secretary of the Company, Matthew Cottrell, at our principal executive offices located at 520 Madison Avenue, 40th Floor, New York, NY 10022 or you can call us by dialing 212-813-4900. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

$500,000,000 TCG BDC, Inc. Common Stock Preferred Stock Debt Securities Subscription Rights Warrants Units 5,500,000 Shares of Common Stock by Selling Stockholders

TCG BDC, INC.
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

TCG BDC, Inc.
Unaudited Financial Statements
Consolidated Statements of Assets and Liabilities as of September 30, 2017 (unaudited) and December 31, 2016	F-2
Consolidated Statements of Operations for the three month and nine month periods ended September 30, 2017 (unaudited) and September 30, 2016 (unaudited)	F-3
Consolidated Statements of Changes in Net Assets for the nine month periods ended September 30, 2017 (unaudited) and September 30, 2016 (unaudited)	F-4
Consolidated Statements of Cash Flows for the nine month periods ended September 30, 2017 (unaudited) and September 30, 2016 (unaudited)	F-5
Consolidated Schedules of Investments as of September 30, 2017 (unaudited) and December 31, 2016	F-6
Notes to Consolidated Financial Statements (unaudited)	F-22
Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-54
Consolidated Statements of Assets and Liabilities as of December 31, 2016 and 2015	F-55
Consolidated Statements of Operations for the years ended December 31, 2016, 2015 and 2014	F-56
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2016, 2015 and 2014	F-57
Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014	F-58
Consolidated Schedules of Investments as of December 31, 2016 and 2015	F-59
Notes to Consolidated Financial Statements	F-76

TCG BDC, INC.
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(dollar amounts in thousands, except per share data)

	September 30, 2017	December 31, 2016
ASSETS	(unaudited)
Investments, at fair value
Investments—non-controlled/non-affiliated, at fair value (amortized cost of $1,769,297 and $1,332,596, respectively)	$1,760,611	$1,323,102
Investments—non-controlled/affiliated, at fair value (amortized cost of $15,935 and $0, respectively)	14,959	—
Investments—controlled/affiliated, at fair value (amortized cost of $186,801 and $97,385, respectively)	188,547	99,657
Total investments, at fair value (amortized cost of $1,972,033 and $1,429,981, respectively)	1,964,117	1,422,759
Cash and cash equivalents	35,149	38,489
Receivable for investment sold	—	19,750
Deferred financing costs	3,734	3,308
Interest receivable from non-controlled/non-affiliated investments	4,892	3,407
Interest and dividend receivable from controlled/affiliated investments	5,528	2,400
Prepaid expenses and other assets	55	42
Total assets	$2,013,475	$1,490,155
LIABILITIES
Secured borrowings (Note 6)	$578,769	$421,885
2015-1 Notes payable, net of unamortized debt issuance costs of $1,999 and $2,151, respectively (Note 7)	271,001	270,849
Due to Investment Adviser	102	215
Interest and credit facility fees payable (Notes 6 and 7)	4,792	3,599
Dividend payable (Note 9)	22,888	20,018
Base management and incentive fees payable (Note 4)	9,986	8,157
Administrative service fees payable (Note 4)	100	137
Other accrued expenses and liabilities	1,484	1,158
Total liabilities	889,122	726,018
Commitments and contingencies (Notes 8 and 11)
NET ASSETS
Common stock, $0.01 par value; 200,000,000 shares authorized; 61,859,848 shares and 41,702,318 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively	619	417
Paid-in capital in excess of par value	1,166,599	799,580
Offering costs	(1,588)	(74)
Accumulated net investment income (loss), net of cumulative dividends of $191,773 and $129,065 at September 30, 2017 and December 31, 2016, respectively	(280)	(3,207)
Accumulated net realized gain (loss)	(33,081)	(25,357)
Accumulated net unrealized appreciation (depreciation)	(7,916)	(7,222)
Total net assets	$1,124,353	$764,137
NET ASSETS PER SHARE	$18.18	$18.32
The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(dollar amounts in thousands, except per share data)
(unaudited)

	For the three month periods ended		For the nine month periods ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Investment income:
From non-controlled/non-affiliated investments:
Interest income	$34,684	$26,362	$93,564	$72,551
Other income	1,318	1,909	7,900	4,578
Total investment income from non-controlled/non-affiliated investments	36,002	28,271	101,464	77,129
From non-controlled/affiliated investments:
Interest income	834	—	834	—
Total investment income from non-controlled/affiliated investments	834	—	834	—
From controlled/affiliated investments:
Interest income	3,012	336	7,333	336
Dividend income	2,800	350	5,860	350
Total investment income from controlled/affiliated investments	5,812	686	13,193	686
Total investment income	42,648	28,957	115,491	77,815
Expenses:
Base management fees (Note 4)	6,999	4,699	17,781	13,184
Incentive fees (Note 4)	5,321	3,962	15,459	10,318
Professional fees	361	568	1,957	1,574
Administrative service fees (Note 4)	184	180	522	526
Interest expense (Notes 6 and 7)	5,922	4,051	16,694	11,475
Credit facility fees (Note 6)	521	682	1,553	2,139
Directors’ fees and expenses	121	146	355	410
Other general and administrative	472	390	1,462	1,312
Total expenses	19,901	14,678	55,783	40,938
Waiver of base management fees (Note 4)	2,333	1,567	5,927	4,395
Net expenses	17,568	13,111	49,856	36,543
Net investment income (loss)	25,080	15,846	65,635	41,272
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments:
Net realized gain (loss) from:
Non-controlled/non-affiliated investments	172	544	(7,724)	(9,055)
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated	279	10,536	808	18,239
Non-controlled/affiliated	976	—	(976)	—
Controlled/affiliated	(964)	2,244	(526)	1,957
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	463	13,324	(8,418)	11,141
Net increase (decrease) in net assets resulting from operations	$25,543	$29,170	$57,217	$52,413
Basic and diluted earnings per common share (Note 9)	$0.41	$0.78	$1.15	$1.51
Weighted-average shares of common stock outstanding—Basic and Diluted (Note 9)	61,840,100	37,489,297	49,915,318	34,623,225
Dividends declared per common share (Note 9)	$0.37	$0.40	$1.15	$1.20
The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(dollar amounts in thousands)
(unaudited)

	For the nine month periods ended
	September 30, 2017	September 30, 2016
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$65,635	$41,272
Net realized gain (loss) on investments	(7,724)	(9,055)
Net change in unrealized appreciation (depreciation) on investments	(694)	20,196
Net increase (decrease) in net assets resulting from operations	57,217	52,413
Capital transactions:
Common stock issued, net of offering and underwriting costs	365,505	150,102
Reinvestment of dividends	202	194
Dividends declared (Note 12)	(62,708)	(43,197)
Net increase (decrease) in net assets resulting from capital share transactions	302,999	107,099
Net increase (decrease) in net assets	360,216	159,512
Net assets at beginning of period	764,137	571,726
Net assets at end of period	$1,124,353	$731,238
The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollar amounts in thousands)
(unaudited)

	For the nine month periods ended
	September 30, 2017	September 30, 2016
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$57,217	$52,413
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Amortization of deferred financing costs	694	1,180
Net accretion of discount on investments	(8,403)	(3,605)
Paid-in-kind interest	(778)	—
Net realized (gain) loss on investments	7,724	9,055
Net change in unrealized (appreciation) depreciation on investments	694	(20,196)
Cost of investments purchased and change in payable for investments purchased	(1,011,782)	(562,916)
Proceeds from sales and repayments of investments and change in receivable for investments sold	541,111	256,482
Changes in operating assets:
Interest receivable	(3,138)	(897)
Dividend receivable	(1,475)	(350)
Prepaid expenses and other assets	(13)	130
Changes in operating liabilities:
Due to Investment Adviser	(113)	(49)
Interest and credit facility fees payable	1,193	700
Base management and incentive fees payable	1,829	10,865
Administrative service fees payable	(37)	30
Other accrued expenses and liabilities	290	347
Net cash provided by (used in) operating activities	(414,987)	(256,811)
Cash flows from financing activities:
Proceeds from issuance of common stock, net of offering and underwriting costs	357,495	150,102
Borrowings on SPV Credit Facility and Credit Facility	597,450	411,435
Repayments of SPV Credit Facility and Credit Facility	(440,566)	(250,732)
Repayments of debt assumed from NFIC Acquisition	(42,128)	—
Debt issuance costs paid	(968)	(620)
Dividends paid in cash	(59,636)	(45,370)
Net cash provided by (used in) financing activities	411,647	264,815
Net increase (decrease) in cash and cash equivalents	(3,340)	8,004
Cash and cash equivalents, beginning of period	38,489	41,837
Cash and cash equivalents, end of period	$35,149	$49,841
Supplemental and non-cash activities:
Offering costs payable	$36	$—
Interest paid during the period	$15,423	$10,700
Excise taxes paid during the period	$169	$76
Dividends declared during the period	$62,708	$43,197
Reinvestment of dividends	$202	$194
Cost of investments received in the NFIC Acquisition from shares issued (Note 13)	$(8,046)	$—
Shares issued in consideration of NFIC Acquisition (Note 13)	$8,046	$—
Debt assumed from NFIC Acquisition (Note 13)	$42,128	$—
The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of September 30, 2017
(dollar amounts in thousands)
(unaudited)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (75.13%)
Access CIG, LLC (2) (3) (4) (13) (16)	Business Services	L + 5.00% (1.00% Floor)	10/17/2021	$18,195	$18,096	$18,246	1.62%
Achilles Acquisition LLC (2) (3) (4) (5) (13) (15)	Banking, Finance, Insurance & Real Estate	L + 6.00% (1.00% Floor)	6/6/2023	38,657	37,586	38,209	3.40
Advanced Instruments, LLC (2) (3) (4) (5) (13) (15) (16)	Healthcare & Pharmaceuticals	L + 5.25% (1.00% Floor)	10/31/2022	10,448	10,253	10,416	0.93
Alpha Packaging Holdings, Inc. (2) (3) (4) (13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	5/12/2020	2,904	2,902	2,904	0.26
AMS Group HoldCo, LLC (2) (3) (4) (5) (13) (15)	Transportation: Cargo	L + 6.00% (1.00% Floor)	9/29/2023	29,925	29,172	29,450	2.62
Anaren, Inc. (2) (3) (4) (13)	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	3,832	3,812	3,832	0.34
Aquilex LLC (2) (3) (13) (16)	Environmental Industries	L + 4.00% (1.00% Floor)	12/31/2020	3,208	3,206	3,208	0.29
Audax AAMP Holdings, Inc. (2) (3) (5)	Durable Consumer Goods	L + 7.50% (1.00% Floor)	1/31/2018	12,487	12,483	12,441	1.11
Brooks Equipment Company, LLC (2) (3) (4) (13)	Construction & Building	L + 5.00% (1.00% Floor)	8/29/2020	2,591	2,578	2,590	0.23
Capstone Logistics Acquisition, Inc. (2) (3) (4) (13) (16)	Transportation: Cargo	L + 4.50% (1.00% Floor)	10/7/2021	19,198	19,076	19,150	1.70
Captive Resources Midco, LLC (2) (3) (4) (5) (13) (15) (16)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	6/30/2020	30,900	30,616	30,900	2.75
Central Security Group, Inc. (2) (3) (4) (13) (16)	Consumer Services	L + 5.63% (1.00% Floor)	10/6/2021	39,183	38,826	39,101	3.48
CIP Revolution Holdings, LLC (2) (3) (4) (5) (13) (15)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	8/19/2021	19,105	18,943	18,977	1.69
Colony Hardware Corporation (2) (3) (4) (13)	Construction & Building	L + 6.00% (1.00% Floor)	10/23/2021	22,128	21,882	22,030	1.96
Continuum Managed Services Holdco, LLC (2) (3) (5) (13) (15) (16)	High Tech Industries	L + 8.75% (1.00% Floor)	6/8/2023	22,943	22,234	23,175	2.06
Dade Paper & Bag, LLC (2) (3) (4) (5) (16)	Forest Products & Paper	L + 7.50% (1.00% Floor)	6/10/2024	49,875	48,920	49,995	4.45
Datapipe, Inc. (2) (3) (13)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,675	9,619	9,675	0.86
Dent Wizard International Corporation (2) (3) (4) (16)	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	897	895	896	0.08
Derm Growth Partners III, LLC (Dermatology Associates) (2) (3) (4) (5) (13) (15)	Healthcare & Pharmaceuticals	L + 6.50% (1.00% Floor)	5/31/2022	49,917	49,302	49,624	4.41
DermaRite Industries, LLC (2) (3) (4) (5) (15) (16)	Healthcare & Pharmaceuticals	L + 7.00% (1.00% Floor)	3/3/2022	20,053	19,713	19,911	1.77
Dimensional Dental Management, LLC (2) (3) (5) (12) (15) (16)	Healthcare & Pharmaceuticals	L + 6.75% (1.00% Floor)	2/12/2021	31,780	31,106	31,625	2.81
Direct Travel, Inc. (2) (3) (4) (5) (13) (15)	Hotel, Gaming & Leisure	L + 6.50% (1.00% Floor)	12/1/2021	26,495	25,963	26,425	2.36
EIP Merger Sub, LLC (Evolve IP) (2) (3) (5) (12) (13) (16)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	27,284	26,593	26,921	2.39
Emergency Communications Network, LLC (2) (3) (4) (5) (13) (16)	Telecommunications	L + 6.25% (1.00% Floor)	6/1/2023	24,938	24,723	24,933	2.22
EP Minerals, LLC (2) (3) (4) (13)	Metals & Mining	L + 4.50% (1.00% Floor)	8/20/2020	7,926	7,905	7,926	0.70
FCX Holdings Corp. (2) (3) (4) (13) (16)	Capital Equipment	L + 4.50% (1.00% Floor)	8/4/2020	3,829	3,828	3,829	0.34
Frontline Technologies Holdings, LLC (2) (3) (5) (15)	Software	L + 6.50% (1.00% Floor)	9/18/2023	39,295	38,832	39,205	3.49

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of September 30, 2017
(dollar amounts in thousands)
(unaudited)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (75.13%) (continued)
FWR Holding Corporation (2) (3) (4) (5) (13) (15)	Beverage, Food & Tobacco	L + 6.00% (1.00% Floor)	8/21/2023	$35,666	$34,444	$34,856	3.10%
Global Franchise Group, LLC (2) (3) (4) (5) (13) (15)	Beverage, Food & Tobacco	L + 5.75% (1.00% Floor)	12/18/2019	14,505	14,366	14,463	1.29
Global Software, LLC (2) (3) (4) (13)	High Tech Industries	L + 5.25% (1.00% Floor)	5/2/2022	20,884	20,548	20,776	1.85
Green Energy Partners/Stonewall LLC (2) (3) (4) (13)	Energy: Electricity	L + 5.50% (1.00% Floor)	11/13/2021	20,000	19,653	18,652	1.66
Hummel Station LLC (2) (3) (5) (13) (16)	Energy: Electricity	L + 6.00% (1.00% Floor)	10/27/2022	25,000	24,035	22,938	2.04
Hydrofarm, LLC (2) (5) (13) (16)	Wholesale	L + 7.00%	5/12/2022	18,881	18,718	18,851	1.68
Indra Holdings Corp. (Totes Isotoner) (2) (3) (5) (13)	Non-durable Consumer Goods	L + 4.25% (1.00% Floor)	5/1/2021	18,965	17,138	11,411	1.01
Integro Parent Inc. (2) (3) (13)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	10/30/2022	4,914	4,814	4,806	0.43
Legacy.com Inc. (2) (3) (5) (12)	High Tech Industries	L + 6.00% (1.00% Floor)	3/20/2023	17,000	16,642	17,241	1.53
Metrogistics LLC (2) (3) (4) (13)	Transportation: Cargo	L + 6.50% (1.00% Floor)	9/30/2022	16,681	16,491	16,625	1.48
National Technical Systems, Inc. (2) (3) (4) (5) (13) (15) (16)	Aerospace & Defense	L + 6.25% (1.00% Floor)	6/12/2021	26,351	26,056	25,554	2.27
NES Global Talent Finance US LLC (United Kingdom) (2) (3) (4) (8) (13)	Energy: Oil & Gas	L + 5.50% (1.00% Floor)	10/3/2019	13,800	13,636	13,296	1.18
NMI AcquisitionCo, Inc. (2) (3) (5) (15) (17)	High Tech Industries	P + 5.75% (2.00% Floor)	9/6/2022	51,220	50,196	50,590	4.50
OnCourse Learning Corporation (2) (3) (4) (5) (13) (15)	Consumer Services	L + 6.50% (1.00% Floor)	9/12/2021	30,411	30,076	30,198	2.69
Paradigm Acquisition Corp. (2) (3) (4) (13)	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	15,461	15,339	15,461	1.38
Payment Alliance International, Inc. (2) (3) (5) (12) (16)	Business Services	L + 6.05% (1.00% Floor)	9/15/2021	26,544	25,952	26,287	2.34
Pelican Products, Inc. (2) (3) (4) (13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	4/11/2020	3,594	3,599	3,585	0.32
Plano Molding Company, LLC (2) (3) (4) (5) (16)	Hotel, Gaming & Leisure	L + 7.50% (1.00% Floor)	5/12/2021	21,536	21,232	18,891	1.68
PMG Acquisition Corporation (2) (3) (4) (5) (13) (15)	Healthcare & Pharmaceuticals	L + 6.25% (1.00% Floor)	5/22/2022	27,251	26,843	27,192	2.42
PPT Management Holdings, LLC (2) (3) (4) (5) (13)	Healthcare & Pharmaceuticals	L + 6.00% (1.00% Floor)	12/16/2022	24,813	24,626	24,582	2.19
Prime Risk Partners, Inc. (2) (3) (5) (15)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	8/13/2023	1,549	1,503	1,506	0.13
Prime Risk Partners, Inc. (2) (3) (5) (12) (15)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	8/13/2023	19,339	18,758	18,888	1.68
Product Quest Manufacturing, LLC (2) (3) (5) (10) (12)	Containers, Packaging & Glass	L + 5.75% (1.00% Floor)	9/9/2020	33,000	32,270	22,808	2.03
Product Quest Manufacturing, LLC (2) (3) (5) (15) (16)	Containers, Packaging & Glass	L + 6.75% (3.25% Floor)	3/31/2019	1,192	1,192	1,192	0.11
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2) (3) (4) (5)	Wholesale	L + 4.50% (1.00% Floor)	1/28/2020	14,949	14,260	13,771	1.22
PSC Industrial Holdings Corp (2) (3) (4) (13) (16)	Environmental Industries	L + 4.75% (1.00% Floor)	12/5/2020	14,588	14,378	14,588	1.30
PT Intermediate Holdings III, LLC (Parts Town) (2) (3) (4) (5) (13) (15)	Wholesale	L + 6.50% (1.00% Floor)	6/23/2022	22,700	22,498	22,642	2.01

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of September 30, 2017
(dollar amounts in thousands)
(unaudited)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (75.13%) (continued)
QW Holding Corporation (Quala) (2) (3) (4) (5) (13)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	$36,641	$35,819	$35,989	3.20%
Reliant Pro Rehab, LLC (2) (3) (5) (12)	Healthcare & Pharmaceuticals	L + 10.00% (1.00% Floor)	12/29/2017	24,625	24,555	24,625	2.19
SolAero Technologies Corp. (2) (3) (4) (5) (16)	Telecommunications	L + 5.25% (1.00% Floor)	12/10/2020	25,312	24,501	23,216	2.05
Superior Health Linens, LLC (2) (3) (4) (5) (13) (15) (16)	Business Services	L + 6.50% (1.00% Floor)	9/30/2021	21,192	20,902	20,960	1.86
Surgical Information Systems, LLC (2) (3) (4) (5) (12) (13) (16)	High Tech Industries	L + 5.00% (1.00% Floor)	4/24/2023	30,000	29,718	29,991	2.67
T2 Systems Canada, Inc. (2) (3) (4)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	4,020	3,933	3,985	2.11
T2 Systems, Inc. (2) (3) (4) (5) (13) (15)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	32,728	32,011	32,429	1.13
The Hilb Group, LLC (2) (3) (5) (12) (15)	Banking, Finance, Insurance & Real Estate	L + 6.00% (1.00% Floor)	6/24/2021	32,673	32,157	32,281	2.87
The SI Organization, Inc. (2) (3) (4) (5) (13)	Aerospace & Defense	L + 4.75% (1.00% Floor)	11/23/2019	14,339	14,350	14,339	1.28
The Topps Company, Inc. (2) (3) (4) (13)	Non-durable Consumer Goods	L + 6.00% (1.25% Floor)	10/2/2020	23,192	22,986	22,413	1.99
Truckpro, LLC. (2) (3) (4) (13) (16)	Automotive	L + 5.00% (1.00% Floor)	8/6/2018	8,917	8,904	8,877	0.79
Tweddle Group, Inc. (2) (3) (4) (13)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	10/24/2022	7,453	7,362	7,502	0.67
Vetcor Professional Practices, LLC (2) (3) (4) (5) (13) (15)	Consumer Services	L + 6.00% (1.00% Floor)	4/20/2021	35,784	35,387	36,036	3.21
Vistage Worldwide Inc. (2) (3) (4) (13) (16)	Business Services	L + 5.50% (1.00% Floor)	8/19/2021	33,133	32,960	33,133	2.95
VRC Companies, LLC (2) (3) (4) (5) (13) (15) (16)	Business Services	L + 6.50% (1.00% Floor)	3/31/2023	32,694	31,983	32,240	2.86
W/S Packaging Group Inc. (2) (3) (4) (16)	Containers, Packaging & Glass	L + 5.00% (1.00% Floor)	8/9/2019	4,015	3,881	3,583	0.32
Watchfire Enterprises, Inc. (2) (3) (13)	Media: Advertising, Printing & Publishing	L + 4.00% (1.00% Floor)	10/2/2020	1,362	1,350	1,362	0.12
Winchester Electronics Corporation (2) (3) (4) (5) (13) (15)	Capital Equipment	L + 6.50% (1.00% Floor)	6/30/2022	31,688	31,412	32,021	2.84
Zest Holdings, LLC (2) (3) (4) (13) (16)	Durable Consumer Goods	L + 4.25% (1.00% Floor)	8/16/2023	3,440	3,432	3,465	0.31
First Lien Debt Total					$1,485,930	$1,475,691	131.26%
Second Lien Debt (13.69%)
Acrisure, LLC (2) (3) (5) (15)	Banking, Finance, Insurance & Real Estate	L + 9.25% (1.00% Floor)	11/22/2024	$33,750	$32,884	$33,228	2.96%
AIM Group USA Inc. (2) (3) (4) (5) (13)	Aerospace & Defense	L + 9.00% (1.00% Floor)	8/2/2022	23,000	22,728	22,830	2.03
AmeriLife Group, LLC (2) (3) (5) (13) (16)	Banking, Finance, Insurance & Real Estate	L + 8.75% (1.00% Floor)	1/10/2023	22,000	21,638	21,723	1.94
Argon Medical Devices, Inc. (2) (3) (4) (5) (16)	Healthcare & Pharmaceuticals	L + 9.50% (1.00% Floor)	6/23/2022	25,000	24,431	25,000	2.23
Berlin Packaging L.L.C. (2) (3) (5) (13) (16)	Containers, Packaging & Glass	L + 6.75% (1.00% Floor)	10/1/2022	3,500	3,487	3,500	0.31
Confie Seguros Holding II Co. (2) (3) (5) (13) (16)	Banking, Finance, Insurance & Real Estate	L + 10.00% (1.25% Floor)	5/8/2019	9,000	8,954	8,798	0.78
Drew Marine Group Inc. (2) (3) (4) (5) (13) (16)	Chemicals, Plastics & Rubber	L + 7.00% (1.00% Floor)	5/19/2021	12,500	12,483	12,469	1.11

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of September 30, 2017
(dollar amounts in thousands)
(unaudited)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Second Lien Debt (13.69%) (continued)
Genex Holdings, Inc. (2) (3) (5) (16)	Banking, Finance, Insurance & Real Estate	L + 7.75% (1.00% Floor)	5/30/2022	$8,990	$8,913	$8,910	0.79%
Institutional Shareholder Services Inc. (2) (3) (5) (13) (16)	Banking, Finance, Insurance & Real Estate	L + 8.50% (1.00% Floor)	4/29/2022	12,500	12,414	12,500	1.11
Jazz Acquisition, Inc. (Wencor) (2) (3) (5) (13)	Aerospace & Defense	L + 6.75% (1.00% Floor)	6/19/2022	7,500	7,406	7,088	0.63
Pexco LLC (2) (3) (5)	Chemicals, Plastics & Rubber	L + 8.00% (1.00% Floor)	5/8/2025	20,000	19,814	20,346	1.81
Power Stop, LLC (5) (9)	Automotive	11.00%	5/29/2022	10,000	9,845	9,920	0.88
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2) (3) (5)	Wholesale	L + 8.50% (1.00% Floor)	7/28/2020	3,000	2,965	2,337	0.21
Q International Courier, LLC (2) (3) (5)	Transportation: Cargo	L + 8.25% (1.00% Floor)	9/19/2025	18,750	18,376	18,546	1.65
Reladyne, Inc. (2) (3) (4) (13)	Wholesale	L + 9.50% (1.00% Floor)	1/21/2023	5,000	4,880	4,975	0.44
Rough Country, LLC (2) (3) (5) (13) (16)	Durable Consumer Goods	L + 8.50% (1.00% Floor)	11/25/2023	42,500	41,275	42,254	3.76
Superion, LLC (fka Ramundsen Public Sector, LLC) (2) (3) (13)	Sovereign & Public Finance	L + 8.50% (1.00% Floor)	1/31/2025	1,800	1,784	1,824	0.16
Vantage Specialty Chemicals, Inc. (2) (4) (17)	Chemicals, Plastics & Rubber	P + 7.75%	2/5/2022	500	504	500	0.04
Watchfire Enterprises, Inc. (2) (3) (5) (13)	Media: Advertising, Printing & Publishing	L + 8.00% (1.00% Floor)	10/2/2021	7,000	6,939	7,000	0.62
Zywave, Inc. (2) (3) (5)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	4,950	4,884	5,035	0.45
Second Lien Debt Total					$266,604	$268,783	23.91%

Investments—non-controlled/non-affiliated (1)	Industry	Maturity Date	Par Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Structured Finance Obligations (0.13%) (5) (8) (11)
1776 CLO I, Ltd., Subordinated Notes	Structured Finance	5/8/2020	$11,750	$6,436	$2,585	0.23%
Structured Finance Obligations Total				$6,436	$2,585	0.23%

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of September 30, 2017
(dollar amounts in thousands)
(unaudited)

Investments—non-controlled/non-affiliated (1)	Industry	Shares/ Units	Cost	Fair Value (7)	Percentage of Net Assets
Equity Investments (0.69%) (5)
CIP Revolution Holdings, LLC	Media: Advertising, Printing & Publishing	30,000	$300	$388	0.04%
Dade Paper & Bag, LLC	Forest Products & Paper	1,500,000	1,500	2,169	0.19
DecoPac, Inc.	Non-durable Consumer Goods	1,500,000	1,500	1,500	0.13
Derm Growth Partners III, LLC (Dermatology Associates)	Healthcare & Pharmaceuticals	1,000,000	1,000	1,573	0.14
GS Holdco LLC (Global Software, LLC)	High Tech Industries	1,000,000	1,001	1,506	0.13
Legacy.com Inc.	High Tech Industries	1,500,000	1,500	1,679	0.15
Power Stop Intermediate Holdings, LLC	Automotive	7,150	715	1,139	0.10
Rough Country, LLC	Durable Consumer Goods	754,775	755	850	0.08
T2 Systems Parent Corporation	Transportation: Consumer	555,556	556	553	0.05
THG Acquisition, LLC (The Hilb Group, LLC)	Banking, Finance, Insurance & Real Estate	1,500,000	1,500	2,195	0.20
Equity Investments Total			$10,327	$13,552	1.21%
Total investments—non-controlled/non-affiliated			$1,769,297	$1,760,611	156.61%

Investments—non-controlled/affiliated (5) 18)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (0.76%)
TwentyEighty, Inc.—Revolver (2) (3) (15)	Business Services	L + 8.00% (1.00% Floor)	3/21/2020	$—	$(6)	$(9)	—%
TwentyEighty, Inc.—(Term A Loans) (2) (3)	Business Services	L + 3.50% (1.00% Floor) cash, 4.50% PIK	3/21/2020	3,859	3,839	3,735	0.33
TwentyEighty, Inc.—(Term B Loans)	Business Services	1.00% cash, 7.00% PIK	3/21/2020	6,598	6,360	6,149	0.55
TwentyEighty, Inc.—(Term C Loans)	Business Services	0.25% cash, 8.75% PIK	3/21/2020	6,380	5,742	5,084	0.45
First Lien Debt Total					$15,935	$14,959	1.33%

Investments—non-controlled/affiliated (5) (18)	Industry	Shares/ Units	Cost	Fair Value (7)	Percentage of Net Assets
Equity Investments (0.00%)
TwentyEighty Investors LLC	Business Services	69,786	$—	$—	—%
Equity Investments Total			$—	$—	—%
Total investments—non-controlled/affiliated			$15,935	$14,959	1.33%

Investments—controlled/affiliated	Industry	Interest Rate (2)	Maturity Date	Par Amount/ LLC Interest	Cost	Fair Value (7)	Percentage of Net Assets
Investment Fund (9.60%) (8)
Middle Market Credit Fund, LLC, Mezzanine Loan (2) (5) (9) (14)	Investment Fund	L + 9.00%	6/24/2018	$112,300	$112,300	$112,300	9.99%
Middle Market Credit Fund, LLC, Subordinated Loan and Member’s Interest (5) (14)	Investment Fund	0.001	3/1/2021	74,501	74,501	76,247	6.78
Investment Fund Total					$186,801	$188,547	16.77%
Total investments—controlled/affiliated					$186,801	$188,547	16.77%
Total investments					$1,972,033	$1,964,117	174.71%

(1)
Unless otherwise indicated, issuers of debt and equity investments held by TCG BDC, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “TCG BDC” or the “Company”) are domiciled in the United States and issuers of structured finance obligations are domiciled in the Cayman Islands. Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”), the Company

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of September 30, 2017
(dollar amounts in thousands)
(unaudited)

would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of September 30, 2017, the Company does not “control” any of these portfolio companies. Under the Investment Company Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of September 30, 2017, the Company is not an “affiliated person” of any of these portfolio companies.

(2)
Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR (“L”) or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate), which generally resets quarterly. For each such loan, the Company has provided the interest rate in effect as of September 30, 2017. As of September 30, 2017, all of our LIBOR loans were indexed to the 90-day LIBOR rate at 1.33%, except for those loans as indicated in Note 16 below.

(3)	Loan includes interest rate floor feature.

(4)
Denotes that all or a portion of the assets are owned by the Company’s wholly owned subsidiary, TCG BDC SPV LLC (the “SPV”). The SPV has entered into a senior secured revolving credit facility (as amended, the “SPV Credit Facility”). The lenders of the SPV Credit Facility have a first lien security interest in substantially all of the assets of the SPV (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the Company or the 2015-1 Issuer.

(5)
Denotes that all or a portion of the assets are owned by the Company. The Company has entered into a senior secured revolving credit facility (as amended, the “Credit Facility” and, together with the SPV Credit Facility, the “Facilities”). The lenders of the Credit Facility have a first lien security interest in substantially all of the portfolio investments held by the Company (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the SPV or Carlyle GMS Finance MM CLO 2015-1 LLC (the “2015-1 Issuer”).

(6)
Amortized cost represents original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. Equity tranche collateralized loan obligation (“CLO”) fund investments, which are referred to as “structured finance obligations”, are recorded at amortized cost using the effective interest method.

(7)
Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2, Significant Accounting Policies, and Note 3, Fair Value Measurements), pursuant to the Company’s valuation policy. The fair value of all first lien and second lien debt investments, structured finance obligations, equity investments and the investment fund mezzanine loan was determined using significant unobservable inputs.

(8)
The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

(9)	Represents a corporate mezzanine loan, which is subordinated to senior secured term loans of the portfolio company/investment fund.

(10)	Loan was on non-accrual status as of September 30, 2017.

(11)
As of September 30, 2017, the Company has a greater than 25% but less than 50% equity or subordinated notes ownership interest in certain structured finance obligations. These investments have governing documents that preclude the Company from controlling management of the entity and therefore the Company has determined that the issuer of the investment is not a controlled affiliate or a non-controlled affiliate because the investments are not “voting securities”.

(12)
In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: Dimensional Dental Management, LLC (4.46%), EIP Merger Sub, LLC (Evolve IP) (3.98%), Legacy.com Inc. (4.13%), Payment Alliance International Inc. (2.70%), Prime Risk Partners, Inc. (3.33%), Product Quest Manufacturing, LLC (3.54%), Reliant Pro Rehab, LLC (nil), Surgical Information Systems, LLC (1.01%) and The Hilb Group, LLC (3.40%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

(13)
Denotes that all or a portion of the assets are owned by the 2015-1 Issuer and secure the notes issued in connection with a $400 million term debt securitization completed by the Company on June 26, 2015 (see Note 7, 2015-1 Notes). Accordingly, such assets are not available to the creditors of the SPV or the Company.

(14)
Under the Investment Company Act, the Company is deemed to be an “affiliated person” of and “control” this investment fund because the Company owns more than 25% of the investment fund’s outstanding voting securities and/or has the power to exercise control over management or policies of such investment fund. See Note 5, Middle Market Credit Fund, LLC, for more details.

(15)	As of September 30, 2017, the Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of September 30, 2017
(dollar amounts in thousands)
(unaudited)

Investments—non-controlled/non-affiliated	Type	Unused Fee	Par/ Principal Amount	Fair Value
First and Second Lien Debt—unfunded delayed draw and revolving term loans commitments
Achilles Acquisition LLC	Delayed Draw	1.00%	$4,392	$(46)
Acrisure, LLC	Delayed Draw	1.50	11,250	(131)
Advanced Instruments, LLC	Revolver	0.50	1,167	(3)
AMS Group HoldCo, LLC	Delayed Draw	1.00	5,491	(69)
AMS Group HoldCo, LLC	Revolver	0.50	2,315	(29)
Captive Resources Midco, LLC	Delayed Draw	1.50	3,571	—
Captive Resources Midco, LLC	Revolver	0.50	2,143	—
CIP Revolution Holdings, LLC	Revolver	0.50	1,331	(8)
Continuum Managed Services HoldCo, LLC	Delayed Draw	1.00	1,917	16
Continuum Managed Services HoldCo, LLC	Revolver	0.50	2,500	21
DermaRite Industries, LLC	Revolver	0.50	3,848	(23)
Derm Growth Partners III, LLC (Dermatology Associates)	Delayed Draw	1.00	869	(5)
Derm Growth Partners III, LLC (Dermatology Associates)	Revolver	0.50	2,420	(13)
Dimensional Dental Management, LLC	Delayed Draw	1.00	11,478	(41)
Direct Travel, Inc.	Delayed Draw	1.00	7,309	(15)
Frontline Technologies Holdings, LLC	Delayed Draw	1.00	7,705	(15)
FWR Holding Corporation	Delayed Draw	1.00	11,111	(180)
FWR Holding Corporation	Revolver	0.50	3,221	(52)
Global Franchise Group, LLC	Revolver	0.50	495	(1)
National Technical Systems, Inc.	Revolver	0.50	2,500	(85)
NMI AcquisitionCo, Inc.	Revolver	0.50	1,280	(15)
OnCourse Learning Corporation	Revolver	0.50	954	(6)
PMG Acquisition Corporation	Revolver	0.50	2,356	(5)
Prime Risk Partners, Inc.	Delayed Draw	0.50	863	(15)
Prime Risk Partners, Inc.	Delayed Draw	0.50	10,744	(161)
Product Quest Manufacturing, LLC	Revolver	0.50	4,766	—
PT Intermediate Holdings III, LLC (Parts Town)	Revolver	0.50	500	(1)
Superior Health Linens, LLC	Revolver	0.50	2,617	(25)
T2 Systems, Inc.	Revolver	0.50	1,760	(15)
The Hilb Group, LLC	Delayed Draw	1.00	9,543	(89)
TwentyEighty, Inc. (fka Miller Heiman, Inc.)	Revolver	0.50	607	(9)
Vetcor Professional Practices, LLC	Delayed Draw	1.00	3,175	20
VRC Companies, LLC	Delayed Draw	0.75	1,805	(23)
VRC Companies, LLC	Revolver	0.50	903	(12)
Winchester Electronics Corporation	Delayed Draw	1.00	2,917	28
Total unfunded commitments			$131,823	$(1,007)

(16)	As of September 30, 2017, this LIBOR loan was indexed to the 30-day LIBOR rate at 1.23%.

(17)	As of September 30, 2017, this loan was indexed to the U.S. Prime Rate at 4.25%.

(18)	Under the Investment Company Act, the Company is deemed an “affiliated person” of this portfolio company because the Company owns 5% or more of the portfolio company’s outstanding voting securities.

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of September 30, 2017
(dollar amounts in thousands)
(unaudited)

As of September 30, 2017, investments at fair value consisted of the following:

Type	Amortized Cost	Fair Value	% of Fair Value
First Lien Debt (excluding First Lien/Last Out)	$1,264,114	$1,259,983	64.15%
First Lien/Last Out Unitranche	237,751	230,667	11.74
Second Lien Debt	266,604	268,783	13.69
Structured Finance Obligations	6,436	2,585	0.13
Equity Investments	10,327	13,552	0.69
Investment Fund	186,801	188,547	9.60
Total	$1,972,033	$1,964,117	100.00%
The rate type of debt investments at fair value as of September 30, 2017 was as follows:

Rate Type	Amortized Cost	Fair Value	% of Fair Value of First and Second Lien Debt
Floating Rate	$1,746,522	$1,738,280	98.80%
Fixed Rate	21,947	21,153	1.20
Total	$1,768,469	$1,759,433	100.00%

The industry composition of investments at fair value as of September 30, 2017 was as follows:

Industry	Amortized Cost	Fair Value	% of Fair Value
Aerospace & Defense	$70,540	$69,811	3.55%
Automotive	20,359	20,832	1.06
Banking, Finance, Insurance & Real Estate	211,737	213,944	10.89
Beverage, Food & Tobacco	48,810	49,319	2.51
Business Services	161,167	161,286	8.21
Capital Equipment	35,240	35,850	1.83
Chemicals, Plastics & Rubber	32,801	33,315	1.70
Construction & Building	24,460	24,620	1.25
Consumer Services	104,289	105,335	5.36
Containers, Packaging & Glass	47,331	37,572	1.91
Durable Consumer Goods	57,945	59,010	3.00
Energy: Electricity	43,688	41,590	2.12
Energy: Oil & Gas	13,636	13,296	0.68
Environmental Industries	53,403	53,785	2.74
Forest Products & Paper	50,420	52,164	2.66
Healthcare & Pharmaceuticals	211,829	214,548	10.92
High Tech Industries	146,723	149,993	7.64
Hotel, Gaming & Leisure	47,195	45,316	2.31
Investment Fund	186,801	188,547	9.60
Media: Advertising, Printing & Publishing	34,894	35,229	1.79
Metals & Mining	7,905	7,926	0.40
Non-durable Consumer Goods	41,624	35,324	1.80
Software	38,832	39,205	2.00
Sovereign & Public Finance	1,784	1,824	0.09
Structured Finance	6,436	2,585	0.13
Telecommunications	89,248	88,577	4.51
Transportation: Cargo	83,115	83,771	4.27
Transportation: Consumer	36,500	36,967	1.88
Wholesale	63,321	62,576	3.19
Total	$1,972,033	$1,964,117	100.00%
The geographical composition of investments at fair value as of September 30, 2017 was as follows:

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of September 30, 2017
(dollar amounts in thousands)
(unaudited)

Geography	Amortized Cost	Fair Value	% of Fair Value
Cayman Islands	$6,436	$2,585	0.13%
United Kingdom	13,636	13,296	0.68
United States	1,951,961	1,948,236	99.19
Total	$1,972,033	$1,964,117	100.00%
The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2016
(dollar amounts in thousands)
(unaudited)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (80.09%)
Access CIG, LLC (2) (3) (4) (13)	Business Services	L + 5.00% (1.00% Floor)	10/17/2021	$18,335	$18,222	$18,335	2.40%
Advanced Instruments, LLC (2) (3) (4) (5) (13) (15)	Healthcare & Pharmaceuticals	L + 5.25% (1.00% Floor)	10/31/2022	22,500	22,019	22,252	2.91
AF Borrower LLC (Accuvant) (2) (3) (4)	High Tech Industries	L + 5.25% (1.00% Floor)	1/28/2022	16,113	15,923	16,113	2.11
Alpha Packaging Holdings, Inc. (2) (3) (4) (13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	5/12/2020	11,322	11,313	11,322	1.48
Anaren, Inc. (2) (3) (4) (13)	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	10,869	10,800	10,869	1.42
Audax AAMP Holdings, Inc. (2) (3) (4) (13)	Durable Consumer Goods	L + 6.00% (1.00% Floor)	6/24/2017	10,424	10,400	10,348	1.35
BAART Programs, Inc. (2) (4) (16)	Healthcare & Pharmaceuticals	L + 7.75% (0.00% Floor)	10/9/2021	7,406	7,355	7,534	0.99
Brooks Equipment Company, LLC (2) (3) (4) (13)	Construction & Building	L + 5.00% (1.00% Floor)	8/29/2020	6,694	6,657	6,683	0.87
Capstone Logistics Acquisition, Inc. (2) (3) (4) (13)	Transportation: Cargo	L + 4.50% (1.00% Floor)	10/7/2021	19,478	19,337	19,212	2.51
Captive Resources Midco, LLC (2) (3) (4) (13) (15)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	6/30/2020	29,050	28,683	29,009	3.80
Central Security Group, Inc. (2) (3) (4) (13) (16)	Consumer Services	L + 5.63% (1.00% Floor)	10/6/2020	28,658	28,300	28,557	3.74
CIP Revolution Holdings, LLC (2) (3) (5) (15)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	8/19/2021	16,500	16,325	16,585	2.17
Colony Hardware Corporation (2) (3) (4) (13)	Construction & Building	L + 6.00% (1.00% Floor)	10/23/2021	17,038	16,806	17,038	2.23
Datapipe, Inc. (2) (3) (13) (16)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,750	9,666	9,764	1.28
Dent Wizard International Corporation (2) (3) (4) (13) (16)	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	7,216	7,190	7,216	0.94
Derm Growth Partners III, LLC (Dermatology Associates) (2) (3) (4) (5) (13) (15)	Healthcare & Pharmaceuticals	L + 6.50% (1.00% Floor)	5/31/2022	32,929	32,393	32,958	4.31
Dimensional Dental Management, LLC (2) (3) (5) (12) (15)	Healthcare & Pharmaceuticals	L + 7.00% (1.00% Floor)	2/12/2021	18,000	17,601	17,811	2.33
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.) (2) (3) (5) (15)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2022	—	(60)	(30)	—
Direct Travel, Inc. (2) (3) (4) (5) (13) (15)	Hotel, Gaming & Leisure	L + 6.50% (1.00% Floor)	12/1/2021	12,842	12,420	12,712	1.66
EIP Merger Sub, LLC (Evolve IP) (2) (3) (5) (12)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	23,750	23,098	23,242	3.04
Emerging Markets Communications, LLC (2) (3) (4) (8) (13)	Telecommunications	L + 5.75% (1.00% Floor)	7/1/2021	17,730	16,299	17,730	2.32
EP Minerals, LLC (2) (3) (4) (13)	Metals & Mining	L + 4.50% (1.00% Floor)	8/20/2020	10,264	10,232	10,259	1.34
FCX Holdings Corp. (2) (3) (4) (13) (16)	Capital Equipment	L + 4.50% (1.00% Floor)	8/4/2020	9,856	9,852	9,856	1.29
Genex Holdings, Inc. (2) (3) (13) (16)	Banking, Finance, Insurance & Real Estate	L + 4.25% (1.00% Floor)	5/30/2021	4,200	4,187	4,196	0.55
Global Software, LLC (2) (3) (4) (13) (16)	High Tech Industries	L + 5.50% (1.00% Floor)	5/2/2022	16,163	15,880	16,163	2.12
Green Energy Partners/Stonewall LLC (2) (3) (5) (13)	Energy: Electricity	L + 5.50% (1.00% Floor)	11/13/2021	16,600	16,475	16,598	2.17
Green Plains II LLC (2) (3) (4) (5) (13) (15)	Beverage, Food & Tobacco	L + 7.00% (1.00% Floor)	10/3/2022	15,205	15,059	15,379	2.01

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2016
(dollar amounts in thousands)
(unaudited)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (80.09%) (continued)
Hummel Station LLC (2) (3) (5) (13) (16)	Energy: Electricity	L + 6.00% (1.00% Floor)	10/27/2022	$21,000	$20,308	$20,160	2.64%
Imagine! Print Solutions, LLC (2) (3) (4) (13)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	3/30/2022	18,461	18,213	18,603	2.43
Imperial Bag & Paper Co. LLC (2) (3) (4) (13) (16)	Forest Products & Paper	L + 6.00% (1.00% Floor)	1/7/2022	24,074	23,752	23,924	3.13
Indra Holdings Corp. (Totes Isotoner) (2) (3) (5) (13)	Non-durable Consumer Goods	L + 4.25% (1.00% Floor)	5/1/2021	14,224	14,130	10,553	1.38
International Medical Group, Inc. (2) (3) (5) (12)	Banking, Finance, Insurance & Real Estate	L + 6.50% (1.00% Floor)	10/30/2020	30,000	29,505	30,237	3.96
Jackson Hewitt Inc. (2) (3) (4) (13)	Retail	L + 7.00% (1.00% Floor)	7/30/2020	8,758	8,625	8,320	1.09
Metrogistics LLC (2) (3) (4) (5) (13)	Transportation: Cargo	L + 6.50% (1.00% Floor)	9/30/2022	15,200	14,986	15,094	1.98
MSX International, Inc. (2) (3) (4) (13)	Automotive	L + 5.00% (1.00% Floor)	8/21/2020	8,940	8,882	8,940	1.17
National Technical Systems, Inc. (2) (3) (4) (13) (15)	Aerospace & Defense	L + 6.25% (1.00% Floor)	6/12/2021	25,123	24,854	23,927	3.13
NES Global Talent Finance US LLC (United Kingdom) (2) (3) (4) (8) (13)	Energy: Oil & Gas	L + 5.50% (1.00% Floor)	10/3/2019	11,250	11,132	10,911	1.43
OnCourse Learning Corporation (2) (3) (4) (5) (13) (15) (16)	Consumer Services	L + 6.50% (1.00% Floor)	9/12/2021	26,141	25,770	26,220	3.43
Paradigm Acquisition Corp. (2) (3) (4) (13)	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	23,246	22,963	23,223	3.04
Pelican Products, Inc. (2) (3) (4) (13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	4/11/2020	7,643	7,654	7,593	0.99
Plano Molding Company, LLC (2) (3) (4) (5) (13)	Hotel, Gaming & Leisure	L + 7.00% (1.00% Floor)	5/12/2021	18,163	18,030	17,302	2.26
PPT Management Holdings, LLC (2) (3) (5)	Healthcare & Pharmaceuticals	L + 6.00% (1.00% Floor)	12/16/2022	22,500	22,288	22,426	2.93
Premier Senior Marketing, LLC (2) (3) (5) (16)	Banking, Finance, Insurance & Real Estate	L + 5.00% (1.00% Floor)	7/1/2022	3,741	3,690	3,741	0.49
Product Quest Manufacturing, LLC (2) (3) (4) (5) (12)	Containers, Packaging & Glass	L + 5.75% (1.00% Floor)	9/9/2020	28,000	27,565	25,838	3.38
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2) (3) (4)	Wholesale	L + 4.50% (1.00% Floor)	1/28/2020	10,798	10,739	8,101	1.06
PSC Industrial Holdings Corp (2) (3) (4) (13)	Environmental Industries	L + 4.75% (1.00% Floor)	12/5/2020	11,760	11,679	11,290	1.48
PSI Services LLC (2) (3) (4) (5) (12) (16)	Business Services	L + 6.75% (1.00% Floor)	2/27/2021	32,705	32,022	34,784	4.56
PT Intermediate Holdings III, LLC (Parts Town) (2) (3) (4) (5) (13) (15)	Wholesale	L + 6.50% (1.00% Floor)	6/23/2022	17,417	17,215	17,563	2.30
QW Holding Corporation (Quala) (2) (3) (4) (5) (13)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	29,925	29,084	30,009	3.93
Reliant Pro Rehab, LLC (2) (3) (5) (12)	Healthcare & Pharmaceuticals	L + 10.00% (1.00% Floor)	12/29/2017	22,331	22,024	22,331	2.92
SolAero Technologies Corp. (2) (3) (4) (5)	Telecommunications	L + 5.25% (1.00% Floor)	12/10/2020	19,677	19,541	18,901	2.47
Superior Health Linens, LLC (2) (3) (4) (5) (13) (15)	Business Services	L + 6.50% (1.00% Floor)	9/30/2021	19,206	18,891	19,068	2.50
T2 Systems, Inc. (2) (3) (4) (5) (13) (15) (16)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	22,950	22,333	23,208	3.04
T2 Systems Canada, Inc. (2) (3) (5) (16)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	4,050	3,952	4,090	0.54

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2016
(dollar amounts in thousands)
(unaudited)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (80.09%) (continued)
Teaching Strategies, LLC (2) (3) (4) (13)	Media: Advertising, Printing & Publishing	L + 5.50% (0.50% Floor)	10/1/2019	$13,369	$13,333	$13,369	1.75%
The Hilb Group, LLC (2) (3) (5) (12) (15)	Banking, Finance, Insurance & Real Estate	L + 6.50% (1.00% Floor)	6/24/2021	29,682	29,113	29,826	3.90
The SI Organization, Inc. (2) (3) (4) (13)	Aerospace & Defense	L + 4.75% (1.00% Floor)	11/23/2019	8,574	8,527	8,676	1.15
The Topps Company, Inc. (2) (3) (4) (13)	Non-durable Consumer Goods	L + 6.00% (1.25% Floor)	10/2/2020	18,707	18,629	18,795	2.46
TruckPro, LLC (2) (3) (4) (13) (16)	Automotive	L + 5.00% (1.00% Floor)	8/6/2018	9,292	9,267	9,262	1.21
Tweddle Group, Inc. (2) (3) (4) (13)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	10/24/2022	16,200	15,885	16,114	2.11
TwentyEighty, Inc. (fka Miller Heiman, Inc.) (2) (3) (5) (10) (13)	Business Services	L + 6.00% (1.00% Floor)	9/30/2019	18,719	18,571	7,628	1.00
U.S. Farathane, LLC (2) (3) (4) (13)	Automotive	L + 4.75% (1.00% Floor)	12/23/2021	1,925	1,895	1,925	0.25
U.S. TelePacific Holdings Corp. (2) (3) (5)	Telecommunications	L + 8.50% (1.00% Floor)	2/24/2021	30,000	29,149	29,853	3.91
Vetcor Professional Practices, LLC (2) (3) (4) (5) (13) (15)	Consumer Services	L + 6.25% (1.00% Floor)	4/20/2021	25,001	24,623	25,164	3.29
Violin Finco S.A.R.L. (Alexander Mann Solutions) (United Kingdom) (2) (3) (4) (8) (13)	Business Services	L + 4.75% (1.00% Floor)	12/20/2019	10,065	10,012	10,058	1.32
Vistage Worldwide, Inc. (2) (3) (4) (13) (16)	Business Services	L + 5.50% (1.00% Floor)	8/19/2021	28,757	28,524	28,688	3.75
Vitera Healthcare Solutions, LLC (2) (3) (4) (13)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	11/4/2020	9,104	9,050	9,078	1.19
Winchester Electronics Corporation (2) (3) (4) (5) (13) (15)	Capital Equipment	L + 6.50% (1.00% Floor)	6/30/2022	27,367	26,959	27,460	3.59
Zest Holdings, LLC (2) (3) (4) (13)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	9,530	9,530	9,584	1.25
First Lien Debt Total					$1,145,326	$1,139,548	149.13%
Second Lien Debt (12.08%)
AF Borrower LLC (Accuvant) (2) (3) (5)	High Tech Industries	L + 9.00% (1.00% Floor)	1/30/2023	$8,000	$7,934	$8,000	1.05%
AIM Group USA Inc. (2) (3) (5) (13)	Aerospace & Defense	L + 9.00% (1.00% Floor)	8/2/2022	23,000	22,701	23,196	3.04
AmeriLife Group, LLC (2) (3) (5)	Banking, Finance, Insurance & Real Estate	L + 8.75% (1.00% Floor)	1/10/2023	20,000	19,656	19,208	2.51
Argon Medical Devices, Inc. (2) (3) (4) (5)	Healthcare & Pharmaceuticals	L + 9.50% (1.00% Floor)	6/23/2022	24,000	23,363	24,233	3.17
Berlin Packaging L.L.C. (2) (3) (5) (13)	Containers, Packaging & Glass	L + 6.75% (1.00% Floor)	10/1/2022	2,927	2,910	2,953	0.39
Charter NEX US Holdings, Inc. (2) (3) (5) (13)	Chemicals, Plastics & Rubber	L + 8.25% (1.00% Floor)	2/5/2023	7,394	7,303	7,468	0.98
Confie Seguros Holding II Co. (2) (3) (5) (16)	Banking, Finance, Insurance & Real Estate	L + 9.00% (1.25% Floor)	5/8/2019	12,000	11,921	11,918	1.56
Drew Marine Group Inc. (2) (3) (4) (5) (13)	Chemicals, Plastics & Rubber	L + 7.00% (1.00% Floor)	5/19/2021	12,500	12,481	12,333	1.61
Genex Holdings, Inc. (2) (3) (5)	Banking, Finance, Insurance & Real Estate	L + 7.75% (1.00% Floor)	5/30/2022	7,990	7,915	7,978	1.04

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2016
(dollar amounts in thousands)
(unaudited)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Second Lien Debt (12.08%) (continued)
Institutional Shareholder Services Inc. (2) (3) (5) (13)	Banking, Finance, Insurance & Real Estate	L + 8.50% (1.00% Floor)	4/29/2022	$12,500	$12,408	$12,359	1.62%
Jazz Acquisition, Inc. (Wencor) (2) (3) (5) (13)	Aerospace & Defense	L + 6.75% (1.00% Floor)	6/19/2022	6,700	6,677	5,572	0.73
MRI Software, LLC (2) (3) (5)	Software	L + 8.00% (1.00% Floor)	6/23/2022	11,250	11,110	11,265	1.47
Power Stop, LLC (5) (9)	Automotive	11.00%	5/29/2022	10,000	9,831	9,863	1.29
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2) (3) (5)	Wholesale	L + 8.50% (1.00% Floor)	7/28/2020	3,000	2,960	1,682	0.22
Vitera Healthcare Solutions, LLC (2) (3) (4)	Healthcare & Pharmaceuticals	L + 8.25% (1.00% Floor)	11/4/2021	2,000	1,979	1,945	0.26
Watchfire Enterprises, Inc. (2) (3) (5) (13)	Media: Advertising, Printing & Publishing	L + 8.00% (1.00% Floor)	10/2/2021	7,000	6,932	6,976	0.91
Zywave, Inc. (2) (3) (5)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	4,950	4,879	4,915	0.64
Second Lien Debt Total					$172,960	$171,864	22.49%

Investments—non-controlled/non-affiliated (1)	Industry	Maturity Date	Par Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Structured Finance Obligations (0.37%) (5) (8) (11)
1776 CLO I, Ltd., Subordinated Notes	Structured Finance	5/8/2020	$11,750	$6,739	$2,761	0.36%
Clydesdale CLO 2005, Ltd., Subordinated Notes	Structured Finance	12/6/2017	5,750	—	10	—
MSIM Peconic Bay, Ltd., Subordinated Notes	Structured Finance	7/20/2019	4,500	63	5	—
Nautique Funding Ltd., Income Notes	Structured Finance	4/15/2020	5,000	2,437	2,440	0.32
Structured Finance Obligations Total				$9,239	$5,216	0.68%

Investments—non-controlled/non-affiliated (1)	Industry	Shares/ Units	Cost	Fair Value (7)	Percentage of Net Assets
Equity Investments (0.46%) (5)
CIP Revolution Investments, LLC	Media: Advertising, Printing & Publishing	30,000	$300	$352	0.05%
Derm Growth Partners III, LLC (Dermatology Associates)	Healthcare & Pharmaceuticals	1,000,000	1,000	976	0.13
GS Holdco LLC (Global Software, LLC)	High Tech Industries	1,000,000	1,001	1,126	0.15
Power Stop Intermediate Holdings, LLC	Automotive	7,150	715	1,208	0.16
T2 Systems Parent Corporation	Transportation: Consumer	555,556	556	584	0.07
THG Acquisition, LLC (The Hilb Group, LLC)	Banking, Finance, Insurance & Real Estate	1,500,000	1,499	2,228	0.29
Equity Investments Total			$5,071	$6,474	0.85%
Total investments—non-controlled/non-affiliated			$1,332,596	$1,323,102	173.15%

Investments—controlled/affiliated	Industry	Interest Rate (2)	Maturity Date	Par Amount/ LLC Interest	Cost	Fair Value (7)	Percentage of Net Assets
Investment Fund (7.00%) (8)
Middle Market Credit Fund, LLC, Mezzanine Loan (2) (5) (9) (14)	Investment Fund	L + 9.50%	6/24/2017	$62,384	$62,384	$62,384	8.16%
Middle Market Credit Fund, LLC, Subordinated Loan and Member’s Interest (5) (14)	Investment Fund	0.001	3/1/2021	35,001	35,001	37,273	4.88
Investment Fund Total					$97,385	$99,657	13.04%
Total investments—controlled/affiliated					$97,385	$99,657	13.04%
Total investments					$1,429,981	$1,422,759	186.19%

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2016
(dollar amounts in thousands)
(unaudited)

(1)
Unless otherwise indicated, issuers of debt and equity investments held by the Company are domiciled in the United States and issuers of structured finance obligations are domiciled in the Cayman Islands. Under the Investment Company Act, the Company would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of December 31, 2016, the Company does not “control” any of these portfolio companies. Under the Investment Company Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2016, the Company is not an “affiliated person” of any of these portfolio companies.

(2)
Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate), which generally resets quarterly. For each such loan, the Company has provided the interest rate in effect as of December 31, 2016. As of December 31, 2016, all of our LIBOR loans were indexed to the 90-day LIBOR rate at 1.00%, except for those loans as indicated in Note 16 below.

(3)	Loan includes interest rate floor feature.

(4)
Denotes that all or a portion of the assets are owned by the SPV. The SPV has entered into the SPV Credit Facility. The lenders of the SPV Credit Facility have a first lien security interest in substantially all of the assets of the SPV (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the Company or the 2015-1 Issuer, a wholly owned and consolidated subsidiary of the Company.

(5)
Denotes that all or a portion of the assets are owned by the Company. The Company has entered into the Credit Facility. The lenders of the Credit Facility have a first lien security interest in substantially all of the portfolio investments held by the Company (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the SPV or the 2015-1 Issuer.

(6)
Amortized cost represents original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. Equity tranche CLO fund investments, which are referred to as “structured finance obligations”, are recorded at amortized cost using the effective interest method.

(7)
Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2, Significant Accounting Policies, and Note 3, Fair Value Measurements), pursuant to the Company’s valuation policy.

(8)
The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

(9)	Represents a corporate mezzanine loan, which is subordinated to senior secured term loans of the portfolio company/investment fund.

(10)	Loan was on non-accrual status as of December 31, 2016.

(11)
As of December 31, 2016, the Company has a greater than 25% but less than 50% equity or subordinated notes ownership interest in certain structured finance obligations. These investments have governing documents that preclude the Company from controlling management of the entity and therefore the Company has determined that the issuer of the investment is not a controlled affiliate or a non-controlled affiliate because the investments are not “voting securities”.

(12)
In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: Dimensional Dental Management, LLC (4.54%), EIP Merger Sub, LLC (Evolve IP) (3.84%), International Medical Group, Inc. (4.64%), Product Quest Manufacturing, LLC (3.54%), PSI Services LLC (4.40%), Reliant Pro Rehab, LLC (nil) and The Hilb Group, LLC (3.96%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

(13)
Denotes that all or a portion of the assets are owned by the 2015-1 Issuer and secure the notes issued in connection with a $400 million term debt securitization completed by the Company on June 26, 2015 (see Note 7, 2015-1 Notes). Accordingly, such assets are not available to the creditors of the SPV or the Company.

(14)
Under the Investment Company Act, the Company is deemed to be an “affiliated person” of and “control” this investment fund because the Company owns more than 25% of the investment fund’s outstanding voting securities and/or has the power to exercise control over management or policies of such investment fund. See Note 5, Middle Market Credit Fund, LLC, for more details.

(15)	As of December 31, 2016, the Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2016
(dollar amounts in thousands)
(unaudited)

Investments—non-controlled/non-affiliated	Type	Unused Fee	Par/ Principal Amount	Fair Value
First Lien Debt—unfunded delayed draw and revolving term loans commitments
Advanced Instruments, LLC	Revolver	0.50%	$2,500	$(25)
Captive Resources Midco, LLC	Revolver	0.50	1,875	(2)
Captive Resources Midco, LLC	Delayed Draw	1.25	3,125	(4)
CIP Revolution Holdings, LLC	Revolver	0.50	1,331	6
CIP Revolution Holdings, LLC	Delayed Draw	0.75	1,331	6
Derm Growth Partners III, LLC (Dermatology Associates)	Revolver	0.50	1,672	1
Derm Growth Partners III, LLC (Dermatology Associates)	Delayed Draw	1.00	5,247	4
Dimensional Dental Management, LLC	Delayed Draw	1.00	2,507	(23)
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.)	Revolver	0.50	4,750	(30)
Direct Travel, Inc.	Delayed Draw	1.00	9,658	(56)
Green Plains II LLC	Revolver	0.50	1,352	14
National Technical Systems, Inc.	Revolver	0.50	2,031	(102)
National Technical Systems, Inc.	Delayed Draw	1.00	4,469	(165)
OnCourse Learning Corporation	Revolver	0.50	859	2
PT Intermediate Holdings III, LLC (Parts Town)	Revolver	0.50	2,025	15
Superior Health Linens, LLC	Revolver	0.50	2,735	(17)
T2 Systems, Inc.	Revolver	0.50	2,933	29
The Hilb Group, LLC	Delayed Draw	1.00	3,810	16
Vetcor Professional Practices, LLC	Delayed Draw	1.00	3,057	18
Winchester Electronics Corporation	Delayed Draw	1.00	2,500	8
Total unfunded commitments			$59,767	$(305)

(16)	As of December 31, 2016, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.77%.
As of December 31, 2016, investments at fair value consisted of the following:

Type	Amortized Cost	Fair Value	% of Fair Value
First Lien Debt (excluding First Lien/Last Out)	$964,398	$955,478	67.15%
First Lien/Last Out Unitranche	180,928	184,070	12.94
Second Lien Debt	172,960	171,864	12.08
Structured Finance Obligations	9,239	5,216	0.37
Equity Investments	5,071	6,474	0.46
Investment Fund	97,385	99,657	7.00
Total	$1,429,981	$1,422,759	100.00%
The rate type of debt investments at fair value as of December 31, 2016 was as follows:

Rate Type	Amortized Cost	Fair Value	% of Fair Value of First and Second Lien Debt
Floating Rate	$1,308,455	$1,301,549	99.25%
Fixed Rate	9,831	9,863	0.75
Total	$1,318,286	$1,311,412	100.00%

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2016
(dollar amounts in thousands)
(unaudited)

The industry composition of investments at fair value as of December 31, 2016 was as follows:

Industry	Amortized Cost	Fair Value	% of Fair Value
Aerospace & Defense	$62,759	$61,371	4.31%
Automotive	37,780	38,414	2.70
Banking, Finance, Insurance & Real Estate	148,577	150,700	10.59
Beverage, Food & Tobacco	15,059	15,379	1.08
Business Services	149,205	141,784	9.97
Capital Equipment	36,811	37,316	2.62
Chemicals, Plastics & Rubber	19,784	19,801	1.39
Construction & Building	23,403	23,691	1.67
Consumer Services	78,693	79,941	5.62
Containers, Packaging & Glass	49,442	47,706	3.35
Durable Consumer Goods	19,930	19,932	1.04
Energy: Electricity	36,783	36,758	2.59
Energy: Oil & Gas	11,132	10,911	0.77
Environmental Industries	40,763	41,299	2.90
Forest Products & Paper	23,752	23,924	1.68
Healthcare & Pharmaceuticals	159,072	161,544	11.36
High Tech Industries	45,617	46,317	3.26
Hotel, Gaming & Leisure	30,450	30,014	2.11
Investment Fund	97,385	99,657	7.00
Media: Advertising, Printing & Publishing	70,988	71,999	5.06
Metals & Mining	10,232	10,259	0.72
Non-durable Consumer Goods	32,759	29,348	2.06
Retail	8,625	8,320	0.58
Software	11,110	11,265	0.79
Structured Finance	9,239	5,216	0.37
Telecommunications	108,553	110,359	7.76
Transportation: Cargo	34,323	34,306	2.41
Transportation: Consumer	26,841	27,882	1.96
Wholesale	30,914	27,346	1.92
Total	$1,429,981	$1,422,759	100.00%
The geographical composition of investments at fair value as of December 31, 2016 was as follows:

Geography	Amortized Cost	Fair Value	% of Fair Value
Cayman Islands	$9,239	$5,216	0.37%
United Kingdom	21,144	20,969	1.47
United States	1,399,598	1,396,574	98.16
Total	$1,429,981	$1,422,759	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
As of September 30, 2017
(dollar amounts in thousands, except per share data)
1. ORGANIZATION
TCG BDC, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “TCG BDC” or the “Company”) is a Maryland corporation formed on February 8, 2012, and structured as an externally managed, non-diversified closed-end investment company. The Company is managed by its investment adviser, Carlyle GMS Investment Management L.L.C. (“CGMSIM” or “Investment Adviser”), a wholly owned subsidiary of The Carlyle Group L.P. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”). In addition, the Company has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”).
The Company’s investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which the Company defines as companies with approximately $10 million to $100 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”), which the Company believes is a useful proxy for cash flow. The Company seeks to achieve its investment objective primarily through direct originations of secured debt, including first lien senior secured loans (which may include stand-alone first lien loans, first lien/last out loans and “unitranche” loans) and second lien senior secured loans (collectively, “Middle Market Senior Loans”), with the balance of our assets invested in higher yielding investments (which may include unsecured debt, mezzanine debt and investments in equities). The Middle Market Senior Loans are generally made to private U.S. middle market companies that are, in many cases, controlled by private equity firms. Depending on market conditions, the Company expects that between 70% and 80% of the value of its assets will be invested in Middle Market Senior Loans. The Company expects that the composition of its portfolio will change over time given the Investment Adviser’s view on, among other things, the economic and credit environment (including with respect to interest rates) in which the Company is operating.
On May 2, 2013, the Company completed its initial closing of capital commitments (the “Initial Closing”) and subsequently commenced substantial investment operations. Effective March 15, 2017, the Company changed its name from “Carlyle GMS Finance, Inc.” to “TCG BDC, Inc.” On June 19, 2017, the Company closed its initial public offering (“IPO”), issuing 9,454,200 shares of its common stock (including shares issued pursuant to the exercise of the underwriters’ over-allotment option on July 5, 2017) at a public offering price of $18.50 per share. Net of underwriting costs, the Company received cash proceeds of $169,488. Shares of common stock of TCG BDC began trading on the NASDAQ Global Select Market under the symbol “CGBD” on June 14, 2017.
The Company is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012. Pursuant to this Act, the Company will remain an emerging growth company for up to five years following the IPO, although if the market value of the common stock that is held by non-affiliates exceeds $700,000 as of any June 30 before that time, the Company would cease to be an emerging growth company as of the following December 31. As of June 30, 2017, the market value of the common stock held by non-affiliates exceeded $700,000. Accordingly, the Company will cease to be an emerging growth company as of December 31, 2017.
The Company is externally managed by the Investment Adviser, an investment adviser registered under the Investment Advisers Act of 1940, as amended. Carlyle GMS Finance Administration L.L.C. (the “Administrator”) provides the administrative services necessary for the Company to operate. Both the Investment Adviser and the Administrator are wholly owned subsidiaries of Carlyle Investment Management L.L.C., a subsidiary of The Carlyle Group L.P. “Carlyle” refers to The Carlyle Group L.P. and its affiliates and its consolidated subsidiaries (other than portfolio companies of its affiliated funds), a global alternative asset manager publicly traded on NASDAQ Global Select Market under the symbol “CG”. Refer to the sec.gov website for further information on Carlyle.
TCG BDC SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on January 3, 2013. The SPV invests in first and second lien senior secured loans. The SPV is a wholly owned subsidiary of the Company and is consolidated in these consolidated financial statements commencing from the date of its formation, January 3, 2013. Effective March 15, 2017, the SPV changed its name from “Carlyle GMS Finance SPV LLC” to “TCG BDC SPV LLC”.
On June 9, 2017, pursuant to the Agreement and Plan of Merger, dated May 3, 2017 (the “Agreement”), by and between the Company and NF Investment Corp. (“NFIC”), NFIC merged with and into the Company (the “NFIC Acquisition”), with the Company as the surviving entity. The NFIC Acquisition was accounted for as an asset acquisition. NFIC SPV LLC (the “NFIC SPV” and, together with the SPV, the “SPVs”) is a Delaware limited liability company that was formed on June 18, 2013. Upon the consummation of the NFIC Acquisition, the NFIC SPV became a wholly owned subsidiary of the Company and is consolidated in these consolidated financial statements commencing from the closing date of the NFIC Acquisition, June 9, 2017. Refer to Note 13, NFIC Acquisition, for details.
On June 26, 2015, the Company completed a $400 million term debt securitization (the “2015-1 Debt Securitization”). The notes offered in the 2015-1 Debt Securitization (the “2015-1 Notes”) were issued by Carlyle GMS Finance MM CLO 2015-1 LLC (the “2015-1 Issuer”), a wholly owned and consolidated subsidiary of the Company, and are secured by a diversified portfolio of the 2015-1 Issuer consisting primarily of first and second lien senior secured loans. Refer to Note 7 for details. The 2015-1 Issuer is consolidated in these consolidated financial statements commencing from the date of its formation, May 8, 2015.
On February 29, 2016, the Company and Credit Partners USA LLC (“Credit Partners”) entered into an amended and restated limited liability company agreement, which was subsequently amended on June 24, 2016 (as amended, the “Limited Liability Company Agreement”) to co-manage Middle Market Credit Fund, LLC (“Credit Fund”). Credit Fund primarily invests in first lien loans of middle market companies. Credit Fund is managed by a six-member board of managers, on which the Company and Credit Partners each have equal representation. The Company and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400,000 each. Refer to Note 5, Middle Market Credit Fund, LLC, for details.
As a BDC, the Company is required to comply with certain regulatory requirements. As part of these requirements, the Company must not acquire any assets other than “qualifying assets” specified in the Investment Company Act unless, at the time the acquisition is made, at least 70% of its total assets are qualifying assets (with certain limited exceptions).
To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Company generally does not have to pay corporate level taxes on any income that it distributes to stockholders, provided that the Company satisfies those requirements.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“US GAAP”). The Company is an investment company for the purposes of accounting and financial reporting in accordance with Accounting Standards Update (“ASU”) 2013-08, Financial Services—Investment Companies (“ASU 2013-08”): Amendments to the Scope, Measurement and Disclosure Requirements. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, the SPVs and the 2015-1 Issuer. All significant intercompany balances and transactions have been eliminated. US GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
The interim financial statements have been prepared in accordance with US GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X. Accordingly, certain disclosures accompanying the annual consolidated financial statements prepared in accordance with US GAAP are omitted. In the opinion of management, all adjustments considered necessary for the fair presentation of consolidated financial statements for the interim period presented have been included. These adjustments are of a normal, recurring nature. This Form 10-Q should be read in conjunction with the Company’s annual report on Form 10-K for the year ended December 31, 2016. The results of operations for the three month and nine month periods ended September 30, 2017 are not necessarily indicative of the operating results to be expected for the full year.
Use of Estimates
The preparation of consolidated financial statements in conformity with US GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Company’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from these estimates and such differences could be material.

Investments
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Consolidated Statements of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3 for further information about fair value measurements.
Cash and Cash Equivalents
Cash and cash equivalents consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. treasury notes) with original maturities of three months or less. Cash equivalents are carried at amortized cost, which approximates fair value. The Company’s cash and cash equivalents are held with two large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit.
Revenue Recognition
Interest from Investments and Realized Gain/Loss on Investments
Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. At time of exit, the realized gain or loss on an investment is the difference between the amortized cost at time of exit and the cash received at exit using the specific identification method.
The Company may have loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Such income is included in interest income in the Consolidated Statements of Operations. As of September 30, 2017, the fair value of the loan in the portfolio with PIK provisions was $14,968, which represents approximately 0.76% of total investments at fair value. For the three month and nine month periods ended September 30, 2017, the Company earned $778 in PIK income. As of December 31, 2016 and for the three month and nine month periods ended September 30, 2016, no loans in the portfolio contained PIK provisions.
Dividend Income
Dividend income from the investment fund is recorded on the record date for the investment fund to the extent that such amounts are payable by the investment fund and are expected to be collected.
Other Income
Other income may include income such as consent, waiver, amendment, syndication and prepayment fees associated with the Company’s investment activities as well as any fees for managerial assistance services rendered by the Company to the portfolio companies. Such fees are recognized as income when earned or the services are rendered. The Company may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the accompanying Consolidated Statements of Assets and Liabilities. For the three month and nine month periods ended September 30, 2017, the Company earned $1,318 and $7,900, respectively, in other income, primarily from syndication and prepayment fees. For the three month and nine month periods ended September 30, 2016, the Company earned $1,909 and $4,578, respectively, in other income, primarily from syndication and prepayment fees.
Non-Accrual Income
Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of September 30, 2017, the fair value of the loan in the portfolio on non-accrual status was $22,808, which represents approximately 1.16% of total investments at fair value. The remaining first and second lien debt investments were performing and current on their interest payments as of September 30, 2017. All first and second lien debt investments were performing and current on their interest payments as of September 30, 2016.
SPV Credit Facility, Credit Facility and 2015-1 Notes Related Costs, Expenses and Deferred Financing Costs (See Note 6, Borrowings, and Note 7, 2015-1 Notes)
Interest expense and unused commitment fees on the SPV Credit Facility and Credit Facility are recorded on an accrual basis. Unused commitment fees are included in credit facility fees in the accompanying Consolidated Statements of Operations.

The SPV Credit Facility and Credit Facility are recorded at carrying value, which approximates fair value.
Deferred financing costs include capitalized expenses related to the closing or amendments of the SPV Credit Facility and Credit Facility. Amortization of deferred financing costs for each credit facility is computed on the straight-line basis over the respective term of each credit facility, except for a portion that was accelerated in connection with the amendment of the SPV Credit Facility as described in Note 6. The unamortized balance of such costs is included in deferred financing costs in the accompanying Consolidated Statements of Assets and Liabilities. The amortization of such costs is included in credit facility fees in the accompanying Consolidated Statements of Operations.
Debt issuance costs include capitalized expenses including structuring and arrangement fees related to the offering of the 2015-1 Notes. Amortization of debt issuance costs for the 2015-1 Notes is computed on the effective yield method over the term of the 2015-1 Notes. The unamortized balance of such costs is presented as a direct deduction to the carrying amount of the 2015-1 Notes in the accompanying Consolidated Statements of Assets and Liabilities. The amortization of such costs is included in interest expense in the accompanying Consolidated Statements of Operations.
The 2015-1 Notes are recorded at carrying value, which approximates fair value.
Organization and Offering Costs
The Company agreed to reimburse the Investment Adviser for initial organization and offering costs incurred on behalf of the Company up to $1,500. As of September 30, 2017 and December 31, 2016, $1,500 of initial organization and offering costs had been incurred by the Company and $57 of excess initial organization and offering costs had been incurred by the Investment Adviser since inception. The Company’s initial organization costs incurred were expensed and the initial offering costs were charged against equity when incurred.
Offering costs consist primarily of fees and expenses incurred in connection with the offering of shares, including legal, underwriting, printing and other costs, as well as costs associated with the preparation and filing of applicable registration statements. Upon consummation of the IPO, the Company is no longer a closed–end fund with a continuous offering period and, thus, offering costs are charged against equity when incurred. During the nine month period ended September 30, 2017, $3,028 of the offering costs were incurred, 50% of which were paid by the Investment Adviser.
Income Taxes
For federal income tax purposes, the Company has elected to be treated as a RIC under the Code, and intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.
The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
In addition, based on the excise distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed. The Company intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. All penalties and interest associated with income taxes, if any, are included in income tax expense. The SPVs and the 2015-1 Issuer are disregarded entities for tax purposes and are consolidated with the tax return of the Company.
Dividends and Distributions to Common Stockholders
To the extent that the Company has taxable income available, the Company intends to make quarterly distributions to its common stockholders. Dividends and distributions to common stockholders are recorded on the record date. The amount to be distributed is determined by the Board of Directors each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

Prior to July 5, 2017, the Company had an “opt in” dividend reinvestment plan. Effective on July 5, 2017, the Company converted the “opt in” dividend reinvestment plan to an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and other distributions on behalf of the stockholders, other than those stockholders who have “opted out” of the plan. As a result of adopting the plan, if our Board of Directors authorizes, and the Company declares, a cash dividend or distribution, the stockholders who have not elected to “opt out” of the dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of the Company’s common stock, rather than receiving cash. Each registered stockholder may elect to have such stockholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered stockholder that does not so elect, distributions on such stockholder’s shares will be reinvested by State Street Bank and Trust Company, our plan administrator, in additional shares. The number of shares to be issued to the stockholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes. The Company intends to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the net asset value per share on the relevant valuation date. If the market value per share is less than the net asset value per share on the relevant valuation date, the plan administrator would implement the plan through the purchase of common stock on behalf of participants in the open market, unless the Company instructs the plan administrator otherwise.
Functional Currency
The functional currency of the Company is the U.S. Dollar and all transactions were in U.S. Dollars.
3. FAIR VALUE MEASUREMENTS
The Company applies fair value accounting in accordance with the terms of Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Company values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Company may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Company determines whether the quote obtained is sufficient according to US GAAP to determine the fair value of the security. The Company may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser or the Company’s Board of Directors, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The process generally used to determine the applicable value is as follows: (i) the value of each portfolio company or investment is initially reviewed by the investment professionals responsible for such portfolio company or investment and, for non-traded investments, a standardized template designed to approximate fair market value based on observable market inputs, updated credit statistics and unobservable inputs is used to determine a preliminary value, which is also reviewed alongside consensus pricing, where available; (ii) preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of senior management; (iii) the Board of Directors engages a third-party valuation firm to provide positive assurance on portions of the Middle Market Senior Loans and equity investments portfolio each quarter (such that each non-traded investment other than Credit Fund is reviewed by a third-party valuation firm at least once on a rolling twelve month basis) including a review of management’s preliminary valuation and conclusion on fair value; (iv) the Audit Committee of the Board of Directors (the “Audit Committee”) reviews the assessments of the Investment Adviser and the third-party valuation firm and provides the Board of Directors with any recommendations with respect to changes to the fair value of each investment in the portfolio; and (v) the Board of Directors discusses the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Investment Adviser and, where applicable, the third-party valuation firm.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	call features, put features and other relevant terms of debt;

•	the portfolio company’s leverage and ability to make payments;

•	the portfolio company’s public or private credit rating;

•	the portfolio company’s actual and expected earnings and discounted cash flow;

•	prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;

•	the markets in which the portfolio company does business and recent economic and/or market events; and

•	comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the consolidated financial statements as of September 30, 2017 and December 31, 2016.
US GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:

•
Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

•
Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

•
Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are in this category generally include investments in privately-held entities, CLOs, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Investment Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur. For the three month and nine month periods ended September 30, 2017 and 2016, there were no transfers between levels.
The following tables summarize the Company’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of September 30, 2017 and December 31, 2016:

	September 30, 2017
	Level 1	Level 2	Level 3	Total
Assets
First Lien Debt	$—	$—	$1,490,650	$1,490,650
Second Lien Debt	—	—	268,783	268,783
Structured Finance Obligations	—	—	2,585	2,585
Equity Investments	—	—	13,552	13,552
Investment Fund
Mezzanine Loan	—	—	112,300	112,300
Subtotal	$—	$—	$1,887,870	$1,887,870
Investments measured at net asset value (1)				76,247
Total				$1,964,117

	December 31, 2016
	Level 1	Level 2	Level 3	Total
Assets
First Lien Debt	$—	$—	$1,139,548	$1,139,548
Second Lien Debt	—	—	171,864	171,864
Structured Finance Obligations	—	—	5,216	5,216
Equity Investments	—	—	6,474	6,474
Investment Fund
Mezzanine Loan	—	—	62,384	62,384
Subtotal	$—	$—	$1,385,486	$1,385,486
Investments measured at net asset value (1)				37,273
Total				$1,422,759

(1)
Amount represents the Company’s subordinated loan and member’s interest investments in Credit Fund. The fair value of these investments has been estimated using the net asset value of the Company’s ownership interests in Credit Fund.

The changes in the Company’s investments at fair value for which the Company has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	Financial Assets For the three month period ended September 30, 2017
	First Lien Debt	Second Lien Debt	Structured Finance Obligations	Equity Investments	Investment Fund - Mezzanine Loan	Total
Balance, beginning of period	$1,270,078	$250,765	$2,597	$10,722	$113,100	$1,647,262
Purchases	267,658	28,875	—	1,500	7,600	305,633
Sales	(20,610)	—	—	—	—	(20,610)
Paydowns	(26,731)	(12,500)	(43)	—	(8,400)	(47,674)
Accretion of discount	1,548	284	—	—	—	1,832
Net realized gains (losses)	141	—	31	—	—	172
Net change in unrealized appreciation (depreciation)	(1,434)	1,359	—	1,330	—	1,255
Balance, end of period	$1,490,650	$268,783	$2,585	$13,552	$112,300	$1,887,870
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held as of September 30, 2017 included in net change in unrealized appreciation (depreciation) on investments non-controlled/non-affiliated on the Consolidated Statements of Operations	$(1,053)	$1,519	$—	$1,330	$—	$1,796

	Financial Assets For the three month period ended September 30, 2016
	First Lien Debt	Second Lien Debt	Structured Finance Obligations	Equity Investments	Investment Fund - Mezzanine Loan	Total
Balance, beginning of period	$944,494	$219,383	$8,040	$4,703	$1,000	$1,177,620
Purchases	244,501	—	—	856	53,200	298,557
Sales	(13,342)	(8,274)	—	—	(22,400)	(44,016)
Paydowns	(65,764)	(20,969)	(1,432)	—	—	(88,165)
Accretion of discount	1,591	288	—	—	—	1,879
Net realized gains (losses)	(99)	221	(1)	—	—	121
Net change in unrealized appreciation (depreciation)	3,206	5,648	1,145	661	—	10,660
Balance, end of period	$1,114,587	$196,297	$7,752	$6,220	$31,800	$1,356,656
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held as of September 30, 2016 included in net change in unrealized appreciation (depreciation) on investments non-controlled/non-affiliated on the Consolidated Statements of Operations	$4,051	$5,507	$1,145	$661	$—	$11,364

	Financial Assets For the nine month period ended September 30, 2017
	First Lien Debt	Second Lien Debt	Structured Finance Obligations	Equity Investments	Investment Fund - Mezzanine Loan	Total
Balance, beginning of period	$1,139,548	$171,864	$5,216	$6,474	$62,384	$1,385,486
Purchases	800,283	125,935	—	5,256	91,760	1,023,234
Sales	(149,302)	(2,978)	—	—	—	(152,280)
Paydowns	(294,552)	(29,893)	(2,792)	—	(41,844)	(369,081)
Accretion of discount	7,821	582	—	—	—	8,403
Net realized gains (losses)	(7,710)	(3)	(11)	—	—	(7,724)
Net change in unrealized appreciation (depreciation)	(5,438)	3,276	172	1,822	—	(168)
Balance, end of period	$1,490,650	$268,783	$2,585	$13,552	$112,300	$1,887,870
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held as of September 30, 2017 included in net change in unrealized appreciation (depreciation) on investments non-controlled/non-affiliated on the Consolidated Statements of Operations	$(9,517)	$3,627	$127	$1,822	$—	$(3,941)

	Financial Assets For the nine month period ended September 30, 2016
	First Lien Debt	Second Lien Debt	Structured Finance Obligations	Equity Investments	Investment Fund - Mezzanine Loan	Total
Balance, beginning of period	$785,459	$210,396	$44,812	$2,424	$—	$1,043,091
Purchases	468,155	33,488	—	2,857	54,200	558,700
Sales	(54,641)	(19,109)	(30,457)	—	(22,400)	(126,607)
Paydowns	(90,540)	(33,462)	(6,689)	—	—	(130,691)
Accretion of discount	3,033	574	(31)	—	—	3,576
Net realized gains (losses)	72	221	(9,771)	—	—	(9,478)
Net change in unrealized appreciation (depreciation)	3,049	4,189	9,888	939	—	18,065
Balance, end of period	$1,114,587	$196,297	$7,752	$6,220	$31,800	$1,356,656
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held as of September 30, 2016 included in net change in unrealized appreciation (depreciation) on investments non-controlled/non-affiliated on the Consolidated Statements of Operations	$2,713	$3,281	$687	$939	$—	$7,620
The Company generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Company carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.

Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using an average of two market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
Investments in structured finance obligations are generally valued using a discounted cash flow and/or consensus pricing.
Investments in equities are generally valued using a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.
Investments in the subordinated loan and member’s interest of the investment fund are valued using the net asset value of the Company’s ownership interest in the investment fund and investments in the mezzanine loan of the investment fund are valued using discounted cash flow analysis with expected repayment rate of principal and interest.
The following tables summarize the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of September 30, 2017 and December 31, 2016:

	Fair Value as of September 30, 2017	Valuation Techniques	Significant Unobservable Inputs	Range
				Low	High	Weighted Average
Investments in First Lien Debt	$1,391,668	Discounted Cash Flow	Discount Rate	4.36%	17.63%	8.16%
	76,174	Consensus Pricing	Indicative Quotes	60.17	100.28	93.59
	22,808	Income Approach	Discount Rate	9.47%	9.47%	9.47%
		Market Approach	Comparable Multiple	8.09x	8.09x	8.09x
Total First Lien Debt	1,490,650
Investments in Second Lien Debt	211,396	Discounted Cash Flow	Discount Rate	7.72%	20.22%	9.85%
	57,387	Consensus Pricing	Indicative Quotes	94.50	100.00	98.98
Total Second Lien Debt	268,783
Investments in Structured Finance Obligations	2,585	Consensus Pricing	Indicative Quotes	22.00	22.00	22.00
Total Structured Finance Obligations	2,585
Investments in Equity	13,552	Income Approach	Discount Rate	7.69%	12.12%	8.85%
		Market Approach	Comparable Multiple	7.52x	14.86x	11.10x
Total Equity Investments	13,552
Investments in Investment Fund—Mezzanine Loan	112,300	Income Approach	Repayment Rate	100.00%	100.00%	100.00%
Total Investment Fund—Mezzanine Loan	112,300
Total Level 3 Investments	$1,887,870

	Fair Value as of December 31, 2016	Valuation Techniques	Significant Unobservable Inputs	Range
				Low	High	Weighted Average
Investments in First Lien Debt	$986,695	Discounted Cash Flow	Discount Rate	4.50%	16.33%	7.94%
	152,853	Consensus Pricing	Indicative Quotes	40.75	106.36	97.29
Total First Lien Debt	1,139,548
Investments in Second Lien Debt	153,657	Discounted Cash Flow	Discount Rate	7.93%	11.05%	9.75%
	16,525	Consensus Pricing	Indicative Quotes	83.17	100.88	94.48
	1,682	Income Approach	Discount Rate	15.32%	15.32%	15.32%
		Market Approach	Comparable Multiple	8.01x	8.68x	8.34x
Total Second Lien Debt	171,864
Investments in Structured Finance Obligations	2,761	Discounted Cash Flow	Discount Rate	22.00%	22.00%	22.00%
			Default Rate	1.13	1.13	1.13
			Prepayment Rate	35.00	35.00	35.00
			Recovery Rate	65.00	65.00	65.00
	2,455	Consensus Pricing	Indicative Quotes	0.10	48.79	48.50
Total Structured Finance Obligations	5,216
Investments in Equity	6,474	Income Approach	Discount Rate	8.68%	10.40%	9.41%
		Market Approach	Comparable Multiple	7.22x	13.71x	11.00x
Total Equity Investments	6,474
Investments in Investment Fund—Mezzanine Loan	62,384	Income Approach	Repayment Rate	100.00%	100.00%	100.00%
Total Investment Fund—Mezzanine Loan	62,384
Total Level 3 Investments	$1,385,486
The significant unobservable inputs used in the fair value measurement of the Company’s investments in first and second lien debt securities are discount rates, indicative quotes and comparable EBITDA multiples. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes or comparable EBITDA multiples in isolation may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Company’s investments in structured finance obligations are discount rates, default rates, prepayment rates, recovery rates and indicative quotes. Significant increases in discount rates, default rates or prepayment rates in isolation would result in a significantly lower fair value measurement, while a significant increase in recovery rates in isolation would result in a significantly higher fair value. Significant decreases in indicative quotes in isolation may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Company’s investments in equities are discount rates and comparable EBITDA multiples. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples would result in a significantly lower fair value measurement.
Financial instruments disclosed but not carried at fair value
The following table presents the carrying value and fair value of the Company’s secured borrowings disclosed but not carried at fair value as of September 30, 2017 and December 31, 2016:

	September 30, 2017		December 31, 2016
	Carrying Value	Fair Value	Carrying Value	Fair Value
Secured borrowings	$578,769	$578,769	$421,885	$421,885
Total	$578,769	$578,769	$421,885	$421,885

The carrying values of the secured borrowings approximate their respective fair values and are categorized as Level 3 within the hierarchy. Secured borrowings are valued generally using discounted cash flow analysis. The significant unobservable inputs used in the fair value measurement of the Company’s secured borrowings are discount rates. Significant increases in discount rates would result in a significantly lower fair value measurement.
The following table represents the carrying values (before debt issuance costs) and fair values of the Company’s 2015-1 Notes disclosed but not carried at fair value as of September 30, 2017 and December 31, 2016:

	September 30, 2017		December 31, 2016
	Carrying Value	Fair Value	Carrying Value	Fair Value
Aaa/AAA Class A-1A Notes	$160,000	$160,030	$160,000	$160,072
Aaa/AAA Class A-1B Notes	40,000	40,009	40,000	39,960
Aaa/AAA Class A-1C Notes	27,000	27,009	27,000	26,951
Aa2 Class A-2 Notes	46,000	46,008	46,000	45,784
Total	$273,000	$273,056	$273,000	$272,767
The fair value determination of the Company’s 2015-1 Notes was based on the market quotation(s) received from broker/dealer(s). These fair value measurements were based on significant inputs not observable and thus represent Level 3 measurements as defined in the accounting guidance for fair value measurement.
The carrying value of other financial assets and liabilities approximates their fair value based on the short term nature of these items.
4. RELATED PARTY TRANSACTIONS
Investment Advisory Agreement
On April 3, 2013, the Company’s Board of Directors, including a majority of the directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Directors”), approved an investment advisory agreement (the “Original Investment Advisory Agreement”) between the Company and the Investment Adviser in accordance with, and on the basis of an evaluation satisfactory to such directors as required by, Section 15(c) of the Investment Company Act. The Original Investment Advisory Agreement was amended on September 15, 2017 (as amended, the “Investment Advisory Agreement”) after the approval of the Company’s Board of Directors, including a majority of the Independent Directors, at an in-person meeting of the Board of Directors held on May 30, 2017 and the approval of the Company’s stockholders at a special meeting of stockholders held on September 15, 2017. The Investment Advisory Agreement was amended, among other things, to (i) reduce the incentive fee payable by the Company to the Investment Adviser from an annual rate of 20% to an annual rate of 17.5%, (ii) delete the incentive fee payment deferral test described below, and (iii) include in the pre-incentive fee net investment income, in the case of investments with a deferred interest feature, accrued income that the Company has not yet received in cash. The initial term of the Investment Advisory Agreement is two years from September 15, 2017 and, unless terminated earlier, the Investment Advisory Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board of Directors and by the vote of a majority of the Independent Directors. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Subject to the overall supervision of the Board of Directors, the Investment Adviser provides investment advisory services to the Company. For providing these services, the Investment Adviser receives fees from the Company consisting of two components—a base management fee and an incentive fee.
Effective September 15, 2017, the base management fee is calculated and payable quarterly in arrears at an annual rate of 1.50% of the average value of the gross assets at the end of the two most recently completed fiscal quarters, except for the first quarter following the IPO, in which case the base management fee is calculated based on the Company’s gross assets as of the end of such fiscal quarter. In each case, the base management fee will be appropriately adjusted for any share issuances or repurchases during such fiscal quarter and the base management fees for any partial month or quarter will be pro-rated. The Company’s gross assets exclude any cash and cash equivalents and include assets acquired through the incurrence of debt from use of the SPV Credit Facility, Credit Facility and 2015-1 Notes (see Note 6, Borrowings, and Note 7, 2015-1 Notes). For purposes of this calculation, cash and cash equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment.
Prior to September 15, 2017, under the Original Investment Advisory Agreement, the base management fee was calculated and payable quarterly in arrears at an annual rate of 1.50% of the average daily gross assets of the Company for the period adjusted for share issuances or repurchases. Prior to the IPO, the Investment Adviser waived its right to receive one-third (0.50%) of the 1.50% base management fee. Any waived base management fees are not subject to recoupment by the Investment Adviser

The fee waiver terminated when the IPO had been consummated. As previously disclosed, in connection with the IPO, the Investment Adviser has agreed to continue the fee waiver until the completion of the first full quarter after the consummation of the IPO. As a result, beginning October 1, 2017, the base management fee is calculated at an annual rate of 1.50% of the Company’s gross assets.
The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears based on capital gains as of the end of each calendar year.
Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the operating expenses accrued for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature, accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
Effective September 15, 2017, pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.50% per quarter (6% annualized) or a “catch-up rate” of 1.82% per quarter (7.28% annualized), as applicable.
Pursuant to the Investment Advisory Agreement, the Company pays its Investment Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;

•
100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.82% in any calendar quarter (7.28% annualized). The Company refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.82%) as the “catch-up.” The “catch-up” is meant to provide the Investment Adviser with approximately 17.5% of the Company’s pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.82% in any calendar quarter; and

•
17.5% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.82% in any calendar quarter (7.28% annualized) will be payable to the Investment Adviser. This reflects that once the hurdle rate is reached and the catch-up is achieved, 17.5% of all pre-incentive fee investment income thereafter is allocated to the Investment Adviser.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 17.5% of realized capital gains, if any, on a cumulative basis from inception through the date of determination, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined at the end of the first calendar year of operations may be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation.
Prior to the September 15, 2017, under the Original Investment Advisory Agreement, pre-incentive fee net investment income, which did not include, in the case of investments with a deferred interest feature, accrued income that the Company has not yet received in cash, and was expressed as a rate of return on the average daily Hurdle Calculation Value (as defined below) throughout the immediately preceding calendar quarter, was compared to a “hurdle rate” of 1.50% per quarter (6% annualized) or a “catch-up” of 1.875% per quarter (7.50% annualized), as applicable. “Hurdle Calculation Value” meant, on any given day, the sum of (x) the value of net assets as of the end of the calendar quarter immediately preceding such day plus (y) the aggregate amount of capital drawn from investors (or reinvested in the Company pursuant to a dividend reinvestment plan) from the beginning of the current quarter to such day minus (z) the aggregate amount of distributions (including share repurchases) made by the Company from the beginning of the current quarter to such day, but only to the extent such distributions were not declared and accounted for on the books and records in a previous quarter. In addition, under the Original Investment Advisory Agreement, the Company deferred payment of any incentive fee otherwise earned by the Investment Adviser if, during the most recent four full calendar quarter periods ending on or prior to the date such payment is to be made, the sum of (a) the aggregate distributions to stockholders and (b) the change in net assets (defined as gross assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 6.0% of net assets (defined as gross assets less indebtedness) at the beginning of such period. These calculations were adjusted for any share issuances or repurchases. Any deferred incentive fees were carried over for payment in subsequent calculation periods.
As previously disclosed, in connection with the IPO, the Investment Adviser agreed to charge 17.5% instead of 20% with respect to, or effectively waive 2.5% from, the entire calculation of the incentive fee beginning on the first full quarter following the consummation of the IPO until the earlier of (i) October 1, 2017 and (ii) the date that the Company’s stockholders vote on the approval of the amendment to the Original Investment Advisory Agreement. The Company’s stockholders voted to approve the Investment Advisory Agreement on September 15, 2017.

For the three month and nine month periods ended September 30, 2017, base management fees were $4,666 and $11,854, respectively (net of waiver of $2,333 and $5,927, respectively), incentive fees related to pre-incentive fee net investment income were $5,321 and $15,459, respectively, and there were no incentive fees related to realized capital gains. For the three month and nine month periods ended September 30, 2016, base management fees were $3,132 and $8,789, respectively (net of waiver of $1,567 and $4,395, respectively), incentive fees related to pre-incentive fee net investment income were $3,962 and $10,318, respectively, and there were no incentive fees related to realized capital gains. For the three month and nine month periods ended September 30, 2017 and 2016, there were no accrued capital gains incentive fees based upon the cumulative net realized and unrealized appreciation (depreciation) as of September 30, 2017 and 2016, respectively. The accrual for any capital gains incentive fee under US GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual.
As of September 30, 2017 and December 31, 2016, $9,986 and $8,157, respectively, was included in base management and incentive fees payable in the accompanying Consolidated Statements of Assets and Liabilities.
On April 3, 2013, the Investment Adviser entered into a personnel agreement with The Carlyle Group Employee Co., L.L.C. (“Carlyle Employee Co.”), an affiliate of the Investment Adviser, pursuant to which Carlyle Employee Co. provides the Investment Adviser with access to investment professionals.
Administration Agreement
On April 3, 2013, the Company’s Board of Directors approved an administration agreement (the “Administration Agreement”) between the Company and the Administrator. Pursuant to the Administration Agreement, the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and the Company’s allocable portion of overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the compensation paid to or compensatory distributions received by the Company’s officers (including the Chief Compliance Officer and Chief Financial Officer) and respective staff who provide services to the Company, operations staff who provide services to the Company, and any internal audit staff, to the extent internal audit performs a role in the Company’s Sarbanes-Oxley Act internal control assessment. Reimbursement under the Administration Agreement occurs quarterly in arrears.
The initial term of the Administration Agreement is two years from April 3, 2013 and, unless terminated earlier, the Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Directors or by a majority vote of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. On March 20, 2017, the Company’s Board of Directors, including a majority of the Independent Directors, approved the continuance of the Administration Agreement for a one year period. The Administration Agreement may not be assigned by a party without the consent of the other party and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.
For the three month and nine month periods ended September 30, 2017, the Company incurred $184 and $522, respectively, and for the three month and nine month periods ended September 30, 2016, the Company incurred $180 and $526, respectively, in fees under the Administrative Agreement, which were included in administrative service fees in the accompanying Consolidated Statements of Operations. As of September 30, 2017 and December 31, 2016, $100 and $137, respectively, was unpaid and included in administrative service fees payable in the accompanying Consolidated Statements of Assets and Liabilities.
Sub-Administration Agreements
On April 3, 2013, the Administrator entered into sub-administration agreements with Carlyle Employee Co. and CELF Advisors LLP (“CELF”) (the “Carlyle Sub-Administration Agreements”). Pursuant to the Carlyle Sub-Administration Agreements, Carlyle Employee Co. and CELF provide the Administrator with access to personnel.

On April 3, 2013, the Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street” and, such agreement, the “State Street Sub-Administration Agreement” and, together with the Carlyle Sub-Administration Agreements, the “Sub-Administration Agreements”). On March 11, 2015, the Company’s Board of Directors, including a majority of the Independent Directors, approved an amendment to the State Street Sub-Administration Agreement. The initial term of the State Street Sub-Administration Agreement ends on April 1, 2017 and, unless terminated earlier, the State Street Sub-Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Directors or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. The State Street Sub-Administration Agreement may be terminated upon at least 60 days’ written notice and without penalty by the vote of a majority of the outstanding securities of the Company, or by the vote of the Board of Directors or by either party to the State Street Sub-Administration Agreement.
For the three month and nine month periods ended September 30, 2017, fees incurred in connection with the State Street Sub-Administration Agreement, which amounted to $209 and $531, respectively, were included in other general and administrative in the accompanying Consolidated Statements of Operations. For the three month and nine month periods ended September 30, 2016, fees incurred in connection with the State Street Sub-Administration Agreement, which amounted to $154 and $442, respectively, were included in other general and administrative in the accompanying Consolidated Statements of Operations. As of September 30, 2017 and December 31, 2016, $122 and $159, respectively, was unpaid and included in other accrued expenses and liabilities in the accompanying Consolidated Statements of Assets and Liabilities.
Placement Fees
On April 3, 2013, the Company entered into a placement fee arrangement with TCG Securities, L.L.C. (“TCG”), a licensed broker-dealer and an affiliate of the Investment Adviser, which may require stockholders to pay a placement fee to TCG for TCG’s services. At the time of the IPO, the placement fee arrangement with TCG was automatically terminated.
For the three month and nine month periods ended September 30, 2017, TCG earned placement fees of $0 and $19, respectively, from the Company’s stockholders in connection with the issuance or sale of the Company’s common stock. For the three month and nine month periods ended September 30, 2016, TCG earned placement fees of $2 and $8, respectively, from the Company’s stockholders in connection with the issuance or sale of the Company’s common stock.
Board of Directors
The Company’s Board of Directors currently consists of five members, three of whom are Independent Directors. On April 3, 2013, the Board of Directors established an Audit Committee consisting of its Independent Directors. The Board of Directors also established a Pricing Committee of the Board of Directors, a Nominating and Governance Committee of the Board of Directors and a Compensation Committee of the Board of Directors, and may establish additional committees in the future. For the three month and nine month periods ended September 30, 2017, the Company incurred $121 and $355, respectively, and for the three month and nine month periods ended September 30, 2016, the Company incurred $146 and $410, respectively, in fees and expenses associated with its Independent Directors and the Audit Committee. As of September 30, 2017 and December 31, 2016, $1 and $0 was unpaid and included in other accrued expenses and liabilities in the accompanying Consolidated Statements of Assets and Liabilities.
Transactions
During the nine month periods ended September 30, 2017 and 2016, the Company sold 16 and 1 investments, respectively, to Credit Fund for proceeds of $113,321 and $20,038, respectively, and realized gains of $190 and $0, respectively. See Note 5, Middle Market Credit Fund, LLC, for further information about Credit Fund.
5. MIDDLE MARKET CREDIT FUND, LLC
Overview
On February 29, 2016, the Company and Credit Partners entered into the Limited Liability Company Agreement to co-manage Credit Fund, an unconsolidated Delaware limited liability company. Credit Fund primarily invests in first lien loans of middle market companies. Credit Fund is managed by a six-member board of managers, on which the Company and Credit Partners each have equal representation. Establishing a quorum for Credit Fund’s board of managers requires at least four members to be present at a meeting, including at least two of the Company’s representatives and two of Credit Partners’ representatives. The Company and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400,000 each. Funding of such commitments generally requires the approval of the board of Credit Fund, including the board members appointed by the Company. By virtue of its membership interest, the Company and Credit Partners each indirectly bear an allocable share of all expenses and other obligations of Credit Fund.

Together with Credit Partners, the Company co-invests through Credit Fund. Investment opportunities for Credit Fund are sourced primarily by the Company and its affiliates. Portfolio and investment decisions with respect to Credit Fund must be unanimously approved by a quorum of Credit Fund’s investment committee consisting of an equal number of representatives of the Company and Credit Partners. Therefore, although the Company owns more than 25% of the voting securities of Credit Fund, the Company does not believe that it has control over Credit Fund (other than for purposes of the Investment Company Act). Middle Market Credit Fund SPV, LLC (the “Credit Fund Sub”), a Delaware limited liability company, was formed on April 5, 2016. Credit Fund Sub primarily invests in first lien loans of middle market companies. Credit Fund Sub is a wholly owned subsidiary of Credit Fund and is consolidated in Credit Fund’s consolidated financial statements commencing from the date of its formation. Credit Fund follows the same Internal Risk Rating System as the Company.
Credit Fund, the Company and Credit Partners entered into an administration agreement with Carlyle GMS Finance Administration L.L.C., the administrative agent of Credit Fund (in such capacity, the “Administrative Agent”), pursuant to which the Administrative Agent is delegated certain administrative and non-discretionary functions, is authorized to enter into sub-administration agreements at our expense with the approval of the board of managers of Credit Fund, and is reimbursed by Credit Fund for its costs and expenses and Credit Fund’s allocable portion of overhead incurred by the Administrative Agent in performing its obligations thereunder
Selected Financial Data
Since inception of Credit Fund and through September 30, 2017 and December 31, 2016, the Company and Credit Partners each made capital contributions of $1 in members’ equity and $74,500 and $35,000, respectively, in subordinated loans to Credit Fund. As of September 30, 2017 and December 31, 2016, Credit Fund had net borrowings of $112,300 and $62,384, respectively, in mezzanine loans under a revolving credit facility with the Company (the “Credit Fund Facility”). As of September 30, 2017 and December 31, 2016, Credit Fund had subordinated loans and members’ capital of $152,495 and $74,547, respectively. As of September 30, 2017 and December 31, 2016, the Company’s ownership interest in such subordinated loans and members’ capital was $76,247 and $37,273, respectively, and in such mezzanine loans was $112,300 and $62,384, respectively.
As of September 30, 2017 and December 31, 2016, Credit Fund held cash and cash equivalents totaling $14,767 and $6,103, respectively.
As of September 30, 2017 and December 31, 2016, Credit Fund had total investments at fair value of $823,129 and $437,829, respectively, which was comprised of first lien senior secured loans and second lien senior secured loans to 47 and 28 portfolio companies, respectively. As of September 30, 2017 and December 31, 2016, no loans in Credit Fund’s portfolio were on non-accrual status or contained PIK provisions. All investments in the portfolio were floating rate debt investments with an interest rate floor. The portfolio companies in Credit Fund are U.S. middle market companies in industries similar to those in which the Company may invest directly. Additionally, as of September 30, 2017 and December 31, 2016, Credit Fund had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $65,341 and $30,361, respectively.
Below is a summary of Credit Fund’s portfolio, followed by a listing of the loans in Credit Fund’s portfolio as of September 30, 2017 and December 31, 2016:

	As of September 30, 2017	As of December 31, 2016
Senior secured loans (1)	$827,857	$439,086
Weighted average yields of senior secured loans based on amortized cost (2)	6.63%	6.47%
Weighted average yields of senior secured loans based on fair value (2)	6.60%	6.41%
Number of portfolio companies in Credit Fund	47	28
Average amount per portfolio company (1)	$17,614	$15,682

(1)	At par/principal amount.

(2)
Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of September 30, 2017 and December 31, 2016. Weighted average yield on debt and income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at fair value included in such securities. Weighted average yield on debt and income producing securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at amortized cost included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

Consolidated Schedule of Investments as of September 30, 2017
Investments (1)	Industry	Interest Rate	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
First Lien Debt (99.60% of fair value)
Acrisure, LLC (2) (3) (4)	Banking, Finance, Insurance & Real Estate	L + 5.00% (1.00% Floor)	11/22/2023	$19,900	$19,855	$20,099
Advanced Instruments, LLC (2) (3) (4) (7) (10) (11)	Healthcare & Pharmaceuticals	L + 5.25% (1.00% Floor)	10/31/2022	11,940	11,818	11,904
Alpha Packaging Holdings, Inc. (2) (3) (4) (7) (10)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	5/12/2020	15,288	15,236	15,289
AM Conservation Holding Corporation (2) (3) (4)	Energy: Electricity	L + 4.75% (1.00% Floor)	10/31/2022	29,775	29,530	29,647
AMS Finco, S.A.R.L. (Alexander Mann Solutions) (United Kingdom) (2) (3) (4) (11)	Business Services	L + 5.50% (1.00% Floor)	5/26/2024	24,938	24,700	25,012
Anaren, Inc. (2) (3) (4)	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	10,065	10,040	10,065
AQA Acquisition Holding, Inc. (2) (3) (4) (7) (10)	High Tech Industries	L + 4.50% (1.00% Floor)	5/24/2023	27,472	27,346	27,469
Borchers, Inc. (2) (3) (4) (7) (10)	Chemicals, Plastics & Rubber	L + 4.75% (1.00% Floor)	1/13/2024	8,024	7,982	8,024
Brooks Equipment Company, LLC (2) (3) (4)	Construction & Building	L + 5.00% (1.00% Floor)	8/29/2020	7,196	7,180	7,195
Datapipe, Inc. (2) (3) (4)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,675	9,618	9,675
DBI Holding LLC (2) (3) (4) (11)	Transportation: Cargo	L + 5.25% (1.00% Floor)	8/1/2021	19,850	19,697	19,832
DecoPac, Inc. (2) (3) (4) (7) (10)	Non-durable Consumer Goods	L + 4.25% (1.00% Floor)	9/29/2024	13,286	13,136	13,218
Dent Wizard International Corporation (2) (3) (4) (11)	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	24,564	24,431	24,530
DTI Holdco, Inc. (2) (3) (4)	High Tech Industries	L + 5.25% (1.00% Floor)	9/30/2023	19,800	19,619	19,008
EAG, Inc. (2) (3) (4) (11)	Business Services	L + 4.25% (1.00% Floor)	7/28/2018	8,231	8,252	8,231
EIP Merger Sub, LLC (Evolve IP) (2) (3) (4) (8) (11)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	22,740	22,178	22,374
EIP Merger Sub, LLC (Evolve IP) (2) (3) (4) (9) (11)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	1,500	1,461	1,480
Empower Payments Acquisitions, Inc. (2) (3) (4)	Media: Advertising, Printing & Publishing	L + 5.50% (1.00% Floor)	11/30/2023	17,369	17,050	17,369
FCX Holdings Corp. (2) (3) (4) (11)	Capital Equipment	L + 4.50% (1.00% Floor)	8/4/2020	9,620	9,578	9,620
Golden West Packaging Group LLC (2) (3) (4) (11)	Containers, Packaging & Glass	L + 5.25% (1.00% Floor)	6/20/2023	20,948	20,754	20,839
J.S. Held LLC (2) (3) (4) (7) (10)	Banking, Finance, Insurance & Real Estate	L + 5.50% (1.00% Floor)	9/27/2023	18,249	18,057	18,121
Jensen Hughes, Inc. (2) (3) (4) (7) (10) (12)	Utilities: Electric	L + 5.00% (1.00% Floor)	12/4/2021	20,682	20,491	20,682
Kestra Financial, Inc. (2) (3) (4)	Banking, Finance, Insurance & Real Estate	L + 5.25% (1.00% Floor)	6/24/2022	19,750	19,514	19,630
MSHC, Inc. (2) (3) (4)	Construction & Building	L + 4.25% (1.00% Floor)	7/31/2023	10,000	9,956	9,990
North American Dental Management, LLC (2) (3) (4) (7) (10)	Healthcare & Pharmaceuticals	L + 4.75% (1.00% Floor)	7/7/2023	16,869	16,299	16,574
PAI Holdco, Inc. (Parts Authority) (2) (3) (4)	Automotive	L + 4.75% (1.00% Floor)	12/30/2022	9,875	9,817	9,875
Paradigm Acquisition Corp. (2) (3) (4)	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	11,909	11,820	11,909
Pasternack Enterprises, Inc. (Infinite RF) (2) (3) (4) (11)	Capital Equipment	L + 5.00% (1.00% Floor)	5/27/2022	20,280	20,181	20,278
Premier Senior Marketing, LLC (2) (3) (4) (11)	Banking, Finance, Insurance & Real Estate	L + 5.00% (1.00% Floor)	7/1/2022	8,722	8,680	8,665
PSI Services LLC (2) (3) (4) (7) (10) (11)	Business Services	L + 5.00% (1.00% Floor)	1/19/2023	30,828	30,278	30,238
Q Holding Company (2) (3) (4)	Automotive	L + 5.00% (1.00% Floor)	12/18/2021	17,322	17,233	17,322

Consolidated Schedule of Investments as of September 30, 2017
Investments (1)	Industry	Interest Rate	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
First Lien Debt (99.60% of fair value)
QW Holding Corporation (Quala) (2) (3) (4) (7) (10)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	10,400	9,777	9,994
Restaurant Technologies, Inc. (2) (3) (4)	Retail	L + 4.75% (1.00% Floor)	11/23/2022	17,412	17,275	17,226
Sovos Brands Intermediate, Inc. (2) (3) (4) (7) (10)	Beverage, Food & Tobacco	L + 4.50% (1.00% Floor)	7/18/2024	21,622	21,513	21,619
Superion, LLC (fka Ramundsen Public Sector, LLC) (2) (3) (4)	Sovereign & Public Finance	L + 4.25% (1.00% Floor)	2/1/2024	3,980	3,964	3,980
Surgical Information Systems, LLC (2) (3) (4) (9) (11)	High Tech Industries	L + 5.00% (1.00% Floor)	4/24/2023	30,000	29,718	29,991
Systems Maintenance Services Holding, Inc. (2) (3) (4) (11)	High Tech Industries	L + 5.00% (1.00% Floor)	10/30/2023	24,316	24,155	24,076
T2 Systems Canada, Inc. (2) (3) (4)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	2,680	2,621	2,656
T2 Systems, Inc. (2) (3) (4) (7) (10)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	15,967	15,600	15,818
Teaching Strategies, LLC (2) (3) (4) (7) (10) (11)	Media: Advertising, Printing & Publishing	L + 4.75% (1.00% Floor)	2/27/2023	18,009	17,840	17,936
The Original Cakerie, Ltd. (Canada) (2) (3) (4) (7) (10)	Beverage, Food & Tobacco	L + 5.00% (1.00% Floor)	7/20/2021	6,957	6,892	6,957
The Original Cakerie, Co. (Canada) (2) (3) (4)	Beverage, Food & Tobacco	L + 5.50% (1.00% Floor)	7/20/2021	3,594	3,580	3,594
U.S. Acute Care Solutions, LLC (2) (3) (4)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	5/15/2021	32,111	31,874	31,723
U.S. TelePacific Holdings Corp. (2) (3) (4) (11)	Telecommunications	L + 5.00% (1.00% Floor)	5/2/2023	29,925	29,632	29,177
Valicor Environmental Services, LLC (2) (3) (4) (7) (10) (11)	Environmental Industries	L + 5.00% (1.00% Floor)	6/1/2023	19,977	19,492	19,692
Vantage Specialty Chemicals, Inc. (2) (4) (11)	Chemicals, Plastics & Rubber	P + 3.50%	2/5/2021	22,218	22,142	22,218
WIRB - Copernicus Group, Inc. (2) (3) (4)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	8/12/2022	14,875	14,806	14,875
WRE Holding Corp. (2) (3) (4) (7) (10)	Environmental Industries	L + 4.75% (1.00% Floor)	1/3/2023	5,028	4,936	4,976
Zest Holdings, LLC (2) (3) (4) (11)	Durable Consumer Goods	L + 4.25% (1.00% Floor)	8/16/2023	21,500	21,448	21,657
Zywave, Inc. (2) (3) (4) (7) (10)	High Tech Industries	L + 5.00% (1.00% Floor)	11/17/2022	17,369	17,207	17,529
First Lien Debt Total					$816,259	$819,858
Second Lien Debt (0.40% of fair value)
Superion, LLC (fka Ramundsen Public Sector, LLC) (2) (3) (7)	Sovereign & Public Finance	L + 8.50% (1.00% Floor)	1/31/2025	$200	$198	$203
Vantage Specialty Chemicals, Inc. (2) (4) (11)	Chemicals, Plastics & Rubber	P + 7.75%	2/5/2022	2,000	1,968	2,000
Zywave, Inc. (2) (3) (4)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	1,050	1,036	1,068
Second Lien Debt Total					$3,202	$3,271
Total Investments					$819,461	$823,129

(1)
Unless otherwise indicated, issuers of investments held by Credit Fund are domiciled in the United States. As of September 30, 2017, the geographical composition of investments as a percentage of fair value was 1.28% in Canada, 3.04% in the United Kingdom, and 95.68% in the United States.

(2)
Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate (“P”)), which generally resets quarterly. For each such loan, Credit Fund has provided the interest rate in effect as of September 30, 2017. As of September 30, 2017, all of Credit Fund’s LIBOR loans were indexed to the 90-day LIBOR rate at 1.34%, except for those loans as indicated in Note 11 below, and the U.S. Prime Rate loan was indexed at 4.25%.

(3)	Loan includes interest rate floor feature.

(4)
Denotes that all or a portion of the assets are owned by Credit Fund Sub. Credit Fund Sub has entered into a revolving credit facility (the “Credit Fund Sub Facility”). The lenders of the Credit Fund Sub Facility have a first lien security interest in substantially all of the assets of Credit Fund Sub. Accordingly, such assets are not available to creditors of Credit Fund.

(5)
Amortized cost represents original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method.

(6)
Fair value is determined in good faith by or under the direction of the board of managers of Credit Fund, pursuant to Credit Fund’s valuation policy, with the fair value of all investments determined using significant unobservable inputs, which is substantially similar to the valuation policy of the Company provided in Note 3, Fair Value Measurements.

(7)
Denotes that all or a portion of the assets are owned by Credit Fund. Credit Fund has entered into the Credit Fund Facility. The lenders of the Credit Fund Facility have a first lien security interest in substantially all of the assets of Credit Fund. Accordingly, such assets are not available to creditors of Credit Fund Sub.

(8)
Credit Fund receives less than the stated interest rate of this loan as a result of an agreement among lenders. The interest rate reduction is 1.25% on EIP Merger Sub, LLC (Evolve IP). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.

(9)
In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, Credit Fund is entitled to receive additional interest as a result of an agreement among lenders as follows: EIP Merger Sub, LLC (Evolve IP) (3.98%) and Surgical Information Systems, LLC (1.01%). Pursuant to the agreement among lenders in respect of these loans, these investments represent a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

(10)	As of September 30, 2017, Credit Fund had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

First Lien Debt—unfunded delayed draw and revolving term loans commitments	Type	Unused Fee	Par/ Principal Amount	Fair Value
Advanced Instruments, LLC	Revolver	0.50%	$1,333	$(4)
Alpha Packaging Holdings, Inc.	Delayed Draw	1.00%	1,780	—
AQA Acquisition Holding, Inc.	Revolver	0.50%	2,459	—
Borchers, Inc.	Revolver	0.50%	1,935	—
DecoPac, Inc.	Revolver	0.50%	1,714	(8)
Jensen Hughes, Inc.	Delayed Draw	1.00%	1,461	—
Jensen Hughes, Inc.	Revolver	0.50%	2,000	—
J.S. Held LLC	Delayed Draw	0.50%	2,253	(14)
North American Dental Management, LLC	Delayed Draw	1.00%	10,101	(99)
North American Dental Management, LLC	Revolver	0.50%	3,030	(30)
PSI Services LLC	Revolver	0.50%	226	(4)
QW Holding Corporation (Quala)	Delayed Draw	1.00%	7,515	(134)
QW Holding Corporation (Quala)	Revolver	0.50%	4,948	(88)
Sovos Brands Intermediate, Inc.	Revolver	0.50%	3,378	—
T2 Systems, Inc.	Revolver	0.50%	1,173	(10)
Teaching Strategies, LLC	Revolver	0.50%	1,900	(7)
The Original Cakerie, Ltd. (Canada)	Revolver	0.50%	1,665	—
Valicor Environmental Services, LLC	Delayed Draw	1.00%	5,825	(55)
Valicor Environmental Services, LLC	Revolver	0.50%	4,197	(40)
WRE Holding Corp.	Delayed Draw	1.00%	4,125	(21)
WRE Holding Corp.	Revolver	0.50%	823	(4)
Zywave, Inc.	Revolver	0.50%	1,500	13
Total unfunded commitments			$65,341	$(505)

(11)	As of September 30, 2017, this LIBOR loan was indexed to the 30-day LIBOR rate at 1.23%.

(12)	As of September 30, 2017, this LIBOR loan was indexed to the 180-day LIBOR rate at 1.51%.

Consolidated Schedule of Investments as of December 31, 2016
Investments (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
First Lien Debt (99.31% of fair value)
AM Conservation Holding Corporation (2) (3) (4)	Energy: Electricity	L + 4.75% (1.00% Floor)	10/31/2022	$30,000	$29,721	$29,925
Datapipe, Inc. (2) (3) (4) (11)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,750	9,654	9,764
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.) (2) (3) (4) (11)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2023	19,850	19,580	19,723
Diversitech Corporation (2) (4) (10) (11)	Capital Equipment	P + 3.50%	11/19/2021	14,803	14,617	14,803
DTI Holdco, Inc. (2) (3) (4) (7)	High Tech Industries	L + 5.25% (1.00% Floor)	9/30/2023	19,950	19,751	19,651
DYK Prime Acquisition LLC (2) (3) (4)	Chemicals, Plastics & Rubber	L + 4.75% (1.00% Floor)	4/1/2022	5,775	5,735	5,775
EAG, Inc. (2) (3) (4) (11)	Business Services	L + 4.25% (1.00% Floor)	7/28/2018	8,713	8,686	8,720
EIP Merger Sub, LLC (Evolve IP) (2) (3) (4) (8)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	22,971	22,323	22,509
EIP Merger Sub, LLC (Evolve IP) (2) (3) (4) (9)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	1,500	1,455	1,468
Empower Payments Acquisitions, Inc. (2) (3) (7)	Media: Advertising, Printing & Publishing	L + 5.50% (1.00% Floor)	11/30/2023	17,500	17,154	17,279
Generation Brands Holdings, Inc. (2) (3) (4)	Durable Consumer Goods	L + 5.00% (1.00% Floor)	6/10/2022	19,900	19,712	20,099
Jensen Hughes, Inc. (2) (3) (4) (10)	Utilities: Electric	L + 5.00% (1.00% Floor)	12/4/2021	20,409	20,188	20,327
Kestra Financial, Inc. (2) (3) (4)	Banking, Finance, Insurance & Real Estate	L + 5.25% (1.00% Floor)	6/24/2022	19,900	19,632	19,814
MSHC, Inc. (2) (3) (4) (10)	Construction & Building	L + 5.00% (1.00% Floor)	7/19/2021	13,177	13,062	13,003
PAI Holdco, Inc. (Parts Authority) (2) (3) (4)	Automotive	L + 4.75% (1.00% Floor)	12/30/2022	9,950	9,886	9,950
Pasternack Enterprises, Inc. (Infinite RF) (2) (3) (4)	Capital Equipment	L + 5.00% (1.00% Floor)	5/27/2022	11,941	11,844	11,941
Q Holding Company (2) (3) (4)	Automotive	L + 5.00% (1.00% Floor)	12/18/2021	13,964	13,828	13,941
QW Holding Corporation (Quala) (2) (3) (4) (7) (10)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	8,975	8,413	9,030
RelaDyne Inc. (2) (3) (4) (10)	Wholesale	L + 5.25% (1.00% Floor)	7/22/2022	23,514	23,117	23,443
Restaurant Technologies, Inc. (2) (3) (4)	Retail	L + 4.75% (1.00% Floor)	11/23/2022	14,000	13,871	13,969
Systems Maintenance Services Holding, Inc. (2) (3) (4)	High Tech Industries	L + 5.00% (1.00% Floor)	10/30/2023	12,000	11,885	12,001
T2 Systems Canada, Inc. (2) (3) (4) (11)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	2,700	2,635	2,727
T2 Systems, Inc. (2) (3) (4) (10) (11)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	15,300	14,888	15,473
The Original Cakerie, Ltd. (Canada) (2) (3) (4) (10)	Beverage, Food & Tobacco	L + 5.00% (1.00% Floor)	7/20/2021	7,009	6,946	7,009
The Original Cakerie, Co. (Canada) (2) (3) (4)	Beverage, Food & Tobacco	L + 5.50% (1.00% Floor)	7/20/2021	3,621	3,591	3,621
U.S. Acute Care Solutions, LLC (2) (3) (4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	5/15/2021	26,400	26,154	26,336
U.S. Anesthesia Partners, Inc. (2) (3) (4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	12/31/2019	10,374	10,275	10,362
Vantage Specialty Chemicals, Inc. (2) (3) (4) (11)	Chemicals, Plastics & Rubber	L + 4.50% (1.00% Floor)	2/5/2021	17,910	17,786	17,903
WIRB—Copernicus Group, Inc. (2) (3) (4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	8/12/2022	7,980	7,916	8,050
Zest Holdings, LLC (2) (3) (4)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	8,700	8,658	8,749

Consolidated Schedule of Investments as of December 31, 2016
Investments (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
First Lien Debt (99.31% of fair value)
Zywave, Inc. (2) (3) (4) (7) (10)	High Tech Industries	L + 5.00% (1.00% Floor)	11/17/2022	$17,500	$17,315	$17,434
First Lien Debt Total					$430,278	$434,799
Second Lien Debt (0.69% of fair value)
Vantage Specialty Chemicals, Inc. (2) (3) (4) (11)	Chemicals, Plastics & Rubber	L + 8.75% (1.00% Floor)	2/5/2022	$2,000	$1,960	$1,987
Zywave, Inc. (2) (3) (4)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	1,050	1,034	1,043
Second Lien Debt Total					$2,994	$3,030
Total Investments					$433,272	$437,829

(1)
Unless otherwise indicated, issuers of investments held by Credit Fund are domiciled in the United States. As of December 31, 2016, the geographical composition of investments as a percentage of fair value was 2.43% in Canada and 97.57% in the United States.

(2)
Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR (“L”) or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate (“P”)), which generally resets quarterly. For each such loan, Credit Fund has provided the interest rate in effect as of December 31, 2016. As of December 31, 2016, all of Credit Fund’s LIBOR loans were indexed to the 90-day LIBOR rate at 1.00%, except for those loans as indicated in Note 11 below, and the U.S. Prime Rate loan was indexed at 3.75%.

(3)	Loan includes interest rate floor feature.

(4)
Denotes that all or a portion of the assets are owned by Credit Fund Sub. Credit Fund Sub has entered into a revolving credit facility (the “Credit Fund Sub Facility”). The lenders of the Credit Fund Sub Facility have a first lien security interest in substantially all of the assets of Credit Fund Sub. Accordingly, such assets are not available to creditors of Credit Fund.

(5)
Amortized cost represents original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method.

(6)
Fair value is determined in good faith by or under the direction of the board of managers of Credit Fund, pursuant to Credit Fund’s valuation policy, which is substantially similar to the valuation policy of the Company provided in “—Critical Accounting Policies—Fair Value Measurements.”

(7)
Denotes that all or a portion of the assets are owned by Credit Fund. Credit Fund has entered into the Credit Fund Facility. The lenders of the Credit Fund Facility have a first lien security interest in substantially all of the assets of Credit Fund. Accordingly, such assets are not available to creditors of Credit Fund Sub.

(8)
Credit Fund receives less than the stated interest rate of this loan as a result of an agreement among lenders. The interest rate reduction is 1.25% on EIP Merger Sub, LLC (Evolve IP). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.

(9)
In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, Credit Fund is entitled to receive additional interest as a result of an agreement among lenders as follows: EIP Merger Sub, LLC (Evolve IP) (3.84%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

(10)	As of December 31, 2016, Credit Fund had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

First Lien Debt—unfunded delayed draw and revolving term loans commitments	Type	Unused Fee	Par/ Principal Amount	Fair Value
Diversitech Corporation	Delayed Draw	1.00%	$5,000	$—
Jensen Hughes, Inc.	Revolver	0.50%	2,000	(7)
Jensen Hughes, Inc.	Delayed Draw	0.50%	1,461	(5)
MSHC, Inc.	Delayed Draw	1.50%	1,790	(21)
QW Holding Corporation (Quala)	Revolver	1.00%	5,086	14
QW Holding Corporation (Quala)	Delayed Draw	1.00%	5,918	17
RelaDyne Inc.	Revolver	0.50%	2,162	(6)
RelaDyne Inc.	Delayed Draw	0.50%	1,824	(5)
T2 Systems, Inc.	Revolver	1.00%	1,955	20
The Original Cakerie, Ltd. (Canada)	Revolver	0.50%	1,665	—
Zywave, Inc.	Revolver	0.50%	1,500	(5)
Total unfunded commitments			$30,361	$2

(11)	As of December 31, 2016, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.77%.

Below is certain summarized consolidated financial information for Credit Fund as of September 30, 2017 and December 31, 2016, respectively. Credit Fund commenced operations in May 2016.

	September 30, 2017	December 31, 2016
	(unaudited)
Selected Consolidated Balance Sheet Information
ASSETS
Investments, at fair value (amortized cost of $819,461 and $433,272, respectively)	$823,129	$437,829
Cash and other assets	21,868	11,326
Total assets	$844,997	$449,155
LIABILITIES AND MEMBERS’ EQUITY
Secured borrowings	$566,061	$248,540
Mezzanine loans	112,300	62,384
Other liabilities	14,141	63,684
Subordinated loans and members’ equity	152,495	74,547
Liabilities and members’ equity	$844,997	$449,155

	For the three month periods ended		For the nine month periods ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Selected Consolidated Statement of Operations Information:
Total investment income	$14,914	$3,642	$33,802	$3,658
Expenses
Interest and credit facility expenses	8,809	1,798	21,204	1,836
Other expenses	356	496	1,041	883
Total expenses	9,165	2,294	22,245	2,719
Net investment income (loss)	5,749	1,348	11,557	939
Net realized gain (loss) on investments	—	41	—	41
Net change in unrealized appreciation (depreciation) on investments	(2,076)	3,798	(889)	3,634
Net increase (decrease) resulting from operations	$3,673	$5,187	$10,668	$4,614
Debt
Credit Fund Facility
On June 24, 2016, Credit Fund entered into the Credit Fund Facility with the Company pursuant to which Credit Fund may from time to time request mezzanine loans from the Company, which was subsequently amended on June 5, 2017. The maximum principal amount of the Credit Fund Facility is $125,000. The maturity date of the Credit Fund Facility is June 24, 2018. Amounts borrowed under the Credit Fund Facility bear interest at a rate of LIBOR plus 9.00%.
During the three month periods ended September 30, 2017 and 2016, there were mezzanine loan borrowings of $7,600 and $53,200, respectively, and repayments of $8,400 and $22,400, respectively, under the Credit Fund Facility. During the nine month periods ended September 30, 2017 and 2016, there were mezzanine loan borrowings of $91,760 and $54,200, respectively, and repayments of $41,844 and $22,400, respectively, under the Credit Fund Facility. As of September 30, 2017 and December 31, 2016, there were $112,300 and $62,384 in mezzanine loans outstanding, respectively.
As of September 30, 2017, Credit Fund was in compliance with all covenants and other requirements of the Credit Fund Facility.
Credit Fund Sub Facility
On June 24, 2016, Credit Fund Sub closed on the Credit Fund Sub Facility with lenders, which was subsequently amended on May 31, 2017. The Credit Fund Sub Facility provides for secured borrowings during the applicable revolving period up to an amount equal to $640,000. The facility is secured by a first lien security interest in substantially all of the portfolio investments held by Credit Fund Sub. The maturity date of the Credit Fund Sub Facility is May 22, 2023. Amounts borrowed under the Credit Fund Sub Facility bear interest at a rate of LIBOR plus 2.50%.

During the three month periods ended September 30, 2017 and 2016, there were secured borrowings of $59,900 and $187,225, respectively, and repayments of $39,784 and $0, respectively, under the Credit Fund Sub Facility. During the nine month periods ended September 30, 2017 and 2016, there were secured borrowings of $357,305 and $206,075, respectively, and repayments of $39,784 and $0, respectively, under the Credit Fund Sub Facility. As of September 30, 2017 and December 31, 2016, there was $566,061 and $248,540 in secured borrowings outstanding, respectively.
As of September 30, 2017, Credit Fund Sub was in compliance with all covenants and other requirements of the Credit Fund Sub Facility.
6. BORROWINGS
In accordance with the Investment Company Act, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of September 30, 2017 and December 31, 2016, asset coverage was 232.00% and 209.97%, respectively. During the three month and nine month periods ended September 30, 2017, there were secured borrowings of $291,450 and $597,450, respectively, under the SPV Credit Facility and Credit Facility and repayments of $44,278 and $440,566, respectively, under the SPV Credit Facility and Credit Facility. During the three month and nine month periods ended September 30, 2016, there were secured borrowings of $186,435 and $411,435, respectively, under the SPV Credit Facility and Credit Facility and repayments of $96,732 and $250,732, respectively, under the SPV Credit Facility and Credit Facility. As of September 30, 2017 and December 31, 2016, there was $578,769 and $421,885, respectively, in secured borrowings outstanding.
SPV Credit Facility
The SPV closed on May 24, 2013 on the SPV Credit Facility, which was subsequently amended on June 30, 2014, June 19, 2015, June 9, 2016 and May 26, 2017. The SPV Credit Facility provides for secured borrowings during the applicable revolving period up to an amount equal to the lesser of $400,000 (the borrowing base as calculated pursuant to the terms of the SPV Credit Facility) and the amount of net cash proceeds and unpledged capital commitments the Company has received, with an accordion feature that can, subject to certain conditions, increase the aggregate maximum credit commitment up to an amount not to exceed $750,000, subject to restrictions imposed on borrowings under the Investment Company Act and certain restrictions and conditions set forth in the SPV Credit Facility, including adequate collateral to support such borrowings. The SPV Credit Facility has a revolving period through May 22, 2020 and a maturity date of May 23, 2022. Borrowings under the SPV Credit Facility bear interest initially at the applicable commercial paper rate (if the lender is a conduit lender) or LIBOR (or, if applicable, a rate based on the prime rate or federal funds rate) plus 2.00% per year through May 23, 2018, with a pre-determined future interest rate increase of 0.50% during the final two years of the revolving period and pre-determined future interest rate increases of 0.875%-1.75% over the two years following the end of the revolving period. The SPV is also required to pay an undrawn commitment fee of between 0.50% and 0.75% per year depending on the drawings under the SPV Credit Facility. Payments under the SPV Credit Facility are made quarterly. The lenders have a first lien security interest on substantially all of the assets of the SPV.
As part of the SPV Credit Facility, the SPV is subject to limitations as to how borrowed funds may be used and the types of loans that are eligible to be acquired by the SPV including, but not limited to, restrictions on sector and geographic concentrations, loan size, payment frequency, tenor and minimum investment ratings (or estimated ratings). In addition, borrowed funds are intended to be used primarily to purchase first lien loan assets, and the SPV is limited in its ability to purchase certain other assets (including, but not limited to, second lien loans, covenant-lite loans, revolving and delayed draw loans and discount loans) and other assets are not permitted to be purchased (including, but not limited to paid-in-kind loans and structured finance obligations). The SPV Credit Facility has certain requirements relating to interest coverage, collateral quality and portfolio performance, including limitations on delinquencies and charge offs, certain violations of which could result in the immediate acceleration of the amounts due under the SPV Credit Facility. The SPV Credit Facility is also subject to a borrowing base that applies different advance rates to assets held by the SPV based generally on the fair market value of such assets. Under certain circumstances as set forth in the SPV Credit Facility, the Company could be obliged to repurchase loans from the SPV.
As of September 30, 2017 and December 31, 2016, the SPV was in compliance with all covenants and other requirements of the SPV Credit Facility.
Credit Facility
The Company closed on March 21, 2014 on the Credit Facility, which was subsequently amended on January 8, 2015, May 25, 2016 and March 22, 2017. The maximum principal amount of the Credit Facility is $383,000. subject to availability under the Credit Facility, which is based on certain advance rates multiplied by the value of the Company’s portfolio investments (subject to certain concentration limitations) net of certain other indebtedness that the Company may incur in accordance with the terms of the Credit Facility. Proceeds of the Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

Maximum capacity under the Credit Facility may be increased to $550,000 through the exercise by the Company of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Credit Facility includes a $20,000 limit for swingline loans and a $5,000 limit for letters of credit. The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Credit Facility, including amounts drawn in respect of letters of credit, bear interest at either LIBOR plus an applicable spread of 2.25%, or an “alternative base rate” (which is the highest of a prime rate, the federal funds effective rate plus 0.50%, or one month LIBOR plus 1.00%) plus an applicable spread of 1.25%. The Company may elect either the LIBOR or the “alternative base rate” at the time of drawdown, and loans may be converted from one rate to another at any time, subject to certain conditions. The Company also pays a fee of 0.375% on undrawn amounts under the Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the Credit Facility while the letter of credit is outstanding. The availability period under the Credit Facility will terminate on March 21, 2021 and the Credit Facility will mature on March 21, 2022. During the period from March 21, 2021 to March 21, 2022, the Company will be obligated to make mandatory prepayments under the Credit Facility out of the proceeds of certain asset sales, other recovery events and equity and debt issuances.
Subject to certain exceptions, the Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by the Company and the Company’s unfunded investor equity capital commitments (provided that the amount of unfunded capital commitments ultimately available to the lenders is limited to $100,000). The pledge of unfunded investor equity capital commitments was subject to release once $100,000 of incremental capital had been called and received by the Company subsequent to January 8, 2015. The pledge of unfunded investor equity capital commitments had been released as of September 30, 2017. The Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity and liquidity, certain limitations on the incurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature.
As of September 30, 2017 and December 31, 2016, the Company was in compliance with all covenants and other requirements of the Credit Facility.
Summary of Facilities
The Facilities consisted of the following as of September 30, 2017 and December 31, 2016:

	September 30, 2017
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$400,000	$329,769	$70,231	$2,664
Credit Facility	383,000	249,000	134,000	134,000
Total	$783,000	$578,769	$204,231	$136,664

	December 31, 2016
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$400,000	$252,885	$147,115	$5,988
Credit Facility	220,000	169,000	51,000	51,000
Total	$620,000	$421,885	$198,115	$56,988

(1)	The unused portion is the amount upon which commitment fees are based.

(2)	Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios.
As of September 30, 2017 and December 31, 2016, $2,525 and $1,667, respectively, of interest expense, $294 and $203, respectively, of unused commitment fees and $23 and $23, respectively, of other fees were included in interest and credit facility fees payable. For the three month and nine month periods ended September 30, 2017, the weighted average interest rate was 3.40% and 3.24%, respectively, and average principal debt outstanding was $406,498 and $402,787, respectively. For the three month and nine month periods ended September 30, 2016, the weighted average interest rate was 2.75% and 2.67%, respectively, and average principal debt outstanding was $292,084 and $277,575, respectively. As of September 30, 2017 and December 31, 2016, the weighted average interest rate was 3.38% and 2.85%, respectively, based on floating LIBOR rates.

For the three month and nine month periods ended September 30, 2017 and 2016, the components of interest expense and credit facility fees on the Facilities were as follows:

	For the three month periods ended		For the nine month periods ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Interest expense	$3,535	$2,071	$9,916	$5,661
Facility unused commitment fee	309	351	925	1,034
Amortization of deferred financing costs	183	305	541	1,027
Other fees	29	26	89	78
Total interest expense and credit facility fees	$4,056	$2,753	$11,471	$7,800
Cash paid for interest expense	$2,698	$2,023	$9,043	$5,231
7. 2015-1 Notes
On June 26, 2015, the Company completed the 2015-1 Debt Securitization. The 2015-1 Notes were issued by the 2015-1 Issuer, a wholly-owned and consolidated subsidiary of the Company, and are secured by a diversified portfolio of the 2015-1 Issuer consisting primarily of first and second lien senior secured loans. The 2015-1 Debt Securitization was executed through a private placement of the 2015-1 Notes, consisting of $160 million of Aaa/AAA Class A-1A Notes which bear interest at the three-month London Interbank Offered Rate (“LIBOR”) plus 1.85%; $40 million of Aaa/AAA Class A-1B Notes which bear interest at the three-month LIBOR plus 1.75% for the first 24 months and the three-month LIBOR plus 2.05% thereafter; $27 million of Aaa/AAA Class A-1C Notes which bear interest at 3.75%; and $46 million of Aa2 Class A-2 Notes which bear interest at the three month LIBOR plus 2.70%. The 2015-1 Notes were issued at par and are scheduled to mature on July 15, 2027. The Company received 100% of the preferred interests (the “Preferred Interests”) issued by the 2015-1 Issuer on the closing date of the 2015-1 Debt Securitization in exchange for the Company’s contribution to the Issuer of the initial closing date loan portfolio. The Preferred Interests do not bear interest and had a nominal value of $125.9 million at closing. In connection with the contribution, the Company made customary representations, warranties and covenants to the 2015-1 Issuer in the purchase agreement. The Class A-1A, Class A-1B and Class A-1C and Class A-2 Notes are included in the September 30, 2017 consolidated financial statements. The Preferred Interests were eliminated in consolidation.
On the closing date of the 2015-1 Debt Securitization, the 2015-1 Issuer effected a one-time distribution to the Company of a substantial portion of the proceeds of the private placement of the 2015-1 Notes, net of expenses, which distribution was used to repay a portion of certain amounts outstanding under the SPV Credit Facility and the Credit Facility. As part of the 2015-1 Debt Securitization, certain first and second lien senior secured loans were distributed by the SPV to the Company pursuant to a distribution and contribution agreement. The Company contributed the loans that comprised the initial closing date loan portfolio (including the loans distributed to the Company from the SPV) to the 2015-1 Issuer pursuant to a contribution agreement. Future loan transfers from the Company to the 2015-1 Issuer will be made pursuant to a sale agreement and are subject to the approval of the Company’s Board of Directors. Assets of the 2015-1 Issuer are not available to the creditors of the SPV or the Company. In connection with the issuance and sale of the 2015-1 Notes, the Company made customary representations, warranties and covenants in the purchase agreement.
During the reinvestment period, pursuant to the indenture governing the 2015-1 Notes, all principal collections received on the underlying collateral may be used by the 2015-1 Issuer to purchase new collateral under the direction of Investment Adviser in its capacity as collateral manager of the 2015-1 Issuer and in accordance with the Company’s investment strategy.
The Investment Adviser serves as collateral manager to the 2015-1 Issuer under a collateral management agreement (the “Collateral Management Agreement”). Pursuant to the Collateral Management Agreement, the 2015-1 Issuer pays management fees (comprised of base management fees, subordinated management fees and incentive management fees) to the Investment Adviser for rendering collateral management services. As per the Collateral Management Agreement, for the period the Company retains all of the Preferred Interests, the Investment Adviser does not earn management fees for providing such collateral management services. The Company currently retains all of the Preferred Interests, thus the Investment Adviser did not earn any management fees from the 2015-1 Issuer for the three month and nine month periods ended September 30, 2017 and 2016. Any such waived fees may not be recaptured by the Investment Adviser.
Pursuant to an undertaking by the Company in connection with the 2015-1 Debt Securitization, the Company has agreed to hold on an ongoing basis Preferred Interests with an aggregate dollar purchase price at least equal to 5% of the aggregate outstanding amount of all collateral obligations by the 2015-1 Issuer for so long as any securities of the 2015-1 Issuer remain outstanding. As of September 30, 2017, the Company was in compliance with its undertaking.

The 2015-1 Issuer pays ongoing administrative expenses to the trustee, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with the administration of the 2015-1 Issuer.
As of September 30, 2017, there were 64 first lien and second lien senior secured loans with a total fair value of approximately $393,392 and cash of $9,705 securing the 2015-1 Notes. The pool of loans in the securitization must meet certain requirements, including asset mix and concentration, term, agency rating, collateral coverage, minimum coupon, minimum spread and sector diversity requirements in the indenture governing the 2015-1 Notes.
For the nine month periods ended September 30, 2017 and 2016, the effective annualized weighted average interest rate, which includes amortization of debt issuance costs on the 2015-1 Notes, was 3.27% and 2.84%, respectively, based on floating LIBOR rates.
As of September 30, 2017 and December 31, 2016, $1,952 and $1,706, respectively, of interest expense was included in interest and credit facility fees payable. For the three month and nine month periods ended September 30, 2017 and 2016, the components of interest expense on the 2015-1 Notes were as follows:

	For the three month periods ended		For the nine month periods ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Interest expense	$2,336	$1,929	$6,625	$5,661
Amortization of deferred financing costs	51	51	153	153
Total interest expense and credit facility fees	$2,387	$1,980	$6,778	$5,814
Cash paid for interest expense	$2,213	$1,883	$6,380	$5,469
8. COMMITMENTS AND CONTINGENCIES
A summary of significant contractual payment obligations was as follows as of September 30, 2017 and December 31, 2016:

	SPV Credit Facility and Credit Facility		2015-1 Notes
Payment Due by Period	September 30, 2017	December 31, 2016	September 30, 2017	December 31, 2016
Less than 1 Year	$—	$—	$—	$—
1-3 Years	—	—	—	—
3-5 Years	578,769	421,885	—	—
More than 5 Years	—	—	273,000	273,000
Total	$578,769	$421,885	$273,000	$273,000
In the ordinary course of its business, the Company enters into contracts or agreements that contain indemnification or warranties. Future events could occur that lead to the execution of these provisions against the Company. The Company believes that the likelihood of such an event is remote; however, the maximum potential exposure is unknown. No accrual has been made in the consolidated financial statements as of September 30, 2017 and December 31, 2016 for any such exposure.
Upon the completion of the IPO, uncalled capital commitments payable to the Company by the Company’s pre-IPO investors were automatically reduced to zero.
The Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans as of the indicated dates:

	Par Value as of
	September 30, 2017	December 31, 2016
Unfunded delayed draw commitments	$94,140	$35,704
Unfunded revolving term loan commitments	37,683	24,063
Total unfunded commitments	$131,823	$59,767
9. NET ASSETS
The Company has the authority to issue 200,000,000 shares of common stock, $0.01 per share par value.

During the nine month period ended September 30, 2017, the Company issued 20,157,530 shares for $367,221, including the reinvestment of dividends. In connection with the NFIC Acquisition, the Company issued 434,233 shares of common stock valued at approximately $8,046. See Note 13 for additional information regarding the NFIC Acquisition. In connection with the Company’s IPO, the Company issued 9,454,200 shares of common stock (including shares issued pursuant to the exercise of the underwriters’ over-allotment option) at a public offering price of $18.50 per share. Net of underwriting costs, the Company received cash proceeds of $169,488. The following table summarizes capital activity during the nine month period ended September 30, 2017:

	Common Stock		Capital in Excess of Par Value	Offering Costs	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance, beginning of period	41,702,318	$417	$799,580	$(74)	$(3,207)	$(25,357)	$(7,222)	$764,137
Common stock issued	20,146,560	202	366,817	—	—	—	—	367,019
Reinvestment of dividends	10,970	—	202	—	—	—	—	202
Offering costs	—	—	—	(1,514)	—	—	—	(1,514)
Net investment income (loss)	—	—	—	—	65,635	—	—	65,635
Net realized gain (loss) on investments	—	—	—	—	—	(7,724)	—	(7,724)
Net change in unrealized appreciation (depreciation) on investments	—	—	—	—	—	—	(694)	(694)
Dividends declared	—	—	—	—	(62,708)	—	—	(62,708)
Balance, end of period	61,859,848	$619	$1,166,599	$(1,588)	$(280)	$(33,081)	$(7,916)	$1,124,353
During the nine month period ended September 30, 2016, the Company issued 8,267,399 shares for $150,296 including reinvestment of dividends. The following table summarizes capital activity during the nine month period ended September 30, 2016:

	Common Stock		Capital in Excess of Par Value	Offering Costs	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance, beginning of period	31,524,083	$315	$613,944	$(74)	$(12,994)	$(2,411)	$(27,054)	$571,726
Common stock issued	8,256,770	83	150,019	—	—	—	—	150,102
Reinvestment of dividends	10,629	—	194	—	—	—	—	194
Net investment income (loss)	—	—	—	—	41,272	—	—	41,272
Net realized gain (loss) on investments	—	—	—	—	—	(9,055)	—	(9,055)
Net change in unrealized appreciation (depreciation) on investments	—	—	—	—	—	—	20,196	20,196
Dividends declared	—	—	—	—	(43,197)	—	—	(43,197)
Balance, end of period	39,791,482	$398	$764,157	$(74)	$(14,919)	$(11,466)	$(6,858)	$731,238
The following table summarizes total shares issued and proceeds received related to capital activity during the nine month period ended September 30, 2017:

	Shares Issued	Proceeds Received
January 24, 2017*	5,837	$108
April 24, 2017*	5,133	94
May 19, 2017	2,141,416	39,488
June 9, 2017	8,116,711	149,997
June 9, 2017**	434,233	8,046
June 19, 2017	9,000,000	161,505
July 5, 2017	454,200	7,983
Total	20,157,530	$367,221
* Represents shares issued upon the reinvestment of dividends
** Represents shares issued in accordance with the elections of the NFIC stockholders pursuant to the NFIC Acquisition (see Note 13, NFIC Acquisition)
The following table summarizes total shares issued and proceeds received related to capital activity during the nine month period ended September 30, 2016:

	Shares Issued	Proceeds Received
January 22, 2016*	3,885	$74
March 11, 2016	1,815,181	33,000
April 22, 2016*	2,988	54
May 6, 2016	1,510,859	26,999
June 24, 2016	1,660,333	30,102
July 22, 2016*	3,756	66
August 26, 2016	1,909,449	35,000
September 16, 2016	1,360,948	25,001
Total	8,267,399	$150,296
* Represents shares issued upon the reinvestment of dividends
Subscription transactions during the nine month periods ended September 30, 2017 and 2016 were executed at an offering price that represented a premium to net asset value due to the requirement to use prior quarter net asset value as the offering price unless it would result in the Company selling shares of its common stock at a price below the current net asset value and also in order to effect a reallocation of organizational costs to subsequent investors. Additionally, on June 19, 2017, the Company closed its IPO, issuing 9,454,200 shares of its common stock (including the exercise of the underwriters’ over-allotment option on July 5, 2017) at a public offering price of $18.50 per share. Net of underwriting costs, the common stock issued in the IPO and net asset value experienced dilution during the period, and such subscription and IPO transactions increased/(decreased) net asset value by $(0.10) per share and $0.02 per share, respectively, for the nine month periods ended September 30, 2017 and 2016, respectively.

The Company computes earnings per common share in accordance with ASC 260, Earnings Per Share. Basic earnings per common share were calculated by dividing net increase (decrease) in net assets resulting from operations attributable to the Company by the weighted-average number of common shares outstanding for the period.
Basic and diluted earnings per common share were as follows:

	For the three month periods ended		For the nine month periods ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Net increase (decrease) in net assets resulting from operations	$25,543	$29,170	$57,217	$52,413
Weighted-average common shares outstanding	61,840,100	37,489,297	49,915,318	34,623,225
Basic and diluted earnings per common share	$0.41	$0.78	$1.15	$1.51

The following table summarizes the Company’s dividends declared and payable since inception through September 30, 2017:

Date Declared	Record Date	Payment Date	Per Share Amount		Total Amount
March 13, 2014	March 31, 2014	April 14, 2014	$0.19		$2,449
June 26, 2014	June 30, 2014	July 14, 2014	$0.27		$3,481
September 12, 2014	September 18, 2014	October 9, 2014	$0.44		$5,956
December 19, 2014	December 29, 2014	January 26, 2015	$0.35		$6,276
March 11, 2015	March 13, 2015	April 17, 2015	$0.37		$7,833
June 24, 2015	June 30, 2015	July 22, 2015	$0.37		$9,902
September 24, 2015	September 24, 2015	October 22, 2015	$0.42		$11,670
December 29, 2015	December 29, 2015	January 22, 2016	$0.40		$12,610
December 29, 2015	December 29, 2015	January 22, 2016	$0.18	(1)	$5,674
March 10, 2016	March 14, 2016	April 22, 2016	$0.40		$13,337
June 8, 2016	June 8, 2016	July 22, 2016	$0.40		$13,943
September 28, 2016	September 28, 2016	October 24, 2016	$0.40		$15,917
December 29, 2016	December 29, 2016	January 24, 2017	$0.41		$17,098
December 29, 2016	December 29, 2016	January 24, 2017	$0.07	(1)	$2,919
March 20, 2017	March 20, 2017	April 24, 2017	$0.41		$17,100
June 20, 2017	June 30, 2017	July 18, 2017	$0.37		$22,720
August 7, 2017	September 29, 2017	October 18, 2017	$0.37		$22,888

(1)	Represents a special dividend.

10. CONSOLIDATED FINANCIAL HIGHLIGHTS
The following is a schedule of consolidated financial highlights for the nine month periods ended September 30, 2017 and 2016:

	For the nine month periods ended
	September 30, 2017	September 30, 2016
Per Share Data:
Net asset value per share, beginning of period	$18.32	$18.14
Net investment income (loss) (1)	1.31	1.19
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(0.20)	0.23
Net increase (decrease) in net assets resulting from operations	1.11	1.42
Dividends declared (2)	(1.15)	(1.20)
Effect of offering price of subscriptions and the offering price of common stock in the IPO, net of underwriting and offering costs (3)	(0.10)	0.02
Net asset value per share, end of period	$18.18	$18.38
Market price per share, end of period	$18.01	n/a

Number of shares outstanding, end of period	61,859,848	39,791,482
Total return based on net asset value (4)	5.51%	7.94%
Total return based on market price (5)	5.73%	n/a
Net assets, end of period	$1,124,353	$731,238
Ratio to average net assets (6):
Expenses net of waiver, before incentive fees	3.68%	4.12%
Expenses net of waiver, after incentive fees	5.34%	5.74%
Expenses gross of waiver, after incentive fees	5.97%	6.43%
Net investment income (loss) (7)	7.03%	6.49%
Interest expense and credit facility fees	1.95%	2.14%
Ratios/Supplemental Data:
Asset coverage, end of period	232.00%	209.46%
Portfolio turnover	34.13%	22.06%
Weighted-average shares outstanding	49,915,318	34,623,226

(1)	Net investment income (loss) per share was calculated as net investment income (loss) for the period divided by the weighted average number of shares outstanding for the period.

(2)	Dividends declared per share was calculated as the sum of dividends declared during the period divided by the number of shares outstanding at each respective quarter-end date (refer to Note 9).

(3)	Increase (decrease) is due to the offering price of subscriptions and the issuance of common stock in the IPO, net of underwriting and offering costs during the period (refer to Note 9).

(4)
Total return based on net asset value (not annualized) is based on the change in net asset value per share during the period plus the declared dividends, assuming reinvestment of dividends in accordance with the dividend reinvestment plan, divided by the beginning net asset value for the period. Total return for the nine month periods ended September 30, 2017 and 2016 is inclusive of $(0.10) and $0.02, respectively, per share increase (decrease) in net asset value for the periods related to the offering price of subscriptions and the offering price of common stock in the IPO, net of underwriting and offering costs during the period. Excluding the effects of these common stock issuances, total return (not annualized) would have been 6.06% and 7.83%, respectively (refer to Note 9).

(5)
Total return based on market value (not annualized) is calculated as the change in market value per share during the period plus the declared dividends, assuming reinvestment of dividends in accordance with the dividend reinvestment plan, divided by the beginning market price for the period. The beginning market value per share is based on the IPO offering price of $18.50 per share.

(6)	These ratios to average net assets have not been annualized.

(7)	The net investment income ratio is net of the waiver of base management fees.
11. LITIGATION
The Company may become party to certain lawsuits in the ordinary course of business. The Company does not believe that the outcome of current matters, if any, will materially impact the Company or its consolidated financial statements. As of September 30,

2017 and December 31, 2016, the Company was not subject to any material legal proceedings, nor, to the Company’s knowledge, is any material legal proceeding threatened against the Company.
In addition, portfolio investments of the Company could be the subject of litigation or regulatory investigations in the ordinary course of business. The Company does not believe that the outcome of any current contingent liabilities of its portfolio investments, if any, will materially affect the Company or these consolidated financial statements.
12. TAX
The Company has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of September 30, 2017 and December 31, 2016.
In the normal course of business, the Company is subject to examination by federal and certain state, local and foreign tax regulators. As of September 30, 2017 and December 31, 2016, the Company had filed tax returns and therefore is subject to examination.
The Company’s taxable income for each period is an estimate and will not be finally determined until the Company files its tax return for each year. Therefore, the final taxable income, and the taxable income earned in each period and carried forward for distribution in the following period, may be different than this estimate. The estimated tax character of dividends declared for nine month periods ended September 30, 2017 and 2016 was as follows:

	For the nine month periods ended
	September 30, 2017	September 30, 2016
Ordinary income	$62,708	$43,197
Tax return of capital	$—	$—
13. NFIC ACQUISITION
On June 9, 2017 (the “Acquisition Date”), the Company closed the NFIC Acquisition, with the Company as the surviving entity. As of the effective time of the NFIC Acquisition, each share of common stock of NFIC was converted into the right to receive a mixture of cash and shares of common stock of the Company, in accordance with the elections of the NFIC stockholders (the “Elections”). Based on the results of the Elections, the NFIC stockholders received in the aggregate 434,233 shares of common stock of the Company and approximately $145,602 in cash.

The NFIC Acquisition was accounted for under the asset acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Company allocated the purchase price based on the estimated fair value of NFIC’s assets acquired and liabilities assumed as of the Acquisition Date. There was no goodwill created because the NFIC Acquisition was accounted for as an asset acquisition.

The Company used the fair market value of NFIC’s assets and liabilities as of the Acquisition Date to account for the NFIC Acquisition. The following table summarizes the assets and liabilities of NFIC as of the Acquisition Date:

ASSETS
Total investments, at fair value	$190,672
Cash and other assets	12,464
Total assets	$203,136
LIABILITIES
Secured borrowings	$42,128
Other accrued expenses and liabilities	7,360
Total liabilities	49,488
NET ASSETS
Total net assets	$153,648

On June 9, 2017, the debt assumed as part of the NFIC Acquisition was fully repaid.

During the three month and nine month periods ended September 30, 2017, the Company incurred $322 in professional fees and other costs related to the NFIC Acquisition. The Company determined that the fair value of the net assets acquired equaled the purchase price excluding these costs. Accordingly, these costs related to the NFIC Acquisition were expensed.
14. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued, except as disclosed below.
Subsequent to September 30, 2017, the Company borrowed $68,200 under the Credit Facility to fund investment acquisitions. The Company also voluntarily repaid $54,219 under the Credit Facility and SPV Credit Facility.
On November 7, 2017, our Board of Directors declared a quarterly dividend of $0.37 per share, which is payable on January 17, 2018 to stockholders of record as of December 29, 2017.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholders of
TCG BDC, Inc.
We have audited the accompanying consolidated statements of assets and liabilities of TCG BDC, Inc. (the “Company”), including the consolidated schedules of investments, as of December 31, 2016 and 2015, and the related consolidated statements of operations, cash flows and changes in net assets for the years ended December 31, 2016, 2015 and 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our December 31, 2016 audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. We conducted our December 31, 2015 and 2014 audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and debt agents. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of TCG BDC, Inc. at December 31, 2016 and 2015, and the consolidated results of its operations, its cash flows, and the changes in its net assets for the years ended December 31, 2016, 2015 and 2014, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
New York, NY
March 21, 2017

TCG BDC, INC.
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(dollar amounts in thousands, except per share data)

	December 31, 2016	December 31, 2015
ASSETS
Investments, at fair value
Investments—non-controlled/non-affiliated, at fair value (amortized cost of $1,332,596 and $1,079,720, respectively)	$1,323,102	$1,052,666
Investments—controlled/affiliated, at fair value (amortized cost of $97,385 and $0, respectively)	99,657	—
Total investments, at fair value (amortized cost of $1,429,981 and $1,079,720, respectively)	1,422,759	1,052,666
Cash and cash equivalents	38,489	41,837
Receivable for investment sold	19,750	1,987
Deferred financing costs	3,308	3,877
Interest receivable non-controlled/non-affiliated investments	3,407	3,279
Interest and dividend receivable from controlled/affiliated investments	2,400	—
Prepaid expenses and other assets	42	386
Total assets	$1,490,155	$1,104,032
LIABILITIES
Secured borrowings (Note 6)	$421,885	$234,313
2015-1 Notes payable, net of unamortized debt issuance costs of $2,151 and $2,356, respectively (Note 7)	270,849	270,644
Due to Investment Adviser	215	189
Interest and credit facility fees payable (Notes 6 and 7)	3,599	2,577
Dividend payable (Note 9)	20,018	18,284
Base management and incentive fees payable (Note 4)	8,157	5,277
Administrative service fees payable (Note 4)	137	97
Other accrued expenses and liabilities	1,158	925
Total liabilities	726,018	532,306
Commitments and contingencies (Notes 8 and 11)
NET ASSETS
Common stock, $0.01 par value; 200,000,000 shares authorized; 41,702,318 shares and 31,524,083 shares, respectively, issued and outstanding	417	315
Paid-in capital in excess of par value	799,580	613,944
Offering costs	(74)	(74)
Accumulated net investment income (loss), net of cumulative dividends of $129,065 and $65,851, respectively	(3,207)	(12,994)
Accumulated net realized gain (loss)	(25,357)	(2,411)
Accumulated net unrealized appreciation (depreciation)	(7,222)	(27,054)
Total net assets	$764,137	$571,726
NET ASSETS PER SHARE	$18.32	$18.14
The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(dollar amounts in thousands, except per share data)

	For the years ended December 31,
	2016	2015	2014
Investment income:
Interest income from non-controlled/non-affiliated investments	$101,196	$68,356	$32,740
Other income from non-controlled/non-affiliated investments	6,635	834	244
Interest income from controlled/affiliated investments	1,465	—	—
Dividend income from controlled/affiliated investments	1,675	—	—
Total investment income	110,971	69,190	32,984
Expenses:
Base management fees (Note 4)	18,539	13,361	6,559
Incentive fees (Note 4)	14,905	8,881	3,578
Professional fees	2,103	1,845	2,169
Administrative service fees (Note 4)	703	595	626
Interest expense (Notes 6 and 7)	16,462	9,582	3,648
Credit facility fees (Note 6)	2,573	1,898	3,052
Directors’ fees and expenses	553	419	395
Other general and administrative	1,692	1,539	883
Total expenses	57,530	38,120	20,910
Waiver of base management fees (Note 4)	6,180	4,454	2,186
Net expenses	51,350	33,666	18,724
Net investment income (loss)	59,621	35,524	14,260
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments:
Net realized gain (loss) on investments—non-controlled/non-affiliated	(9,644)	1,164	72
Net change in unrealized appreciation (depreciation) on investments—non-controlled/non-affiliated	17,560	(18,015)	(8,718)
Net change in unrealized appreciation (depreciation) on investments—controlled/affiliated	2,272	—	—
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	10,188	(16,851)	(8,646)
Net increase (decrease) in net assets resulting from operations	$69,809	$18,673	$5,614
Basic and diluted earnings per common share (Note 9)	$1.93	$0.75	$0.43
Weighted-average shares of common stock outstanding—Basic and Diluted (Note 9)	36,152,390	24,830,200	13,091,544
Dividends declared per common share (Note 9)	$1.68	$1.74	$1.25
The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(dollar amounts in thousands)

	For the years ended December 31,
	2016	2015	2014
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$59,621	$35,524	$14,260
Net realized gain (loss) on investments	(9,644)	1,164	72
Net change in unrealized appreciation (depreciation) on investments	19,832	(18,015)	(8,718)
Net increase (decrease) in net assets resulting from operations	69,809	18,673	5,614
Capital transactions:
Common stock issued	185,537	262,354	164,769
Reinvestment of dividends	279	131	34
Dividends declared (Note 12)	(63,214)	(47,689)	(18,162)
Net increase (decrease) in net assets resulting from capital share transactions	122,602	214,796	146,641
Net increase (decrease) in net assets	192,411	233,469	152,255
Net assets at beginning of year	571,726	338,257	186,002
Net assets at end of year	$764,137	$571,726	$338,257
The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollar amounts in thousands)

	For the years ended December 31,
	2016	2015	2014
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$69,809	$18,673	$5,614
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Amortization of deferred financing costs	1,417	1,051	1,820
Net accretion of discount on investments	(5,605)	(3,035)	(1,108)
Net realized (gain) loss on investments	9,644	(1,164)	(72)
Net change in unrealized (appreciation) depreciation on investments	(19,832)	18,015	8,718
Cost of investments purchased and change in payable for investments purchased	(755,654)	(653,154)	(565,432)
Proceeds from sales and repayments of investments and change in receivable for investments sold	383,591	228,004	121,229
Changes in operating assets:
Interest receivable	(1,203)	1,233	(2,828)
Dividend receivable	(1,325)	—	—
Prepaid expenses and other assets	344	(229)	(117)
Changes in operating liabilities:
Due to Investment Adviser	26	148	25
Interest and credit facility fees payable	1,022	1,384	643
Base management and incentive fees payable	2,880	(1,042)	5,694
Administrative service fees payable	40	6	(40)
Other accrued expenses and liabilities	233	165	91
Net cash provided by (used in) operating activities	(314,613)	(389,945)	(425,763)
Cash flows from financing activities:
Proceeds from issuance of common stock	185,537	262,354	164,769
Borrowings on SPV Credit Facility and Credit Facility	566,351	402,200	420,023
Repayments of SPV Credit Facility and Credit Facility	(378,779)	(476,328)	(178,404)
Proceeds from issuance of 2015-1 Notes	—	273,000	—
Debt issuance costs paid	(643)	(2,648)	(2,029)
Dividends paid in cash	(61,201)	(35,550)	(11,852)
Net cash provided by (used in) financing activities	311,265	423,028	392,507
Net increase (decrease) in cash and cash equivalents	(3,348)	33,083	(33,256)
Cash and cash equivalents, beginning of year	41,837	8,754	42,010
Cash and cash equivalents, end of year	$38,489	$41,837	$8,754
Supplemental disclosures:
Offering expenses and debt issuance costs due	$—	$1	$—
Interest paid during the year	$15,267	$8,083	$2,882
Dividends declared during the year	$63,214	$47,689	$18,162
Reinvestment of dividends	$279	$131	$34
The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2016
(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (80.09%)
Access CIG, LLC (2)(3)(4)(13)	Business Services	L + 5.00% (1.00% Floor)	10/17/2021	$18,335	$18,222	$18,335	2.40%
Advanced Instruments, LLC(2)(3)(4)(5)(13)(15)	Healthcare & Pharmaceuticals	L + 5.25% (1.00% Floor)	10/31/2022	22,500	22,019	22,252	2.91
AF Borrower LLC (Accuvant) (2)(3)(4)	High Tech Industries	L + 5.25% (1.00% Floor)	1/28/2022	16,113	15,923	16,113	2.11
Alpha Packaging Holdings, Inc. (2)(3)(4)(13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	5/12/2020	11,322	11,313	11,322	1.48
Anaren, Inc. (2)(3)(4)(13)	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	10,869	10,800	10,869	1.42
Audax AAMP Holdings, Inc.(2)(3)(4)(13)	Durable Consumer Goods	L + 6.00% (1.00% Floor)	6/24/2017	10,424	10,400	10,348	1.35
BAART Programs, Inc. (2)(4)(16)	Healthcare & Pharmaceuticals	L + 7.75% (0.00% Floor)	10/9/2021	7,406	7,355	7,534	0.99
Brooks Equipment Company, LLC(2)(3)(4)(13)	Construction & Building	L + 5.00% (1.00% Floor)	8/29/2020	6,694	6,657	6,683	0.87
Capstone Logistics Acquisition, Inc.(2)(3)(4)(13)	Transportation: Cargo	L + 4.50% (1.00% Floor)	10/7/2021	19,478	19,337	19,212	2.51
Captive Resources Midco, LLC(2)(3)(4)(13)(15)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	6/30/2020	29,050	28,683	29,009	3.80
Central Security Group, Inc.(2)(3)(4)(13)(16)	Consumer Services	L + 5.63% (1.00% Floor)	10/6/2020	28,658	28,300	28,557	3.74
CIP Revolution Holdings, LLC (2)(3)(5)(15)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	8/19/2021	16,500	16,325	16,585	2.17
Colony Hardware Corporation(2)(3)(4)(13)	Construction & Building	L + 6.00% (1.00% Floor)	10/23/2021	17,038	16,806	17,038	2.23
Datapipe, Inc. (2)(3)(13)(16)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,750	9,666	9,764	1.28
Dent Wizard International Corporation(2)(3)(4)(13)(16)	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	7,216	7,190	7,216	0.94
Derm Growth Partners III, LLC (Dermatology Associates) (2)(3)(4)(5)(13)(15)	Healthcare & Pharmaceuticals	L + 6.50% (1.00% Floor)	5/31/2022	32,929	32,393	32,958	4.31
Dimensional Dental Management, LLC (2)(3)(5)(12)(15)	Healthcare & Pharmaceuticals	L + 7.00% (1.00% Floor)	2/12/2021	18,000	17,601	17,811	2.33
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.) (2)(3)(5)(15)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2022	—	(60)	(30)	—
Direct Travel, Inc.(2)(3)(4)(5)(13)(15)	Hotel, Gaming & Leisure	L + 6.50% (1.00% Floor)	12/1/2021	12,842	12,420	12,712	1.66
EIP Merger Sub, LLC (Evolve IP)(2)(3)(5)(12)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	23,750	23,098	23,242	3.04
Emerging Markets Communications, LLC(2)(3)(4)(8)(13)	Telecommunications	L + 5.75% (1.00% Floor)	7/1/2021	17,730	16,299	17,730	2.32
EP Minerals, LLC (2)(3)(4)(13)	Metals & Mining	L + 4.50% (1.00% Floor)	8/20/2020	10,264	10,232	10,259	1.34
FCX Holdings Corp. (2)(3)(4)(13)(16)	Capital Equipment	L + 4.50% (1.00% Floor)	8/4/2020	9,856	9,852	9,856	1.29
Genex Holdings, Inc. (2)(3)(13)(16)	Banking, Finance, Insurance & Real Estate	L + 4.25% (1.00% Floor)	5/30/2021	4,200	4,187	4,196	0.55
Global Software, LLC(2)(3)(4)(13)(16)	High Tech Industries	L + 5.50% (1.00% Floor)	5/2/2022	16,163	15,880	16,163	2.12
Green Energy Partners/Stonewall LLC(2)(3)(5)(13)	Energy: Electricity	L + 5.50% (1.00% Floor)	11/13/2021	16,600	16,475	16,598	2.17
Green Plains II LLC(2)(3)(4)(5)(13)(15)	Beverage, Food & Tobacco	L + 7.00% (1.00% Floor)	10/3/2022	15,205	15,059	15,379	2.01
Hummel Station LLC (2)(3)(5)(13)(16)	Energy: Electricity	L + 6.00% (1.00% Floor)	10/27/2022	21,000	20,308	20,160	2.64
Imagine! Print Solutions, LLC(2)(3)(4)(13)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	3/30/2022	18,461	18,213	18,603	2.43

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2016
(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (80.09%) (continued)
Imperial Bag & Paper Co. LLC(2)(3)(4)(13)(16)	Forest Products & Paper	L + 6.00% (1.00% Floor)	1/7/2022	$24,074	$23,752	$23,924	3.13%
Indra Holdings Corp. (Totes Isotoner)(2)(3)(5)(13)	Non-durable Consumer Goods	L + 4.25% (1.00% Floor)	5/1/2021	14,224	14,130	10,553	1.38
International Medical Group, Inc.(2)(3)(5)(12)	Banking, Finance, Insurance & Real Estate	L + 6.50% (1.00% Floor)	10/30/2020	30,000	29,505	30,237	3.96
Jackson Hewitt Inc. (2)(3)(4)(13)	Retail	L + 7.00% (1.00% Floor)	7/30/2020	8,758	8,625	8,320	1.09
Metrogistics LLC (2)(3)(4)(5)(13)	Transportation: Cargo	L + 6.50% (1.00% Floor)	9/30/2022	15,200	14,986	15,094	1.98
MSX International, Inc. (2)(3)(4)(13)	Automotive	L + 5.00% (1.00% Floor)	8/21/2020	8,940	8,882	8,940	1.17
National Technical Systems, Inc. (2)(3)(4)(13)(15)	Aerospace & Defense	L + 6.25% (1.00% Floor)	6/12/2021	25,123	24,854	23,927	3.13
NES Global Talent Finance US LLC (United Kingdom) (2)(3)(4)(8)(13)	Energy: Oil & Gas	L + 5.50% (1.00% Floor)	10/3/2019	11,250	11,132	10,911	1.43
OnCourse Learning Corporation(2)(3)(4)(5)(13)(15)(16)	Consumer Services	L + 6.50% (1.00% Floor)	9/12/2021	26,141	25,770	26,220	3.43
Paradigm Acquisition Corp.(2)(3)(4)(13)	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	23,246	22,963	23,223	3.04
Pelican Products, Inc. (2)(3)(4)(13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	4/11/2020	7,643	7,654	7,593	0.99
Plano Molding Company, LLC(2)(3)(4)(5)(13)	Hotel, Gaming & Leisure	L + 7.00% (1.00% Floor)	5/12/2021	18,163	18,030	17,302	2.26
PPT Management Holdings, LLC(2)(3)(5)	Healthcare & Pharmaceuticals	L + 6.00% (1.00% Floor)	12/16/2022	22,500	22,288	22,426	2.93
Premier Senior Marketing, LLC(2)(3)(5)(16)	Banking, Finance, Insurance & Real Estate	L + 5.00% (1.00% Floor)	7/1/2022	3,741	3,690	3,741	0.49
Product Quest Manufacturing, LLC(2)(3)(4)(5)(12)	Containers, Packaging & Glass	L + 5.75% (1.00% Floor)	9/9/2020	28,000	27,565	25,838	3.38
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2)(3)(4)	Wholesale	L + 4.50% (1.00% Floor)	1/28/2020	10,798	10,739	8,101	1.06
PSC Industrial Holdings Corp(2)(3)(4)(13)	Environmental Industries	L + 4.75% (1.00% Floor)	12/5/2020	11,760	11,679	11,290	1.48
PSI Services LLC (2)(3)(4)(5)(12)(16)	Business Services	L + 6.75% (1.00% Floor)	2/27/2021	32,705	32,022	34,784	4.56
PT Intermediate Holdings III, LLC (Parts Town)(2)(3)(4)(5)(13)(15)	Wholesale	L + 6.50% (1.00% Floor)	6/23/2022	17,417	17,215	17,563	2.30
QW Holding Corporation (Quala)(2)(3)(4)(5)(13)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	29,925	29,084	30,009	3.93
Reliant Pro Rehab, LLC (2)(3)(5)(12)	Healthcare & Pharmaceuticals	L + 10.00% (1.00% Floor)	12/29/2017	22,331	22,024	22,331	2.92
SolAero Technologies Corp.(2)(3)(4)(5)	Telecommunications	L + 5.25% (1.00% Floor)	12/10/2020	19,677	19,541	18,901	2.47
Superior Health Linens, LLC (2)(3)(4)(5)(13)(15)	Business Services	L + 6.50% (1.00% Floor)	9/30/2021	19,206	18,891	19,068	2.50
T2 Systems, Inc.(2)(3)(4)(5)(13)(15)(16)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	22,950	22,333	23,208	3.04
T2 Systems Canada, Inc. (2)(3)(5)(16)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	4,050	3,952	4,090	0.54

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2016
(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (80.09%) (continued)
Teaching Strategies, LLC(2)(3)(4)(13)	Media: Advertising, Printing & Publishing	L + 5.50% (0.50% Floor)	10/1/2019	$13,369	$13,333	$13,369	1.75%
The Hilb Group, LLC (2)(3)(5)(12)(15)	Banking, Finance, Insurance & Real Estate	L + 6.50% (1.00% Floor)	6/24/2021	29,682	29,113	29,826	3.90
The SI Organization, Inc.(2)(3)(4)(13)	Aerospace & Defense	L + 4.75% (1.00% Floor)	11/23/2019	8,574	8,527	8,676	1.15
The Topps Company, Inc. (2)(3)(4)(13)	Non-durable Consumer Goods	L + 6.00% (1.25% Floor)	10/2/2020	18,707	18,629	18,795	2.46
TruckPro, LLC (2)(3)(4)(13)(16)	Automotive	L + 5.00% (1.00% Floor)	8/6/2018	9,292	9,267	9,262	1.21
Tweddle Group, Inc. (2)(3)(4)(13)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	10/24/2022	16,200	15,885	16,114	2.11
TwentyEighty, Inc. (fka Miller Heiman, Inc.) (2)(3)(5)(10)(13)	Business Services	L + 6.00% (1.00% Floor)	9/30/2019	18,719	18,571	7,628	1.00
U.S. Farathane, LLC (2)(3)(4)(13)	Automotive	L + 4.75% (1.00% Floor)	12/23/2021	1,925	1,895	1,925	0.25
U.S. TelePacific Holdings Corp.(2)(3)(5)	Telecommunications	L + 8.50% (1.00% Floor)	2/24/2021	30,000	29,149	29,853	3.91
Vetcor Professional Practices, LLC (2)(3)(4)(5)(13)(15)	Consumer Services	L + 6.25% (1.00% Floor)	4/20/2021	25,001	24,623	25,164	3.29
Violin Finco S.A.R.L. (Alexander Mann Solutions) (United Kingdom) (2)(3)(4)(8)(13)	Business Services	L + 4.75% (1.00% Floor)	12/20/2019	10,065	10,012	10,058	1.32
Vistage Worldwide, Inc. (2)(3)(4)(13)(16)	Business Services	L + 5.50% (1.00% Floor)	8/19/2021	28,757	28,524	28,688	3.75
Vitera Healthcare Solutions, LLC (2)(3)(4)(13)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	11/4/2020	9,104	9,050	9,078	1.19
Winchester Electronics Corporation (2)(3)(4)(5)(13)(15)	Capital Equipment	L + 6.50% (1.00% Floor)	6/30/2022	27,367	26,959	27,460	3.59
Zest Holdings, LLC (2)(3)(4)(13)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	9,530	9,530	9,584	1.25
First Lien Debt Total					$1,145,326	$1,139,548	149.13%
Second Lien Debt (12.08%)
AF Borrower LLC (Accuvant) (2)(3)(5)	High Tech Industries	L + 9.00% (1.00% Floor)	1/30/2023	$8,000	$7,934	$8,000	1.05%
AIM Group USA Inc. (2)(3)(5)(13)	Aerospace & Defense	L + 9.00% (1.00% Floor)	8/2/2022	23,000	22,701	23,196	3.04
AmeriLife Group, LLC (2)(3)(5)	Banking, Finance, Insurance & Real Estate	L + 8.75% (1.00% Floor)	1/10/2023	20,000	19,656	19,208	2.51
Argon Medical Devices, Inc.(2)(3)(4)(5)	Healthcare & Pharmaceuticals	L + 9.50% (1.00% Floor)	6/23/2022	24,000	23,363	24,233	3.17
Berlin Packaging L.L.C. (2)(3)(5)(13)	Containers, Packaging & Glass	L + 6.75% (1.00% Floor)	10/1/2022	2,927	2,910	2,953	0.39
Charter NEX US Holdings, Inc.(2)(3)(5)(13)	Chemicals, Plastics & Rubber	L + 8.25% (1.00% Floor)	2/5/2023	7,394	7,303	7,468	0.98
Confie Seguros Holding II Co.(2)(3)(5)(16)	Banking, Finance, Insurance & Real Estate	L + 9.00% (1.25% Floor)	5/8/2019	12,000	11,921	11,918	1.56
Drew Marine Group Inc.(2)(3)(4)(5)(13)	Chemicals, Plastics & Rubber	L + 7.00% (1.00% Floor)	5/19/2021	12,500	12,481	12,333	1.61

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2016
(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Second Lien Debt (12.08%) (continued)
Genex Holdings, Inc. (2)(3)(5)	Banking, Finance, Insurance & Real Estate	L + 7.75% (1.00% Floor)	5/30/2022	$7,990	$7,915	$7,978	1.04%
Institutional Shareholder Services Inc. (2)(3)(5)(13)	Banking, Finance, Insurance & Real Estate	L + 8.50% (1.00% Floor)	4/29/2022	12,500	12,408	12,359	1.62
Jazz Acquisition, Inc. (Wencor) (2)(3)(5)(13)	Aerospace & Defense	L + 6.75% (1.00% Floor)	6/19/2022	6,700	6,677	5,572	0.73
MRI Software, LLC (2)(3)(5)	Software	L + 8.00% (1.00% Floor)	6/23/2022	11,250	11,110	11,265	1.47
Power Stop, LLC (5)(9)	Automotive	11.00%	5/29/2022	10,000	9,831	9,863	1.29
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2)(3)(5)	Wholesale	L + 8.50% (1.00% Floor)	7/28/2020	3,000	2,960	1,682	0.22
Vitera Healthcare Solutions, LLC (2)(3)(4)	Healthcare & Pharmaceuticals	L + 8.25% (1.00% Floor)	11/4/2021	2,000	1,979	1,945	0.26
Watchfire Enterprises, Inc.(2)(3)(5)(13)	Media: Advertising, Printing & Publishing	L + 8.00% (1.00% Floor)	10/2/2021	7,000	6,932	6,976	0.91
Zywave, Inc. (2)(3)(5)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	4,950	4,879	4,915	0.64
Second Lien Debt Total					$172,960	$171,864	22.49%

Investments—non-controlled/non-affiliated (1)	Industry	Maturity Date	Par Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Structured Finance Obligations (0.37%) (5)(8)(11)
1776 CLO I, Ltd., Subordinated Notes	Structured Finance	5/8/2020	$11,750	$6,739	$2,761	0.36%
Clydesdale CLO 2005, Ltd., Subordinated Notes	Structured Finance	12/6/2017	5,750	—	10	—
MSIM Peconic Bay, Ltd., Subordinated Notes	Structured Finance	7/20/2019	4,500	63	5	—
Nautique Funding Ltd., Income Notes	Structured Finance	4/15/2020	5,000	2,437	2,440	0.32
Structured Finance Obligations Total				$9,239	$5,216	0.68%

Investments—non-controlled/non-affiliated (1)	Industry	Shares/ Units	Cost	Fair Value (7)	Percentage of Net Assets
Equity Investments (0.46%) (5)
CIP Revolution Investments, LLC	Media: Advertising, Printing & Publishing	30,000	$300	$352	0.05%
Derm Growth Partners III, LLC (Dermatology Associates)	Healthcare & Pharmaceuticals	1,000,000	1,000	976	0.13
GS Holdco LLC (Global Software, LLC)	High Tech Industries	1,000,000	1,001	1,126	0.15
Power Stop Intermediate Holdings, LLC	Automotive	7,150	715	1,208	0.16
T2 Systems Parent Corporation	Transportation: Consumer	555,556	556	584	0.07
THG Acquisition, LLC (The Hilb Group, LLC)	Banking, Finance, Insurance & Real Estate	1,500,000	1,499	2,228	0.29
Equity Investments Total			$5,071	$6,474	0.85%
Total investments—non-controlled/non-affiliated			$1,332,596	$1,323,102	173.15%

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2016
(dollar amounts in thousands)

Investments—controlled/affiliated	Industry	Interest Rate (2)	Maturity Date	Par Amount/ LLC Interest	Cost	Fair Value (7)	Percentage of Net Assets
Investment Fund (7.00%) (8)
Middle Market Credit Fund, LLC, Mezzanine Loan (2)(5)(9)(14)	Investment Fund	L + 9.50	6/24/2017	$62,384	$62,384	$62,384	8.16%
Middle Market Credit Fund, LLC, Subordinated Loan and Member’s Interest (5)(14)	Investment Fund	0.001	3/1/2021	35,000	35,001	37,273	4.88
Investment Fund Total					$97,385	$99,657	13.04%
Total investments—controlled/affiliated					$97,385	$99,657	13.04%
Total investments					$1,429,981	$1,422,759	186.19%

(1)
Unless otherwise indicated, issuers of debt and equity investments held by TCG BDC, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “TCG BDC” or the “Company”) are domiciled in the United States and issuers of structured finance obligations are domiciled in the Cayman Islands. Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”), the Company would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of December 31, 2016, the Company does not “control” any of these portfolio companies. Under the Investment Company Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2016, the Company is not an “affiliated person” of any of these portfolio companies.

(2)
Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR (“L”) or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate), which generally resets quarterly. For each such loan, the Company has provided the interest rate in effect as of December 31, 2016. As of December 31, 2016, all of our LIBOR loans were indexed to the 90-day LIBOR rate at 1.00%, except for those loans as indicated in Note 16 below.

(3)	Loan includes interest rate floor feature.

(4)
Denotes that all or a portion of the assets are owned by the Company’s wholly owned subsidiary, TCG BDC SPV LLC (the “SPV”). The SPV has entered into a senior secured revolving credit facility (as amended, the “SPV Credit Facility”). The lenders of the SPV Credit Facility have a first lien security interest in substantially all of the assets of the SPV (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the Company or Carlyle GMS Finance MM CLO 2015-1 LLC (the “2015-1 Issuer”), a wholly owned and consolidated subsidiary of the Company.

(5)
Denotes that all or a portion of the assets are owned by the Company. The Company has entered into a senior secured revolving credit facility (as amended, the “Credit Facility”). The lenders of the Credit Facility have a first lien security interest in substantially all of the portfolio investments held by the Company (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the SPV or the 2015-1 Issuer.

(6)
Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. Equity tranche collateralized loan obligation (“CLO”) fund investments, which are referred to as “structured finance obligations”, are recorded at amortized cost using the effective interest method.

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2016
(dollar amounts in thousands)

(7)
Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2, Significant Accounting Policies, and Note 3, Fair Value Measurements), pursuant to the Company’s valuation policy.

(8)
The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

(9)	Represents a corporate mezzanine loan, which is subordinated to senior secured term loans of the portfolio company/investment fund.

(10)	Loan was on non-accrual status as of December 31, 2016.

(11)
As of December 31, 2016, the Company has a greater than 25% but less than 50% equity or subordinated notes ownership interest in certain structured finance obligations. These investments have governing documents that preclude the Company from controlling management of the entity and therefore the Company has determined that the issuer of the investment is not a controlled affiliate or a non-controlled affiliate because the investments are not “voting securities”.

(12)
In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: Dimensional Dental Management, LLC (4.54%), EIP Merger Sub, LLC (Evolve IP) (3.84%), International Medical Group, Inc. (4.64%), Product Quest Manufacturing, LLC (3.54%), PSI Services LLC (4.40%), Reliant Pro Rehab, LLC (nil) and The Hilb Group, LLC (3.96%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

(13)
Denotes that all or a portion of the assets are owned by the 2015-1 Issuer and secure the notes issued in connection with a $400 million term debt securitization completed by the Company on June 26, 2015 (see Note 7, 2015-1 Notes). Accordingly, such assets are not available to the creditors of the SPV or the Company.

(14)
Under the Investment Company Act, the Company is deemed to be an “affiliated person” of and “control” this investment fund because the Company owns more than 25% of the investment fund’s outstanding voting securities and/or has the power to exercise control over management or policies of such investment fund. See Note 5, Middle Market Credit Fund, LLC, for more details.

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2016
(dollar amounts in thousands)

(15)	As of December 31, 2016, the Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

Investments—non controlled/non-affiliated	Type	Unused Fee	Par/ Principal Amount	Fair Value
First Lien Debt—unfunded delayed draw and revolving term loans commitments
Advanced Instruments, LLC	Revolver	0.50%	$2,500	$(25)
Captive Resources Midco, LLC	Revolver	0.50%	1,875	(2)
Captive Resources Midco, LLC	Delayed Draw	1.25%	3,125	(4)
CIP Revolution Holdings, LLC	Revolver	0.50%	1,331	6
CIP Revolution Holdings, LLC	Delayed Draw	0.75%	1,331	6
Derm Growth Partners III, LLC (Dermatology Associates)	Revolver	0.50%	1,672	1
Derm Growth Partners III, LLC (Dermatology Associates)	Delayed Draw	1.00%	5,247	4
Dimensional Dental Management, LLC	Delayed Draw	1.00%	2,507	(23)
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.)	Revolver	0.50%	4,750	(30)
Direct Travel, Inc.	Delayed Draw	1.00%	9,658	(56)
Green Plains II LLC	Revolver	0.50%	1,352	14
National Technical Systems, Inc.	Revolver	0.50%	2,031	(102)
National Technical Systems, Inc.	Delayed Draw	1.00%	4,469	(165)
OnCourse Learning Corporation	Revolver	0.50%	859	2
PT Intermediate Holdings III, LLC (Parts Town)	Revolver	0.50%	2,025	15
Superior Health Linens, LLC	Revolver	0.50%	2,735	(17)
T2 Systems, Inc.	Revolver	0.50%	2,933	29
The Hilb Group, LLC	Delayed Draw	1.00%	3,810	16
Vetcor Professional Practices, LLC	Delayed Draw	1.00%	3,057	18
Winchester Electronics Corporation	Delayed Draw	1.00%	2,500	8
Total unfunded commitments			$59,767	$(305)

(16)	As of December 31, 2016, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.77%.

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2016
(dollar amounts in thousands)

As of December 31, 2016, investments at fair value consisted of the following:

Type—% of Fair Value	Amortized Cost	Fair Value	% of Fair Value
First Lien Debt	$1,145,326	$1,139,548	80.09%
Second Lien Debt	172,960	171,864	12.08
Structured Finance Obligations	9,239	5,216	0.37
Equity Investments	5,071	6,474	0.46
Investment Fund	97,385	99,657	7.00
Total	$1,429,981	$1,422,759	100.00%
Type—% of Fair Value of First and Second Lien Debt	Amortized Cost	Fair Value	% of Fair Value
Floating Rate	$1,308,455	$1,301,549	99.25%
Fixed Rate	9,831	9,863	0.75
Total	$1,318,286	$1,311,412	100.00%
The industrial composition of investments at fair value as of December 31, 2016 was as follows:

Industry	Amortized Cost	Fair Value	% of Fair Value
Aerospace & Defense	$62,759	$61,371	4.31%
Automotive	37,780	38,414	2.7
Banking, Finance, Insurance & Real Estate	148,577	150,700	10.59
Beverage, Food & Tobacco	15,059	15,379	1.08
Business Services	149,205	141,784	9.97
Capital Equipment	36,811	37,316	2.62
Chemicals, Plastics & Rubber	19,784	19,801	1.39
Construction & Building	23,403	23,691	1.67
Consumer Services	78,693	79,941	5.62
Containers, Packaging & Glass	49,442	47,706	3.35
Durable Consumer Goods	19,930	19,932	1.04
Energy: Electricity	36,783	36,758	2.59
Energy: Oil & Gas	11,132	10,911	0.77
Environmental Industries	40,763	41,299	2.90
Forest Products & Paper	23,752	23,924	1.68
Healthcare & Pharmaceuticals	159,072	161,544	11.36
High Tech Industries	45,617	46,317	3.26
Hotel, Gaming & Leisure	30,450	30,014	2.11
Investment Fund	97,385	99,657	7.00
Media: Advertising, Printing & Publishing	70,988	71,999	5.06
Metals & Mining	10,232	10,259	0.72
Non-durable Consumer Goods	32,759	29,348	2.06
Retail	8,625	8,320	0.58
Software	11,110	11,265	0.79
Structured Finance	9,239	5,216	0.37

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2016
(dollar amounts in thousands)

Industry	Amortized Cost	Fair Value	% of Fair Value
Telecommunications	$108,553	$110,359	7.76%
Transportation: Cargo	34,323	34,306	2.41
Transportation: Consumer	26,841	27,882	1.96
Wholesale	30,914	27,346	1.92
Total	$1,429,981	$1,422,759	100.00%
The geographical composition of investments at fair value as of December 31, 2016 was as follows:

Geography	Amortized Cost	Fair Value	% of Fair Value
Cayman Islands	$9,239	$5,216	0.37%
United Kingdom	21,144	20,969	1.47
United States	1,399,598	1,396,574	98.16
Total	$1,429,981	$1,422,759	100.00%
The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2015
(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (75.53%)
Access CIG, LLC (2)(3)(4)(13)	Business Services	L + 5.00% (1.00% Floor)	10/17/2021	$18,522	$18,388	$18,291	3.20%
AF Borrower LLC (Accuvant) (2)(3)(5)(13)	High Tech Industries	L + 5.25% (1.00% Floor)	1/28/2022	16,277	16,055	15,829	2.77
Alpha Packaging Holdings, Inc. (2)(3)(4)(13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	5/12/2020	11,409	11,398	11,180	1.96
Anaren, Inc. (2)(3)(4)(13)	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	10,981	10,898	10,759	1.88
APX Group, Inc. (5)(8)	Consumer Services	6.38%	12/1/2019	10,000	9,749	9,575	1.67
Audax AAMP Holdings, Inc. (2)(3)(4)(13)	Durable Consumer Goods	L + 5.50% (1.00% Floor)	6/24/2017	11,025	10,954	10,885	1.90
BAART Programs, Inc. (2)(4)(15)	Healthcare & Pharmaceuticals	L + 8.07% (0.00% Floor)	10/9/2021	7,481	7,422	7,556	1.32
Blue Bird Body Company (2)(3)(4)(8)(13)	Transportation: Consumer	L + 5.50% (1.00% Floor)	6/26/2020	9,491	9,110	9,361	1.64
Brooks Equipment Company, LLC (2)(3)(4)(13)	Construction & Building	L + 5.35% (1.00% Floor)	8/29/2020	7,209	7,160	7,097	1.24
Capstone Logistics Acquisition, Inc. (2)(3)(4)(13)(15)	Transportation: Cargo	L + 4.50% (1.00% Floor)	10/7/2021	19,750	19,582	19,134	3.35
Captive Resources Midco, LLC (2)(3)(4)(14)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	6/30/2020	29,350	28,890	28,900	5.05
Castle Management Borrower LLC (Highgate Hotels L.P.) (2)(3)(4)(13)	Hotel, Gaming & Leisure	L + 4.50% (1.00% Floor)	9/18/2020	9,878	9,807	9,535	1.67
Central Security Group, Inc. (2)(3)(4)(13)	Consumer Services	L + 5.25% (1.00% Floor)	10/6/2020	24,750	24,444	23,884	4.18
Colony Hardware Corporation (2)(3)(5)(13)	Construction & Building	L + 6.00% (1.00% Floor)	10/23/2021	13,000	12,787	12,861	2.25
CRCI Holdings Inc. (CLEAResult Consulting, Inc.) (2)(3)(4)(13)(15)	Utilities: Electric	L + 4.25% (1.00% Floor)	7/10/2019	5,910	5,892	5,704	1.00
Dent Wizard International Corporation (2)(3)(4)(13)	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	7,809	7,775	7,591	1.33
Emerging Markets Communications, LLC (2)(3)(4)(13)	Telecommunications	L + 5.75% (1.00% Floor)	7/1/2021	17,910	16,225	16,882	2.95
EP Minerals, LLC (2)(3)(4)(13)	Metals & Mining	L + 4.50% (1.00% Floor)	8/20/2020	10,369	10,329	10,168	1.78
FCX Holdings Corp. (2)(3)(4)(13)(15)	Capital Equipment	L + 4.50% (1.00% Floor)	8/4/2020	10,047	10,041	9,862	1.72
Genex Holdings, Inc. (2)(3)(13)(15)	Banking, Finance, Insurance & Real Estate	L + 4.25% (1.00% Floor)	5/30/2021	4,243	4,227	4,164	0.73
Green Energy Partners/Stonewall LLC (2)(3)(5)(13)	Energy: Electricity	L + 5.50% (1.00% Floor)	11/13/2021	16,600	16,456	16,354	2.86
Hummel Station LLC (2)(3)(5)(15)	Energy: Electricity	L + 6.00% (1.00% Floor)	10/27/2022	21,000	20,174	20,553	3.59
Indra Holdings Corp. (Totes Isotoner) (2)(3)(5)(13)	Non-durable Consumer Goods	L + 4.25% (1.00% Floor)	5/1/2021	14,285	14,173	13,818	2.42
International Medical Group, Inc. (2)(3)(5)(12)	Banking, Finance, Insurance & Real Estate	L + 4.75% (1.00% Floor)	10/30/2020	30,000	29,415	30,276	5.30
Jackson Hewitt Inc. (2)(3)(4)(13)	Retail	L + 7.00% (1.00% Floor)	7/30/2020	14,800	14,526	14,600	2.55
Language Line, LLC (2)(3)(4)(13)(15)	Telecommunications	L + 5.50% (1.00% Floor)	7/7/2021	23,896	23,675	23,697	4.14
Ministry Brands, LLC (2)(3)(5)(10)(14)	High Tech Industries	L + 7.00% (1.00% Floor)	11/20/2021	936	926	901	0.16
Ministry Brands, LLC (2)(3)(5)(12)(14)	High Tech Industries	L + 7.00% (1.00% Floor)	11/20/2021	17,471	17,190	17,371	3.04
MSX International, Inc. (2)(3)(4)(13)	Automotive	L + 5.00% (1.00% Floor)	8/21/2020	9,499	9,424	9,218	1.61
National Technical Systems, Inc. (2)(3)(4)(5)(13)(14)	Aerospace & Defense	L + 6.00% (1.00% Floor)	6/12/2021	25,935	25,609	24,919	4.36

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2015
(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (75.53%) (continued)
NES Global Talent Finance US LLC (United Kingdom) (2)(3)(4)(8)(13)	Energy: Oil & Gas	L + 5.50% (1.00% Floor)	10/3/2019	$11,875	$11,715	$11,327	1.98%
Paradigm Acquisition Corp. (2)(3)(5)(13)	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	23,482	23,154	22,984	4.02
Pelican Products, Inc. (2)(3)(4)(13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	4/11/2020	7,817	7,832	7,444	1.30
Plano Molding Company, LLC (2)(3)(5)(13)	Hotel, Gaming & Leisure	L + 6.00% (1.00% Floor)	5/12/2021	22,487	22,294	21,779	3.81
Product Quest Manufacturing, LLC (2)(3)(4)(5)(12)	Containers, Packaging & Glass	L + 5.75% (1.00% Floor)	9/9/2020	28,000	27,477	27,810	4.86
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2)(3)(4)	Wholesale	L + 4.50% (1.00% Floor)	1/28/2020	10,911	10,836	9,736	1.70
PSC Industrial Holdings Corp (2)(3)(4)(13)	Environmental Industries	L + 4.75% (1.00% Floor)	12/5/2020	11,880	11,782	11,622	2.03
PSI Services LLC (2)(3)(4)(5)(12)	Business Services	L + 7.00% (1.00% Floor)	2/27/2021	23,471	22,885	23,933	4.19
SolAero Technologies Corp. (2)(3)(4)(15)	Telecommunications	L + 4.75% (1.00% Floor)	12/10/2020	10,827	10,744	10,511	1.84
SolAero Technologies Corp. (2)(3)(13)(15)	Telecommunications	L + 5.25% (1.00% Floor)	12/10/2020	9,104	9,023	8,887	1.55
Synarc-Biocore Holdings, LLC (2)(3)(4)(13)	Healthcare & Pharmaceuticals	L + 4.50% (1.00% Floor)	3/10/2021	13,264	13,162	12,599	2.20
Systems Maintenance Services Holding, Inc. (2)(3)(13)	High Tech Industries	L + 4.00% (1.00% Floor)	10/18/2019	2,193	2,187	2,155	0.38
TASC, Inc. (2)(3)(4)(8)(13)	Aerospace & Defense	L + 6.00% (1.00% Floor)	5/23/2020	18,351	17,713	17,916	3.13
Teaching Strategies, LLC (2)(3)(4)(13)(15)	Media: Advertising, Printing & Publishing	L + 5.50% (0.50% Floor)	10/1/2019	13,953	13,904	13,844	2.42
The Hilb Group, LLC (2)(3)(5)(12)(13)(14)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	6/24/2021	23,458	22,850	23,555	4.12
The Hygenic Corporation (Performance Health) (2)(3)(4)(13)(15)	Non-durable Consumer Goods	L + 5.00% (1.00% Floor)	10/11/2020	15,920	15,721	15,368	2.69
The SI Organization, Inc. (2)(3)(4)(13)	Aerospace & Defense	L + 4.75% (1.00% Floor)	11/23/2019	8,778	8,716	8,724	1.53
The Topps Company, Inc. (2)(3)(4)(13)	Non-durable Consumer Goods	L + 6.00% (1.25% Floor)	10/2/2018	11,395	11,326	11,395	1.99
TruckPro, LLC (2)(3)(4)(13)(15)	Automotive	L + 5.00% (1.00% Floor)	8/6/2018	9,683	9,648	9,546	1.67
TwentyEighty, Inc. (fka Miller Heiman, Inc.) (2)(3)(4)(13)	Business Services	L + 5.75% (1.00% Floor)	9/30/2019	19,094	18,901	16,904	2.96
U.S. Farathane, LLC (2)(3)(4)(13)	Automotive	L + 5.75% (1.00% Floor)	12/23/2021	15,818	15,535	15,586	2.73
Vetcor Professional Practices, LLC (2)(3)(4)(5)(13)(14)	Consumer Services	L + 6.00% (1.00% Floor)	4/20/2021	11,085	10,983	11,034	1.93
Violin Finco S.A.R.L. (Alexander Mann Solutions) (United Kingdom) (2)(3)(4)(8)(13)	Business Services	L + 4.75% (1.00% Floor)	12/20/2019	11,252	11,176	11,241	1.97
Vistage Worldwide, Inc. (2)(3)(4)(13)(15)	Business Services	L + 5.50% (1.00% Floor)	8/19/2021	29,813	29,529	29,505	5.16
Vitera Healthcare Solutions, LLC (2)(3)(4)(13)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	11/4/2020	9,437	9,369	9,107	1.59
Zest Holdings, LLC (2)(3)(4)(13)	Durable Consumer Goods	L + 4.00% (1.00% Floor)	8/16/2020	9,694	9,694	9,597	1.69
First Lien Debt Total					$800,857	$795,034	139.06%

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2015
(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Second Lien Debt (19.98%)
AF Borrower LLC (Accuvant) (2)(3)(5)	High Tech Industries	L + 9.00% (1.00% Floor)	1/30/2023	$8,000	$7,927	$7,666	1.34%
Allied Security Holdings LLC (2)(3)(5)(13)	Business Services	L + 7.00% (1.00% Floor)	8/13/2021	8,000	7,948	7,460	1.30
AmeriLife Group, LLC (2)(3)(5)	Banking, Finance, Insurance & Real Estate	L + 8.75% (1.00% Floor)	1/10/2023	20,000	19,619	19,598	3.44
Argon Medical Devices, Inc. (2)(3)(4)(5)	Healthcare & Pharmaceuticals	L + 9.50% (1.00% Floor)	6/23/2022	24,000	23,294	23,354	4.09
Berlin Packaging L.L.C. (2)(3)(5)(13)(15)	Containers, Packaging & Glass	L + 6.75% (1.00% Floor)	10/1/2022	9,200	9,139	8,694	1.52
Charter NEX US Holdings, Inc. (2)(3)(5)(13)	Chemicals, Plastics & Rubber	L + 8.25% (1.00% Floor)	2/5/2023	10,000	9,864	9,459	1.65
Confie Seguros Holding II Co. (2)(3)(5)(15)	Banking, Finance, Insurance & Real Estate	L + 9.00% (1.25% Floor)	5/8/2019	12,000	11,896	11,820	2.07
Creganna Finance (US) LLC (Ireland) (2)(3)(5)(8)	Healthcare & Pharmaceuticals	L + 8.00% (1.00% Floor)	6/1/2022	9,900	9,814	9,740	1.70
DiversiTech Corporation (2)(3)(5)(13)	Capital Equipment	L + 8.00% (1.00% Floor)	11/19/2022	8,400	8,294	8,131	1.42
Drew Marine Group Inc. (2)(3)(4)(5)	Chemicals, Plastics & Rubber	L + 7.00% (1.00% Floor)	5/19/2021	12,500	12,478	11,743	2.05
Genex Holdings, Inc. (2)(3)(5)(15)	Banking, Finance, Insurance & Real Estate	L + 7.75% (1.00% Floor)	5/30/2022	7,990	7,906	7,390	1.29
Genoa, a QoL Healthcare Company, LLC (2)(3)(5)(13)	Retail	L + 7.75% (1.00% Floor)	4/28/2023	9,900	9,807	9,523	1.67
Institutional Shareholder Services Inc. (2)(3)(5)(13)	Banking, Finance, Insurance & Real Estate	L + 7.50% (1.00% Floor)	4/30/2022	12,500	12,397	12,014	2.10
Jazz Acquisition, Inc. (Wencor) (2)(3)(5)(13)	Aerospace & Defense	L + 6.75% (1.00% Floor)	6/19/2022	6,700	6,674	5,759	1.01
Landslide Holdings, Inc. (LANDesk Software) (2)(3)(13)	Software	L + 7.25% (1.00% Floor)	2/25/2021	3,500	3,480	3,113	0.54
MRI Software, LLC (2)(3)(5)(15)	Software	L + 8.00% (1.00% Floor)	6/23/2022	11,250	11,093	10,890	1.91
Phillips-Medisize Corporation (2)(3)(5)(13)	Chemicals, Plastics & Rubber	L + 7.25% (1.00% Floor)	6/16/2022	5,000	4,958	4,700	0.82
Power Stop, LLC (5)(9)	Automotive	11.00%	5/29/2022	10,000	9,811	10,080	1.76
Prime Security Services Borrower, LLC (Protection One, Inc.) (2)(3)(5)	Consumer Services	L + 8.75% (1.00% Floor)	7/1/2022	6,700	6,607	6,271	1.10
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2)(3)(5)	Wholesale	L + 8.50% (1.00% Floor)	7/28/2020	3,000	2,953	2,493	0.44
Systems Maintenance Services Holding, Inc. (2)(3)(4)	High Tech Industries	L + 8.25% (1.00% Floor)	10/18/2020	6,000	5,959	5,860	1.02
TASC, Inc. (5)(8)	Aerospace & Defense	12.00%	5/21/2021	6,000	5,891	6,075	1.06
Vitera Healthcare Solutions, LLC (2)(3)(4)(13)	Healthcare & Pharmaceuticals	L + 8.25% (1.00% Floor)	11/4/2021	2,000	1,976	1,784	0.31
Watchfire Enterprises, Inc. (2)(3)(5)(13)	Media: Advertising, Printing & Publishing	L + 8.00% (1.00% Floor)	10/2/2021	7,000	6,923	6,779	1.19
Second Lien Debt Total					$216,708	$210,396	36.80%

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2015
(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Structured Finance Obligations (4.26%) (5)(8)(11)
1776 CLO I, Ltd., Subordinated Notes	Structured Finance	5/8/2020	$11,750	$8,079	$3,347	0.59%
AIMCO CLO, Series 2014-A, Class F, 5.47% (2)	Structured Finance	7/20/2026	2,700	2,369	1,701	0.30
AIMCO CLO, Series 2014-A, Subordinated Notes	Structured Finance	7/20/2026	11,500	8,369	5,779	1.00
Ares XXVIII CLO Ltd., Subordinated Notes	Structured Finance	10/17/2024	7,000	4,416	3,255	0.57
Babson CLO Ltd. 2005-I, Subordinated Notes	Structured Finance	4/15/2019	7,632	333	86	0.02
CIFC Funding 2007-III, Ltd., Income Notes	Structured Finance	7/26/2021	6,500	2,902	2,453	0.43
Clydesdale CLO 2005, Ltd., Subordinated Notes	Structured Finance	12/6/2017	5,750	—	11	—
Flagship VII Limited, Subordinated Notes	Structured Finance	1/20/2026	7,000	4,781	3,184	0.56
ING IM CLO 2012-1 LLC, Preferred Shares	Structured Finance	3/14/2022	7,610	4,637	3,789	0.66
ING IM CLO 2012-1 LLC, Subordinated Notes	Structured Finance	3/14/2022	2,500	1,523	1,245	0.22
MSIM Peconic Bay, Ltd., Subordinated Notes	Structured Finance	7/20/2019	4,500	1,112	923	0.16
Nautique Funding Ltd., Income Notes	Structured Finance	4/15/2020	5,000	2,760	2,275	0.40
Steele Creek CLO 2014-I, LLC, Subordinated Notes	Structured Finance	8/21/2026	18,000	13,453	12,241	2.14
Venture VI CDO Limited, Preference Shares	Structured Finance	8/3/2020	7,000	3,488	3,203	0.56
Westwood CDO I, Ltd., Subordinated Notes	Structured Finance	3/25/2021	4,000	1,718	1,320	0.23
Structured Finance Obligations Total				$59,940	$44,812	7.84%
Investments—non-controlled/non-affiliated (1)	Industry		Units	Cost	Fair Value (7)	Percentage of Net Assets
Equity Investments (0.23%) (5)
Power Stop Intermediate Holdings, LLC	Automotive		7,150	$715	$788	0.14%
THG Acquisition, LLC (The Hilb Group, LLC)	Banking, Finance, Insurance & Real Estate		1,500,000	1,500	1,636	0.28
Equity Investments Total				$2,215	$2,424	0.42%
Total Investments—non-controlled/non-affiliated				$1,079,720	$1,052,666	184.12%

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2015
(dollar amounts in thousands)

(1)
Unless otherwise indicated, issuers of debt and equity investments held by the Company are domiciled in the United States and issuers of structured finance obligations are domiciled in the Cayman Islands. Under the Investment Company Act, the Company would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of December 31, 2015, the Company does not “control” any of these portfolio companies. Under the Investment Company Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2015, the Company is not an “affiliated person” of any of these portfolio companies.

(2)
Variable rate loans to the portfolio companies and variable rate notes of structured finance obligations bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate), which generally resets quarterly. For each such loan and note, the Company has provided the interest rate in effect as of December 31, 2015. As of December 31, 2015, all of our LIBOR loans were indexed to the 90-day LIBOR rate at 0.61%, except for those loans as indicated in Note 15 below.

(3)	Loan includes interest rate floor feature.

(4)
Denotes that all or a portion of the assets are owned by the SPV. The SPV has entered into the SPV Credit Facility. The lenders of the SPV Credit Facility have a first lien security interest in substantially all of the assets of the SPV (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the Company or the 2015-1 Issuer.

(5)
Denotes that all or a portion of the assets are owned by the Company. The Company has entered into the Credit Facility. The lenders of the Credit Facility have a first lien security interest in substantially all of the portfolio investments held by the Company (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the SPV or the 2015-1 Issuer.

(6)
Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. Equity tranche CLO fund investments, which are referred to as “structured finance obligations”, are recorded at amortized cost using the effective interest method.

(7)
Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2, Significant Accounting Policies, and Note 3, Fair Value Measurements), pursuant to the Company’s valuation policy.

(8)
The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

(9)	Represents a corporate mezzanine loan, which is subordinated to senior secured term loans of the portfolio company.

(10)
The Company receives less than the stated interest rate of this loan as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.

(11)
As of December 31, 2015, the Company has a greater than 25% but less than 50% equity or subordinated notes ownership interest in certain structured finance obligations. These investments have governing documents that preclude the Company from controlling management of the entity and therefore the Company has determined that the issuer of the investment is not a controlled affiliate or a non-controlled affiliate because the investments are not “voting securities”.

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2015
(dollar amounts in thousands)

(12)
In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

(13)
Denotes that all or a portion of the assets are owned by the 2015-1 Issuer and secure the notes issued in connection with a $400 million term debt securitization completed by the Company on June 26, 2015 (see Note 7, 2015-1 Notes). Accordingly, such assets are not available to the creditors of the SPV or the Company.

(14)	As of December 31, 2015, the Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

First Lien Debt—unfunded delayed draw and revolving term loans commitments	Type	Unused Fee	Par/ Principal Amount	Fair Value
Captive Resources Midco, LLC	Revolver	0.50%	$1,875	$(25)
Captive Resources Midco, LLC	Delayed Draw	1.25%	3,125	(41)
Ministry Brands, LLC (First Lien/First Out)	Delayed Draw	1.00%	64	(2)
Ministry Brands, LLC (First Lien/Last Out)	Delayed Draw	1.00%	1,530	(8)
National Technical Systems, Inc.	Revolver	0.50%	2,031	(79)
National Technical Systems, Inc.	Delayed Draw	1.00%	4,469	(138)
The Hilb Group, LLC	Delayed Draw	1.00%	10,034	29
Vetcor Professional Practices, LLC	Delayed Draw	1.00%	1,473	(6)
Total unfunded commitments			$24,601	$(270)

(15)	As of December 31, 2015, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.43%.

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2015
(dollar amounts in thousands)
As of December 31, 2015, investments at fair value consisted of the following:

Type—% of Fair Value	Amortized Cost	Fair Value	% of Fair Value
First Lien Debt	$800,857	$795,034	75.53%
Second Lien Debt	216,708	210,396	19.98
Structured Finance Obligations	59,940	44,812	4.26
Equity Investments	2,215	2,424	0.23
Total	$1,079,720	$1,052,666	100.00%
Type—% of Fair Value of First and Second Lien Debt	Amortized Cost	Fair Value	% of Fair Value
Floating Rate	$992,114	$979,700	97.44%
Fixed Rate	25,451	25,730	2.56
Total	$1,017,565	$1,005,430	100.00%
The industrial composition of investments at fair value as of December 31, 2015 was as follows:

Industry	Amortized Cost	Fair Value	% of Fair Value
Aerospace & Defense	$64,603	$63,393	6.02%
Automotive	52,908	52,809	5.02
Banking, Finance, Insurance & Real Estate	138,700	139,353	13.24
Business Services	131,981	130,318	12.38
Capital Equipment	18,335	17,993	1.71
Chemicals, Plastics & Rubber	27,300	25,902	2.46
Construction & Building	19,947	19,958	1.90
Consumer Services	51,783	50,764	4.82
Containers, Packaging & Glass	55,846	55,128	5.24
Durable Consumer Goods	20,648	20,482	1.94
Energy: Electricity	36,630	36,907	3.51
Energy: Oil & Gas	11,715	11,327	1.08
Environmental Industries	11,782	11,622	1.10
Healthcare & Pharmaceuticals	65,037	64,140	6.09
High Tech Industries	50,244	49,782	4.73
Hotel, Gaming & Leisure	32,101	31,314	2.97
Media: Advertising, Printing & Publishing	20,827	20,623	1.96
Metals & Mining	10,329	10,168	0.97
Non-durable Consumer Goods	41,220	40,581	3.85
Retail	24,333	24,123	2.29
Software	14,573	14,003	1.33
Structured Finance	59,940	44,812	4.26
Telecommunications	70,565	70,736	6.72
Transportation: Cargo	19,582	19,134	1.82
Transportation: Consumer	9,110	9,361	0.89
Utilities: Electric	5,892	5,704	0.54
Wholesale	13,789	12,229	1.16
Total	$1,079,720	$1,052,666	100.00%

TCG BDC, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2015
(dollar amounts in thousands)
The geographical composition of investments at fair value as of December 31, 2015 was as follows:

Geography	Amortized Cost	Fair Value	% of Fair Value
Cayman Islands	$59,940	$44,812	4.26%
Ireland	9,814	9,740	0.93
United Kingdom	22,891	22,568	2.14
United States	987,075	975,546	92.67
Total	$1,079,720	$1,052,666	100.00%
The accompanying notes are an integral part of these consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of December 31, 2016
(dollar amounts in thousands, except per share data)
1. ORGANIZATION
TCG BDC, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “TCG BDC” or the “Company”) is a Maryland corporation formed on February 8, 2012, and structured as an externally managed, non-diversified closed-end investment company. The Company is managed by its investment adviser, Carlyle GMS Investment Management L.L.C. (“CGMSIM” or “Investment Adviser”), a wholly owned subsidiary of The Carlyle Group L.P. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”). In addition, the Company has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”).
The Company’s investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which the Company defines as companies with approximately $10 million to $100 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”), which the Company believes is a useful proxy for cash flow. The Company seeks to achieve its investment objective primarily through direct originations of secured debt, including first lien senior secured loans (which may include stand-alone first lien loans, first lien/last out loans and “unitranche” loans) and second lien senior secured loans (collectively, “Middle Market Senior Loans”), with the balance of our assets invested in higher yielding investments (which may include unsecured debt, mezzanine debt and investments in equities). The Middle Market Senior Loans are generally made to private U.S. middle market companies that are, in many cases, controlled by private equity firms. Depending on market conditions, the Company expects that between 70% and 80% of the value of its assets will be invested in Middle Market Senior Loans. The Company expects that the composition of its portfolio will change over time given the Investment Adviser’s view on, among other things, the economic and credit environment (including with respect to interest rates) in which the Company is operating.
On May 2, 2013, the Company completed its initial closing of capital commitments (the “Initial Closing”) and subsequently commenced substantial investment operations. If the Company has not consummated an initial public offering of its common stock that results in an unaffiliated public float of at least 15% of the aggregate capital commitments received prior to the date of such initial public offering (a “Qualified IPO”) by May 2, 2018, then the Board of Directors of the Company (subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act) will use its best efforts to wind down and/or liquidate and dissolve.
The Company is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012. The Company will remain an emerging growth company for up to five years following an initial public offering, although if the market value of the common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time, the Company would cease to be an emerging growth company as of the following December 31.
The Company is externally managed by the Investment Adviser, an investment adviser registered under the Investment Advisers Act of 1940, as amended. Carlyle GMS Finance Administration L.L.C. (the “Administrator”) provides the administrative services necessary for the Company to operate. Both the Investment Adviser and the Administrator are wholly owned subsidiaries of Carlyle Investment Management L.L.C., a subsidiary of The Carlyle Group L.P. “Carlyle” refers to The Carlyle Group L.P. and its affiliates and its consolidated subsidiaries (other than portfolio companies of its affiliated funds), a global alternative asset manager publicly traded on NASDAQ Global Select Market under the symbol “CG”. Refer to the sec.gov website for further information on Carlyle.
Effective March 15, 2017, the Company changed its name from “Carlyle GMS Finance, Inc.” to “TCG BDC, Inc.”
TCG BDC SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on January 3, 2013. The SPV invests in first and second lien senior secured loans. The SPV is a wholly owned subsidiary of the Company and is consolidated in these consolidated financial statements commencing from the date of its formation, January 3, 2013. Effective March 15, 2017, the SPV changed its name from “Carlyle GMS Finance SPV LLC” to “TCG BDC SPV LLC”.
On June 26, 2015, the Company completed a $400 million term debt securitization (the “2015-1 Debt Securitization”). The notes offered in the 2015-1 Debt Securitization (the “2015-1 Notes”) were issued by Carlyle GMS Finance MM CLO 2015-1 LLC (the “2015-1 Issuer”), a wholly owned and consolidated subsidiary of the Company, and are secured by a diversified portfolio of the 2015-1 Issuer consisting primarily of first and second lien senior secured loans. Refer to Note 7 for details. The 2015-1 Issuer is consolidated in these consolidated financial statements commencing from the date of its formation, May 8, 2015.

On February 29, 2016, the Company and Credit Partners USA LLC (“Credit Partners”) entered into an amended and restated limited liability company agreement, which was subsequently amended on June 24, 2016 (as amended, the “Limited Liability Company Agreement”) to co-manage Middle Market Credit Fund, LLC (“Credit Fund”). Credit Fund primarily invests in first lien loans of middle market companies. Credit Fund is managed by a six-member board of managers, on which the Company and Credit Partners each have equal representation. The Company and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400,000 each. Refer to Note 5, Middle Market Credit Fund, LLC, for details.
As a BDC, the Company is required to comply with certain regulatory requirements. As part of these requirements, the Company must not acquire any assets other than “qualifying assets” specified in the Investment Company Act unless, at the time the acquisition is made, at least 70% of its total assets are qualifying assets (with certain limited exceptions).
To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Company generally does not have to pay corporate level taxes on any income that it distributes to stockholders, provided that the Company satisfies those requirements.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“US GAAP”). The Company is an investment company for the purposes of accounting and financial reporting in accordance with Accounting Standards Update (“ASU”) 2013-08, Financial Services—Investment Companies (“ASU 2013-08”): Amendments to the Scope, Measurement and Disclosure Requirements. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, the SPV and the 2015-1 Issuer. All significant intercompany balances and transactions have been eliminated. US GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
The annual financial statements have been prepared in accordance with US GAAP for annual financial information and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X. In the opinion of management, all adjustments considered necessary for the fair presentation of consolidated financial statements for the years presented have been included.
Use of Estimates
The preparation of consolidated financial statements in conformity with US GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Company’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from these estimates and such differences could be material.
Investments
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Consolidated Statements of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3 for further information about fair value measurements.
Cash and cash equivalents
Cash and cash equivalents consist of demand deposits and highly liquid investments (e.g. money market funds, U.S. treasury notes) with original maturities of three months or less. Cash equivalents are carried at amortized cost, which approximates fair value. The Company’s cash and cash equivalents are held with two large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit.

Revenue Recognition
Interest from Investments and Realized Gain/Loss on Investments
Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees, adjusted for the accretion of discounts and amortization of premiums, if any. At time of exit, the realized gain or loss on an investment is the difference between the amortized cost at time of exit and the cash received at exit using the specific identification method.
The Company may have loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. As of December 31, 2016 and 2015 and for the years then ended, no loans in the portfolio contained PIK provisions.
Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds, which are included in “structured finance obligations”, is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with Accounting Standards Codification (“ASC”) 325-40, Beneficial Interests in Securitized Financials Assets. The Company monitors the expected cash inflows from its CLO equity investments, including the expected residual payments and the effective yield is determined and updated at least quarterly. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties, including the amount and timing of principal payments which are impacted by prepayments, repurchases, defaults, delinquencies and liquidations of or within the CLO funds. These uncertainties are difficult to predict and are subject to future events that could have impacted the Company’s estimates if the information was known at the time. As a result, actual results may differ significantly from these estimates.
Other Income
Other income may include income such as consent, waiver, amendment, syndication and prepayment fees associated with the Company’s investment activities as well as any fees for managerial assistance services rendered by the Company to the portfolio companies. Such fees are recognized as income when earned or the services are rendered. The Company may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the accompanying Consolidated Statements of Assets and Liabilities. For the years ended December 31, 2016, 2015 and 2014, the Company earned $6,635, $834 and $244, respectively, in other income, primarily from syndication and prepayment fees.
Non-Accrual Income
Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2016, fair value of the loan on non-accrual status was $7,628, which represents approximately 0.5% of total investments at fair value. The remaining first and second lien debt investments were performing and current on their interest payments as of December 31, 2016 and for the year then ended. As of December 31, 2015, no loans in the portfolio were on non-accrual status.
SPV Credit Facility, Credit Facility and 2015-1 Notes Related Costs, Expenses and Deferred Financing Costs (See Note 6, Borrowings, and Note 7, 2015-1 Notes)
Interest expense and unused commitment fees on the SPV Credit Facility and Credit Facility are recorded on an accrual basis. Unused commitment fees are included in credit facility fees in the accompanying Consolidated Statements of Operations.
The SPV Credit Facility and Credit Facility are recorded at carrying value, which approximates fair value.
Deferred financing costs include capitalized expenses related to the closing or amendments of the SPV Credit Facility and Credit Facility. Amortization of deferred financing costs for each credit facility is computed on the straight-line basis over the respective term of each credit facility, except for a portion that was accelerated in connection with the amendment of the SPV Credit Facility as described in Note 6. The unamortized balance of such costs is included in deferred financing costs in the accompanying Consolidated

Statements of Assets and Liabilities. The amortization of such costs is included in credit facility fees in the accompanying Consolidated Statements of Operations.
Debt issuance costs include capitalized expenses including structuring and arrangement fees related to the offering of the 2015-1 Notes. Amortization of debt issuance costs for the 2015-1 Notes is computed on the effective yield method over the term of the 2015-1 Notes. The unamortized balance of such costs is presented as a direct deduction to the carrying amount of the 2015-1 Notes in the accompanying Consolidated Statements of Assets and Liabilities. The amortization of such costs is included in interest expense in the accompanying Consolidated Statements of Operations.
The 2015-1 Notes are recorded at carrying value, which approximates fair value.
Organization and Offering Costs
The Company agreed to reimburse the Investment Adviser for initial organization and offering costs incurred on behalf of the Company up to $1,500. As of December 31, 2016 and 2015, $1,500 of organization and offering costs had been incurred by the Company and $57 of excess organization and offering costs had been incurred by the Investment Adviser since inception. The $1,500 of incurred organization and offering costs are allocated to all stockholders based on their respective capital commitment and are re-allocated amongst all stockholders at the time of each capital drawdown subsequent to the Initial Closing. The Company’s organization costs incurred are expensed and the offering costs are charged against equity when incurred.
Income Taxes
For federal income tax purposes, the Company has elected to be treated as a RIC under the Code, and intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.
The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
In addition, based on the excise distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed. The Company intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.
The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. All penalties and interest associated with income taxes, if any, are included in income tax expense.
The SPV and the 2015-1 Issuer are disregarded entities for tax purposes and are consolidated with the tax return of the Company.
Capital Calls and Dividends and Distributions to Common Stockholders
The Company records the shares issued in connection with capital calls as of the effective date of the capital call. To the extent that the Company has taxable income available, the Company intends to make quarterly distributions to its common stockholders. Dividends and distributions to common stockholders are recorded on the record date. The amount to be distributed is determined by the Board of Directors each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Company may decide to retain such capital gains for investment.
The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions on behalf of its stockholders, for those who have elected to participate in the plan. As a result of adopting such a plan, if the Board of Directors authorizes, and the Company declares a cash dividend or distribution, the stockholders who have elected to participate in the dividend reinvestment plan would have their cash dividends or distributions automatically reinvested in additional shares of the Company’s common stock, rather than receiving cash. Prior to a Qualified IPO, the Company intends to use primarily newly issued shares of its common stock to implement the plan issued at the net asset value per share most recently determined by the Board of Directors. After a Qualified IPO, the Company intends to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the net asset value per share as of the close of business on the relevant payment date for such dividend or distribution. If the market value per share is less than the net asset value per share as of the close of business on the relevant payment date, the plan administrator would purchase the common stock on behalf of participants in the open market, unless the Company instructs the plan administrator otherwise.
Functional Currency
The functional currency of the Company is the U.S. Dollar and all transactions were in U.S. Dollars.
Recent Accounting Standards Updates
On April 7, 2015, the Financial Accounting Standards Board issued ASU 2015-3, Interest—Imputation of Interest (Subtopic 835-30) Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-3”). ASU 2015-3 requires debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts and premiums. This guidance was effective for the Company on January 1, 2016 and the ASU requires the guidance to be applied on a retrospective basis. The Company adopted this guidance on January 1, 2016 and reclassified $2,356 of debt issuance costs from deferred financing costs to 2015-1 Notes payable in the accompanying Consolidated Statement of Assets and Liabilities as of December 31, 2015.
In May 2015, the Financial Accounting Standards Board issued ASU 2015-7, Fair Value Measurement (Topic 820)—Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-7”). ASU 2015-7 provides amended guidance on the disclosures for investments in certain entities that calculate net asset value per share (or its equivalent). The amendments remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to investments for which the entity has elected to measure the fair value using that practical expedient. The guidance is effective for the Company on January 1, 2016. The Company adopted the new accounting guidance on January 1, 2016 and presented the fair value disclosures accordingly.
In August 2015, the Financial Accounting Standards Board issued ASU 2015-15, Interest—Imputation of Interest (Sub-topic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements (“ASU 2015-15”). ASU 2015-03 does not address presentation or subsequent measurement of debt issuance costs related to line-of-credit arrangements. In accordance with ASU 2015-15, an entity may defer and present debt issuance costs as an asset and subsequently amortize the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. This guidance was effective for the Company on January 1, 2016. The Company adopted the new accounting guidance and it did not have a material impact on the Company’s consolidated financial statements.
3. FAIR VALUE MEASUREMENTS
The Company applies fair value accounting in accordance with the terms of Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Company values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Company may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Company determines whether the quote obtained is sufficient according to US GAAP to determine the fair value of the security. The Company may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser or the Company’s Board of Directors, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The process generally used to determine the applicable value is as follows: (i) the value of each portfolio company or investment is initially reviewed by the investment professionals responsible for such portfolio company or investment and, for non-traded investments, a standardized template designed to approximate fair market value based on observable market inputs, updated credit statistics and unobservable inputs is used to determine a preliminary value, which is also reviewed alongside consensus pricing, where available; (ii) preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of senior management; (iii) the Board of Directors engages a third-party valuation firm to provide positive assurance on portions of the Middle Market Senior Loans and equity investments portfolio each quarter (such that each non-traded investment other than Credit Fund is reviewed by a third-party valuation firm at least once on a rolling twelve month basis) including a review of management’s preliminary valuation and conclusion on fair value; (iv) the Audit Committee of the Board of Directors (the “Audit Committee”) reviews the assessments of the Investment Adviser and the third-party valuation firm and provides the Board of Directors with any recommendations with respect to changes to the fair value of each investment in the portfolio; and (v) the Board of Directors discusses the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Investment Adviser and, where applicable, the third-party valuation firm.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	call features, put features and other relevant terms of debt;

•	the portfolio company’s leverage and ability to make payments;

•	the portfolio company’s public or private credit rating;

•	the portfolio company’s actual and expected earnings and discounted cash flow;

•	prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;

•	the markets in which the portfolio company does business and recent economic and/or market events; and

•	comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificates received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the consolidated financial statements as of December 31, 2016, 2015 and 2014.
US GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:

•
Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

•
Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

•
Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are in this category generally include investments in privately-held entities, CLOs, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Investment Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the year in which the transfers occur. For the years ended December 31, 2016 and 2015, there were no transfers between levels.
The following tables summarize the Company’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of December 31, 2016 and 2015:

	December 31, 2016
	Level 1	Level 2	Level 3	Total
Assets
First Lien Debt	$—	$—	$1,139,548	$1,139,548
Second Lien Debt	—	—	171,864	171,864
Structured Finance Obligations	—	—	5,216	5,216
Equity Investments	—	—	6,474	6,474
Investment Fund
Mezzanine Loan	—	—	62,384	62,384
Subtotal	$—	$—	$1,385,486	$1,385,486
Investments measured at net asset value (1)				$37,273
Total				$1,422,759
	December 31, 2015
	Level 1	Level 2	Level 3	Total
Assets
First Lien Debt	$—	$9,575	$785,459	$795,034
Second Lien Debt	—	—	210,396	210,396
Structured Finance Obligations	—	—	44,812	44,812
Equity Investments	—	—	2,424	2,424
Total	$—	$9,575	$1,043,091	$1,052,666

(1)
Amount represents the Company’s subordinated loan and member’s interest investments in Credit Fund. The fair value of these investments has been estimated using the net asset value of the Company’s ownership interests in Credit Fund.

The changes in the Company’s investments at fair value for which the Company has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	Financial Assets For the year ended December 31, 2016
	First Lien Debt	Second Lien Debt	Structured Finance Obligations	Equity Investments	Investment Fund - Mezzanine Loan	Total
Balance, beginning of year	$785,459	$210,396	$44,812	$2,424	$—	$1,043,091
Purchases	594,633	38,380	—	2,857	84,784	720,654
Sales	(77,434)	(25,398)	(33,327)	—	—	(136,159)
Paydowns	(167,699)	(57,855)	(7,041)	—	(22,400)	(254,995)
Accretion of discount	4,757	850	(31)	—	—	5,576
Net realized gains (losses)	(40)	275	(10,302)	—	—	(10,067)
Net change in unrealized appreciation (depreciation)	(128)	5,216	11,105	1,193	—	17,386
Balance, end of year	$1,139,548	$171,864	$5,216	$6,474	$62,384	$1,385,486
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held as of December 31, 2016 included in net change in unrealized appreciation (depreciation) on investments non-controlled/non-affiliated on the Consolidated Statements of Operations	$(1,000)	$3,331	$1,372	$1,193	—	$4,896

	Financial Assets For the year ended December 31, 2015
	First Lien Debt	Second Lien Debt	Structured Finance Obligations	Equity Investments	Total
Balance, beginning of year	$505,212	$107,874	$76,001	$—	$689,087
Purchases	472,342	113,195	10,059	2,215	597,811
Sales	(17,454)	—	(19,930)	—	(37,384)
Paydowns	(174,427)	(8,025)	(10,155)	—	(192,607)
Accretion of discount	2,677	277	20	—	2,974
Net realized gains (losses)	208	—	956	—	1,164
Net change in unrealized appreciation (depreciation)	(3,099)	(2,925)	(12,139)	209	(17,954)
Balance, end of year	$785,459	$210,396	$44,812	$2,424	$1,043,091
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held as of December 31, 2015 included in net change in unrealized appreciation (depreciation) on investments non-controlled/non-affiliated on the Consolidated Statements of Operations	$(4,423)	$(2,838)	$(12,219)	$209	$(19,271)
The Company generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Company carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.
Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using an average of two market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
Investments in structured finance obligations are generally valued using a discounted cash flow and/or consensus pricing.
Investments in equities are generally valued using a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.
Investments in the subordinated loan and member’s interest of the investment fund are valued using the net asset value of the Company’s ownership interest in the investment fund and investments in the mezzanine loan of the investment fund are valued using discounted cash flow analysis with expected repayment rate of principal and interest.
The following tables summarize the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of December 31, 2016 and 2015:

	Fair Value as of December 31, 2016	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Investments in First Lien Debt	$986,695	Discounted Cash Flow	Discount Rate	4.50%	16.33%	7.94%
	152,853	Consensus Pricing	Indicative Quotes	40.75	106.36	97.29
Total First Lien Debt	1,139,548
Investments in Second Lien Debt	153,657	Discounted Cash Flow	Discount Rate	7.93%	11.05%	9.75%
	16,525	Consensus Pricing	Indicative Quotes	83.17	100.88	94.48
	1,682	Income Approach	Discount Rate	15.32%	15.32%	15.32%
		Market Approach	Comparable Multiple	8.01x	8.68x	8.34x
Total Second Lien Debt	171,864
Investments in Structured Finance Obligations	2,761	Discounted Cash Flow	Discount Rate	22.00%	22.00%	22.00%
			Default Rate	1.13	1.13	1.13
			Prepayment Rate	35.00	35.00	35.00
			Recovery Rate	65.00	65.00	65.00
	2,455	Consensus Pricing	Indicative Quotes	0.10	48.79	48.50
Total Structured Finance Obligations	5,216
Investments in Equity	6,474	Income Approach	Discount Rate	8.68%	10.40%	9.41%
		Market Approach	Comparable Multiple	7.22x	13.71x	11.00x
Total Equity Investments	6,474
Investments in Investment Fund – Mezzanine Loan	62,384	Income Approach	Repayment Rate	100.00%	100.00%	100.00%
Total Investment Fund – Mezzanine Loan	62,384
Total Level 3 Investments	$1,385,486

	Fair Value as of December 31, 2015	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Investments in First Lien Debt	$618,172	Discounted Cash Flow	Discount Rate	5.57%	13.37%	8.19%
	167,287	Consensus Pricing	Indicative Quotes	96.50	99.38	97.97
Total First Lien Debt	785,459
Investments in Second Lien Debt	161,907	Discounted Cash Flow	Discount Rate	9.37%	15.44%	10.56%
	48,489	Consensus Pricing	Indicative Quotes	93.25	101.25	96.86
Total Second Lien Debt	210,396
Investments in Structured Finance Obligations	43,016	Discounted Cash Flow	Discount Rate	13.00%	17.50%	14.05%
			Default Rate	0.19	1.56	1.09
			Prepayment Rate	18.16	40.00	22.09
			Recovery Rate	69.27	75.00	74.36
	1,796	Consensus Pricing	Indicative Quotes	0.18	63.00	59.69
Total Structured Finance Obligations	44,812
Investments in Equity	2,424	Income Approach	Discount Rate	10.19%	10.90%	10.42%
		Market Approach	Comparable Multiple	9.94x	11.09x	10.71x
Total Equity Investments	2,424
Total Level 3 Investments	$1,043,091
The significant unobservable inputs used in the fair value measurement of the Company’s investments in first and second lien debt securities are discount rates and indicative quotes. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes in isolation may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Company’s investments in structured finance obligations are discount rates, default rates, prepayment rates, recovery rates and indicative quotes. Significant increases in discount rates, default rates or prepayment rates in isolation would result in a significantly lower fair value measurement, while a significant increase in recovery rates in isolation would result in a significantly higher fair value. Significant decreases in indicative quotes in isolation may result in a significantly lower fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s investments in equities are discount rates and comparable EBITDA multiples. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples would result in a significantly lower fair value measurement.
Financial instruments disclosed but not carried at fair value
The following table presents the carrying value and fair value of the Company’s secured borrowings disclosed but not carried at fair value as of December 31, 2016 and 2015:

	December 31, 2016		December 31, 2015
	Carrying Value	Fair Value	Carrying Value	Fair Value
Secured borrowings	$421,885	$421,885	$234,313	$234,313
Total	$421,885	$421,885	$234,313	$234,313
The carrying values of the secured borrowings approximate their respective fair values and are categorized as Level 3 within the hierarchy. Secured borrowings are valued generally using discounted cash flow analysis. The significant unobservable inputs used in the fair value measurement of the Company’s secured borrowings are discount rates. Significant increases in discount rates would result in a significantly lower fair value measurement.
The following table represents the carrying values (before debt issuance costs) and fair values of the Company’s 2015-1 Notes disclosed but not carried at fair value as of December 31, 2016 and 2015:

	December 31, 2016		December 31, 2015
	Carrying Value	Fair Value	Carrying Value	Fair Value
Aaa/AAA Class A-1A Notes	$160,000	$160,072	$160,000	$157,200
Aaa/AAA Class A-1B Notes	40,000	39,960	40,000	39,700
Aaa/AAA Class A-1C Notes	27,000	26,951	27,000	26,823
Aa2 Class A-2 Notes	46,000	45,784	46,000	45,122
Total	$273,000	$272,767	$273,000	$268,845
The fair value determination of the Company’s 2015-1 Notes was based on the market quotation(s) received from broker/dealer(s). These fair value measurements were based on significant inputs not observable and thus represent Level 3 measurements as defined in the accounting guidance for fair value measurement.
The carrying value of other financial assets and liabilities approximates their fair value based on the short term nature of these items.
4. RELATED PARTY TRANSACTIONS
Investment Advisory Agreement
On April 3, 2013, the Company’s Board of Directors, including a majority of the directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Directors”), approved an investment advisory agreement (the “Investment Advisory Agreement”) between the Company and the Investment Adviser in accordance with, and on the basis of an evaluation satisfactory to such directors as required by, Section 15(c) of the Investment Company Act. The initial term of the Investment Advisory Agreement is two years from April 3, 2013 and, unless terminated earlier, the Investment Advisory Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board of Directors and by the vote of a majority of the Independent Directors. On March 20, 2017, the Company’s Board of Directors, including a majority of the Independent Directors, approved the continuance of the Investment Advisory Agreement for a one year period. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Subject to the overall supervision of the Board of Directors, the Investment Adviser provides investment advisory services to the Company. For providing these services, the Investment Adviser receives fees from the Company consisting of two components—a base management fee and an incentive fee.
Prior to a Qualified IPO, the base management fee is calculated and payable quarterly in arrears at an annual rate of 1.50% of the average daily gross assets of the Company for the period adjusted for share issuances or repurchases, excluding any cash and cash equivalents and including assets acquired through the incurrence of debt from use of the SPV Credit Facility, Credit Facility and 2015-1 Notes (see Note 6, Borrowings, and Note 7, 2015-1 Notes). For purposes of this calculation, cash and cash equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment. Base management fees for any partial quarter are prorated. The Investment Adviser waived its right to receive one-third (0.50%) of the base management fee prior to a Qualified IPO. The fee waiver will terminate if and when a Qualified IPO has been consummated. Any waived base management fees are not subject to recoupment by the Investment Adviser.
The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears based on capital gains as of the end of each calendar year.
Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the operating expenses accrued for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include, in the case of investments with a deferred interest feature (such as OID, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
Prior to any Qualified IPO of the Company’s common stock, pre-incentive fee net investment income, expressed as a rate of return on the average daily Hurdle Calculation Value (as defined below) throughout the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.50% per quarter (6% annualized). “Hurdle Calculation Value” means, on any given day, the sum of (x) the value of net assets as of the end of the calendar quarter immediately preceding such day plus (y) the aggregate amount of capital drawn from investors (or reinvested in the Company pursuant to a dividend reinvestment plan) from the beginning of the current quarter to such day minus (z) the aggregate amount of distributions (including share repurchases) made by the Company from the beginning of the current quarter to such day but only to the extent such distributions were not declared and accounted for on the books and records in a previous quarter.
The Company pays its Investment Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle of 1.50%;

•
100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 1.875% in any calendar quarter (7.50% annualized). The Company refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 1.875%) as the “catch-up.” The “catch-up” is meant to provide the Investment Adviser with approximately 20% of the Company’s pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 1.875% in any calendar quarter; and

•
20% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.50% annualized) will be payable to the Investment Adviser. This reflects that once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to the Investment Adviser.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of realized capital gains, if any, on a cumulative basis from inception through the date of determination, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined at the end of the first calendar year of operations may be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation.
The Company will defer payment of any incentive fee otherwise earned by the Investment Adviser if, during the most recent four full calendar quarter periods (or, if less, the number of full calendar quarters completed since the initial drawdown of capital from the stockholders, “Initial Drawdown”) ending on or prior to the date such payment is to be made, the sum of (a) the aggregate distributions to stockholders and (b) the change in net assets (defined as gross assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 6.0% of net assets (defined as gross assets less indebtedness) at the beginning of such period, provided, that such percentage will be appropriately prorated during the four full calendar quarters immediately following the Initial Drawdown. These calculations are adjusted for any share issuances or repurchases. Any deferred incentive fees are carried over for payment in subsequent calculation periods. The Investment Adviser may earn an incentive fee under the Investment Advisory Agreement on the Company’s repurchase of debt issued by the Company at a gain.

For the years ended December 31, 2016, 2015 and 2014, base management fees were $12,359, $8,907 and $4,373, respectively (net of waiver of $6,180, $4,454 and $2,186, respectively), incentive fees related to pre-incentive fee net investment income were $14,905, $8,881 and $3,578, respectively, and there were no incentive fees related to realized capital gains. For the years ended December 31, 2016, 2015 and 2014, there were no accrued capital gains incentive fees based upon the cumulative net realized and unrealized appreciation (depreciation) as of December 31, 2016, 2015 and 2014, respectively. The accrual for any capital gains incentive fee under US GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual.
As of December 31, 2016 and 2015, $8,157 and $5,277, respectively, was included in base management and incentive fees payable in the accompanying Consolidated Statements of Assets and Liabilities.
On April 3, 2013, the Investment Adviser entered into a personnel agreement with The Carlyle Group Employee Co., L.L.C. (“Carlyle Employee Co.”), an affiliate of the Investment Adviser, pursuant to which Carlyle Employee Co. provides the Investment Adviser with access to investment professionals.
Administration Agreement
On April 3, 2013, the Company’s Board of Directors approved an administration agreement (the “Administration Agreement”) between the Company and the Administrator. Pursuant to the Administration Agreement, the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and the Company’s allocable portion of overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the compensation paid to or compensatory distributions received by the Company’s officers (including the Chief Compliance Officer and Chief Financial Officer) and respective staff who provide services to the Company, operations staff who provide services to the Company, and any internal audit staff, to the extent internal audit performs a role in the Company’s Sarbanes-Oxley Act internal control assessment. Reimbursement under the Administration Agreement occurs quarterly in arrears.
The initial term of the Administration Agreement is two years from April 3, 2013 and, unless terminated earlier, the Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Directors or by a majority vote of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. On March 20, 2017, the Company’s Board of Directors, including a majority of the Independent Directors, approved the continuance of the Administration Agreement for a one year period. The Administration Agreement may not be assigned by a party without the consent of the other party and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.
For the years ended December 31, 2016, 2015 and 2014, the Company incurred $703, $595 and $626, respectively, in fees under the Administrative Agreement, which were included in administrative service fees in the accompanying Consolidated Statements of Operations. As of December 31, 2016 and 2015, $137 and $97, respectively, was unpaid and included in administrative service fees payable in the accompanying Consolidated Statements of Assets and Liabilities.
Sub-Administration Agreements
On April 3, 2013, the Administrator entered into sub-administration agreements with Carlyle Employee Co. and CELF Advisors LLP (“CELF”) (the “Carlyle Sub-Administration Agreements”). Pursuant to the Carlyle Sub-Administration Agreements, Carlyle Employee Co. and CELF provide the Administrator with access to personnel.
On April 3, 2013, the Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street” and, such agreement, the “State Street Sub-Administration Agreement” and, together with the Carlyle Sub-Administration Agreements, the “Sub-Administration Agreements”). On March 11, 2015, the Company’s Board of Directors, including a majority of the Independent Directors, approved an amendment to the State Street Sub-Administration Agreement. The initial term of the State Street Sub-Administration Agreement ends on April 1, 2017 and, unless terminated earlier, the State Street Sub-Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Directors or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. The State Street Sub-Administration Agreement may be terminated upon at least 60 days’ written notice and without penalty by the vote of a majority of the outstanding securities of the Company, or by the vote of the Board of Directors or by either party to the State Street Sub-Administration Agreement.
For the years ended December 31, 2016, 2015 and 2014, fees incurred in connection with the State Street Sub-Administration Agreement, which amounted to $602, $486 and $222, respectively, were included in other general and administrative in the accompanying Consolidated Statements of Operations. As of December 31, 2016 and 2015, $159 and $138, respectively, was unpaid and included in other accrued expenses and liabilities in the accompanying Consolidated Statements of Assets and Liabilities.
Placement Fees
On April 3, 2013, the Company entered into a placement fee arrangement with TCG Securities, L.L.C. (“TCG”), a licensed broker-dealer and an affiliate of the Investment Adviser, which may require stockholders to pay a placement fee to TCG for TCG’s services.
For the years ended December 31, 2016, 2015 and 2014, TCG earned placement fees of $12, $6 and $1, respectively, from the Company’s stockholders in connection with the issuance or sale of the Company’s common stock.
Board of Directors
The Company’s Board of Directors currently consists of five members, three of whom are Independent Directors. On April 3, 2013, the Board of Directors also established an Audit Committee consisting of its Independent Directors, and may establish additional committees in the future. For the years ended December 31, 2016, 2015 and 2014, the Company incurred $553, $419 and $395, respectively, in fees and expenses associated with its Independent Directors and Audit Committee. As of December 31, 2016 and 2015, $0 was unpaid and included in other accrued expenses and liabilities in the accompanying Consolidated Statements of Assets and Liabilities. As of December 31, 2016 and 2015, current directors had committed $765 in capital commitments to the Company.
Transactions
On May 13, 2016 and October 14, 2016, the Company sold investments to a wholly owned subsidiary of Credit Fund for proceeds of $20,038 and $19,800, respectively. The Company had no realized gain or loss on these trades. See Note 5, Middle Market Credit Fund, LLC, for further information about Credit Fund.
5. MIDDLE MARKET CREDIT FUND, LLC
Overview
On February 29, 2016, the Company and Credit Partners entered into the Limited Liability Company Agreement to co-manage Credit Fund, an unconsolidated Delaware limited liability company. Credit Fund primarily invests in first lien loans of middle market companies. Credit Fund is managed by a six-member board of managers, on which the Company and Credit Partners each have equal representation. The Company and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400,000 each. Funding of such commitments generally requires the approval of the board of Credit Fund, including the board members appointed by the Company.
Together with Credit Partners, the Company co-invests through Credit Fund. Portfolio and investment decisions with respect to Credit Fund must be unanimously approved by a quorum of Credit Fund’s investment committee consisting of an equal number of representatives of the Company and Credit Partners. Therefore, although the Company owns more than 25% of the voting securities of Credit Fund, the Company does not believe that it has control over Credit Fund (other than for purposes of the Investment Company Act). Middle Market Credit Fund SPV, LLC (the “Credit Fund Sub”), a Delaware limited liability company, was formed on April 5, 2016. Credit Fund Sub primarily invests in first lien loans of middle market companies. Credit Fund Sub is a wholly owned subsidiary of Credit Fund and is consolidated in Credit Fund’s consolidated financial statements commencing from the date of its formation.
Selected Financial Data
Since inception of Credit Fund and through December 31, 2016, the Company and Credit Partners each made capital contributions of $1 in members’ equity and $35,000 in subordinated loans to Credit Fund. Additionally, Credit Fund had net borrowings of $62,384 in mezzanine loans under a revolving credit facility with the Company (the “Credit Fund Facility”). As of December 31, 2016, Credit Fund had subordinated loans and members’ capital of $74,547 and mezzanine loans of $62,384. The Company’s ownership interest in such subordinated loans and members’ capital was $37,273 and in such mezzanine loans was $62,384.
As of December 31, 2016, Credit Fund held cash and cash equivalents totaling $6,103.
As of December 31, 2016, Credit Fund had total investments at fair value of $437,829, which was comprised of first lien senior secured loans and second lien senior secured loans to 28 portfolio companies. As of December 31, 2016, no loans in Credit Fund’s portfolio were on non-accrual status or contained PIK provisions. All investments in the portfolio were floating rate debt instruments with interest rate floors. The portfolio companies in Credit Fund are U.S. middle market companies in industries similar to those in which the Company may invest directly. Additionally, as of December 31, 2016, Credit Fund had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $30,361.
Below is a summary of Credit Fund’s portfolio, followed by a listing of the loans in Credit Fund’s portfolio as of December 31, 2016:

As of December 31, 2016
Senior secured loans (1)	$439,086
Weighted average yields of senior secured loans based on amortized cost (2)	6.47%
Weighted average yields of senior secured loans based on fair value (2)	6.41%
Number of portfolio companies in Credit Fund	28

(1)	At par/principal amount.

(2)
Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of December 31, 2016. Weighted average yield on debt and income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at fair value included in such securities. Weighted average yield on debt and income producing securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at amortized cost included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

Consolidated Schedule of Investments as of December 31, 2016
Investments (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
First Lien Debt (99.31% of fair value)
AM Conservation Holding Corporation (2)(3)(4)	Energy: Electricity	L + 4.75% (1.00% Floor)	10/31/2022	$30,000	$29,721	$29,925
Datapipe, Inc. (2)(3)(4)(11)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,750	9,654	9,764
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.) (2)(3)(4)(11)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2023	19,850	19,580	19,723
Diversitech Corporation (2)(4)(10)(11)	Capital Equipment	P + 3.50%	11/19/2021	14,803	14,617	14,803
DTI Holdco, Inc. (2)(3)(4)(7)	High Tech Industries	L + 5.25% (1.00% Floor)	9/30/2023	19,950	19,751	19,651
DYK Prime Acquisition LLC (2)(3)(4)	Chemicals, Plastics & Rubber	L + 4.75% (1.00% Floor)	4/1/2022	5,775	5,735	5,775
EAG, Inc. (2)(3)(4)(11)	Services: Business	L + 4.25% (1.00% Floor)	7/28/2018	8,713	8,686	8,720
EIP Merger Sub, LLC (Evolve IP) (2)(3)(4)(8)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	22,971	22,323	22,509
EIP Merger Sub, LLC (Evolve IP) (2)(3)(4)(9)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	1,500	1,455	1,468
Empower Payments Acquisitions, Inc. (2)(3)(7)	Media: Advertising, Printing & Publishing	L + 5.50% (1.00% Floor)	11/30/2023	17,500	17,154	17,279
Generation Brands Holdings, Inc. (2)(3)(4)	Durable Consumer Goods	L + 5.00% (1.00% Floor)	6/10/2022	19,900	19,712	20,099
Jensen Hughes, Inc. (2)(3)(4)(10)	Utilities: Electric	L + 5.00% (1.00% Floor)	12/4/2021	20,409	20,188	20,327
Kestra Financial, Inc. (2)(3)(4)	Banking, Finance, Insurance & Real Estate	L + 5.25% (1.00% Floor)	6/24/2022	19,900	19,632	19,814
MSHC, Inc. (2)(3)(4)(10)	Construction & Building	L + 5.00% (1.00% Floor)	7/19/2021	13,177	13,062	13,003
PAI Holdco, Inc. (Parts Authority) (2)(3)(4)	Automotive	L + 4.75% (1.00% Floor)	12/30/2022	9,950	9,886	9,950
Pasternack Enterprises, Inc. (Infinite RF) (2)(3)(4)	Capital Equipment	L + 5.00% (1.00% Floor)	5/27/2022	11,941	11,844	11,941
Q Holding Company (2)(3)(4)	Automotive	L + 5.00% (1.00% Floor)	12/18/2021	13,964	13,828	13,941
QW Holding Corporation (Quala)(2)(3)(4)(7)(10)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	8,975	8,413	9,030
Restaurant Technologies, Inc. (2)(3)(4)	Retail	L + 4.75% (1.00% Floor)	11/23/2022	23,514	23,117	23,443
RelaDyne Inc. (2)(3)(4)(10)	Wholesale	L + 5.25% (1.00% Floor)	7/22/2022	14,000	13,871	13,969
Systems Maintenance Services Holding, Inc. (2)(3)(4)	High Tech Industries	L + 5.00% (1.00% Floor)	10/30/2023	12,000	11,885	12,001
T2 Systems Canada, Inc. (2)(3)(4)(11)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	2,700	2,635	2,727
T2 Systems, Inc. (2)(3)(4)(10)(11)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	15,300	14,888	15,473
The Original Cakerie, Ltd. (Canada) (2)(3)(4)(10)	Beverage, Food & Tobacco	L + 5.00% (1.00% Floor)	7/20/2021	7,009	6,946	7,009
The Original Cakerie, Co. (Canada) (2)(3)(4)	Beverage, Food & Tobacco	L + 5.50% (1.00% Floor)	7/20/2021	3,621	3,591	3,621
U.S. Acute Care Solutions, LLC (2)(3)(4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	5/15/2021	26,400	26,154	26,336
U.S. Anesthesia Partners, Inc. (2)(3)(4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	12/31/2019	10,374	10,275	10,362
Vantage Specialty Chemicals, Inc. (2)(3)(4)(11)	Chemicals, Plastics & Rubber	L + 4.50% (1.00% Floor)	2/5/2021	17,910	17,786	17,903

Consolidated Schedule of Investments as of December 31, 2016
Investments (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
WIRB – Copernicus Group, Inc. (2)(3)(4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	8/12/2022	$7,980	$7,916	$8,050
Zest Holdings, LLC (2)(3)(4)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	8,700	8,658	8,749
Zywave, Inc. (2)(3)(4)(7)(10)	High Tech Industries	L + 5.00% (1.00% Floor)	11/17/2022	17,500	17,315	17,434
First Lien Debt Total					$430,278	$434,799
Second Lien Debt (0.69% of fair value)
Vantage Specialty Chemicals, Inc. (2)(3)(4)(11)	Chemicals, Plastics & Rubber	L + 8.75% (1.00% Floor)	2/5/2022	$2,000	$1,960	$1,987
Zywave, Inc. (2)(3)(4)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	1,050	1,034	1,043
Second Lien Debt Total					$2,994	$3,030
Total Investments					$433,272	$437,829

(1)
Unless otherwise indicated, issuers of investments held by Credit Fund are domiciled in the United States. As of December 31, 2016, the geographical composition of investments as a percentage of fair value was 2.43% in Canada and 97.57% in the United States.

(2)
Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate (“P”)), which generally resets quarterly. For each such loan, Credit Fund has provided the interest rate in effect as of December 31, 2016. As of December 31, 2016, all of Credit Fund’s LIBOR loans were indexed to the 90-day LIBOR rate at 1.00%, except for those loans as indicated in Note 11 below, and the U.S. Prime Rate loan was indexed at 3.75%.

(3)	Loan includes interest rate floor feature.

(4)
Denotes that all or a portion of the assets are owned by Credit Fund Sub. Credit Fund Sub has entered into a revolving credit facility (the “Credit Fund Sub Facility”). The lenders of the Credit Fund Sub Facility have a first lien security interest in substantially all of the assets of Credit Fund Sub. Accordingly, such assets are not available to creditors of Credit Fund.

(5)
Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method.

(6)
Fair value is determined in good faith by or under the direction of the board of managers of Credit Fund, pursuant to Credit Fund’s valuation policy, which is substantially similar to the valuation policy of the Company provided in Note 3, Fair Value Measurements.

(7)
Denotes that all or a portion of the assets are owned by Credit Fund. Credit Fund has entered into the Credit Fund Facility. The lenders of the Credit Fund Facility have a first lien security interest in substantially all of the assets of Credit Fund. Accordingly, such assets are not available to creditors of Credit Fund Sub.

(8)
Credit Fund receives less than the stated interest rate of this loan as a result of an agreement among lenders. The interest rate reduction is 1.25% on EIP Merger Sub, LLC (Evolve IP). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.

(9)
In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: EIP Merger Sub, LLC (Evolve IP) (3.84%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

(10)	As of December 31, 2016, Credit Fund had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

First Lien Debt – unfunded delayed draw and revolving term loans commitments	Type	Unused Fee	Par/ Principal Amount	Fair Value
Diversitech Corporation	Delayed Draw	1.00%	$5,000	$—
Jensen Hughes, Inc.	Revolver	0.50%	2,000	(7)
Jensen Hughes, Inc.	Delayed Draw	0.50%	1,461	(5)
MSHC, Inc.	Delayed Draw	1.50%	1,790	(21)
QW Holding Corporation (Quala)	Revolver	1.00%	5,086	14
QW Holding Corporation (Quala)	Delayed Draw	1.00%	5,918	17
RelaDyne Inc.	Revolver	0.50%	2,162	(6)
RelaDyne Inc.	Delayed Draw	0.50%	1,824	(5)
T2 Systems, Inc.	Revolver	1.00%	1,955	20
The Original Cakerie, Ltd. (Canada)	Revolver	0.50%	1,665	—
Zywave, Inc.	Revolver	0.50%	1,500	(5)
Total unfunded commitments			$30,361	$2

(11)	As of December 31, 2016, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.77%.
Below is certain summarized consolidated financial information for Credit Fund as of December 31, 2016. Credit Fund commenced operations in May 2016.

December 31, 2016
Selected Consolidated Balance Sheet Information
ASSETS
Investments, at fair value (amortized cost of $433,272)	$437,829
Cash and other assets	11,326

Total assets	$449,155

LIABILITIES AND MEMBERS’ EQUITY
Secured borrowings	$248,540
Mezzanine loans	62,384
Other liabilities	63,684
Subordinated loans and members’ equity	74,547

Liabilities and members’ equity	$449,155

Selected Consolidated Statement of Operations Information:
Total investment income	$9,973

Expenses
Interest and credit facility expenses	5,410
Other expenses	1,266

Total expenses	6,676

Net investment income (loss)	3,297

Net realized gain (loss) on investments	41
Net change in unrealized appreciation (depreciation) on investments	4,557

Net increase (decrease) resulting from operations	$7,895

Debt
Credit Fund Facility
On June 24, 2016, Credit Fund entered into the Credit Fund Facility with the Company pursuant to which Credit Fund may from time to time request mezzanine loans from the Company. The maximum principal amount of the Credit Fund Facility is $100,000. The maturity date of the Credit Fund Facility is June 24, 2017. Amounts borrowed under the Credit Fund Facility bear interest at a rate of LIBOR plus 9.50%.
During the year ended December 31, 2016, there were mezzanine loan borrowings of $84,784 and repayments of $22,400 under the Credit Fund Facility. As of December 31, 2016, there were $62,384 in mezzanine loans outstanding.
As of December 31, 2016, Credit Fund was in compliance with all covenants and other requirements of the Credit Fund Facility.
Credit Fund Sub Facility
On June 24, 2016, Credit Fund Sub closed on the Credit Fund Sub Facility with lenders. The Credit Fund Sub Facility provides for secured borrowings during the applicable revolving period up to an amount equal to $450,000, with an accordion feature that can, subject to certain conditions, increase the aggregate maximum credit commitment up to an amount not to exceed $1,400,000. The facility is secured by a first lien security interest in substantially all of the portfolio investments held by Credit Fund Sub and the Company’s and Credit Partners’ unfunded capital commitments. The maturity date of the Credit Fund Sub Facility is June 24, 2022. Amounts borrowed under the Credit Fund Sub Facility bear interest at a rate of LIBOR plus 2.50%.
During the year ended December 31, 2016, there were secured borrowings of $248,540 under the Credit Fund Sub Facility. As of December 31, 2016, there was $248,540 in secured borrowings outstanding.

As of December 31, 2016, Credit Fund Sub was in compliance with all covenants and other requirements of the Credit Fund Sub Facility.
6. BORROWINGS
In accordance with the Investment Company Act, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of December 31, 2016 and 2015, asset coverage was 209.97% and 212.70%, respectively. During the years ended December 31, 2016, 2015 and 2014, there were secured borrowings of $566,351, $402,200 and $420,023, respectively, under the SPV Credit Facility and Credit Facility and repayments of $378,779, $476,328 and $178,404, respectively, under the SPV Credit Facility and Credit Facility. As of December 31, 2016 and 2015, there were $421,885 and $234,313, respectively, in secured borrowings outstanding.
SPV Credit Facility
The SPV closed on May 24, 2013 on the SPV Credit Facility, which was subsequently amended on June 30, 2014, June 19, 2015 and June 9, 2016. The SPV Credit Facility provides for secured borrowings during the applicable revolving period up to an amount equal to the lesser of $400,000 (the borrowing base as calculated pursuant to the terms of the SPV Credit Facility) and the amount of net cash proceeds and unpledged capital commitments the Company has received, with an accordion feature that can, subject to certain conditions, increase the aggregate maximum credit commitment up to an amount not to exceed $750,000, subject to restrictions imposed on borrowings under the Investment Company Act and certain restrictions and conditions set forth in the SPV Credit Facility, including adequate collateral to support such borrowings. The SPV Credit Facility has a revolving period through May 23, 2019 and a maturity date of May 24, 2021. Borrowings under the SPV Credit Facility bear interest initially at the applicable commercial paper rate (if the lender is a conduit lender) or LIBOR (or, if applicable, a rate based on the prime rate or federal funds rate) plus 2.00% per year through May 23, 2018, with a pre-determined future interest rate increase of 0.50% during the final year of the revolving period and pre-determined future interest rate increases of 0.875%-1.75% over the two years following the end of the revolving period. The SPV is also required to pay an undrawn commitment fee of between 0.25% and 0.75% per year depending on the usage of the SPV Credit Facility. Payments under the SPV Credit Facility are made quarterly. The lenders have a first lien security interest on substantially all of the assets of the SPV.
As part of the SPV Credit Facility, the SPV is subject to limitations as to how borrowed funds may be used and the types of loans that are eligible to be acquired by the SPV including, but not limited to, restrictions on sector and geographic concentrations, loan size, payment frequency, tenor and minimum investment ratings (or estimated ratings). In addition, borrowed funds are intended to be used primarily to purchase first lien loan assets, and the SPV is limited in its ability to purchase certain other assets (including, but not limited to, second lien loans, covenant-lite loans, revolving and delayed draw loans and discount loans) and other assets are not permitted to be purchased (including, but not limited to paid-in-kind loans and structured finance obligations). The SPV Credit Facility has certain requirements relating to interest coverage, collateral quality and portfolio performance, including limitations on delinquencies and charge offs, certain violations of which could result in the immediate acceleration of the amounts due under the SPV Credit Facility. The SPV Credit Facility is also subject to a borrowing base that applies different advance rates to assets held by the SPV based generally on the fair market value of such assets. Under certain circumstances as set forth in the SPV Credit Facility, the Company could be obliged to repurchase loans from the SPV.
As of December 31, 2016 and 2015, the SPV was in compliance with all covenants and other requirements of the SPV Credit Facility.
Credit Facility
The Company closed on March 21, 2014 on the Credit Facility, which was subsequently amended on January 8, 2015 and May 25, 2016 (the “Second Facility Amendment”). The maximum principal amount of the Credit Facility is $220,000, subject to availability under the Credit Facility, which is based on certain advance rates multiplied by the value of the Company’s portfolio investments (subject to certain concentration limitations) net of certain other indebtedness that the Company may incur in accordance with the terms of the Credit Facility. Proceeds of the Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. Maximum capacity under the Credit Facility may be increased to $225,000 through the exercise by the Company of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Credit Facility includes a $20,000 limit for swingline loans and a $5,000 limit for letters of credit. The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Credit Facility, including amounts drawn in respect of letters of credit, bear interest at either LIBOR plus an applicable spread of 2.25%, or an “alternative base rate” (which is the highest of a prime rate, the federal funds effective rate plus 0.50%, or one month LIBOR plus 1.00%) plus an applicable spread of 1.25%. The Company may elect either the LIBOR or the “alternative base rate” at the time of drawdown, and loans may be converted from one rate to another at any time, subject to certain conditions. The Company also pays a fee of 0.375% on undrawn amounts under the Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the Credit Facility while the letter of credit is outstanding. The availability period under the Credit Facility will terminate on March 21, 2020 and the Credit Facility will mature on March 21, 2021. During the period from March 21, 2020 to March 21, 2021, the Company will be obligated to make mandatory prepayments under the Credit Facility out of the proceeds of certain asset sales, other recovery events and equity and debt issuances.
Subject to certain exceptions, the Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by the Company and the Company’s unfunded investor equity capital commitments (provided that the amount of unfunded capital commitments ultimately available to the lenders is limited to $100,000). The pledge of unfunded investor equity capital commitments was subject to release once $100,000 of incremental capital had been called and received by the Company subsequent to January 8, 2015. The pledge of unfunded investor equity capital commitments had been released as of December 31, 2016. The Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity and liquidity, certain limitations on the incurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature.
Related to the Second Credit Facility Amendment, $380 of deferred financing costs (representing the prorated financing costs related to a departing lender) were immediately expensed on May 25, 2016 in lieu of continuing to amortize over the term of the Credit Facility.
As of December 31, 2016 and 2015, the Company was in compliance with all covenants and other requirements of the Credit Facility.
Summary of Facilities
The facilities of the Company and the SPV consisted of the following as of December 31, 2016 and 2015:

	December 31, 2016
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$400,000	$252,885	$147,115	$5,988
Credit Facility	220,000	169,000	51,000	51,000
Total	$620,000	$421,885	$198,115	$56,988

	December 31, 2015
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$400,000	$170,313	$229,687	$3,155
Credit Facility	150,000	64,000	86,000	86,000
Total	$550,000	$234,313	$315,687	$89,155

(1)	The unused portion is the amount upon which commitment fees are based.

(2)	Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios.
As of December 31, 2016 and 2015, $1,667 and $966, respectively, of interest expense, $203 and $141, respectively, of unused commitment fees and $23 and $22, respectively, of other fees were included in interest and credit facility fees payable. For the years ended December 31, 2016, 2015 and 2014, the weighted average interest rate was 2.73%, 2.23% and 2.18%, respectively, and average principal debt outstanding was $307,734, $265,277 and $164,980, respectively. As of December 31, 2016, 2015 and 2014, the weighted average interest rate was 2.92%, 2.37% and 2.17%, respectively, based on floating LIBOR rates.
For the years ended December 31, 2016, 2015 and 2014, the components of interest expense and credit facility fees were as follows:

	For the years ended December 31,
	2,016	2,015	2,014
Interest expense	$8,559	$6,008	$3,648
Facility unused commitment fee	1,253	847	1,129
Amortization of deferred financing costs	1,213	945	1,820
Other fees	107	106	103
Total interest expense and credit facility fees	$11,132	$7,906	$6,700
Cash paid for interest expense	$7,828	$6,062	$2,882
7. 2015-1 Notes
On June 26, 2015, the Company completed the 2015-1 Debt Securitization. The 2015-1 Notes were issued by the 2015-1 Issuer, a wholly owned and consolidated subsidiary of the Company, and are secured by a diversified portfolio of the 2015-1 Issuer consisting primarily of first and second lien senior secured loans. The 2015-1 Debt Securitization was executed through a private placement of the 2015-1 Notes, consisting of $160 million of Aaa/AAA Class A-1A Notes which bear interest at the three-month London Interbank Offered Rate (“LIBOR”) plus 1.85%; $40 million of Aaa/AAA Class A-1B Notes which bear interest at the three-month LIBOR plus 1.75% for the first 24 months and the three-month LIBOR plus 2.05% thereafter; $27 million of Aaa/AAA Class A-1C Notes which bear interest at 3.75%; and $46 million of Aa2 Class A-2 Notes which bear interest at the three month LIBOR plus 2.70%. The 2015-1 Notes were issued at par and are scheduled to mature on July 15, 2027. The Company received 100% of the preferred interests (the “Preferred Interests”) issued by the 2015-1 Issuer on the closing date of the 2015-1 Debt Securitization in exchange for the Company’s contribution to the Issuer of the initial closing date loan portfolio. The Preferred Interests do not bear interest and had a nominal value of $125.9 million at closing. In connection with the contribution, the Company made customary representations, warranties and covenants to the 2015-1 Issuer in the purchase agreement. The Class A-1A, Class A-1B and Class A-1C and Class A-2 Notes are included in the December 31, 2016 consolidated financial statements. The Preferred Interests were eliminated in consolidation.
On the closing date of the 2015-1 Debt Securitization, the 2015-1 Issuer effected a one-time distribution to the Company of a substantial portion of the proceeds of the private placement of the 2015-1 Notes, net of expenses, which distribution was used to repay a portion of certain amounts outstanding under the SPV Credit Facility and the Credit Facility. As part of the 2015-1 Debt Securitization, certain first and second lien senior secured loans were distributed by the SPV to the Company pursuant to a distribution and contribution agreement. The Company contributed the loans that comprised the initial closing date loan portfolio (including the loans distributed to the Company from the SPV) to the 2015-1 Issuer pursuant to a contribution agreement. Future loan transfers from the Company to the 2015-1 Issuer will be made pursuant to a sale agreement and are subject to the approval of the Company’s Board of Directors. Assets of the 2015-1 Issuer are not available to the creditors of the SPV or the Company. In connection with the issuance and sale of the 2015-1 Notes, the Company made customary representations, warranties and covenants in the purchase agreement.
During the reinvestment period, pursuant to the indenture governing the 2015-1 Notes, all principal collections received on the underlying collateral may be used by the 2015-1 Issuer to purchase new collateral under the direction of Investment Adviser in its capacity as collateral manager of the 2015-1 Issuer and in accordance with the Company’s investment strategy.
The Investment Adviser serves as collateral manager to the 2015-1 Issuer under a collateral management agreement (the “Collateral Management Agreement”). Pursuant to the Collateral Management Agreement, the 2015-1 Issuer pays management fees (comprised of base management fees, subordinated management fees and incentive management fees) to the Investment Adviser for rendering collateral management services. As per the Collateral Management Agreement, for the period the Company retains all of the Preferred Interests, the Investment Adviser does not earn management fees for providing such collateral management services. The Company currently retains all of the Preferred Interests, thus the Investment Adviser did not earn any management fees from the 2015-1 Issuer for the year ended December 31, 2016. Any such waived fees may not be recaptured by the Investment Adviser.
Pursuant to an undertaking by the Company in connection with the 2015-1 Debt Securitization, the Company has agreed to hold on an ongoing basis Preferred Interests with an aggregate dollar purchase price at least equal to 5% of the aggregate outstanding amount of all collateral obligations by the 2015-1 Issuer for so long as any securities of the 2015-1 Issuer remain outstanding. As of December 31, 2016, the Company was in compliance with its undertaking.
The 2015-1 Issuer pays ongoing administrative expenses to the trustee, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with the administration of the 2015-1 Issuer.
As of December 31, 2016, there were 62 first lien and second lien senior secured loans with a total fair value of approximately $389,437 securing the 2015-1 Notes. The pool of loans in the securitization must meet certain requirements, including asset mix and concentration, term, agency rating, collateral coverage, minimum coupon, minimum spread and sector diversity requirements in the indenture governing the 2015-1 Notes.
For the years ended December 31, 2016 and 2015, the weighted average interest rate, which includes amortization of debt issuance costs on the 2015-1 Notes, was 2.89% and 2.45%, respectively, based on floating LIBOR rates.
For the years ended December 31, 2016, 2015 and 2014, the components of interest expense on the 2015-1 Notes were as follows:

	For the years ended December 31,
	2,016	2,015	2,014
Interest expense	$7,698	$3,468	$—
Amortization of debt issuance costs	205	106	—
Total interest expense and credit facility fees	$7,903	$3,574	$—
Cash paid for interest expense	$7,439	$2,021	$—
8. COMMITMENTS AND CONTINGENCIES
A summary of significant contractual payment obligations was as follows as of December 31, 2016 and 2015:

	SPV Credit Facility and Credit Facility		2015-1 Notes
Payment Due by Period	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Less than 1 Year	$—	$—	$—	$—
1-3 Years	—	—	—	—
3-5 Years	421,885	64,000	—	—
More than 5 Years	—	170,313	273,000	273,000
Total	$421,885	$234,313	$273,000	$273,000
In the ordinary course of its business, the Company enters into contracts or agreements that contain indemnification or warranties. Future events could occur that lead to the execution of these provisions against the Company. The Company believes that the likelihood of such an event is remote; however, the maximum potential exposure is unknown. No accrual has been made in the consolidated financial statements as of December 31, 2016 and 2015 for any such exposure.
As of December 31, 2016 and 2015, the Company had $1,222,358 and $1,174,340, respectively, in total capital commitments from stockholders, of which $421,698 and $559,214, respectively, was unfunded. As of December 31, 2016 and 2015, current directors had committed $765 in capital commitments to the Company.
The Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans as of the indicated dates:

	Par Value as of
	December 31, 2016	December 31, 2015
Unfunded delayed draw commitments	$35,704	$20,695
Unfunded revolving term loan commitments	24,063	3,906
Total unfunded commitments	$59,767	$24,601
As of December 31, 2016, the Company had remaining commitments to fund, from time to time, capital to Credit Fund of up to $364,999. Funding of such commitments generally requires the approval of the board of Credit Fund, including the board members appointed by the Company. As of December 31, 2016, the Company had remaining commitments to fund, from time to time, mezzanine loans to Credit Fund of up to $37,617, of which $13,500 was available for borrowing based on the computation of collateral to support the borrowings.
9. NET ASSETS
The Company has the authority to issue 200,000,000 shares of common stock, $0.01 per share par value.
During the year ended December 31, 2016, the Company issued 10,178,235 shares for $185,816 including reinvestment of dividends. The following table summarizes capital activity during the year ended December 31, 2016:

	Common Stock		Capital in Excess of Par Value	Offering Costs	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance, beginning of year	31,524,083	$315	$613,944	$(74)	$(12,994)	$(2,411)	$(27,054)	$571,726
Common stock issued	10,162,898	102	185,435	—	—	—	—	185,537
Reinvestment of dividends	15,337	—	279	—	—	—	—	279
Net investment income (loss)	—	—	—	—	59,621	—	—	59,621
Net realized gain (loss) on investments	—	—	—	—	—	(9,644)	—	(9,644)
Net change in unrealized appreciation (depreciation) on investments	—	—	—	—	—	—	19,832	19,832
Dividends declared	—	—	—	—	(63,214)	—	—	(63,214)
Tax reclassification of stockholders’ equity in accordance with US GAAP	—	—	(78)	—	13,380	(13,302)	—	—
Balance, end of year	41,702,318	$417	$799,580	$(74)	$(3,207)	$(25,357)	$(7,222)	$764,137
During the year ended December 31, 2015, the Company issued 13,591,386 shares for $262,485 including reinvestment of dividends. The following table summarizes capital activity during the year ended December 31, 2015:

	Common Stock		Capital in Excess of Par Value	Offering Costs	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance, beginning of year	17,932,697	$179	$351,636	$(74)	$(4,388)	$(57)	$(9,039)	$338,257
Common stock issued	13,584,508	136	262,218	—	—	—	—	262,354
Reinvestment of dividends	6,878	—	131	—	—	—	—	131
Net investment income (loss)	—	—	—	—	35,524	—	—	35,524
Net realized gain (loss) on investments—non-controlled/ non-affiliated	—	—	—	—	—	1,164	—	1,164
Net change in unrealized appreciation (depreciation) on investments—non-controlled/ non-affiliated	—	—	—	—	—	—	(18,015)	(18,015)
Dividends declared	—	—	—	—	(47,689)	—	—	(47,689)
Tax reclassification of stockholders’ equity in accordance with US GAAP	—	—	(41)	—	3,559	(3,518)	—	—
Balance, end of year	31,524,083	$315	$613,944	$(74)	$(12,994)	$(2,411)	$(27,054)	$571,726
During the year ended December 31, 2014, the Company issued 8,356,707 shares for $164,803 including reinvestment of dividends. The following table summarizes capital activity during the year ended December 31, 2014:

	Common Stock		Capital in Excess of Par Value	Offering Costs	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance, beginning of year	9,575,990	$96	$186,965	$(74)	$(664)	$—	$(321)	$186,002
Common stock issued	8,354,987	83	164,686	—	—	—	—	164,769
Reinvestment of dividends	1,720	—	34	—	—	—	—	34
Net investment income (loss)	—	—	—	—	14,260	—	—	14,260
Net realized gain (loss) on investments—non-controlled/ non-affiliated	—	—	—	—	—	72	—	72
Net change in unrealized appreciation (depreciation) on investments—non-controlled/ non-affiliated	—	—	—	—	—	—	(8,718)	(8,718)
Dividends declared	—	—	—	—	(18,162)	—	—	(18,162)
Tax reclassification of stockholders’ equity in accordance with US GAAP	—	—	(49)	—	178	(129)	—	—
Balance, end of year	17,932,697	$179	$351,636	$(74)	$(4,388)	$(57)	$(9,039)	$338,257
The following table summarizes total shares issued and proceeds received related to capital subscriptions for the Company’s common stock and reinvestment of dividends during the year ended December 31, 2016:

	Shares Issued	Proceeds Received
January 22, 2016*	3,885	$74
March 11, 2016	1,815,181	33,000
April 22, 2016*	2,988	54
May 6, 2016	1,510,859	26,999
June 24, 2016	1,660,333	30,102
July 22, 2016*	3,756	66
August 26, 2016	1,909,449	35,000
September 16, 2016	1,360,948	25,001
October 24, 2016*	4,708	85
November 18, 2016	1,906,128	35,435
Total	10,178,235	$185,816
* Represents shares issued upon the reinvestment of dividends.
The following table summarizes total shares issued and proceeds received related to capital subscriptions for the Company’s common stock and reinvestment of dividends during the year ended December 31, 2015:

	Shares Issued	Proceeds Received
January 16, 2015	924,977	$18,000
January 26, 2015*	1,051	20
February 26, 2015	2,312,659	45,005
April 21, 2015*	1,351	25
May 1, 2015	1,462,746	28,085
May 22, 2015	1,708,068	33,000
June 25, 2015	2,412,386	46,992
July 22, 2015*	2,018	38
August 21, 2015	1,032,504	20,002
September 30, 2015	104,954	2,009
October 9, 2015	1,255,914	24,038
October 22, 2015*	2,458	47
December 21, 2015	2,370,300	45,224
Total	13,591,386	$262,485
* Represents shares issued upon the reinvestment of dividends.
The following table summarizes total shares issued and proceeds received related to capital subscriptions for the Company’s common stock and reinvestment of dividends during the year ended December 31, 2014:

	Shares Issued	Proceeds Received
January 27, 2014	1,020,810	$19,998
February 21, 2014	491,849	9,689
March 21, 2014	1,802,772	35,785
April 14, 2014*	148	3
July 14, 2014*	586	12
September 17, 2014	643,060	12,790
October 9, 2014*	986	19
October 16, 2014	1,134,723	22,502
November 3, 2014	1,008,570	20,000
December 9, 2014	2,253,203	44,005
Total	8,356,707	$164,803
* Represents shares issued upon the reinvestment of dividends.
Subscribed but unissued shares are presented in equity with a deduction of subscriptions receivable until cash is received for a subscription. There were no subscribed but unissued shares as of December 31, 2016, 2015 and 2014.
Subscription transactions during the years ended December 31, 2016, 2015 and 2014 were executed at an offering price at a premium to net asset value due to the requirement to use prior quarter net asset value as offering price unless it would result in the Company selling shares of its common stock at a price below the current net asset value and also in order to effect a reallocation of organizational costs to subsequent investors. Such subscription transactions increased net asset value by $0.01 per share, $0.11 per share, and $0.09 per share, respectively, for the years ended December 31, 2016, 2015 and 2014, respectively.
The Company computes earnings per common share in accordance with ASC 260, Earnings Per Share. Basic earnings per common share were calculated by dividing net increase (decrease) in net assets resulting from operations attributable to the Company by the weighted-average number of common shares outstanding for the year.
Basic and diluted earnings per common share were as follows:

	For the years ended December 31,
	2,016	2,015	2,014
Net increase (decrease) in net assets resulting from operations	$69,809	$18,673	$5,614
Weighted-average common shares outstanding	36,152,390	24,830,200	13,091,544
Basic and diluted earnings per common share	$1.93	$0.75	$0.43

The following table summarizes the Company’s dividends declared and payable since inception through the year ended December 31, 2016:

Date Declared	Record Date	Payment Date	Per Share Amount		Total Amount
March 13, 2014	March 31, 2014	April 14, 2014	$0.19		$2,449
June 26, 2014	June 30, 2014	July 14, 2014	$0.27		$3,481
September 12, 2014	September 18, 2014	October 9, 2014	$0.44		$5,956
December 19, 2014	December 29, 2014	January 26, 2015	$0.35		$6,276
March 11, 2015	March 13, 2015	April 17, 2015	$0.37		$7,833
June 24, 2015	June 30, 2015	July 22, 2015	$0.37		$9,902
September 24, 2015	September 24, 2015	October 22, 2015	$0.42		$11,670
December 29, 2015	December 29, 2015	January 22, 2016	$0.40		$12,610
December 29, 2015	December 29, 2015	January 22, 2016	$0.18	(1)	$5,674
March 10, 2016	March 14, 2016	April 22, 2016	$0.40		$13,337
June 8, 2016	June 8, 2016	July 22, 2016	$0.40		$13,943
September 28, 2016	September 28, 2016	October 24, 2016	$0.40		$15,917
December 29, 2016	December 29, 2016	January 24, 2017	$0.41		$17,098
December 29, 2016	December 29, 2016	January 24, 2017	$0.07	(1)	$2,919

(1)	Represents a special dividend.
10. CONSOLIDATED FINANCIAL HIGHLIGHTS
The following is a schedule of consolidated financial highlights for the years ended December 31, 2016, 2015, 2014 and 2013:

	For the years ended December 31,
	2,016	2,015	2,014	2,013
Per Share Data:
Net asset value per share, beginning of year	$18.14	$18.86	$19.42	$20.00
Net investment income (loss) (1)	1.65	1.43	1.09	(0.55)
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	0.20	(0.52)	(0.49)	(0.34)
Net increase (decrease) in net assets resulting from operations	1.85	0.91	0.60	(0.89)
Dividends declared (2)	(1.68)	(1.74)	(1.25)	—
Effect of subscription offering price (3)	0.01	0.11	0.09	0.32
Offering costs	—	—	—	(0.01)
Net asset value per share, end of year	$18.32	$18.14	$18.86	$19.42
Number of shares outstanding, end of year	41,702,318	31,524,083	17,932,697	9,575,990
Total return (4)	10.25%	5.41%	3.55%	(2.90)%
Net assets, end of year	$764,137	$571,726	$338,257	$186,002
Ratio to average net assets (5):
Expenses net of waiver, before incentive fees	5.46%	5.11%	5.78%	9.75%
Expenses net of waiver, after incentive fees	7.69%	6.94%	7.15%	9.75%
Expenses gross of waiver, after incentive fees	8.62%	7.86%	7.98%	10.21%
Net investment income (loss) (6)	8.93%	7.33%	5.45%	(2.45)%
Interest expense and credit facility fees	2.85%	2.37%	2.56%	2.23%
Ratios/Supplemental Data:
Asset coverage, end of period	209.97%	212.70%	209.67%	378.35%
Portfolio turnover	32.39%	26.04%	28.06%	6.43%
Total committed capital, end of year	$1,222,358	$1,174,340	$1,129,522	$877,408
Ratio of total contributed capital to total committed capital, end of year	65.50%	52.38%	31.23%	21.43%
Weighted-average shares outstanding	36,152,390	24,830,200	13,091,544	3,016,298

(1)
For the years ended December 31, 2016, 2015 and 2014, net investment income (loss) per share was calculated as net investment income (loss) for the year divided by the weighted-average number of shares outstanding for the year. For the year ended December 31, 2013, net investment income (loss) per share was calculated as net investment income (loss) for the period divided by the weighted average number of shares outstanding for the period June 5, 2013 (date of issuance of shares related to the first capital drawdown) through December 31, 2013.

(2)
For the years ended December 31, 2016, 2015 and 2014, dividends declared per share was calculated as the sum of dividends declared during the year divided by the number of shares outstanding at each respective quarter-end date (refer to Notes 9 and 12).

(3)	Increase is due to offering price of subscriptions during the year (refer to Note 9).

(4)
Total return is based on the change in net asset value per share during the year plus the declared dividends, assuming reinvestment of dividends in accordance with the dividend reinvestment plan, divided by the beginning net asset value for the year. Total return based on change in net asset value for the year ended December 31, 2013 was calculated for the period from commencement of operations through December 31, 2013. Total return for the years ended December 31, 2016, 2015, 2014 and 2013 was inclusive of $0.01, $0.11, $0.09, and $0.32, respectively, per share increase in net asset value related to the offering price of subscriptions. Excluding the effects of the higher offering price of subscriptions, total return would have been 10.20%, 4.83%, 3.09%, and (4.50%), respectively (refer to Note 9).

(5)
The Company commenced operations on May 2, 2013; therefore, ratios to average net assets and portfolio turnover for the year ended December 31, 2013 may have been different had there been a full year of operations.

(6)	The net investment income ratio is net of the waiver of base management fees.
11. LITIGATION
The Company may become party to certain lawsuits in the ordinary course of business. The Company does not believe that the outcome of current matters, if any, will materially impact the Company or its consolidated financial statements. As of December 31,

2016 and 2015, the Company was not subject to any material legal proceedings, nor, to the Company’s knowledge, is any material legal proceeding threatened against the Company.
In addition, portfolio investments of the Company could be the subject of litigation or regulatory investigations in the ordinary course of business. The Company does not believe that the outcome of any current contingent liabilities of its portfolio investments, if any, will materially affect the Company or these consolidated financial statements.
12. TAX
The Company has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of December 31, 2016 and 2015.
In the normal course of business, the Company is subject to examination by federal and certain state, local and foreign authorities for 2013-2016. As of December 31, 2016 and 2015, the Company had filed tax returns and therefore is subject to examination.
Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from US GAAP. As of December 31, 2016 and 2015, permanent differences primarily due to the tax treatment of passive foreign investment companies and non- deductible excise tax resulted in a net decrease in accumulated net investment loss by $13,380 and $3,559, respectively, net decrease in accumulated net realized gain by $13,302 and $3,518, respectively, and net decrease in additional paid-in capital in excess of par by $78 and $41, respectively, on the Consolidated Statements of Assets and Liabilities. Total earnings and net asset value were not affected.
The tax character of the distributions paid for the fiscal years ended December 31, 2016, 2015 and 2014 was as follows:

	For the years ended December 31,
	2,016	2,015	2,014
Ordinary income	$63,214	$47,689	$18,162
Tax return of capital	$—	$—	$—
Income Tax Information and Distributions to Stockholders
As of December 31, 2016 and 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	2,016	2,015
Undistributed ordinary income	$5,365	$2,691
Other book/tax temporary differences(1)	(2,108)	(2,012)
Capital loss carryforwards	(25,414)	(2,411)
Net unrealized appreciation (depreciation) on investments (2)	(13,629)	(40,727)
Total accumulated earnings (deficit)	$(35,786)	$(42,459)

(1)	Consists of the unamortized portion of organization costs as of December 31, 2016 and 2015, respectively.

(2)
The difference between the book-basis and tax-basis unrealized appreciation (depreciation) on investments is attributable primarily to the tax treatment of passive foreign investment companies, which include the structured finance obligations.

Also, consists of book to tax difference on interest income on CLO equity investments recognized using the effective yield method for financial statement purposes.
As of December 31, 2016 and 2015, the cost of investments for federal income tax purposes and gross unrealized appreciation and depreciation on investments were as follows:

	2,016	2,015
Cost of investments	$1,436,387	$1,093,393
Gross unrealized appreciation on investments	22,390	5,911
Gross unrealized depreciation on investments	(36,019)	(46,638)
Net unrealized appreciation (depreciation) on investments	$(13,629)	$(40,727)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was enacted which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the RIC Modernization Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law. As of December 31, 2016 and 2015, the Company did not have any pre-enactment capital loss carryforwards, and had $25,414 and $2,411, respectively, of post enactment capital loss carryforwards, $614 and $727 of which were post-enactment short-term capital loss carryforwards, respectively, and $24,800 and $1,684, of which were post-enactment long-term capital loss carryforwards, respectively.
13. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

	2,016
	Q4	Q3	Q2	Q1
Total investment income	$33,156	$28,957	$25,748	$23,110
Net expenses	14,807	13,111	12,282	11,150
Net investment income (loss)	18,349	15,846	13,466	11,960
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(953)	13,324	12,485	(14,668)
Net increase (decrease) in net assets resulting from operations	17,396	29,170	25,951	(2,708)
Net asset value per share	18.32	18.38	18.02	17.66
Basic and diluted earnings per common share	$0.48	$0.78	$0.75	$(0.08)

	2,015
	Q4	Q3	Q2	Q1
Total investment income	$20,685	$19,601	$15,925	$12,979
Net expenses	9,920	9,267	7,980	6,499
Net investment income (loss)	10,765	10,334	7,945	6,480
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(20,748)	(681)	1,270	3,308
Net increase (decrease) in net assets resulting from operations	(9,983)	9,653	9,215	9,788
Net asset value per share	18.14	19.02	19.09	19.05
Basic and diluted earnings per common share	$(0.34)	$0.35	$0.40	$0.50

	2,014
	Q4	Q3	Q2	Q1
Total investment income	$5,885	$10,522	$9,944	$6,633
Net expenses	4,906	4,816	5,408	3,594
Net investment income (loss)	979	5,706	4,536	3,039
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(4,910)	(4,769)	56	977
Net increase (decrease) in net assets resulting from operations	(3,931)	937	4,592	4,016
Net asset value per share	18.86	19.35	19.71	19.63
Basic and diluted earnings per common share	$(0.25)	$0.07	$0.36	$0.37
14. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued, except as disclosed below.
Subsequent to December 31, 2016, the Company borrowed $81,000 under the Credit Facility and SPV Credit Facility to fund investment acquisitions. The Company also voluntarily repaid $124,277 under the Credit Facility and SPV Credit Facility.

Effective January 31, 2017, TwentyEighty, Inc. (fka Miller Heiman, Inc.) completed a restructuring whereby the first lien debt held by us was converted into new term loans and equity. Such term loan investments contain cash interest and PIK provisions. As a result, we realized a loss of $7,738 during the period.
On February 28, 2017, Credit Fund issued a capital call and delivered capital drawdown notices of $3,000 to each of the Company and Credit Partners. Proceeds from the capital call were due, and the related issuance of $6,000 of subordinated loans occurred, on March 7, 2017.
On March 20, 2017, the Company’s Board of Directors, including a majority of the Independent Directors, approved the renewal of the Company’s Investment Advisory Agreement with the Investment Adviser and the Company’s Administration Agreement with the Administrator, each for an additional one year term.
On March 20, 2017, the Company’s Board of Directors declared a dividend of $0.41 per share, which is payable on or about April 24, 2017 to holders of record of the Company’s common stock at the close of business on March 20, 2017.

PART C
Other Information
Item 25. Financial Statements and Exhibits
(1) Financial Statements

TCG BDC, Inc.
Unaudited Financial Statements
Consolidated Statements of Assets and Liabilities as of September 30, 2017 (unaudited) and December 31, 2016	F-2
Consolidated Statements of Operations for the three month and nine month periods ended September 30, 2017 (unaudited) and September 30, 2016 (unaudited)	F-3
Consolidated Statements of Changes in Net Assets for the nine month periods ended September 30, 2017 (unaudited) and September 30, 2016 (unaudited)	F-4
Consolidated Statements of Cash Flows for the nine month periods ended September 30, 2017 (unaudited) and September 30, 2016 (unaudited)	F-5
Consolidated Schedules of Investments as of September 30, 2017 (unaudited) and December 31, 2016	F-6
Notes to Consolidated Financial Statements (unaudited)	F-22
Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-54
Consolidated Statements of Assets and Liabilities as of December 31, 2016 and 2015	F-55
Consolidated Statements of Operations for the years ended December 31, 2016, 2015 and 2014	F-56
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2016, 2015 and 2014	F-57
Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014	F-58
Consolidated Schedules of Investments as of December 31, 2016 and 2015	F-59
Notes to Consolidated Financial Statements	F-76
(2) Exhibits

(a)(1)	Articles of Amendment and Restatement(1)

(a)(2)	Articles of Amendment(2)

(b)(1)	Amended and Restated Bylaws(3)

(b)(2)	First Amendment to the Amended and Restated Bylaws(4)

(c)	Not Applicable

(d)(1)	Form of Subscription Agreement for Private Offerings(5)

(d)(2)	Indenture, dated as of June 26, 2015, between Carlyle GMS Finance MM CLO 2015-1 LLC, as issuer, and State Street Bank and Trust Company, as trustee(6)

(d)(3)	Form of Indenture**

(e)	Dividend Reinvestment Plan for TCG BDC, Inc.(7)

(f)	Not Applicable

(g)	Amended and Restated Investment Advisory Agreement, dated as of September 15, 2017, between TCG BDC, Inc. and Carlyle GMS Investment Management L.L.C., as adviser(8)

(h)(1) (h)(2) (h)(3)	Form of Underwriting Agreement for Equity Securities** Form of Underwriting Agreement for Debt Securities** Form of Equity Distribution Agreement**

(i)	Not Applicable

(j)	Custodian Agreement, dated March 21, 2012, between Carlyle GMS Finance, Inc. and State Street Bank and Trust Company, as custodian(9)

(k)(1)	Administration Agreement, dated as of April 3, 2013 by and between Carlyle GMS Finance, Inc. and Carlyle GMS Finance Administration L.L.C., as administrator(10)

(k)(2)	Form of Indemnification Agreement(11)

(k)(3)
Loan and Servicing Agreement, dated as of May 24, 2013, among Carlyle GMS Finance SPV LLC, as borrower, Carlyle GMS Finance, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agent and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A. and Suntrust Robinson Humphrey, Inc., as joint lead arrangers(12)

(k)(4)
Senior Secured Revolving Credit Agreement, dated as of March 21, 2014, among Carlyle GMS Finance, Inc., as borrower, the Lenders party thereto, Suntrust Bank, as administrative agent, and JPMorgan Chase Bank, N.A., as syndication agent(13)

(k)(5)
First Amendment to the Loan and Servicing Agreement, dated as of June 30, 2014, among Carlyle GMS Finance SPV LLC, as borrower, Carlyle GMS Finance, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agent and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A. and Suntrust Robinson Humphrey, Inc., as joint lead arrangers(14)

(k)(6)
Omnibus Amendment No. 1, dated as of January 8, 2015, among Carlyle GMS Finance, Inc., as borrower, the Lenders party thereto, Suntrust Bank, as administrative agent, and JPMorgan Chase Bank, N.A., as syndication agent(15)

(k)(7)
Omnibus Amendment No. 2, dated as of May 25, 2016, among Carlyle GMS Finance, Inc., as borrower, the Lenders party thereto, Suntrust Bank, as existing administrative agent, and HSBC Bank USA, N.A., as successor administrative agent(16)

(k)(8)
Second Amendment to the Loan and Servicing Agreement, dated as of June 19, 2015, among Carlyle GMS Finance SPV LLC, as borrower, Carlyle GMS Finance, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agent and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A. and Suntrust Robinson Humphrey, Inc., as joint lead arrangers(17)

(k)(9)	Collateral Management Agreement, dated as of June 26, 2015, by and between Carlyle GMS Finance MM CLO 2015-1 LLC, as issuer, and Carlyle GMS Investment Management L.L.C., as collateral manager(18)

(k)(10)	Contribution Agreement, dated as of June 26, 2015, by and between Carlyle GMS Finance, Inc., as the contributor, and Carlyle GMS Finance MM CLO 2015-1 LLC, as the contributee(19)

(k)(11)
Third Amendment to the Loan and Servicing Agreement, dated as of June 9, 2016, among Carlyle GMS Finance SPV LLC, as borrower, Carlyle GMS Finance, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agent and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A., as lead arranger(20)

(k)(12)	Omnibus Amendment No. 3, dated as of March 22, 2017, among TCG BDC, Inc., as borrower, the Lenders party thereto and HSBC Bank USA, N.A, as administrative agent and collateral agent(21)

(k)(13)
Fourth Amendment to the Loan and Servicing Agreement, dated as of May 26, 2017, among TCG BDC SPV LLC, as borrower, TCG BDC, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agents and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A., as lead arranger(22)

(k)(14)	Second Amended and Restated Limited Liability Company Agreement, dated as of June 24, 2016, between Carlyle GMS Finance, Inc. and Credit Partners USA LLC, as members(23)

(k)(15)	Agreement and Plan of Merger, dated as of May 3, 2017, between TCG BDC, Inc. and NF Investment Corp.(24)

(l)(1)	Opinion and Consent of Venable LLP, Maryland counsel for TCG BDC, Inc.**

(l)(2)	Opinion and Consent of Proskauer Rose LLP, counsel for TCG BDC, Inc.**

(m)	Not Applicable

(n)(1)	Consent of Independent Registered Public Accounting Firm for TCG BDC, Inc.*

(n)(2)	Report of Independent Registered Public Accounting Firm for TCG BDC, Inc., regarding “senior securities” table contained herein*

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable

(r)(1)	Code of Ethics for TCG BDC, Inc.(25)

(r)(2) 99.1 99.2 99.3 99.4 99.5 99.6 99.7 99.8
Code of Ethics for Carlyle GMS Investment Management L.L.C.(26)

Form of Preliminary Prospectus Supplement For Common Stock Offerings**

Form of Preliminary Prospectus Supplement For Preferred Stock Offerings**

Form of Preliminary Prospectus Supplement For Debt Offerings**

Form of Preliminary Prospectus Supplement For Rights Offerings**

Form of Preliminary Prospectus Supplement For Warrant Offerings**

Form of Preliminary Prospectus Supplement For Unit Offerings**

Form of Preliminary Prospectus Supplement For Retail Notes Offerings**

Form of Preliminary Prospectus Supplement For Institutional Notes Offerings**

*	Filed herewith.

**	To be filed by amendment.

(1)	Incorporated by reference to Exhibit 3.1 to the Company’s Form 10-12G/A filed by the Company on April 11, 2013 (File No. 000-54899)

(2)	Incorporated by reference to Exhibit 3.2 to the Company’s Form 10-K filed by the Company on March 22, 2017 (File No. 000-54899)

(3)	Incorporated by reference to Exhibit 3.2 to the Company’s Form 10-12G/A filed by the Company on April 11, 2013 (File No. 000-54899)

(4)	Incorporated by reference to Exhibit 3.4 to the Company’s Form 10-K filed by the Company on March 22, 2017 (File No. 000-54899)

(5)	Incorporated by reference to Exhibit 4.1 to the Company’s Form 10-12G/A filed by the Company on April 11, 2013 (File No. 000-54899)

(6)	Incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed by the Company on August 12, 2015 (File No. 814-00995)

(7)	Incorporated by reference to Exhibit (e)(1) to the Company’s Form N-2 filed by the Company on June 5, 2017 (File No. 333-218114)

(7)	Incorporated by reference to Exhibit (e)(2) to the Company’s Form N-2 filed by the Company on June 5, 2017 (File No. 333-218114)

(8)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed by the Company on September 20, 2017 (File No. 814-00995)

(9)	Incorporated by reference to Exhibit (j) to the Company’s Registration Statement on Form N-2 filed by the Company on May 19, 2017 (File No. 333-218114)

(10)	Incorporated by reference to Exhibit 10.2 to the Company’s Form 10-12G/A filed by the Company on April 11, 2013 (File No. 000-54899)

(11)	Incorporated by reference to Exhibit 10.3 to the Company’s Form 10-12G/A filed by the Company on April 11, 2013 (File No. 000-54899)

(12)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on July 31, 2013 (File No. 814-00995)

(13)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on May 9, 2014 (File No. 814-00995)

(14)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on August 13, 2014 (File No. 814-00995)

(15)	Incorporated by reference to Exhibit 10.7 to the Company’s Form 10-K filed by the Company on March 27, 2015 (File No. 814-00995)

(16)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on August 8, 2016 (File No. 814-00995)

(17)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on August 12, 2015 (File No. 814-00995)

(18)	Incorporated by reference to Exhibit 10.3 to the Company’s Form 10-Q filed by the Company on August 12, 2015 (File No. 814-00995)

(19)	Incorporated by reference to Exhibit 10.4 to the Company’s Form 10-Q filed by the Company on August 12, 2015 (File No. 814-00995)

(20)	Incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed by the Company on August 8, 2016 (File No. 814-00995)

(21)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on May 10, 2017 (File No. 814-00995)

(22)	Incorporated by reference to Exhibit (k)(13) to the Company’s Form N-2 filed by the Company on June 5, 2017 (File No. 333-218114)

(23)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on November 10, 2016 (File No. 814-00995)

(24)	Incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed by the Company on May 9, 2017 (File No. 814-00995)

(25)	Incorporated by reference to Exhibit (r)(1) to the Company’s Form N-2 filed by the Company on June 8, 2017 (File No. 333-218114)
(26) Incorporated by reference to Exhibit (r)(2) to the Company’s Form N-2 filed by the Company on June 8, 2017 (File No. 333-218114)

Item 26. Marketing Arrangements
The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Commission registration fee	$
NASDAQ listing fee	$
FINRA filing fee	$
Accounting fees and expenses	$
Legal fees and expenses	$
Printing	$
Miscellaneous fees and expenses	$

Total	$
Item 28. Persons Controlled by or Under Common Control with Registrant
Direct Subsidiaries
The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

Carlyle GMS Finance MM CLO 2015-1 LLC (Delaware)	100%
TCG BDC Finance SPV LLC (Delaware)	100%
Each of our direct subsidiaries listed above is consolidated for financial reporting purposes.
In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in the Prospectus.
Item 29. Number of Holders of Securities
The following table sets forth the approximate number of record holders of the Registrant’s common stock and each class of the Registrant’s senior securities (including bank loans) as of November 30, 2017.

Title of Class	Number of Record Holders
Common shares, par value $0.01 per share	1,738
Item 30. Indemnification
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Charter and bylaws also permit us to, with the approval of the Board or a duly authorized committee thereof, indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment adviser’s investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment adviser’s investment committee and certain of our officers. The indemnification agreements provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser’s investment committee in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer or member of our investment adviser’s investment committee.
Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court order indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Investment Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Investment Adviser’s services under the Investment Advisory Agreement or otherwise as an Adviser of the Company.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as Administrator for the Company.
Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Our Investment Adviser
A description of any other business, profession, vocation or employment of a substantial nature in which our investment adviser, and each managing director, director or executive officer of our investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding our investment adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-77691), and is incorporated herein by reference.
Item 32. Locations of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, TCG BDC, Inc., 520 Madison Avenue, 40th Floor, New York, NY 10022;

(2)	the Transfer Agent, State Street Bank and Trust Company, One Heritage Drive, Floor 1, North Quincy, MA 02171;

(3)	the Custodian, State Street Bank and Trust Company, One Heritage Drive, Floor 1, North Quincy, MA 02171; and

(4)	the Investment Adviser, Carlyle GMS Investment Management L.L.C., 520 Madison Avenue, 40th Floor, New York, NY 10022.
Item 33. Management Services
Not applicable.
Item 34. Undertakings

1.
The Registrant undertakes to suspend the offering of shares until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the NAV declines more than ten percent from its NAV as of the effective date of the registration statement; or (2) the NAV increases to an amount greater than the net proceeds as stated in the Prospectus.

2.	Not applicable.

3.
If the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, the Registrant undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant undertakes to file a post-effective amendment to set forth the terms of such offering.

4.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)
that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)
that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:
The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)
the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes that:

(a)
For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)
For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 15th day of December 2017.

TCG BDC, INC.

By:	/s/ Michael A. Hart
Name:	Michael A. Hart
Title:	Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael A. Hart, Venugopal Rathi and Orit Mizrachi, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-2 and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

TCG BDC, INC.

Dated: December 15, 2017	By	/s/ Michael A. Hart
Michael A. Hart
Chairman, Director and Chief Executive Officer (principal executive officer)

Dated: December 15, 2017	By	/s/ Venugopal Rathi
Venugopal Rathi
Chief Financial Officer (principal financial and accounting officer)

Dated: December 15, 2017	By	/s/ Nigel D. T. Andrews
Nigel D. T. Andrews
Director

Dated: December 15, 2017	By	/s/ Leslie E. Bradford
Leslie E. Bradford
Director

Dated: December 15, 2017	By	/s/ Eliot P.S. Merrill
Eliot P.S. Merrill
Director

Dated: December 15, 2017	By	/s/ John G. Nestor
John G. Nestor
Director